                           SCHEDULE 14A INFORMATION

                 Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

                                          [_] Confidential, for Use of the
[X] Preliminary Proxy Statement               Commission Only (as permitted by
                                              Rule 14a-6(e)(2))

[_] Definitive Proxy Statement

[_] Definitive Additional Materials

[_]  Soliciting Material Under Rule 14a-12


                               ----------------

                        MICROCIDE PHARMACEUTICALS, INC.
               (Name of Registrant as Specified in its Charter)

                               ----------------

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[_]  No fee required.

[X]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  (1) Title of each class of securities to which transaction applies: common stock

  (2)   Aggregate number of securities to which transaction applies: 5,550,000

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): $4.87*

  (4)   Proposed maximum aggregate value of transaction: $27,028,500

  (5)  Total fee paid: $5,408

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1)  Amount previously paid:

  (2)  Form, Schedule or Registration Statement No.:

  (3)  Filing Party:

  (4)  Date Filed:

  * The average of the high and low prices of the registrant's common stock reported in the consolidated reporting system as of August 10, 2001.

                        MICROCIDE PHARMACEUTICALS, INC.
                                850 Maude Avenue
                        Mountain View, California 94043

                                        , 2001

Dear Stockholders:

   I am pleased to inform you that the Board of Directors of Microcide Pharmaceuticals, Inc. has approved (1) a merger agreement that provides for the merger of a wholly-owned subsidiary of Microcide with The Althexis Company, Inc. and (2) financing arrangements that provide for the issuance of shares of preferred stock of Microcide to new investors. If the merger is completed, each outstanding share of Althexis' stock will be exchanged for Microcide common stock. The merger and the financing are contingent upon each other, and neither will be completed unless both are approved by holders of a majority of the outstanding common stock of Microcide.

   We have scheduled a special meeting of stockholders of Microcide to be held
on       , 2001 at    a.m. at Microcide's offices located at 850 Maude Avenue,
Mountain View, California 94043. At the special meeting, you will be asked to approve the issuance of shares of common stock pursuant to the merger agreement, the issuance of shares of preferred stock pursuant to the financing arrangements and an amendment to Microcide's Restated Certificate of Incorporation changing the name of Microcide to "Essential Therapeutics, Inc." The Notice of Special Meeting of Stockholders and the proxy statement attached further describe the business to be conducted at the special meeting. You should carefully consider the risk factors beginning on page 11 of the proxy statement before voting your shares.

   Your vote is important. Please take the time to vote on the proposals by completing and mailing the enclosed proxy card, even if you plan to attend the special meeting. Thank you for your interest and participation in the affairs of Microcide Pharmaceuticals.

                                          Sincerely,

                                          James E. Rurka
                                          President and Chief Executive
                                           Officer

                      REFERENCES TO ADDITIONAL INFORMATION

   This proxy statement incorporates important business and financial information about Microcide Pharmaceuticals, Inc. from documents that are not included in or delivered with this proxy statement. This information is available to you without charge upon your written or oral request. You can obtain the documents incorporated by reference in this proxy statement by requesting them in writing or by telephone from Microcide at 850 Maude Avenue, Mountain View, California 94043, Attention: Investor Relations, Telephone:
(650) 428-3535.

   See also "Where You Can Find More Information." If you would like to request
documents, please do so by       , 2001 in order to receive them before the
special meeting.

                        MICROCIDE PHARMACEUTICALS, INC.

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                           To be held on       , 2001

TO THE STOCKHOLDERS:

   NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Microcide
Pharmaceuticals, Inc., a Delaware corporation, will be held on       ,  , 2001,
at    a.m., local time, at Microcide's offices located at 850 Maude Avenue,
Mountain View, California 94043 for the following purposes:

  1. To approve the issuance of shares of common stock pursuant to the Agreement and Plan of Merger, dated as of July 27, 2001, among Microcide, California MP Acquisition, Inc., a wholly-owned subsidiary of Microcide, and The Althexis Company, Inc. Pursuant to the merger agreement, among other things:

    . California MP Acquisition will merge with and into Althexis in accordance with the General Corporation Law of the State of Delaware;

    . Microcide will issue of up to 5.55 million shares of common stock in exchange for all the outstanding securities of Althexis; and

    . Microcide will appoint Mark Skaletsky, the current Chairman of the Board and Chief Executive Officer of Althexis, the President, Chief Executive Officer and Chairman of the Board of Microcide upon completion of the merger.

  2. To approve the issuance of shares of preferred stock pursuant to the Subscription Agreements, each dated as of July 27, 2001, between Microcide and each purchaser of preferred stock. Pursuant to the subscription agreements, among other things:

    . Microcide will issue up to 60,000 shares of Series B convertible redeemable preferred stock, convertible into 20.0 million shares of common stock; and

    . Microcide will appoint three nominees of the purchasers to Microcide's Board of Directors.

  3. To approve an amendment to Microcide's Restated Certificate of Incorporation to change the name of Microcide to "Essential
     Therapeutics, Inc."

  4. To transact any other business that may properly come before the special meeting or any adjournment or postponement.

Microcide's Board of Directors unanimously recommends that stockholders vote "FOR" the approval of the issuance of shares of common stock pursuant to the merger agreement, "FOR" the approval of the issuance of shares of preferred stock pursuant to the subscription agreements and "FOR" the approval of the amendment to Microcide's Restated Certificate of Incorporation to change the name of Microcide.

   The merger and the financing are contingent upon each other. Microcide cannot complete these transactions unless a quorum is present at the special meeting in person or by proxy, and a majority of the total votes cast at the special meeting by holders of Microcide's common stock outstanding as of the record date is voted in favor of the approval of the issuance of shares of common stock pursuant to the merger agreement and the issuance of shares of preferred stock pursuant to the subscription agreements. Microcide cannot complete the proposed name change unless a quorum is present at the special meeting in person or by proxy, and a majority of Microcide's common stock outstanding as of the record date is voted in favor of the approval of the amendment to Microcide's Restated Certificate of Incorporation. As a result, if you do not vote by proxy or in person at the special meeting it will have the effect of a vote against the approval of the proposed name change.

   Only stockholders of record at the close of business on       , 2001 are
entitled to notice of and to vote at the special meeting. This proxy statement
is first being mailed to stockholders on or about       , 2001.

   All stockholders are cordially invited to attend the special meeting in person. However, to assure your representation at the special meeting, you are urged to sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the special meeting may vote in person even if the stockholder has returned a proxy.

   For more information about the proposed transactions, please review the accompanying proxy statement, including the appendices.

                                    By order of the Board of Directors

                                    Alan C. Mendelson
                                    Secretary

Mountain View, California
      , 2001

 IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING,
   PLEASE COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE
                         ENVELOPE PROVIDED.


          This proxy is solicited on behalf of the Board of Directors.

                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----
Forward-Looking Statements May Prove Inaccurate........................... iii
Questions and Answers.....................................................  iv
Summary...................................................................   1
  The Companies...........................................................   1
  The Special Meeting.....................................................   1
  Reasons for the Merger..................................................   1
  Reasons for the Financing...............................................   2
  Reasons for the Amendment to Microcide's Restated Certificate of
   Incorporation..........................................................   2
  Recommendations to Stockholders.........................................   2
  Quorum, Vote Required...................................................   2
  The Merger..............................................................   2
  The Financing...........................................................   2
  Management Following the Merger and the Financing.......................   3
  Ownership Upon Completion of Merger and Financing.......................   3
  Conditions to Merger....................................................   3
  Conditions to Financing.................................................   3
  No Solicitation.........................................................   3
  Termination of Merger Agreement.........................................   4
  Termination of Subscription Agreements..................................   4
  Option Agreements and Termination Fee...................................   4
  Opinion of Financial Advisor............................................   4
  Accounting Treatment....................................................   4
  Amendment of Restated Certificate of Incorporation......................   4
  Selected Historical and Pro Forma Financial Data........................   5
  Microcide Selected Historical Financial Data............................   6
  Althexis Selected Historical Financial Data.............................   7
  Pro Forma Condensed Consolidated Financial Statements...................   8
  Comparative Per Share Data..............................................  10
Risk Factors..............................................................  11
  Risks Related to the Merger.............................................  11
  Risks Related to the Financing..........................................  11
  Risks Related to Microcide..............................................  12
  Risks Related to Althexis...............................................  20
The Companies.............................................................  21
  Microcide Pharmaceuticals, Inc..........................................  21
  The Althexis Company, Inc...............................................  21
  The Combined Company....................................................  24
The Special Meeting.......................................................  25
  General.................................................................  25
  Solicitation, Voting and Revocability of Proxies........................  26
  Recommendations of Microcide's Board of Directors.......................  27
The Merger................................................................  28
  Background of the Merger................................................  28
  Reasons for the Merger..................................................  33
  Opinion of Financial Advisor............................................  35
  Structure of the Merger.................................................  39
  Merger Consideration....................................................  39
  Conversion of Securities................................................  39
  Interests of Certain Persons in the Merger..............................  40

                                                                          Page
                                                                          ----
    Accounting Treatment................................................   41
    Material United States Federal Income Tax Consequences..............   41
    Regulatory Approvals................................................   41
    Appraisal Rights....................................................   41
    Federal Securities Matters..........................................   41
 The Merger Agreement...................................................   42
    Conditions to the Completion of the Merger..........................   42
    No Solicitation of Alternate Transactions...........................   43
    Bridge Financing....................................................   44
    Registration Rights.................................................   44
    Termination.........................................................   45
    Expenses and Termination Fees.......................................   45
    Conduct of Business Pending the Merger..............................   46
    Amendment and Waiver................................................   47
    Representations and Warranties......................................   48
 Other Agreements Related to the Merger.................................   49
    Stockholder Support Agreements......................................   49
    Severance Agreements................................................   49
    Stock Option Agreements.............................................   50
    Stockholders Agreements.............................................   51
 The Financing..........................................................   52
    Reasons for the Financing...........................................   52
    Structure of the Financing..........................................   52
    The Subscription Agreements.........................................   53
    Certificate of Designations.........................................   57
    Voting Agreement....................................................   60
    Interests of Certain Persons in the Financing.......................   60




 Althexis Management's Discussion and Analysis of Financial Condition
  and Results of Operations.............................................   73
 Unaudited Pro Forma Condensed Consolidated Financial Statements........   75
 Amendment to Microcide's Restated Certificate of Incorporation.........   82
 Beneficial Security Ownership of Management and Certain Beneficial
  Owners................................................................   83
 Other Matters..........................................................   84
 Deadline for Receipt of Stockholder Proposals..........................   84
 Where You Can Find More Information....................................   85

 APPENDIX A Agreement and Plan of Merger, dated as of July 27, 2001, by and among Microcide Pharmaceuticals, Inc., California MP
             Acquisition, Inc. and The Althexis Company, Inc.
 APPENDIX B Fairness Opinion of JPMorgan H&Q
 APPENDIX C Form of Subscription Agreement
 APPENDIX D Form of Certificate of Designations

                FORWARD-LOOKING STATEMENTS MAY PROVE INACCURATE

   This proxy statement and the documents that are incorporated by reference contain forward-looking statements that are subject to risks and uncertainties. You should not place undue reliance on these statements, which only speak as of the date hereof. Forward-looking statements include the information concerning possible or assumed future results of operations of Microcide and Althexis, including any forecasts, projections and descriptions of anticipated synergies related to the merger. You should note that many factors could affect the actual financial results of Microcide and Althexis, and could cause actual results to differ materially from those in the forward-looking statements. These factors include the following:

  . the merger and the financing not being completed;

  . costs or difficulties related to the integration of the technologies or businesses of the companies being greater than expected;

  . demands placed on management by the increase in the combined company's size;

  . unanticipated increases occurring in financing and other costs;

  . general economic or business conditions being less favorable than expected;

  . legislative or regulatory changes adversely affecting the businesses in which the companies are engaged; and

  . other opportunities being presented to and pursued by the companies.

                             QUESTIONS AND ANSWERS

Q:  Why are Microcide and Althexis proposing to merge?

A: Microcide and Althexis are proposing to merge because we believe that the combination will create a stronger, more competitive company with greater growth potential than either Microcide or Althexis would have on its own. We believe that the combination of Microcide's drug discovery platforms and product development opportunities with Althexis' proprietary target validation system and structure-based drug design skills will accelerate the combined company's multiple drug development programs in infectious disease.

Q:  What will happen to my common stock in the merger?

A: Each share of Microcide common stock will be unaffected by the merger and remain outstanding.

Q: Why is Microcide proposing to issue shares of its Series B convertible redeemable preferred stock in the financing?

A: Microcide is issuing preferred stock in order to finance the working capital requirements of the combined company.

Q:  Why is Microcide proposing to amend its certificate of incorporation?

A: The Board of Directors of Microcide has determined to change the name of Microcide to "Essential Therapeutics, Inc." Microcide is proposing to amend its certificate of incorporation in order to complete the name change.

Q:  How does the Board of Directors of Microcide recommend I vote my shares?

A: The Microcide Board recommends that you vote "FOR" each of the proposals described in this proxy statement.

Q:  What do I need to do now?

A: After carefully reading and considering the information contained in this proxy statement, please fill out and sign your proxy card and mail your signed proxy card in the enclosed return envelope as soon as possible so that your shares may be represented at the special meeting.

Q: If my shares are held in "street name" by my broker, will my broker vote my shares for me?

A: Your broker will vote your shares only if you provide instructions on how to vote. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares. Without instructions, your shares will not be voted.

Q:  Can I change my vote after I have mailed my signed proxy card?

A: Yes. You can change your vote at any time before your proxy is voted at the special meeting. You can do this in one of three ways. First, you can send a written notice stating that you would like to revoke your proxy. Second, you can complete and submit a new proxy. If you choose either of these two methods, you must submit your notice of revocation to Microcide at the address set forth at the end of this section or submit your new proxy in the same way you submitted your prior proxy. Third, you can attend the special meeting and vote in person.

Q:  When do you expect the merger and the financing to be completed?

A: We are working towards completing the merger and the financing as soon as possible. We expect to complete the transactions by September 30, 2001.

                       Who can help answer my questions?

   If you have any questions about the merger, the financing or the amendment to Microcide's certificate of incorporation, or if you need additional copies of this proxy statement or the enclosed proxy, you should contact Microcide Pharmaceuticals, Inc., 850 Maude Avenue, Mountain View, California 94043,
Attention: Investor Relations, Telephone: (650) 428-3535, Facsimile: (650) 428-3545, email: feubanks@microcide.com.

                                    SUMMARY

   This summary highlights selected information from this proxy statement and may not contain all of the information that is important to you. To understand the merger, the financing, the amendment to Microcide's Restated Certificate of Incorporation and related matters, you should carefully read this entire proxy statement and the documents to which we have referred you. See "Where You Can Find More Information."

The Companies

 Microcide Pharmaceuticals, Inc.
 850 Maude Avenue
 Mountain View, California 94043
 Telephone: (650) 428-1550

   Microcide is a biopharmaceutical company committed to the discovery, development and commercialization of novel antimicrobials for the improved treatment of serious bacterial, fungal and viral infections. Novel antimicrobials are newly discovered drugs that define a new chemical class, with characteristics that allow them to function in a different way from the current classes of antimicrobials. Antibacterials, antifungals and antivirals are all antimicrobials. Microcide's three discovery research platforms address the growing problems of antibiotic resistance and the need for improved antifungal and antiviral therapeutics. Microcide's Cephalosporin Antibiotics and Efflux Pump Inhibition platforms focus on developing novel antibiotics and antibiotic potentiators, or efflux inhibitors, to directly address existing bacterial and fungal resistance problems. Efflux is the mechanism by which bacteria and fungi eject or "pump out" antibiotics. Microcide's VALID Microbial Genomics platform utilizes proprietary bacterial, fungal and viral genetics and genomics tools to discover entirely new classes of antimicrobial agents. Please see "The Companies--Microcide Pharmaceuticals, Inc."

 The Althexis Company, Inc.
 1365 Main Street
 Waltham, Massachusetts 02451
 Telephone: (781) 647-5554

   Althexis is a biopharmaceutical company committed to the discovery, development and commercialization of new medicines to treat human diseases. Althexis' discovery approach is centered on the use of structure-based drug design, or SBDD, a powerful method of drug discovery that exploits atomic-level information about potential disease targets. Althexis is developing a proprietary target validation system called ACTT. Althexis combines SBDD and related technologies with expertise in more traditional discovery tools, such as high-throughput screening and medicinal chemistry. Even though SBDD is generally applicable to any disease category, the first therapeutic target studied by Althexis is an essential bacterial enzyme, the structure of which is strongly conserved across a broad spectrum of pathogens. Drugs targeted against this enzyme will address the growing resistance of bacteria to current therapies, a worldwide healthcare threat. Althexis is collaborating in this effort with PLIVA Pharmaceuticals, Inc., the inventor of azithromycin, which is sold in the United States by Pfizer under the name Zithromax. Please see "The Companies--The Althexis Company, Inc."

The Special Meeting

   The special meeting will be held on       , 2001, at   a.m., local time, at
Microcide's offices located at 850 Maude Avenue, Mountain View, California 94043. Please see "The Special Meeting."

Reasons for the Merger

   The Board of Directors of Microcide has identified various benefits that are likely to result from the merger. The Microcide Board believes the merger will:

  . combine the companies' technologies to accelerate Microcide's drug discovery and development programs in infectious disease;

  . supplement Microcide's management team; and

  . enhance long-term stockholder value.

Please see "The Merger--Reasons for the Merger."

Reasons for the Financing

   The Microcide Board has determined that the financing is necessary to finance the working capital requirements of the combined company. Please see "The Financing--Reasons for the Financing."

Reasons for the Amendment to Microcide's Restated Certificate of Incorporation

   The Microcide Board has determined that Microcide change its name to "Essential Therapeutics, Inc.," which will be effected by the amendment to Microcide's Restated Certificate of Incorporation. Please see "Amendment to Microcide's Restated Certificate of Incorporation."

Recommendations to Stockholders

   The Microcide Board believes that each of the merger, the financing and the amendment to Microcide's Restated Certificate of Incorporation are in the best interests of Microcide and its stockholders and recommends that stockholders vote "FOR" the proposals:

  . to approve the issuance of shares of common stock pursuant to the merger agreement;

  . to approve the issuance of shares of preferred stock pursuant to the subscription agreements; and

  . to approve an amendment to Microcide's Restated Certificate of Incorporation to change Microcide's name to "Essential Therapeutics, Inc."

   Please see "The Special Meeting--Recommendation of Microcide's Board of Directors."

Quorum, Vote Required

   The presence in person or by proxy of at least a majority of the outstanding shares of Microcide's common stock entitled to vote at the special meeting is required to establish a quorum at the special meeting. The affirmative vote of a majority of the votes cast at the Microcide special meeting is required for the approval of the issuance of shares of common stock pursuant to the merger agreement and the issuance of shares of preferred stock pursuant to the subscription agreements. The merger and the financing are contingent upon each other, and neither will be completed unless both are approved by Microcide's stockholders. The affirmative vote of a majority of the outstanding shares of Microcide's common stock is required for the approval of the amendment to Microcide's Restated Certificate of Incorporation. Please see "The Special Meeting--Solicitation, Voting and Revocability of Proxies."

The Merger

   The merger agreement is included as Appendix A to this proxy statement. We encourage you to read the merger agreement because it is the principal document governing the merger.

   In connection with the merger, a wholly-owned subsidiary of Microcide will merge with and into Althexis, with Althexis surviving the merger and continuing as a wholly-owned subsidiary of Microcide. Each issued and outstanding share of Althexis stock will be converted into an estimated 1.15 shares of Microcide common stock and Microcide will assume Althexis' outstanding options and warrants. Each outstanding share of Microcide common stock will remain outstanding and be unaffected by the merger. In connection with the merger, Microcide will change its name to Essential Therapeutics, Inc. Please see "The Merger--Structure of the Merger" and "--Conversion of Securities."

The Financing

   At the time of the merger, Microcide will sell up to $60.0 million of its convertible redeemable preferred stock to a group of purchasers in a private placement. The preferred stock is convertible into shares of Microcide's common stock at a fixed exchange ratio of $3.00 per share, subject to adjustment for stock dividends, stock splits and similar events. The resale of the underlying common stock will be registered on a registration statement on Form S-3 and subject to lockup provisions for up to nine months after closing. Please see "The Financing--Structure of the Financing."

   We will be required to record a deemed dividend on our financial statements in the amount of $23.8 million in connection with the financing. Please see "The Financing--Structure of the Financing."

Management Following the Merger and the Financing

   Upon completion of the merger and the financing, the Microcide Board will have eight members, consisting of:

  . John Walker and Jim Rurka, the current Chairman of the Board and the current Chief Executive Officer and director, respectively, of Microcide;

  . Mark Skaletsky, the current Chairman of the Board and Chief Executive
    Officer of Althexis;

  . David Schnell, Charles Newhall and Kate Bingham, the nominees of the purchasers of preferred stock; and

  . two additional persons that have not been identified as of the date of this proxy statement.

Upon the completion of the merger, Mr. Skaletsky will be appointed the President, Chief Executive Officer and Chairman of the Board of Microcide.

Ownership Upon Completion of Merger and Financing

   Based upon the number of outstanding shares of Microcide common stock and Althexis stock as of the record date:

  . giving effect to the merger but not the financing: the stockholders of Microcide immediately prior to the merger will own approximately 68.9% of the outstanding shares of Microcide; and the former stockholders of Althexis will own approximately 31.1% of the outstanding shares of Microcide; and

  . giving effect to both the merger and the financing: the stockholders of Microcide immediately prior to the merger will own approximately 31.4% of the outstanding shares of Microcide; the former stockholders of Althexis will own approximately 14.2% of the outstanding shares of Microcide; and the purchasers of preferred stock, assuming conversion of their shares into common stock, will own approximately 54.4% of the outstanding shares of Microcide.

Conditions to Merger

   The completion of the merger depends upon the satisfaction of a number of conditions, including the following:

  . approval of the issuance of shares of common stock pursuant to the merger agreement by the stockholders of Microcide;

  . approval of the merger agreement by the stockholders of Althexis;

  . absence of a material adverse change with respect to Microcide and Althexis; and

  . completion of the financing.

Please see "The Merger Agreement--Conditions to Completion of the Merger."

Conditions to Financing

   The completion of the financing depends upon the satisfaction of a number of conditions, including the following:

  . approval of the issuance of shares of preferred stock pursuant to the subscription agreements by the stockholders of Microcide;

  . the aggregate purchase price for the preferred stock purchased by all purchasers will be at least $55.0 million; and

  . completion of the merger.

Please see "The Financing--The Subscription Agreements--Conditions to Completion of the Financing."

No Solicitation

   Microcide and Althexis have agreed that they will not initiate any discussions regarding a business combination with another party. Please see "The Merger Agreement--No Solicitation of Alternate Transactions."

Termination of Merger Agreement

   Microcide and Althexis can agree to terminate the merger agreement without completing the merger, and either Microcide or Althexis can terminate the merger agreement if any of the following occurs:

  . the merger is not completed by December 31, 2001;

  . the approval of the stockholders of Microcide is not obtained; or

  . the other party breaches any representation, warranty, covenant or agreement, except for breaches that are not reasonably likely to have a material adverse effect, and the breach continues for at least 14 days after written notice.

Please see "The Merger Agreement--Termination."

Termination of Subscription Agreements

   Microcide and the purchasers of preferred stock can agree to terminate the subscription agreements without completing the financing, and either Microcide or the purchasers can terminate the subscription agreements if any of the following occurs:

  . the financing is not completed by November 30, 2001; or

  . the other party materially breaches any of its representations or warranties or obligations under the merger agreement.

Please see "The Financing--The Subscription Agreements--Termination."

Option Agreements and Termination Fee

   Microcide and Althexis have entered into reciprocal option agreements pursuant to which Microcide has granted to Althexis, and Althexis has granted to Microcide, an option to acquire up to 19.9% of the common stock of Microcide or Althexis, respectively, under specified circumstances. The merger agreement requires Microcide or Althexis to pay a termination fee of $1.0 million plus reimbursement of expenses if the merger agreement is terminated under specified circumstances. The total profit that either company may realize under the option agreements and through the payment of termination fees will not exceed $2.5 million. Please see "The Merger Agreement--Expenses and Termination Fees" and "Other Agreements Related to the Merger--Stock Option Agreements."

Opinion of Financial Advisor

   In deciding to approve the merger agreement, the Microcide Board considered an opinion from JPMorgan H&Q, a division of J.P. Morgan Securities, Inc., its financial advisor, as to the fairness, from a financial point of view, to Microcide of the exchange ratio contained in the merger agreement. This opinion is included as Appendix B to this proxy statement, and we encourage you to read it. Please see "The Merger--Opinion of Financial Advisor."

Accounting Treatment

   The merger will be accounted for as a "purchase" transaction for accounting and financial reporting purposes, in accordance with generally accepted accounting principles. Accordingly, a determination of the fair value of Althexis' assets and liabilities will be made in order to allocate the purchase price to the assets acquired and the liabilities assumed. In connection with the merger, Microcide anticipates that it will take a one-time charge consisting of a write-off of the value of purchased in-process research and development estimated to be approximately $13.9 million. The purchase price allocation, including the one-time charge for write-off of the value of purchased in-process research and development, is subject to revision when additional information concerning asset and liability valuation is obtained. Please see "The Merger--Accounting Treatment" and "Unaudited Pro Forma Condensed Consolidated Financial Statements."

Amendment of Restated Certificate of Incorporation

   The Microcide Board has approved an amendment to the Restated Certificate of Incorporation of Microcide to change the name of Microcide to "Essential Therapeutics, Inc." Please see "Amendment to Microcide's Restated Certificate of Incorporation."

                Selected Historical and Pro Forma Financial Data

   Set forth on the following pages are (1) selected historical financial data of Microcide, (2) selected historical financial data of Althexis and (3) selected unaudited pro forma combined financial data of Microcide after giving effect to the merger and the financing. The selected historical financial data should be read in conjunction with the selected historical audited and unaudited financial statements of Microcide and Althexis and the related notes included elsewhere or incorporated by reference in this proxy statement. The selected unaudited pro forma combined financial data of Microcide is derived from, and should be read in conjunction with, the unaudited pro forma combined financial statements and the related notes included elsewhere in this proxy statement. See "Unaudited Pro Forma Combined Financial Statements."

                  Microcide Selected Historical Financial Data

   Set forth below are selected historical financial data of Microcide. We have prepared this information using the consolidated financial statements of Microcide as of and for the five years ended December 31, 2000 and as of and for the six-month periods ended June 30, 2001 and 2000. The financial statements as of and for the five fiscal years ended December 31, 2000 have been audited by Ernst & Young LLP, independent auditors. The financial statements as of and for the six-month periods ended June 30, 2001 and 2000 have not been audited.

                                                                            Six Months
                                   Year Ended December 31,                Ended June 30,
                          ----------------------------------------------  ----------------
                           1996     1997      1998      1999      2000     2000     2001
                          -------  -------  --------  --------  --------  -------  -------
                                    (In thousands, except per share data)
Historical Statement of
Operations Data:
Total revenues..........  $11,273  $14,894  $ 11,181  $  9,448  $  5,864  $ 2,754  $ 4,515
Operating expenses:
  Research and
   development..........   10,717   17,877    18,806    17,288    16,082    8,169    8,477
  General and
   administrative.......    2,889    4,091     3,971     3,956     4,353    1,925    2,463
                          -------  -------  --------  --------  --------  -------  -------
    Total operating
     expenses...........   13,606   21,968    22,777    21,244    20,435   10,094   10,940
                          -------  -------  --------  --------  --------  -------  -------
Operating loss..........   (2,333)  (7,074)  (11,596)  (11,796)  (14,571)  (7,340)  (6,425)
Interest income, net....    1,663    2,472     1,838     1,050       859      469      337
                          -------  -------  --------  --------  --------  -------  -------
Loss before cumulative
 effect of change in
 accounting principle...     (670)  (4,602)   (9,758)  (10,746)  (13,712)  (6,871)  (6,088)
Cumulative effect of
 change in accounting
 principle..............      --       --        --        --       (233)    (233)     --
                          -------  -------  --------  --------  --------  -------  -------
Net loss................  $  (670) $(4,602) $ (9,758) $(10,746) $(13,945) $(7,104) $(6,088)
                          =======  =======  ========  ========  ========  =======  =======
Basic and diluted net
 loss per share.........  $ (0.10) $ (0.43) $  (0.89) $  (0.97) $  (1.23) $ (0.63) $ (0.53)
Shares used in computing
 basic and diluted net
 loss per share.........    7,034   10,817    10,962    11,085    11,320   11,261   11,486
                                         December 31,                        June 30,
                          ----------------------------------------------  ----------------
                           1996     1997      1998      1999      2000     2000     2001
                          -------  -------  --------  --------  --------  -------  -------
Historical Balance Sheet
Data:
Cash, cash equivalents
 and short-term
 investments............  $47,508  $40,387  $ 33,192  $ 24,868  $ 12,589  $19,123  $11,326
Working capital.........   42,542   37,235    30,269    21,447     9,214   15,457    4,325
Total assets............   56,826   51,782    44,490    33,831    27,198   27,826   17,796
Long-term obligations...      952      450     3,039     2,164       603    1,353      456
Total stockholders'
 equity.................   50,574   46,896    37,938    27,803    15,324   21,736    9,491

                  Althexis Selected Historical Financial Data

   Set forth below are selected historical financial data of Althexis. We have prepared this information using the consolidated financial statements of Althexis as of and for the years ended December 31, 1999 and 2000, and the period October 1, 1998 (date of inception) through December 31, 1998 and as of and for the six-month periods ended June 30, 2001 and 2000. The financial statements as of and for the periods ended December 31, 1999 and 2000, and the period October 1, 1998 (date of inception) through December 31, 1998 have been audited by Ernst & Young LLP, independent auditors. The financial statements as of and for the six-month periods ended June 30, 2001 and 2000 are unaudited.

   When you read this selected historical financial data, it is important that you also read the historical financial statements and related notes, as well as "Althexis Management's Discussion and Analysis of Financial Condition and Results of Operations," included elsewhere in this proxy statement.

                                                                  Six Months
                                                    Year Ended    Ended June
                                                   December 31,       30,
                                                   ------------- -------------
                                 October 1, 1998
                               (date of inception)
                                     through
                                December 31, 1998   1999   2000   2000   2001
                               ------------------- ------ ------ ------ ------
                                    (In thousands, except per share data)
Historical Statement of
Operations Data:
Total revenues...............        $  --         $3,717 $4,825 $3,208 $1,983
Operating expenses:
  Research and development...           --          2,162  3,182  1,149  1,926
  General and
   administrative............           300           816  1,248    657    662
                                     ------        ------ ------ ------ ------
    Total operating
     expenses................           300         2,978  4,430  1,806  2,588
                                     ------        ------ ------ ------ ------
Operating income (loss)......          (300)          739    395  1,402   (605)
Interest income, net.........           --             46     53     18    (17)
                                     ------        ------ ------ ------ ------
Income (loss) before
 provision for income taxes..          (300)          785    448  1,420   (622)
Income tax expense...........           --            175     45    143    --
                                     ------        ------ ------ ------ ------
Net income (loss)............        $ (300)       $  610 $  403 $1,277 $ (622)
                                     ======        ====== ====== ====== ======
Net income (loss) per share--
 basic.......................        $(0.08)       $ 0.17 $ 0.11 $ 0.35 $(0.17)
Net income (loss) per share--
 diluted ....................        $(0.08)       $ 0.17 $ 0.10 $ 0.31 $(0.17)
Shares used to compute net
 income (loss)
  Per share--basic...........         3,600         3,600  3,600  3,600  3,648
      --diluted..............         3,600         3,675  4,122  4,099  3,648
                                         December 31,              June 30,
                               --------------------------------- -------------
                                      1998          1999   2000   2000   2001
                               ------------------- ------ ------ ------ ------
Historical Balance Sheet
Data:
Cash, cash equivalents and
 short-term investments......        $    7        $1,548 $1,534 $3,569 $1,823
Working capital (deficit)....           (46)        2,313  1,773  2,822    909
Total assets.................            76         4,264  4,208  5,199  3,482
Long-term obligations........            --         1,165    586    722    404
Total stockholders' equity
 (deficit)...................           (28)        1,982  2,385  3,259  1,823

               Pro Forma Condensed Combined Financial Statements

   The following pro forma condensed combined financial statements reflect the merger of California MP Acquisition, a wholly owned subsidiary of Microcide, with and into Althexis in accordance with the provisions of the merger agreement. The unaudited pro forma condensed combined financial information gives effect to the merger assuming that each share of Althexis common stock and Althexis preferred stock is exchanged for 1.15 shares of Microcide common stock and each option to purchase Althexis capital stock is exchanged for an option to purchase 1.15 shares of Microcide common stock. The merger will be accounted for as a purchase with the assets and liabilities of Althexis recorded at their estimated fair values. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2000 and the six months ended June 30, 2001 combine the historical statements of operations of Microcide and Althexis as if the merger had occurred on January 1, 2000. The unaudited pro forma condensed combined balance sheet data as of June 30, 2001 gives effect to the merger and the $60.0 million equity financing expected to close concurrently with the closing of the merger as if each occurred on June 30, 2001 and gives effect to the preliminary allocation of the purchase price to the Althexis assets acquired, including in-process research and development, and liabilities assumed based upon a preliminary valuation performed by an independent third party which has not yet been finalized. This data should be read in conjunction with the selected historical financial information, the unaudited pro forma condensed combined financial statements and the separate historical financial statements of Microcide and Althexis included elsewhere or incorporated by reference in this proxy statement. The unaudited pro forma condensed combined financial information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have been achieved had the merger been completed on January 1, 2000, and such information should not be construed as representative of future operating results or financial position. Please see "Unaudited Pro Forma Condensed Combined Financial Statements" for information regarding the pro forma adjustments.

                                          Year Ended December 31, 2000
                                 ----------------------------------------------
                                        Historical
                                 ------------------------
                                    Microcide              Pro Forma  Pro Forma
                                 Pharmaceuticals Althexis Adjustments Combined
                                 --------------- -------- ----------- ---------
                                     (In thousands, except per share data)
Statement of Operations Data:
Total revenues.................     $  5,864      $4,825     $ --     $ 10,689
Operating expenses:
  Research and development.....       16,082       3,182       --       19,264
  General and administrative...        4,353       1,248       894       6,495
                                    --------      ------     -----    --------
    Total operating expenses...       20,435       4,430       894      25,759
                                    --------      ------     -----    --------
Operating income (loss)........      (14,571)        395      (894)    (15,070)
Interest and other income,
 net...........................          859          53       --          912
Income tax expense.............          --           45       (45)        --
                                    --------      ------     -----    --------
Income (loss) before cumulative
 effect of change in accounting
 principle.....................      (13,712)        403      (849)    (14,158)
Cumulative effect of change in
 accounting principle..........         (233)        --        --         (233)
                                    --------      ------     -----    --------
Net income (loss)..............     $(13,945)     $  403     $(849)   $(14,391)
                                    ========      ======     =====    ========
Basic net income (loss) per
 share.........................     $  (1.23)     $ 0.11              $  (0.86)
Diluted net income (loss) per
 share.........................     $  (1.23)     $ 0.10              $  (0.86)
Shares used in computing basic
 net income (loss) per share...       11,320       3,600                16,738
Shares used in computing
 diluted net income (loss)
 per share.....................       11,320       4,122                16,738

                                        Six months ended June 30, 2001
                                ----------------------------------------------
                                       Historical
                                ------------------------
                                   Microcide              Pro Forma  Pro Forma
                                Pharmaceuticals Althexis Adjustments Combined
                                --------------- -------- ----------- ---------
                                    (In thousands, except per share data)
Statement of Operations Data:
Total revenues.................     $ 4,515      $1,983     $ --      $ 6,498
Operating expenses:
  Research and development.....       8,477       1,926       --       10,403
  General and administrative...       2,463         662       447       3,572
                                    -------      ------     -----     -------
    Total operating expenses...      10,940       2,588       447      13,975
                                    -------      ------     -----     -------
Operating loss.................      (6,425)       (605)     (447)     (7,477)
Interest and other income,
 net...........................         337         (17)      --          320
                                    -------      ------     -----     -------
Net loss.......................     $(6,088)     $ (622)    $(447)    $(7,157)
                                    =======      ======     =====     =======
Basic and diluted net loss per
 share.........................     $ (0.53)     $(0.17)      --      $ (0.43)
Shares used in computing basic
 and diluted net loss
 per share.....................      11,486       3,648       --       16,786

                                                 As of June 30, 2001
                         -------------------------------------------------------------------
                                     Financing
                         Historical  Pro Forma   Microcide  Historical  Pro Forma  Pro Forma
                         Microcide  Adjustments As Adjusted  Althexis  Adjustments Combined
                         ---------- ----------- ----------- ---------- ----------- ---------
Balance Sheet Data:
Cash, cash equivalents
 and short-term
 investments............  $11,326     $60,000     $71,326     $1,823     $   --     $73,149
Working capital.........    4,325      60,000      64,325        909      (1,435)    63,799
Total assets............   17,796      60,000      77,796      3,482       4,962     86,240
Long-term obligations...      456         --          456        404         --         860
Convertible redeemable
 preferred stock........      --       60,000      60,000        --          --      60,000
Total stockholders'
 equity.................    9,491         --        9,491      1,823       3,527     14,841

                           Comparative Per Share Data

   The following table sets forth certain historical per share data of Microcide and Althexis and combined per share data on a pro forma basis. You should read the information set forth below along with the selected historical financial data and the pro forma combined financial information included elsewhere in this proxy statement. The pro forma combined financial data are not necessarily indicative of the operating results that would have been achieved had the merger been consummated as of the beginning of the periods presented and you should not construe it as representative of future operations.

                                                  Year Ended
                                                 December 31, Six Months Ended
                                                     2000      June 30, 2001
                                                 ------------ ----------------
Microcide--Historical
  Basic and diluted net loss per share..........    $(1.23)        $(0.53)
  Book value per common share(1)................      1.34           0.82

                                                  Year Ended
                                                 December 31, Six Months Ended
                                                     2000      June 30, 2001
                                                 ------------ ----------------
Althexis--Historical
  Basic net income (loss) per share.............    $ 0.11         $(0.17)
  Diluted net income (loss) per share...........      0.10          (0.17)
  Book value per common share(1)................      0.27           0.10

                                                  Year Ended
                                                 December 31, Six Months Ended
                                                     2000      June 30, 2001
                                                 ------------ ----------------
Pro Forma Combined--Microcide
  Basic and diluted net loss per share..........    $(0.86)        $(0.43)
  Book value per common share(2)................      1.25           0.88

                                                  Year Ended
                                                 December 31, Six Months Ended
                                                     2000      June 30, 2001
                                                 ------------ ----------------
Equivalent Pro Forma Combined--Per Microcide
 Share
  Basic and diluted net loss per share..........    $(0.98)        $(0.49)
  Book value per common share(3)................      1.43           1.01

--------
1. The historical book value per common share is computed by dividing stockholders' equity attributable to common stock (total stockholders' equity, less aggregate liquidation preferences of preferred stock) by the number of shares of common stock outstanding at the end of the period.

2. The pro forma consolidated book value per common share is computed by dividing pro forma stockholders' equity by the pro forma shares of common stock outstanding at the end of the period.

3. Represents the pro forma consolidated amounts multiplied by the exchange ratio applicable to the Microcide stock.

                                 RISK FACTORS

Risks Related to the Merger

 Althexis stockholders will receive a fixed exchange ratio of an estimated
 1.15 shares of Microcide common stock per Althexis share even if there are changes in the market value of Microcide common stock before the completion of the merger.

   There will be no adjustment to the exchange ratio if the market price of Microcide common stock fluctuates. Accordingly, the specific value of the consideration paid by Microcide to the former stockholders of Althexis in connection with the merger will depend on the market price of Microcide common stock at the effective time of the merger. The share price of Microcide common stock is subject to price fluctuations in the market for publicly traded securities and has experienced significant volatility. In addition, the stock market in recent years has experienced significant price and volume fluctuations that have affected the market prices of biotechnology companies and have often been unrelated to or disproportionately impacted by the operating performance of these companies. In the event that the market price of Microcide common stock increases or decreases, the market value of the consideration paid to the former stockholders of Althexis would correspondingly increase or decrease. You are advised to obtain recent market quotations for Microcide common stock. We cannot assure you as to the market price of Microcide common stock at any time before the merger or as to the market price of Microcide common stock at any time after the merger.

 We may not be able to integrate our operations with the operations of Althexis effectively and efficiently.

   Integrating the operations and management of Microcide and Althexis will be a complex process, and we cannot assure you that this integration will be completed rapidly or will achieve all of the anticipated synergies and other benefits we expect from the merger. Moreover, the integration of Microcide and Althexis will require significant management attention, which may temporarily distract management from its usual focus on the daily operations of the combined company. Management's inability to integrate successfully the operations of Microcide and Althexis, or any significant delay in achieving this integration, could cause our business to suffer after the merger.

 We may not be able to realize the expected benefits of the merger.

   Achieving the benefits we expect from the merger will depend in large part on integrating our businesses, technology, operations and personnel in a timely and efficient manner to minimize the impact on the operations of the combined company. Among the challenges involved in this integration is the need to integrate the research operations of Microcide, which are conducted in Mountain View, California, with those of Althexis, which are conducted in Waltham, Massachusetts. We intend to continue to operate both facilities following completion of the merger. The integration of the activities of these two facilities following completion of the merger will require significant management resources, and we may not be able to complete this integration efficiently. In addition, we plan to relocate our corporate headquarters from Mountain View, California to Waltham, Massachusetts. We must also persuade our personnel that our business cultures are compatible. We cannot assure you that we will realize any of the anticipated benefits of the merger, and failure to do so could adversely affect the business of the combined company after the merger.

Risks Related to the Financing

 The financing will result in substantial dilution to Microcide's existing stockholders.

   Pursuant to the terms of the subscription agreements, Microcide will issue an aggregate of up to 60,000 shares of preferred stock for an aggregate purchase price equal to $60.0 million. The preferred stock to be issued in connection with the financing will be convertible into an aggregate of 20.0 million shares of common stock, resulting in a common equivalent per share price to the purchasers of $3.00, which is a discount of $1.19, or 28%, to the $4.19 closing price of the common stock on the Nasdaq National Market on July 27,

2001, the day prior to the public announcement of the merger and the financing. As a result, the holders of the common stock will experience immediate and significant dilution of their investment.

 The financing will constitute a change of control of Microcide.

   Pursuant to the terms of the subscription agreements, Microcide will issue shares of preferred stock convertible into an aggregate of 20.0 million shares of common stock. There were approximately 11.5 million shares of common stock outstanding as of the date of this proxy statement, and Microcide estimates that it will issue an aggregate of approximately 5.2 million shares of common stock to the former stockholders of Althexis on the closing date. As a result, upon completion of the merger and the financing the holders of the preferred stock will control approximately 54.4% of the voting power of Microcide on a fully diluted basis. As a result, the holders of a majority of the preferred stock will be in a position to influence materially, if not control, the outcome of all matters requiring stockholder approval, subject to limitations contained in the Voting Agreements, including the election of directors. See "The Financing--Voting Agreements. "

 The financing will result in a change in a majority of Microcide's Board of Directors.

   Upon completion of the merger and the financing, the Microcide Board is expected to consist of eight persons, only two of whom are currently directors of Microcide. Under the terms of the subscription and the preferred stock agreements, the holders of a majority of the preferred stock will be entitled to elect three members of the Microcide Board. As a result, the holders of a majority of the preferred stock will be in a position to influence materially, if not control, matters requiring approval of the Microcide Board, including the selection of officers of Microcide.

 We will be required to record a deemed dividend of approximately $23.8 million upon the completion of the merger and the financing, which will materially adversely affect our net loss attributable to common stockholders.

   The financing contemplates the issuance by Microcide of preferred stock at a discount to the quoted market price of the common stock at the commitment date of the financing arrangement. Microcide will be required to record an amount equal to approximately $23.8 million as a deemed dividend on the date of issuance of the preferred stock. The amount of the deemed dividend is calculated by multiplying the 20.0 million shares of common stock into which the preferred stock is convertible by $1.19, which is the difference between the $4.19 per share closing price of the common stock on the Nasdaq National Market on July 27, 2001 less the $3.00 per share equivalent purchase price for the preferred stock. On July 19, 2001, the Microcide Board approved the merger and the financing, and on July 27, 2001, Microcide and the purchasers of preferred stock entered into the subscription agreements. The deemed dividend will be a non-cash charge appearing on the financial statements of Microcide for the quarter and the year in which the financing is completed and will have a significant adverse effect on Microcide's net loss attributable to common stockholders.

Risks Related to Microcide

 If our research and development efforts do not result in potential drug candidates and/or we cannot advance potential products through clinical trials, we may fail to develop pharmaceutical products.

   Our first potential pharmaceutical product, a compound in the cephalosporin class of antibacterials, commenced Phase I Clinical Trials under the direction of our partner, The R.W. Johnson Pharmaceutical Research Institute, or RWJPRI, an affiliate of Johnson & Johnson, in November 1999. The cephalosporin class of antibacterial drugs is the largest class of antibiotics in terms of global sales. The purpose of these Phase I studies is to assess the compound's safety, tolerability and pharmacokinetics. Safety and tolerability are measures of the body's ability to assimilate the compound at various dose levels without adverse reactions or side effects. Pharmacokinetics includes measures of absorption, distribution, metabolism and excretion of the compound in the body. Based upon the observation of irritation at the injection site in some subjects in these trials, Microcide announced in May 2001 that RWJPRI had decided to focus current efforts on the advancement of RWJ-442831, a Microcide-developed prodrug form of the cephalosporin compound RWJ-54428, into pre-clinical toxicology studies which, if successful, would allow the compound to advance into Phase I clinical trials. A prodrug is a modified form of a drug which is readily converted to the active drug in the body. Preliminary studies of RWJ-442831 in animals, conducted by Microcide, demonstrated reduced venous irritation at the injection site compared to RWJ-54428. The Phase I clinical trials for this cephalosporin compound may not be completed. There are two other Microcide cephalosporin compounds in the Johnson & Johnson collaboration: another parenteral compound that is in pre-clinical development and a cephalosporin intended for oral administration, in the research stage. Our other potential products are in the pre-clinical or research stage. Our potential products will require significant additional research and development efforts before we can sell them. These efforts include extensive pre-clinical and clinical testing prior to submission to the Food and Drug Administration, or FDA, or other regulatory authority. Pre-clinical and clinical testing will likely take several years. After submission, these potential products will be subject to lengthy regulatory review. We cannot predict with accuracy the time required to commercialize new pharmaceutical products.

   The development of new pharmaceutical products is highly uncertain and subject to a number of significant risks. We do not expect any of our potential products to be commercially available for a number of years, if at all. Pharmaceuticals that appear to be promising at early stages of development may not reach the market for a number of reasons including the following:

  . we or our collaborators may not successfully complete our research and development efforts;

  . any pharmaceuticals we or our collaborators develop may be found to be ineffective or to cause harmful side effects during pre-clinical testing or clinical trials;

  . we may fail to obtain required regulatory approvals for any products we develop;

  . we may be unable to manufacture enough of any potential products at an acceptable cost and with appropriate quality;

  . our products may not be competitive with other existing or future products; and

  . proprietary rights of third parties may prevent us from commercializing our products.

 If we are unable to maintain our current corporate collaborations or enter into new collaborations, development of our potential products could be delayed.

   Our strategy for enhancing our research and development capability and funding, in part, our capital requirements involves entering into collaboration agreements with major pharmaceutical companies. We have entered into collaboration agreements with Johnson & Johnson, Daiichi Pharmaceutical Co., Ltd., Pfizer Inc.'s animal health group and Schering-Plough Animal Health Corporation. Under these agreements, our collaborative partners are responsible for:

  . selecting which compounds discovered in the collaboration will proceed into subsequent development, if any;

  . conducting pre-clinical testing, clinical trials and obtaining required approvals for potential products; and

  . manufacturing and commercializing any approved products.

   We cannot control the timing of these actions or the amount of resources devoted to these activities by our partners. In addition, these agreements are subject to cancellation or the election not to extend by our partners. As a result, our receipt of revenue (whether in the form of continued research funding, product development milestones, or royalties on sales) depends upon the decisions made and the actions taken by our partners. Our collaborative partners may view compounds that we may discover as competitive with its products or potential products, and therefore may elect not to proceed with the development of our potential product. Our partners are free to pursue their own existing or alternative technologies to develop products in preference to our potential products. We cannot be certain that our interests will continue to coincide with those of our partners, or that disagreements concerning our rights, technology, or other proprietary interests will not arise with our partners.

   Substantially all of our revenues to date have resulted from our collaborations. We intend to continue to rely on our collaborations to fund a substantial portion of our research and development activities over the next several years. If our existing partners do not extend our collaborations or if we are unable to enter into new collaborations, the development and commercialization of our potential products may be delayed. In addition, we may be forced to seek alternative sources of financing for product development and commercialization activities.

 If we cannot obtain substantial additional funding, we may not be able to proceed with our drug discovery and development programs.

   The development of our potential pharmaceutical products will require substantially more money than we currently have. We intend to seek to raise additional funding from sources including other collaborative partners and through public or private financings involving the sale of equity or debt securities. We cannot be certain that any financings will be available when needed, or if available will be on acceptable terms. Funding from collaborative partners could limit our ability to control the research, development and commercialization of potential products, and could limit our revenues and profits from these products, if any. Our collaborative agreements may also require us to give up rights to products or technologies that we would otherwise seek to develop or commercialize ourselves. Any additional equity financing will result in dilution to our current stockholders. If we fail to secure sufficient additional funding, we will have to delay or terminate some or all of our drug discovery and development programs.

 We have incurred substantial losses in the past, expect to continue to incur losses for the next several years and may never achieve profitability.

   We have incurred substantial net losses in every year since our inception in December 1992. We had net losses of $4.6 million in 1997, $9.8 million in 1998, $10.7 million in 1999, and $13.9 million in 2000. We had an accumulated deficit of $59.3 million through June 30, 2001. We expect to continue to incur operating losses over the next several years.

   Substantially all of our revenues to date have resulted from license fees, research support and milestone payments under our collaborative agreements. We will not receive revenues or royalties from drug sales until we or our collaborative partners successfully complete clinical trials with regard to a drug candidate, obtain regulatory approval for the drug candidate, and successfully commercialize the drug. We do not expect to receive revenues or royalties from sales of drugs for a number of years, if at all. If we fail to achieve sufficient revenues to become profitable or sustain profitability, we may be unable to continue operations.

 Our approach to drug discovery is unproven and we may not succeed in identifying any candidates with clinical benefits.

   We are developing a gene function based technology platform and other proprietary technology to attempt to identify and commercialize novel antibiotics, antifungals and antiviral agents. To date these technologies have identified a small number of compounds that have demonstrated potential clinical benefits. We cannot be certain that these or any other technology we may develop will allow us to identify drug candidates that may have clinical benefits. The failure to identify and develop new drug candidates will have a material adverse effect on our business.

 If we fail to satisfy safety and efficacy requirements or meet regulatory requirements in our clinical trials, we will not be able to commercialize our drug candidates.

   Either we or our collaborators must show through pre-clinical studies and clinical trials that each of our pharmaceutical products is safe and effective in humans for each indication before obtaining regulatory clearance from the FDA for the commercial sale of that pharmaceutical. If we fail to adequately show the safety and effectiveness of a pharmaceutical, regulatory approval could be delayed or denied. The results from pre-clinical studies and early clinical trials are often different than the results that are obtained in large-scale testing. We cannot be certain that we will show sufficient safety and effectiveness in our clinical trials that would allow us to obtain the needed regulatory approval. A number of companies in the pharmaceutical industry, including biotechnology companies, have suffered significant setbacks in advanced clinical trials, even after promising results in earlier trials.

   Any drug is likely to produce some level of toxicity or undesirable side effects in animals and in humans when administered at sufficiently high doses and/or for a long period of time. Unacceptable toxicities or side effects may occur in the course of toxicity studies or clinical trials. We have observed local irritation at the injection site in some subjects receiving our potential cephalosporin product in Phase I clinical trials conducted by our collaborator, RWJPRI. In addressing this problem, Microcide announced in May 2001 that RWJPRI had decided to focus current efforts on the advancement of RWJ-442831, a Microcide-developed prodrug form of the cephalosporin compound RWJ-54428, into pre-clinical toxicology studies which, if successful, would allow the compound to advance into Phase I clinical trials. A prodrug is a modified form of a drug which is readily converted to the active drug in the body. Preliminary studies of RWJ-442831 in animals, conducted by Microcide, demonstrated reduced venous irritation at the injection site compared to RWJ-54428. If we observe further unacceptable toxicities or other side effects, we, our collaborators or regulatory authorities may interrupt, limit, delay or halt the development of the drug. In addition, unacceptable toxicities or side effects could prevent approval by the FDA or foreign regulatory authorities for any or all indications.

   We must obtain regulatory approval before marketing or selling our future drug products. In the United States, we must obtain FDA approval for each drug that we intend to commercialize. The FDA approval process is lengthy and expensive, and approval is never certain. Products distributed abroad are also subject to foreign government regulation. The process of obtaining FDA and other required regulatory approvals can vary a great deal based upon the type, complexity and novelty of the products involved. Delays or rejections may be encountered based upon additional government regulation from future legislation or administrative action or changes in FDA policy during the period of clinical trials and FDA regulatory review. Similar delays also may be encountered in foreign countries.

   None of our drug candidates has received regulatory approval. If we fail to obtain this approval, we will be unable to commercially manufacture and sell our drug products. Even if we obtain regulatory approval, we may be required to continue clinical studies even after we have started selling a pharmaceutical. In addition, identification of certain side effects after a drug is on the market or the occurrence of manufacturing problems could cause subsequent withdrawal of approval, reformulation of the drug, additional pre-clinical testing or clinical trials and changes in labeling of the product. This could delay or prevent us from generating revenues from the sale of that drug or cause our revenues to decline.

   If we obtain regulatory approval, we will also be subject to ongoing existing and future FDA regulations and guidelines and continued regulatory review. In particular, we, our collaborators, or any third party that we use to manufacture the drug will be required to adhere to regulations setting forth current good manufacturing practices. The regulations require that we manufacture our products and maintain our records in a particular way with respect to manufacturing, testing and quality control activities. Furthermore, we, our collaborators, or our third-party manufacturers must pass a pre-approval inspection of manufacturing facilities by the FDA before obtaining marketing approval.

   Failure to comply with the FDA or other relevant regulatory requirements may subject us to administrative or legally imposed restrictions. These include: warning letters, civil penalties, injunctions, product seizure or detention, product recalls, total or partial suspension of production and FDA refusal to approve pending New Drug Applications, or NDAs, or supplements to approved NDAs.

 If we are unable to protect our intellectual property, we may lose the competitive advantage inherent in our proprietary technologies.

   Our success depends in part on our ability to establish, protect and enforce our proprietary rights relating to our lead compounds, gene discoveries, screening technology and certain other proprietary technology. We have filed approximately 80 patent applications in the United States, in addition to applications filed in other countries, in order to protect lead compounds, gene discoveries and screening technology, and 24 United States patents have been issued to date on these applications. We cannot be certain that patents will be granted with respect to any of our patent applications currently pending in the United States or in other countries, or with respect to applications filed in the future. For example, although in 2000 a patent was granted in the U.S. covering our cephalosporin compounds now in development, prosecution has not yet begun on more recently filed patent applications related to prodrugs of our earlier inventions, as well as on our new compounds having potential for oral administration. A prodrug is a modified form of a drug, typically having additional beneficial properties, such as improved solubility or absorption characteristics, which is readily converted to the active drug in the body. In our Bacterial Essential Genes Program, while three U.S. patents have been granted covering 35 bacterial essential genes, 70 targets are still in various stages of prosecution. Our failure to obtain patents pursuant to our current or future applications could have a material adverse effect on our business. Furthermore, we cannot be certain that any patents issued to us will not be infringed, challenged, invalidated or circumvented by others, or that the rights granted thereunder will provide competitive advantages to us. In particular, it is difficult to enforce patents covering methods of use of screening and other similar technologies. Litigation to establish the validity of patents, to defend against copatent infringement claims and to assert infringement claims against others can be expensive and time-consuming, even if the outcome is favorable to us. If the outcome of patent prosecution or litigation is not favorable to us, our business could be materially adversely affected.

   Our commercial success also depends on our ability to operate without infringing patents and proprietary rights of third parties. There can be no assurance that our products will not infringe on the patents or proprietary rights of others. For example, many companies are active in the field of genomics, and some have filed patents on essential genes in bacteria. A patent may issue in the future that encumbers our ability to practice the technologies we have discovered. We may be required to obtain licenses to patents or other proprietary rights of others. These licenses may not be available on terms acceptable to us, if at all. The failure to obtain these licenses could delay or prevent our collaborative partners' activities, including the development, manufacture or sale of drugs requiring these licenses.

   In addition to patent protection, we rely on trade secrets, proprietary know-how and technological advances which we seek to protect, in part, by confidentiality agreements with our collaborative partners, employees, and consultants. We cannot assure you that these agreements will not be breached, that we would have adequate remedies for any breach, or that our trade secrets, proprietary know-how and technological advances will not otherwise become known or be independently discovered by others.

 If other companies develop better products than ours or market similar products sooner, our products may be rendered obsolete or noncompetitive.

   We operate in a field in which new developments are occurring at an increasing pace. Competition from biotechnology and pharmaceutical companies, joint ventures, academic and other research institutions and others is intense and is expected to increase. Many of our competitors have substantially greater financial, technical and personnel resources than we have. Although we believe that we have identified new and distinct approaches to drug discovery, there are other companies with drug discovery programs, at least some of the objectives of which are the same as or similar to ours. For example, there are other companies that have recently described cephalosporins in early stages of development that are designed for treatment of resistant Gram-positive infections in hospitals, the same objective as our lead cephalosporin compound. Similarly, several other companies are seeking to capitalize on the expanding body of knowledge of efflux pumps in microorganisms.

   Competing technologies may be developed that would render our technologies obsolete or non-competitive. We are aware of many pharmaceutical and biotechnology companies that are engaged in efforts to treat each of the infectious diseases for which we are seeking to develop therapeutic products. There can be no assurance that our competitors will not develop competing drugs that are more effective than those developed by us and our collaborative partners or obtain regulatory approvals of their drugs more rapidly than us and our collaborative partners, thereby rendering our and our collaborative partners' drugs obsolete or noncompetitive. Moreover, there can be no assurance that our competitors will not obtain patent protection or other intellectual property rights that would limit our and our collaborative partners' ability to use our technology or commercialize our or their drugs.

 Our potential products may not be acceptable in the market or eligible for third party reimbursement, resulting in a negative impact on our future financial results.

   Any products successfully developed by us or our collaborative partners may not achieve market acceptance. The antibiotic products that we are attempting to develop will compete with a number of well-established traditional antibiotic drugs manufactured and marketed by major pharmaceutical companies. The degree of market acceptance of any of our future products will depend on a number of factors, including:

  . the establishment and demonstration in the medical community of the clinical efficacy and safety of our future products;

  . the potential advantage of our future products over existing treatment methods; and

  . reimbursement policies of government and third-party payors.

   Physicians, patients or the medical community in general may not accept or utilize any products that may be developed by us or our collaborative partners. Our ability to receive revenues and income with respect to drugs, if any, developed through the use of our technology will depend, in part, upon the extent to which reimbursement for the cost of these drugs will be available from third-party payors, such as government health administration authorities, private health care insurers, health maintenance organizations, pharmacy benefits management companies and other organizations. Third-party payors are increasingly challenging the prices charged for pharmaceutical products. If third-party reimbursement was not available or sufficient to allow profitable price levels to be maintained for drugs developed by us or our collaborative partners, our business could be adversely affected.

 We have no manufacturing, marketing or sales experience, and if we are unable to enter into manufacturing agreements or maintain collaborations with marketing partners or if we are unable to develop our own manufacturing, sales and marketing capability, we may not be successful in commercializing our products.

   We do not have any experience in the manufacture of commercial quantities of drugs, and our current facilities and staff are inadequate for the commercial production or distribution of drugs. We intend to rely on our collaborative partners for the manufacturing, marketing and sales of any products that result from our collaborations. The current third-party manufacturer of our potential cephalosporin product has in the past encountered difficulties with the manufacture of related compounds in sufficient quantities for clinical trial purposes. Manufacturers often encounter difficulties in scaling up to manufacture commercial quantities of pharmaceutical products. We cannot be certain that our current or any other manufacturer will not encounter similar delays in the scale-up to manufacture this or any other compound in commercial quantities in the future.

   We will be required to contract with third parties for the manufacture of our products or to acquire or build production facilities before we can manufacture any products. There can be no assurance that we will be able to enter into contractual manufacturing arrangements with third parties on acceptable terms, if at all, or acquire or build production facilities ourselves.

   To date we have no experience with sales, marketing or distribution. In order to market any of our products, we will be required to develop marketing and sales capabilities, either on our own or in conjunction with others. We cannot be certain that we will be able to develop any of these capabilities.

 Health care reform measures or cost control initiatives may negatively impact pharmaceutical pricing.

   The levels of revenue and profitability of pharmaceutical companies may be affected by continuing governmental efforts to contain or reduce the costs of health care through various means. For example, in certain foreign markets pricing or profitability of prescription pharmaceuticals is already subject to governmental control. In the United States, there have been, and we expect that there will continue to be, a number of federal and state proposals to implement similar governmental control. Cost control initiatives could decrease the price that we or our collaborative partners receive for any products that we or they may develop in the future that would adversely affect our business. Further, to the extent that these proposals or initiatives have a material adverse effect on our collaborative partners or potential collaborative partners, our ability to commercialize our potential products may be materially adversely affected.

 If our products harm people, we may experience product liability claims that may not be covered by insurance.

   We face an inherent business risk of exposure to potential product liability claims in the event that drugs, if any, developed through the use of our technology are alleged to have caused adverse effects on patients. This risk exists for products being tested in human clinical trials, as well as products that receive regulatory approval for commercial sale. We will, if appropriate, seek to obtain product liability insurance with respect to drugs developed by us and our collaborative partners. However, we may not be able to obtain this insurance. Even if insurance is obtainable, it may not be available at a reasonable cost or in a sufficient amount to protect us against liability.

 If we cannot attract and retain management and scientific staff, we may not be able to proceed with our drug discovery and development programs.

   We are highly dependent on management and scientific staff, including James
E. Rurka, our President and Chief Executive Officer, George H. Miller, Ph.D., our Senior Vice President--Research and Development, Donald D. Huffman, our Vice President--Finance and Corporate Development and Chief Financial Officer and on our other officers. Considering the time necessary to recruit replacements, if we lose the services of any of the named individuals or other senior management and key scientific staff, we may incur delays in our product development and commercialization efforts or experience difficulties in raising additional funds. We may also lose a significant amount of revenues without the senior staff necessary to maintain existing corporate collaborations or to enter into new collaborations. We do not carry key-man life insurance on any of our executives. We believe that our future success will depend, in part, on our ability to attract and retain highly talented managerial and scientific personnel and consultants. We face intense competition for personnel from, among others, biotechnology and pharmaceutical companies, as well as academic and other research institutions. We cannot be certain that we will be able to attract and retain the personnel we require on acceptable terms.

 Our operations involve hazardous materials, which could subject us to significant liability.

   As with many biotechnology and pharmaceutical companies, our activities involve the use of radioactive compounds and hazardous materials. As a consequence, we are subject to numerous environmental and safety laws and regulations. Any violation of, and the cost of compliance with, these regulations could materially adversely affect our operations. We are subject to periodic inspections for possible violations of any environmental or safety law or regulation.

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

 Anti-takeover provisions in our charter and bylaws and Delaware law, together with our stockholder rights plan, could make the acquisition of our company by another company more difficult.

   Certain provisions of our Restated Certificate of Incorporation and Bylaws may have the effect of making it more difficult for a third party to acquire, or discouraging a third party from attempting to acquire, control of our company. These provisions could limit the price that investors might be willing to pay in the future for shares of our common stock. These provisions allow us to issue preferred stock without a vote or further action by our stockholders, provide for staggered elections of our Board of Directors and specify procedures for director nominations by stockholders and submission of other proposals for consideration at stockholder meetings. None of these provisions provide for cumulative voting in the election of directors. Certain provisions of Delaware law applicable to us could also delay or make more difficult a merger, tender offer or proxy contest involving us, including
Section 203 of the Delaware General Corporation Law, or DGCL, which prohibits a Delaware corporation from engaging in any business combination with any stockholder owning 15% or more of our outstanding voting stock for a period of three years from the date such person became a 15% stockholder unless certain conditions are met.

   We adopted a stockholder rights plan, dated as of February 2, 1999, pursuant to which our Board of Directors declared a dividend of one right for each share of the common stock outstanding, which right entitles the holder to purchase for $30.00 a fraction of a share of our Series A preferred stock with economic terms similar to that of one share of the common stock. In the event that an acquiror obtains 20% or more of our outstanding common stock, each right, other than rights owned by the acquiror or its affiliates, will thereafter entitle the holder thereof to purchase, for the exercise price, a number of shares of the common stock having a then current market value equal to twice the exercise price. If, after an acquiring person obtains 20% or more of our outstanding common stock, we merge into another entity, an acquiring entity merges into our company, or we sell more than 50% of our assets or earning power, then each right, other than rights owned by the acquiring person or its affiliates, will entitle the holder thereof to purchase for the exercise price, a number of shares of common stock of the person engaging in the transaction having a then current market value equal to twice the exercise price.

   The possible issuance of preferred stock, the procedures required for director nominations and stockholder proposals, Delaware law and the provisions of our stockholder rights plan could have the effect of delaying, deferring or preventing a change in control of Microcide, including without limitation, discouraging a proxy contest or making more difficult the acquisition of a substantial block of our common stock. These provisions could also limit the price that investors might be willing to pay in the future for shares of our common stock.

 Market conditions and changes in operating results may continue to cause volatility in the market price of our stock, making future equity financings more difficult.

   The market price of the common stock, like that of the securities of many other biopharmaceutical companies, has been and is likely to continue to be highly volatile. The stock market has experienced significant price and volume fluctuations that are often unrelated to the operating performance of particular companies. Factors contributing to this volatility include:

  . results of pre-clinical studies and clinical trials by us or our competitors;

  . announcements of new collaborations;

  . announcements of our technological innovations or new therapeutic products or that of our competitors;

  . developments in our patent or other proprietary rights or that of our competitors, including litigation;

  . governmental regulation; and

  . healthcare legislation.

   Fluctuations in our operating results and market conditions for biotechnology stocks in general could have a significant impact on the volatility of the market price for the common stock and on the future price of the common stock.

 We expect to retain all future earnings and have no intention to pay dividends.

   We have never paid any cash dividends on Microcide common stock. We currently intend to retain all future earnings, if any, for use in our business and do not expect to pay any dividends in the foreseeable future.

Risks Related to Althexis

 Althexis faces most of the same risks and uncertainties that Microcide faces.

   As similarly situated companies in the same industry, Althexis is subject to most of the same risks and uncertainties facing Microcide, including those that relate to the development of new pharmaceutical products. Additionally, Althexis' stockholders and Microcide's stockholders should be particularly aware that:

  . Althexis has a limited operating history and, accordingly, there is limited information on which to evaluate Althexis' business prospects;

  . Althexis has derived substantially all of its revenue from one source, its collaborative research agreement with Pliva Pharmaceuticals, Inc., and, accordingly, has very limited revenue sources to finance its operations;

  . Althexis may be unable to maintain its current collaborations with its partners or enter into new collaborations, which would delay the development of Althexis' potential products;

  . Althexis has initiated new drug discovery programs aimed at obtaining a broad-spectrum antibiotic and antiviral agent that will require additional funding, and Althexis cannot be certain that funding will be available when needed;

  . Althexis' target validation process known as ACTT, which stands for Althexis Calorimetric Target Triage, is unproven and in need of commercial validation;

  . Althexis relies on a combination of patent, trademark and trade secret laws, employee and third-party nondisclosure agreements and other industry-standard methods for protecting ownership of its intellectual property, and there could be material failures in this protection or questions may arise as to the validity of Althexis' intellectual property rights;

  . competitors may provide more attractive product offerings within Althexis' area of operations, which could result in decreased demand for Althexis' products; and

  . Althexis depends on its key personnel and qualified future hires and will be unable to carry on its business if it cannot attract and retain sufficiently qualified employees.

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

                                 THE COMPANIES

Microcide Pharmaceuticals, Inc.

   Microcide, incorporated in 1992, is a biopharmaceutical company committed to the discovery, development and commercialization of novel antimicrobials for the improved treatment of serious bacterial, fungal and viral infections. Novel antimicrobials are newly discovered drugs that define a new chemical class, with characteristics that allow them to function in a different way from the current classes of antimicrobials. Antibacterials, antifungals and antivirals are all antimicrobials. Microcide's three discovery research platforms address the growing problems of antibiotic resistance and the need for improved antifungal and antiviral therapeutics. Microcide's Cephalosporin Antibiotics and Efflux Pump Inhibition platforms focus on developing novel antibiotics and antibiotic potentiators, or efflux inhibitors, to directly address existing bacterial and fungal resistance problems. Efflux is the mechanism by which bacteria and fungi eject or "pump out" antibiotics. Microcide's VALID Microbial Genomics platform utilizes proprietary bacterial, fungal and viral genetics and genomics tools to discover entirely new classes of antimicrobial agents.

   Microcide believes that the antibiotics market provides an attractive opportunity for its research and development activities for the following reasons:

  . the antibiotics market is the third largest biopharmaceutical market with worldwide sales of systemic antibiotics totaling $24.7 billion in 1999, including $8.5 billion in the United States;

  . there are significant unmet clinical needs, caused by growing bacterial resistance problems, that require new antibacterial therapies; and

  . the pre-clinical and clinical development process for antibiotics generally follows an efficient and well-defined path to market.

   Microcide's executive offices are located at 850 Maude Avenue, Mountain View, California 94043, and Microcide's telephone number is (650) 428-1550.

The Althexis Company, Inc.

 Overview

   Althexis, incorporated in 1998, is a biopharmaceutical company committed to the discovery, development and commercialization of new medicines to treat human diseases. Althexis' discovery approach is centered on the use of structure-based drug design, or SBDD, a powerful method of drug discovery that exploits atomic-level information about potential disease targets. Althexis combines SBDD and related technologies with expertise in more traditional discovery tools, such as high-throughput screening and medicinal chemistry. Even though SBDD is generally applicable to any disease category, the first therapeutic target studied by Althexis is an essential bacterial enzyme, the structure of which is strongly conserved across a broad spectrum of pathogens. Drugs targeted against this enzyme will address the growing resistance of bacteria to current therapies, a worldwide healthcare threat. Althexis is collaborating in this effort with PLIVA Pharmaceuticals, Inc., the inventor of azithromycin, which is sold in the United States by Pfizer under the name Zithromax.

   Althexis is developing a proprietary target validation system known as ACTT, which stands for Althexis Calorimetric Target Triage. ACTT uses a highly sensitive calorimetric methodology to assess the functional activity of proteins that serve as drug targets. ACTT enables Althexis to select targets from among the thousands of potential targets now available to the pharmaceutical industry as a result of genomics research. The fundamental importance of ACTT is highlighted by the fact that as many as 80% of the proteins identified in the recently determined human genome may be proteins of unknown function, otherwise inaccessible for drug development. Althexis believes that the combination of ACTT with its SBDD capabilities provides Althexis with a comprehensive and integrated platform for drug discovery.

   Althexis' executive offices are located at 1365 Main Street, Waltham, Massachusetts 02451 and Althexis' telephone number is (718) 647-5554.

 Strategy

   Althexis has chosen to focus its initial research and development efforts in the area of anti-infectives, and more specifically on the discovery and development of novel antibiotics. Althexis believes that its technological approach may lead to the discovery of novel compounds showing significant competitive advantages, including greater potency, better efficacy against resistant strains and a reduced side-effect profile, over existing drugs.

   Many of the major pharmaceutical companies worldwide have established anti-infective programs, offering Althexis significant opportunities for corporate partnering to achieve sales and distribution of Althexis' future products. Additionally, the hospital-based market for antimicrobials is significant, and the concentrated nature of this segment may permit Althexis to market or co-market its future products directly at a relatively early stage.

   In addition to the general ongoing need for better therapeutics, two growing trends appear to create the need for improved antimicrobial agents. First, there has been an increase in the number of patients with impaired immune systems resulting from the aging of the population, the growing use of chemotherapy and organ transplantation and the prevalence of chronic viral conditions, including HIV. These immuno-compromised patients are particularly susceptible to serious infection. Second, there has been a rise in recent years in the rate of microbial resistance to existing antimicrobial drugs. This problem is particularly acute in the hospital setting, where an estimated 50% of all hospital-acquired infections are caused by pathogens resistant to one or more established drug regimens. As a result, there is strong demand for therapeutic agents that are more potent and more effective against resistant strains, and that cause fewer side effects than existing drugs.

   Major research efforts worldwide over the past ten years have focused on determining the genetic sequence of a number of clinically important human pathogens, including bacteria and fungi. Essential genes in pathogens are those that produce proteins that are required for growth and survival, and inhibition of these genes/proteins forms the basis of antimicrobial therapy. To date, existing antibiotics have been limited to a set of 20-25 known essential gene targets. Genomic efforts may expand this pool of essential genes to as many as 400-500, creating drug discovery opportunities targeting newly identified essential genes. Althexis' ACTT target validation technology is designed to select and validate these potential targets before initiating a discovery program.

   SBDD and its associated technologies are applicable to antimicrobial drug discovery for a number of important reasons. To begin with, a large number of the researched and validated therapeutic targets to date are enzymes, which as a general sub-class of proteins is amenable to SBDD and to new small molecule drug therapies. While existing antimicrobial agents are often toxic to humans, rationally designed small molecule drugs are tailored to substantially reduce these undesirable properties. In addition, SBDD allows Althexis to focus on target enzymes that are unique to microbial pathogens and not found in humans, thus further reducing the possibility of toxic side effects.

 Competition

   The biotechnology and pharmaceutical industries are intensely competitive. Many companies, including large, multinational pharmaceutical and biotechnology companies, are actively engaged in activities similar to those of Althexis. Many of these companies may have greater financial and other resources, including larger research and development staffs and more extensive marketing and manufacturing organizations, than Althexis or its collaborative partners. Academic institutions, governmental agencies and other research organizations also conduct research in areas in which Althexis is working. Competing technologies may be developed that would render Althexis' technologies obsolete or non-competitive. Althexis is aware of many pharmaceutical and biotechnology companies that are engaged in efforts to treat each of the infectious diseases for which Althexis is seeking to develop therapeutic products.

   Althexis also expects to encounter significant competition with respect to the drugs that it and its collaborative partners plan to develop in the future. Companies that complete clinical trials, obtain required regulatory agency approvals and commence commercial sale of their drugs before their competitors may achieve a significant competitive advantage. In order to compete successfully, Althexis' goal is to obtain patent protection for its potential products and to make them available selectively to pharmaceutical companies through collaborative and licensing arrangements. Althexis does not know whether its competitors will develop competing drugs that are more effective than those developed by Althexis and its collaborative partners or obtain regulatory approvals of their drugs more rapidly than Althexis and its collaborative partners, thereby rendering Althexis' and its collaborative partners' drugs obsolete or non-competitive. Moreover, Althexis does not know whether its competitors will obtain patent protection or other intellectual property rights that would limit Althexis' or its collaborative partners' ability to use Althexis' technology or commercialize its or their future products.

 Intellectual Property

   Protection of Althexis' proprietary compounds and technology is essential to Althexis' business. Althexis' policy is to seek, when appropriate, protection for its lead compounds, gene discoveries, screening technologies and other proprietary technology by filing patent applications in the United States and other countries. As of August 8, 2001, Althexis has six United States provisional patent applications and one United States non-provisional patent application pending. As of August 8, 2001, no patents have been granted to Althexis in the United States or other foreign countries or unions.

   Patent law as it relates to inventions in the biotechnology field is still evolving, and involves complex legal and factual questions for which legal principles are not firmly established. Moreover, Althexis cannot be certain that it was the first to invent the subject matter covered by its patent applications or that it was the first to file patent applications for any inventions for the following reasons:

  . patent applications in the United States are maintained in secrecy until patents issue;

  . patent applications in other countries generally are not published until more than eighteen months after they are filed;

  . publication of technological developments in scientific or patent literature often lags behind the date of these developments; and

  . searches of prior art may not reveal all relevant prior inventions.

   Althexis' commercial success will depend, in part, on not infringing patents or proprietary rights of others. In some cases, litigation or other proceedings may be necessary to defend against or assert claims of infringement, to enforce patents that may be issued to Althexis, to protect trade secrets, know-how or other intellectual property rights owned by Althexis, or to determine the scope and validity of the proprietary rights of third parties. Any potential litigation could result in substantial costs and be a distraction to management, which could have a material adverse impact on Althexis. Althexis cannot make any assurances that it will be issued any patents, or that any patents that are issued to Althexis in the future will ultimately be held valid or that efforts to defend any of its patents, trade secrets, know-how or other intellectual property rights will be successful. An adverse outcome in any patent litigation or proceeding could subject Althexis to significant liabilities, require Althexis to cease using the subject technology or require Althexis to license the subject technology from a third party, all of which could have a material adverse effect on Althexis' business.

   Althexis also relies upon unpatented trade secrets and improvements, unpatented know-how and continuing technological innovation to develop and maintain its competitive position, which it seeks to protect, in part, by confidentiality agreements with its commercial partners, collaborators, employees and consultants. Althexis also has invention or patent assignment agreements with its employees. Althexis cannot make any assurances that relevant inventions will not be developed by a person not bound by an invention assignment agreement.

   As is commonplace in the biotechnology industry, Althexis employs individuals who were previously employed at other biotechnology or pharmaceutical companies, including competitors or potential competitors of Althexis. To the extent that Althexis' employees are involved in research areas at Althexis that are similar to those areas in which they were involved at their former employer, Althexis may be subject to claims that these employees and/or Althexis have inadvertently or otherwise used or disclosed the alleged trade secrets or other proprietary information of the former employers. Litigation may be necessary to defend against these types of claims, which could result in substantial costs and be a distraction to management, and which may have a material adverse effect on Althexis, even if Althexis were successful in defending any claims.

 Employees

   As of July 31, 2001, Althexis had 26 full-time, regular employees, of whom 12 hold Ph.D. degrees and four hold other advanced degrees. Of Althexis' 26 employees, 20 are engaged in scientific activities and six are engaged in general, managerial and administrative functions. None of Althexis' employees are represented by a collective bargaining agreement, nor has Althexis experienced any work stoppage. Althexis considers its relations with its employees to be good.

 Facilities

   Althexis has one facility consisting of approximately 14,000 square feet of leased laboratory and office space located at 1365 Main Street, Waltham, Massachusetts 02451, under lease agreement expiring in 2002. Althexis believes that this facility is sufficient to accommodate the anticipated research and administrative needs of Althexis through 2002. Thereafter, Althexis believes that it will be able to secure adequate additional facilities for its continued operations.

 Legal Proceedings

   Althexis is not a party to any material legal proceedings.

The Combined Company

   Microcide and Althexis believe that the merger will create a leading research and development organization focused on the discovery and development of pharmaceutical products. The research and development synergies created through the combination of Microcide and Althexis should increase the opportunities for developing clinical candidates. For example, the companies believe that the combination of Microcide's discovery platform, including its VALID Microbial Genomics technologies, with Althexis' proprietary target validation system, or ACTT, will accelerate both target validation efforts and new compound discovery. In addition, Althexis' structure-based drug design, or SBDD, will guide multiple lead optimization efforts to discover better drug candidates.

   The financing will provide Microcide with the resources to pursue its planned research and development goals. Microcide believes that it can maximize the value of its drug discoveries by advancing them into later stages of development, including clinical development. Microcide plans to acquire the additional resources necessary to move product candidates from the discovery stage through clinical development to regulatory approval. Microcide may collaborate with other companies to commercialize its future products or, in selected situations, market future products directly. In addition, Microcide will consider in-licensing later stage development compounds that reflect the combined company's development focus.

   The combined company's executive offices will be located at 1365 Main Street, Waltham, Massachusetts 02451, and the combined company's telephone number will be (718) 647-5554.

                              THE SPECIAL MEETING

General

   This proxy statement is being furnished to stockholders of Microcide as part of the solicitation of proxies by the Microcide Board for use at a special
meeting of stockholders to be held on       , 2001 at    a.m., local time, at
Microcide's offices located at 850 Maude Avenue, Mountain View, California 94043, or any adjournment or postponement. This proxy statement and the enclosed form of proxy are first being mailed to stockholders of Microcide on
or about       , 2001.

   The purpose of the special meeting is:

  . to approve the issuance of shares of common stock pursuant to the Agreement and Plan of Merger, dated as of July 27, 2001, by and among Microcide, California MP Acquisition, Inc., a wholly-owned subsidiary of Microcide, and The Althexis Company, Inc.;

  . to approve the issuance of shares of preferred stock pursuant to the Subscription Agreements, each dated as of July 27, 2001, by and between Microcide and each purchaser of preferred stock;

  . to approve an amendment to Microcide's Restated Certificate of Incorporation to change the name of Microcide to "Essential Therapeutics, Inc."; and

  . to transact any other business that may properly come before the special meeting or any adjournment or postponement.

   Each copy of this proxy statement mailed to holders of Microcide common stock is accompanied by a form of proxy for use at the special meeting.

   Pursuant to the merger agreement, among other things,

  . California MP Acquisition will merge with and into Althexis in accordance with the General Corporation Law of the State of Delaware;

  . Microcide will issue up to 5.55 million shares of common stock in exchange for all the outstanding securities of Althexis; and

  . Microcide will appoint Mark Skaletsky, the current Chairman of the Board and Chief Executive Officer of Althexis, the President, Chief Executive Officer and Chairman of the Board of Microcide upon completion of the merger.

   Pursuant to the subscription agreements, among other things,

  . Microcide will issue up to 60,000 shares of its Series B convertible redeemable preferred stock, initially convertible into 20.0 million shares of common stock; and

  . Microcide will appoint three nominees of the purchasers to the Microcide
    Board.

   The merger and the financing are contingent transactions. The completion of the merger is a condition to the completion of the financing, and the completion of the financing is a condition to the completion of the merger.

   Based upon the number of outstanding shares of Microcide common stock and Althexis stock as of the record date:

  . giving effect to the merger but not the financing: the stockholders of Microcide immediately prior to the merger will own approximately 68.9% of the outstanding shares of Microcide; and the former stockholders of Althexis will own approximately 31.1% of the outstanding shares of Microcide; and

  . giving effect to both the merger and the financing: the stockholders of Microcide immediately prior to the merger will own approximately 31.4% of the outstanding shares of Microcide; the former stockholders of Althexis will own approximately 14.2% of the outstanding shares of Microcide; and the purchasers of preferred stock, assuming conversion of those shares into common stock, will own approximately 54.4% of the outstanding shares of Microcide.

   The merger and the financing are subject to a number of conditions, including the receipt of required stockholder approvals. See "The Merger Agreement--Conditions to the Completion of the Merger."

Solicitation, Voting and Revocability of Proxies

   The close of business on       , 2001 has been fixed by the Microcide Board
as the record date for determination of the stockholders of Microcide entitled to notice of, and to vote at, the special meeting. Stockholders of record as of the record date are entitled to notice of, and to vote at, the special meeting. Accordingly, only holders of record of shares of Microcide common stock at the close of business on the record date will be entitled to notice of, and to vote at, the special meeting. Each holder of Microcide common stock on the record date is entitled to one vote per share held on all matters properly presented at the special meeting. As of the close of business on the record date, there
were      shares of Microcide common stock outstanding and entitled to vote,
held by approximately    holders of record.

   The presence in person or by proxy at the special meeting of the holders of at least a majority of the votes entitled to be cast at the special meeting is necessary to constitute a quorum for the transaction of business. Approval of the issuance of shares of Microcide common stock pursuant to the merger agreement and the subscription agreements requires the approval of a majority of votes cast on each matter. Approval of the amendment to Microcide's Restated Certificate of Incorporation requires the approval of holders of at least a majority of the outstanding Microcide common stock.

   If an executed proxy card is returned and the stockholder has explicitly abstained from voting on any matter, the shares represented by the proxy will be considered present at the special meeting for purposes of determining a quorum and will count as votes cast on the matter but will not count as votes cast in favor of any proposal and, therefore, will have the same effect as a vote against the matter. Broker non-votes will be counted for purposes of determining whether a quorum exists at the special meeting, but will not be considered to have been voted on any matter and, with respect to the proposal to amend Microcide's Restated Certificate of Incorporation, will have the effect of a vote against the matter.

   If the enclosed proxy card is properly executed and returned to Microcide in time to be voted at the special meeting, the shares represented by the proxy will be voted in accordance with the instructions marked on the proxy card. Executed but unmarked proxies will be voted for approval and adoption of each of the proposals. The Microcide Board does not know of any matters other than those described in the Notice of Special Meeting of Stockholders that are to come before the special meeting. If any other business is properly brought before the special meeting, including, among other things, a motion to adjourn or postpone the special meeting to another time and/or place for the purpose of soliciting additional proxies in favor of the proposal to approve and adopt each of the proposals or to permit dissemination of information regarding material developments relating to the proposals or otherwise germane to the special meeting, one or more of the persons named in the proxy card will vote the shares represented by the proxy upon those matters as determined in their discretion.

   If the special meeting is adjourned for any reason, the approval of any of the proposals may be considered and voted upon by stockholders at the subsequent reconvened meeting, if any.

   The presence of a stockholder at the special meeting will not automatically revoke that stockholder's proxy. Any proxy given pursuant to this solicitation may be revoked by the person giving it by providing written notice of such revocation to Microcide at any time before it is voted, by delivery of a duly executed, later-dated proxy or by attending the special meeting and voting in person. All written notices of revocation and other communications with respect to revocation of proxies should be addressed to Microcide Pharmaceuticals, Inc., 850 Maude Avenue, Mountain View, California 94043, Attention: Investor Relations.

   The cost of soliciting proxies for the special meeting will be borne by Microcide. In addition to use of the mail, proxies may be solicited personally or by telephone, telegraph, facsimile or other means of communication by directors, officers and employees of Microcide, who will not be specifically compensated for these activities, but who may be reimbursed for reasonable expenses in connection with the solicitation. Microcide will also request persons, firms and companies holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from beneficial owners. Microcide will reimburse these persons for their reasonable expenses incurred in connection therewith.
Microcide has retained            to assist in the solicitation of proxies by
Microcide for a customary fee, plus reasonable expenses.

Recommendations of Microcide's Board of Directors

   The Microcide Board has unanimously approved (i) the merger agreement, (ii) the subscription agreements and (iii) the amendment to Microcide's Restated Certificate of Incorporation. The Microcide Board believes that these transactions are in the best interests of the stockholders of Microcide and recommends that stockholders of Microcide vote "FOR" approval of the issuance of shares of common stock pursuant to the merger agreement, "FOR" approval of the issuance of shares of preferred stock pursuant to the subscription agreements and "FOR" approval of the amendment of Microcide's Restated Certificate of Incorporation. In making that determination, the Microcide Board took into account, among other things, the opinion of JPMorgan H&Q, financial advisor to Microcide, as to the fairness, from a financial point of view, to Microcide of the exchange ratio contained in the merger agreement. Please see "The Merger--Reasons For the Merger."

                                   THE MERGER

   The following discussion summarizes the material terms of the merger and the merger agreement. You should read carefully the merger agreement, which is attached as Appendix A to this proxy statement.

Background of the Merger

   On the basis of informal discussions between James Rurka, the President, Chief Executive Officer and a director of Microcide, and the President and CEO of a publicly traded biotechnology company referred to herein as Company A on May 13, 2000, members of management of Microcide and Company A met at Company A on June 2, 2000 to discuss the possibility of collaborating in some manner, including a possible merger, to strengthen the discovery and development efforts of both Microcide and Company A.

   On July 11, 2000, the Microcide Board held a regular meeting, at which, among other matters, it discussed various financing strategies and alternatives, as well as forward-integration possibilities and strategic alternatives. The Board appointed a sub-committee, consisting of John Walker, David Schnell, M.D. and Mr. Rurka, to work with management in this regard.

   On July 21, 2000, and on the basis of several previous informal contacts and discussions occurring over a period of approximately two years, the Chief Executive Officer of a publicly traded biotechnology company referred to herein as Company B suggested to Mr. Rurka a meeting be held among senior research and financial executives of Microcide and Company B to explore the possibility of a strategic transaction between the companies, as a means of more effectively competing in the field of antimicrobial drug discovery and development.

   During July and August 2000, Microcide's senior management met separately with management and senior scientific representatives of both Company A and Company B on several occasions to further explore these possibilities.

   At the invitation of Microcide, on August 3, 2000 representatives from JPMorgan H&Q presented an overview of financial and strategic transactions in the biotechnology industry to Microcide's senior management.

   On September 13, 2000, the Microcide Board held a regular meeting, at which, among other matters, it discussed Microcide's long-term budget as well as future financial requirements and strategic alternatives. Also present at the meeting were representatives of JPMorgan H&Q. At the meeting, the Board determined to undertake a detailed review of strategic alternatives in the biotechnology industry. After representatives of JPMorgan H&Q had presented a report on financial strategic options, the Board authorized management to engage JPMorgan H&Q to assist Microcide in reviewing the expressed interest of Company A and Company B in a merger transaction, as well as managing a formal process of determining the possible interest of other biotechnology companies in a strategic transaction in which Microcide would be acquired or enter into another form of business combination, including a joint venture. On September 18, 2000, Microcide entered into an engagement letter with JPMorgan H&Q to assist Microcide in assessing various strategic alternatives.

   JPMorgan H&Q identified a list of more than fifteen biotechnology companies that it believed might be interested in a business combination transaction with Microcide. Working with Microcide's management and the Board, JPMorgan H&Q narrowed this list to eight biotechnology companies, including Company A and Company B, that had (1) businesses which aligned with Microcide's programs, (2) the desired level of financial strength and (3) the potential through a business combination transaction to provide increased value to Microcide's stockholders.

   Commencing in mid-September and continuing through the first week of December 2000, members of Microcide's management and representatives of JPMorgan H&Q held various discussions and negotiations with representatives of these eight biotechnology companies concerning a possible business combination with

Microcide. On November 25, 2000, JPMorgan H&Q sent letters to each of these companies asking for a written indication of interest in a strategic transaction with Microcide. This process did not result in any formal proposal for a merger or other form of business combination from any of the companies contacted, including Company A and Company B. Several companies indicated, however, that they might have further interest at a later time.

   On November 29, 2000, as part of Microcide's then-ongoing efforts to identify companies with complementary technologies to help advance its VALID microbial genomics discovery platform, representatives from the scientific staffs of Microcide and Althexis discussed possible collaboration opportunities based on Microcide's VALID technology and Althexis' ACTT technology. On January 25, 2001, Microcide's scientific management held a follow-up teleconference with representatives of Althexis to discuss ways in which the companies might collaborate. Microcide's scientists were particularly interested in exploring the utility of ACTT as a high-throughput screening technology.

   On February 2, 2001, Microcide received a letter from Althexis proposing that the companies explore ways to combine scientific resources for a more efficient utilization of discovery capabilities. On March 9, 2001, Microcide replied to Althexis, acknowledging the desirability of collaboration, but stating that any collaboration would need to be a cash-neutral relationship due to Microcide's limited financial resources. Microcide proposed that each party contribute technology and manpower to a joint research work plan, and then share the downstream revenues that the collaboration may generate.

   In early March 2001, a senior representative of a San Francisco Bay Area investment fund contacted Mr. Walker regarding the possibility of a collaboration between Microcide and a private biotechnology company in which they had an investment referred to herein as Company C. On March 19, 2001, management and senior scientific representatives from Company C met with Microcide's management and senior scientific staff to discuss a possible collaboration around Microcide's VALID microbial genomics discovery platform. At the meeting, the companies determined that their technologies and business plans were complementary and agreed to continue discussions at a later date.

   On March 22, 2001, Mr. Rurka announced his intention to step down as Chief Executive Officer of Microcide upon the appointment of a successor.

   On March 26, 2001, Mark Skaletsky joined Althexis as Chairman and Chief Executive Officer and resigned from the Microcide Board effective that day.

   On April 3, 2001, the Chief Executive Officer of Company C contacted Mr. Walker as a continuation of the March 19 meeting to discuss Company C's interest in a strategic transaction rather than a collaboration.

   On April 3, 2001, Mark Skaletsky met with representatives of Prospect Venture Partners, or Prospect, to discuss Prospect's interest in an investment in Althexis. Mr. Skaletsky had become acquainted with Prospect Venture Partners through Dr. Schnell, a Managing Partner of Prospect who also served on Microcide's Board. Althexis presented its technology and overall company strategy of drug development, which places an initial emphasis on antibiotics. On various dates between April 8 and April 23, 2001, Prospect Venture Partners conducted due diligence on Althexis for the purpose of making an investment decision.

   On April 19, 2001, management representatives from Company C met with management representatives of Microcide, Microcide's legal counsel and JPMorgan H&Q . During the meeting, Company C informed Microcide that it would be interested in further discussions with Microcide regarding a possible merger transaction.

   The Microcide Board met on May 1, 2001. At the meeting, management reported on the status of discussions with Company C, as well as discussions with investment bankers, and potential investors regarding the amount of funding that could be raised and the financial and strategic implications of various possible financing scenarios. Dr. Schnell reported to the Board that Prospect Venture Partners was engaged in discussions with Althexis with respect to a possible investment by Prospect in Althexis, and that he would, if desired by the Microcide Board, explore the possibility of a financing in connection with a merger of Microcide and Althexis. The Microcide Board authorized Dr. Schnell to explore such a possible merger and concurrent financing with Althexis.

   On May 3, 2001, Mark Skaletsky met with Dr. Schnell to discuss several options. One option was for Prospect to make an investment in Althexis. Another option involved the possible merger of Microcide and Althexis.

   Later on May 3, 2001, Mr. Skaletsky telephoned Mr. Rurka to indicate that, in his meeting with Dr. Schnell, the possibility of a merger between Microcide and Althexis was discussed, and that Microcide and Althexis should plan to meet soon in order to explore the opportunity more fully.

   On May 7, 2001, George Miller, Ph.D., Senior Vice President of Research and Development, and Jerry Buysse, Ph.D., Vice President, Discovery Biology, Assay Development and Screening, of Microcide met with the senior scientific staff of a public biotechnology company referred to herein as Company D that had expressed a preliminary interest during the strategic transaction meetings held in the Fall of 2000. Although Company D had declined to submit a formal indication of interest in December 2000, Company D's Chief Executive Officer expressed an interest in a transaction at some future time. The purpose of the meeting was to review the current status of Microcide's scientific programs and to determine the companies' interest in further merger discussions. On May 9, 2001, Drs. Miller and Buysse met with the senior scientific staff of Company A for the same purpose.

   On May 10 and 11, 2001, members of Microcide's management and senior scientific staff met with management and senior scientific representatives from Company C at the offices of Company C to conduct scientific and financial due diligence in connection with a possible merger transaction.

   On May 16, 2001, Mr. Walker, Dr. Schnell, Mr. Rurka, Dr. Miller, Donald Huffman, Microcide's Vice President and Chief Financial Officer, Dr. Buysse, Michael Dudley, PharmD, Microcide's Vice President, Pharmacology & Microbiology, and Scott Hecker, Ph.D., Microcide's Vice President, Medicinal Chemistry & Natural Products, met with Mr. Skaletsky, Manuel Navia, Ph.D., Althexis' Executive Vice President, and Patrick Connelly, Ph.D., Althexis' Vice President and Chief Scientific Officer, to discuss the programs of both companies and conduct scientific, financial and intellectual property due diligence. After the meeting, Dr. Schnell proposed, and Mr. Walker agreed, that Dr. Schnell would recuse himself from meetings of the Microcide Board at which deliberations on a possible business combination transaction with Althexis were to be discussed. On the following day, Drs. Miller, Buysse, Dudley, Hecker, Navia and Connelly met to continue scientific and intellectual property due diligence.

   On May 19 and 20, 2001, Mr. Skaletsky and Dr. Schnell had further discussions regarding possible financing alternatives in the event of a merger transaction between Microcide and Althexis.

   On May 24, 2001, representatives of the boards and management of Microcide and Company C met to discuss various aspects and implications of a merger between the companies. Company C indicated that it was still interested in exploring a merger transaction with Microcide, but the parties were unable to reach an appropriate valuation for Company C. The companies concluded that some form of collaboration may still be of interest to them, but that a merger transaction was not tenable due to valuation issues.

   On May 31, 2001, Messrs. Walker and Skaletsky met to begin a formal exchange of views regarding a possible business combination transaction between Microcide and Althexis. After considering the transaction further, Messrs. Walker and Skaletsky discussed a merger of a wholly-owned subsidiary of Microcide with and into Althexis pursuant to which (1) Althexis would become a wholly-owned subsidiary of Microcide and (2) Microcide would issue an aggregate of $22.2 million of its common stock to the former equityholders of

Althexis. This valuation of Althexis represented a 20% premium to the last round of private financing completed by Althexis in December 1999. Messrs. Walker and Skaletsky contemplated that the combined company would require financing in an amount equal to at least $30.0 million. They also agreed that the merger and financing would be contingent upon each other. On June 4, 2001, Messrs. Walker and Skaletsky further discussed the possibility of merger of the two companies and agreed to negotiate a preliminary non-binding term sheet for a transaction that could be presented to the boards of both companies.

   On June 4, 2001, Microcide scheduled a special meeting of its Board for the following day to discuss, among other things, the status of possible merger discussions with Althexis. As previously agreed, Dr. Schnell recused himself from the meeting. Subsequently, Dr. Schnell submitted his resignation from the Microcide Board effective June 5, 2001.

   At the June 5, 2001 meeting of the Microcide Board, management reported on the complementary aspects of Althexis' technologies, especially in light of its potential contribution to Microcide's current goals of accelerating lead optimization efforts in two unpartnered programs involving compounds to which Microcide retains full development rights. At the meeting, Mr. Walker also reported that Microcide and Company C were unable to establish an appropriate valuation for C in connection with merger discussions. Upon review, the Board agreed with management's assessment of the valuation issue surrounding a transaction with Company C and decided to discontinue discussions with Company
C. Based on information furnished to Microcide by JPMorgan H&Q on June 4, 2001, management updated the Board on conditions in the financial markets and the estimated amount and price of funding that could be raised by Microcide.

   Also at the meeting, Mr. Walker outlined the preliminary terms regarding a merger transaction between Microcide and Althexis that he had previously discussed with Mr. Skaletsky on May 31, 2001 and June 4, 2001. Mr. Walker also reported that, during these discussions, he had asked Mr. Skaletsky to consider assuming the role of Chief Executive Officer of the combined entity upon completion of the merger. The Board discussed these terms and instructed Mr. Walker to continue the negotiation of a non-binding term sheet for a merger transaction with Althexis that could also serve as a basis for discussions with potential sources of financing. The Microcide Board also authorized the engagement of JPMorgan H&Q as its financial advisor in connection with a possible merger transaction, including a transaction involving Althexis.

   In reaching the decision to continue to negotiate with Althexis, the Board assessed the financial resources of Microcide in terms of its ability to fund Microcide's development programs and to continue operations at an optimal level in both the short and long term. The Board also considered the likelihood of raising additional funds on acceptable terms and the probability of completing a merger with Althexis in the near term. The Board considered that Mr. Skaletsky had the appropriate qualifications to be Chief Executive Officer of the combined company and that the proposed transaction, including the raising of additional capital, had a high probability of being completed. The Board also considered the importance of access to highly complementary technology at an opportune point in the advancement of Microcide's internal programs and a broader pipeline of potential products.

   Later on June 5, 2001, Mr. Walker informed Mr. Skaletsky of the Microcide Board's decision. Messrs. Walker and Skaletsky agreed that Mr. Skaletsky would discuss the transaction with Prospect Venture Partners and other potential investors.

   From June 5 through June 11, 2001 Mr. Skaletsky contacted a number of potential investors to determine interest in participating in a financing based upon the merger of Microcide and Althexis. On June 11, 2001, Prospect Venture Partners forwarded a preliminary proposal for funding the combined company through the purchase of $40.0 million of convertible preferred stock. On June 11 and 12, 2001, Mr. Skaletsky and Paul Mellett, Chief Financial Officer of Althexis, and Messrs. Walker, Rurka and Huffman of Microcide, together with the companies' respective legal counsel, met to further negotiate the terms of a merger, review the terms of the financing proposal received from Prospect and conduct further due diligence. Upon the completion of this meeting, Mr. Skaletsky informed Dr. Schnell that a number of the terms of the proposed financing were unacceptable and asked Prospect to consider submitting a revised proposal.

   On June 12, 2001, Microcide received a written proposal from Company C outlining a collaboration between the companies. Members of Microcide's Board and management reviewed the proposal and found the terms unacceptable, as it required a sale of part of Microcide's assets in exchange for common stock in a private company.

   On June 13, 2001, representatives of Microcide and Althexis further negotiated the material provisions for a merger of the companies, contingent upon mutually agreeable financing. On June 15, 2001, Microcide and Althexis received a revised proposal from a group of investors led by Prospect for up to $40.0 million of convertible preferred stock. Representatives of Microcide and Althexis reviewed the revised proposal and again concluded that a number of the terms were unacceptable. From June 15 through mid-July 2001, Mr. Skaletsky contacted various potential investors regarding interest in the proposed transaction.

   On June 21, 2001, the Microcide Board held a special telephonic meeting. At the meeting, Mr. Walker updated the Board on the status of discussions with Althexis and Prospect. The Board confirmed management's assessment that the terms of Company C's June 12 proposal were unacceptable.

   On June 26, 2001, the Chief Executive Officer of a publicly traded biotechnology company referred to herein as Company E, in attendance with Mr. Rurka at an industry conference, expressed his interest in discussing the possibility of merger of the two companies. Later in the day on June 26 and again on June 28, 2001, Mr. Rurka met with the Chief Executive Officer of Company E to further discuss Company E's interest in acquiring Microcide.

   Between June 28, 2001 and July 19, 2001, Microcide and Althexis negotiated the terms of definitive agreements for the merger.

   On July 2, 2001, Althexis held a special meeting of its board of directors. At this meeting, Mr. Skaletsky updated the board on the status of the negotiations with Microcide. Management of Althexis reviewed for the board the material terms of the proposed transaction, as well as those points as to which agreement had not been reached. The board instructed Mr. Skaletsky to continue the negotiations and report back to the board. Thereafter, the parties and their respective outside advisors continued to negotiate the terms of the transaction and the definitive documentation for it. Between July 2, 2001 and July 27, 2001, the management of Althexis and its legal advisors held a number of teleconference calls to review and discuss the terms and conditions of the merger agreement.

   On July 6, 2001, Messrs. Walker, Rurka and Huffman discussed by telephone with the Chief Executive Officer of Company E his plan for a merger and the process by which the transaction could be undertaken. Mr. Walker disclosed to Company E that another company had a strong interest in completing a strategic transaction with Microcide. It was agreed that the management and senior scientific staff of both companies would meet as soon as possible to conduct due diligence.

   On July 9, 2001, Microcide signed a formal engagement letter with JPMorgan H&Q to act as its financial advisor in a merger transaction, including the proposed merger transaction with Althexis.

   On July 10, 2001, management and senior scientific staff of Microcide and Company E met at Microcide's offices to conduct due diligence. The Chief Executive Officer of Company E stated that he believed that completion of a financing concurrent with, or soon after, a merger would be a prerequisite for a merger transaction to be undertaken. Further, he stated that Company E could come to a decision regarding its interest in pursuing merger discussions promptly and that, if favorable, could provide a definitive expression of its interest.

   On July 13, 2001, in a telephone conversation with Mr. Rurka, the Chief Executive Officer of Company E reiterated Company E's interest in exploring a merger transaction and suggested that Microcide management join him and his financial advisor to discuss the various aspects of financing a merged company. Mr. Rurka informed the Chief Executive Officer of Company E that the uncertainty inherent in the financing contingency in a merger transaction would diminish the attractiveness of any proposal.

   Also on July 13, 2001, Drs. Miller, Buysse, Dudley and Hecker of Microcide met in Althexis' offices with Drs. Navia and Connelly of Althexis to further discuss the programs of both companies and conduct scientific due diligence.

   On the same day, Microcide received a revised termsheet from Prospect for a proposed preferred stock financing of a combination of Microcide and Althexis for up to $60.0 million.

   Also on July 13, 2001, the Microcide Board held a special meeting. At the meeting, Messrs. Walker and Rurka updated the Board on the status of negotiations with Althexis and Prospect, the terms of the revised financing proposal received earlier in the day and the status of negotiations with Company E. In addition, JPMorgan H&Q reviewed with the Board various financial and other information relating to the possible merger transactions. The Board considered that Company E's interest in pursuing merger discussions was based on a potential future financing. The Board concluded that it was uncertain as to whether a formal offer would be made, and, if made, would have a requisite probability of completion. The Board authorized management to continue to pursue the transaction with Althexis and the group of investors led by Prospect.

   On July 19, 2001, the Microcide Board held a special telephonic meeting. At the meeting, Microcide's outside legal counsel updated the Microcide Board on the legal status of negotiations with Althexis and Prospect. JPMorgan H&Q delivered its oral opinion that, based upon and subject to the matters set forth in its written opinion, the exchange ratio for the merger was fair, from a financial point of view, to Microcide. This opinion was confirmed by delivery of a written opinion dated July 19, 2001. Thereafter, the Microcide Board, by unanimous vote, (1) approved and adopted the terms of (a) the merger agreement and the transactions contemplated thereby and (b) the subscription agreements and the transactions contemplated thereby and (2) authorized the execution of the merger agreement, the subscription agreements and related agreements.

   On July 27, 2001, by written consent in lieu of a meeting, after having had the opportunity to discuss with Althexis' management and advisors the material terms of the merger and its related transactions, the Althexis board voted unanimously to approve the merger and its related transactions and the various definitive documents to be entered into by Althexis in connection with the merger. Also, on July 27, 2001, Microcide and Althexis executed and delivered the merger agreement, and Microcide and the purchasers of preferred stock executed and delivered the subscription agreements.

   On July 30, 2001, Microcide and Althexis publicly announced the signing of the merger agreement and the subscription agreements.

Reasons for the Merger

   The Microcide Board believes that the terms of the merger agreement and the transactions contemplated thereby are in the best interests of Microcide and its stockholders. Accordingly, the Microcide Board has unanimously approved the merger agreement and recommends approval of the issuance of shares of common stock pursuant to the merger agreement by the stockholders of Microcide.

   Complementary Nature of Businesses. The Microcide Board considered the strategic fit between the technologies of Microcide and Althexis, including an analysis of the core competencies, intellectual property rights and focus areas. The Microcide Board evaluated the potential for the combined company to implement Microcide's forward integration strategy and accelerate the existing drug development programs of each company. The Microcide Board believes that the combination of Microcide's discovery platforms, including its VALID Microbial Genomics technologies, with Althexis' proprietary target validation system, or ACTT, will accelerate Microcide's discovery programs and that the application of Althexis' structure-based drug design, or

SBDD, capabilities to lead optimization will accelerate Microcide's drug development programs in infectious disease.

   Management. The Microcide Board considered the impact of appointing Mark Skaletsky as the Chairman of the Board, President and Chief Executive Officer of Microcide upon completion of the merger. The Microcide Board reviewed Mr. Skaletsky's qualifications and experience, including his prior service as a member of the Microcide Board. The Microcide Board believes that the addition of Mr. Skaletsky to Microcide's senior management team will create a strong management structure for the combined company.

   Additional Capital. The Microcide Board considered the opportunity to raise a sufficient amount of capital under acceptable terms that would be adequate to fund existing programs, including the funds necessary to accelerate the advancement of Microcide-owned potential products.


                                  As of June 30, 2001   Projected Post-Merger
                                 ---------------------- ----------------------
   Cash.........................      $11 million         APPROX.  $70 million
   Clinical Programs............           1                      1
   Pre-Clinical Lead
    Optimization Programs
    (internal)..................           3                      3
   Pre-Clinical Lead
    Optimization Programs
    (partnered).................           3                      4
   Earlier Stage Discovery
    Programs....................           4                      6
   Drug Discovery Platforms.....     Cephalosporins         Cephalosporins
                                 Efflux Pump Inhibition Efflux Pump Inhibition
                                         VALID                  VALID
                                                                 ACTT
                                                                 SBDD

The Microcide Board determined that having significant financial resources was an advantage in terms of being able to fund the development of potential products into advanced clinical trials, thereby creating the opportunity for enhancing value for Microcide's stockholders.

   Financial Considerations. The Microcide Board evaluated the financial terms of the merger agreement and their effect on holders of Microcide common stock. The Microcide Board considered the financial performance and condition, businesses and prospects of Microcide and Althexis on a stand-alone and combined basis, including information with respect to the respective earnings history and performance of each of the companies, as well as the results of Microcide's due diligence review of Althexis. The Microcide Board took into account the recent and historical stock prices of Microcide, the potential for an increase or decrease in the market price of Microcide's common stock in the future and the potential for improved trading liquidity of the combined company. The Microcide Board also took into account the detailed financial analysis and pro forma and other information with respect to the merger prepared by its financial advisor. The Microcide Board believes that the merger will create a stronger, more competitive company with greater growth potential than Microcide would have on its own.

   Terms of the Merger Agreement and Related Agreements. The Microcide Board took into consideration the terms of the merger agreement and the related agreements, including the form and amount of consideration and the representations, warranties, covenants and conditions contained in those agreements. The Microcide Board also considered the possibility of strategic alternatives to the merger. The Microcide Board determined that the merger was the most effective transaction available to Microcide for purposes of enhancing long-term value for Microcide's stockholders.

   Advice of Financial Advisor and Fairness Opinion. The Microcide Board considered the advice of its financial advisor, JPMorgan H&Q, and the July 19, 2001 oral opinion, subsequently confirmed in writing, of JPMorgan H&Q that the exchange ratio was fair, from a financial point of view, to Microcide. The written opinion of JPMorgan H&Q and the underlying analysis are summarized below, and a complete copy of the written opinion dated August 1, 2001 setting forth the procedures followed, the matters considered, the scope of the review undertaken and the assumptions made by JPMorgan H&Q is included as Appendix B to this proxy statement. Please see "--Opinion of Financial Advisor." The opinion does not constitute a recommendation as to how any holder of Microcide common stock should vote with respect to the merger.

   Industry Consolidation. The Microcide Board considered the trend towards consolidation in the biotechnology industry. The Microcide Board believes that larger companies may have significant competitive advantages over smaller companies and that, as a result, many smaller companies will be required to consider strategic alternatives. The Microcide Board considered the reduction of strategic risk inherent in an expanded portfolio of technology and potential products, and determined that it is in the best interests of Microcide and its stockholders for Microcide to be part of a larger organization with greater market potential, enabling Microcide to offer its future products as part of a broader range of products for treating a variety of infectious diseases.

   Analysis of Other Merger Opportunities. The Microcide Board conducted a formal review of other opportunities to enter into strategic transactions during the past year. This review was conducted in the context of current industry, market and economic conditions. The Microcide Board believes that a more attractive opportunity will not be available based on previous merger discussions with other biotechnology companies.

   The foregoing discussion of the information and factors considered by the Microcide Board is not intended to be exhaustive but includes all material factors considered by the Microcide Board. In reaching its determination to approve the merger agreement and the transactions contemplated thereby, the Microcide Board did not assign any relative or specific weights to the foregoing factors, and individual directors may have given differing weights to different factors.

Opinion of Financial Advisor

   Pursuant to an engagement letter dated June 26, 2001, Microcide retained JPMorgan H&Q as its financial advisor in connection with the proposed merger.

   At the meeting of the Microcide Board on July 19, 2001, JPMorgan H&Q rendered its oral opinion to the Microcide Board that, as of such date, the exchange ratio in the proposed merger was fair from a financial point of view to Microcide's common stockholders. JPMorgan H&Q subsequently confirmed its oral opinion in writing. No limitations were imposed by the Microcide Board upon JPMorgan H&Q with respect to the investigations made or procedures followed by it in rendering its opinion.

   The full text of the written opinion of JPMorgan H&Q, which sets forth the assumptions made, matters considered and limits on the review undertaken, is attached as Appendix B to this proxy statement and is incorporated herein by reference. Microcide's stockholders are urged to read the opinion in its entirety. JPMorgan H&Q's written opinion is addressed to the Board of Directors of Microcide, is directed only to exchange ratio and does not constitute a recommendation to any stockholder of Microcide as to how such stockholder should vote with respect to the merger. The summary of the opinion of JPMorgan H&Q set forth in this proxy statement is qualified in its entirety by reference to the full text of the opinion.

   In arriving at its opinion, JPMorgan H&Q, among other things:

  . reviewed a draft of the merger agreement dated July 27, 2001;

  . reviewed certain publicly available business and financial information concerning Althexis and Microcide and the industry in which they operate;

  . compared the proposed financial terms of the merger with the publicly available financial terms of certain transactions involving companies it deemed relevant and the consideration received for those companies;

  . compared the financial and operating performance of Althexis and Microcide with publicly available information concerning certain other companies it deemed relevant and reviewed the current and historical market price of the common stock of Microcide and certain publicly traded securities of those other companies;

  . reviewed certain internal financial analyses and forecasts prepared by the managements of Althexis and Microcide relating to their respective businesses;

  . held discussions with members of management of Althexis and Microcide with respect to certain aspects of the merger, and the past and current business operations of Althexis and Microcide, the financial condition and future prospects and operations of Althexis and Microcide, the effects of the merger on the financial condition and future prospects of Althexis and other matters it believed necessary or appropriate to its inquiry; and

  . performed other financial studies and analyses and considered other information as it deemed appropriate for the purposes of the opinion.

   JPMorgan H&Q relied upon and assumed, without independent verification, the accuracy and completeness of all information that was publicly available or that was furnished to it by Microcide and Althexis or otherwise reviewed by JPMorgan H&Q, and JPMorgan H&Q has not assumed any responsibility or liability therefor. JPMorgan H&Q has not conducted any valuation or appraisal of any assets or liabilities, nor have any valuations or appraisals been provided to JPMorgan H&Q. In relying on financial analyses and forecasts provided to JPMorgan H&Q, JPMorgan H&Q has assumed that they have been reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by management as to the expected future results of operations and financial condition of Althexis and Microcide to which the analyses or forecasts relate. JPMorgan H&Q has also assumed that the merger will qualify as a tax-free reorganization for United States federal tax purposes, and that the merger and other transactions contemplated by the merger agreement will be consummated as described in the merger agreement.

   The projections furnished to JPMorgan H&Q for Microcide and Althexis were prepared by the respective managements of Microcide and Althexis. Microcide and Althexis do not publicly disclose internal management projections of the type provided to JPMorgan H&Q in connection with JPMorgan H&Q's analysis of the merger, and these projections were not prepared with a view toward public disclosure. These projections were based on numerous variables and assumptions that are inherently uncertain and may be beyond the control of management, including, without limitation, factors related to general economic and competitive conditions and prevailing interest rates. Accordingly, actual results could vary significantly from those set forth in these projections.

   JPMorgan H&Q's opinion is based on economic, market and other conditions as in effect on, and the information made available to JPMorgan H&Q as of, the date of the opinion. Subsequent developments may affect its opinion, and JPMorgan H&Q does not have any obligation to update, revise, or reaffirm its opinion. JPMorgan H&Q expressed no opinion as to the underlying decision by Microcide to engage in the merger.

   In accordance with customary investment banking practice, JPMorgan H&Q employed generally accepted valuation methods in reaching its opinion. The following is a summary of the material financial analyses utilized by JPMorgan H&Q in connection with providing its opinion.

   Public Trading Multiples. With respect to Althexis, using publicly available information, JPMorgan H&Q compared selected financial data of Althexis with similar data for selected publicly traded companies engaged in businesses which JPMorgan H&Q judged to be comparable to Althexis. The companies selected by JPMorgan H&Q as comparable to Althexis were Ariad Pharmaceuticals, Inc.; Cubist Pharmaceuticals, Inc.; 3-Dimensional Pharmaceuticals, Inc.; Intrabiotics Pharmaceuticals, Inc.; Versicor, Inc.; and Vertex Pharmaceuticals Incorporated. For each comparable company, JPMorgan H&Q used estimates of calendar year 2001 and 2002 revenues published in publicly available equity analyst research reports to derive a multiples range based on enterprise value to calendar year 2001 and 2002 revenues. The equity value of a company is equal to its enterprise value less net debt. The enterprise value of a company is equal to its market value, plus net debt. To derive the high-end of the enterprise multiples range, JPMorgan H&Q selected the mean calendar year 2001 and 2002 revenue multiple of the comparable companies and discounted the multiple by 40%. To derive the low-end of the enterprise multiples range, JPMorgan H&Q applied the low revenue multiple of the comparable companies.

--------
/1/Financial statistics related to this transaction are not publicly available.

   JPMorgan H&Q then applied these multiples to calculate the implied equity value of Althexis using Althexis' calendar year 2001 and 2002 revenue estimates. JPMorgan H&Q assumed that Althexis had net cash of approximately $1.2 million. The results of this analysis were as follows:

                                                                       Equity
                                                           Multiple   Value (in
                                                            Range     millions)
                                                          ---------- -----------
                                                          Low  High   Low  High
                                                          ---- ----- ----- -----
     CY 2001 Revenue..................................... 3.0x 13.0x $19.2 $79.2
     CY 2002 Revenue..................................... 2.2x 11.2x $ 8.5 $38.3

   With respect to Microcide, using publicly available information, JPMorgan H&Q compared selected financial data of Microcide with similar data for selected publicly traded companies engaged in businesses which JPMorgan H&Q judged to be comparable to Microcide. The companies selected by JPMorgan H&Q as comparable to Microcide were Cubist Pharmaceuticals, Inc.; Diversa Corporation; Gilead Sciences, Inc.; Intrabiotics Pharmaceuticals, Inc.; Isis Pharmaceuticals, Inc.; Ribozyme Pharmaceuticals, Inc.; Trimeris, Inc.; Versicor, Inc.; Virologic, Inc.; Viropharma Incorporated; and Vertex Pharmaceuticals Incorporated. For each comparable company, JPMorgan H&Q used estimates of calendar year 2001 and 2002 revenues published in publicly available equity analyst research reports to derive a multiples range based on enterprise value to calendar year 2001 and 2002 revenues. To derive the high-end of the enterprise multiples range, JPMorgan H&Q selected the mean calendar year 2001 and 2002 revenue multiple of the comparable companies and discounted the multiple by 40%. To derive the low-end of the enterprise multiples range, JPMorgan H&Q applied the lowest revenue multiple of the comparable companies.

   JPMorgan H&Q then applied these multiples to calculate the implied equity value of Microcide using Microcide's calendar year 2001 and 2002 revenue estimates. JPMorgan H&Q assumed that Microcide had net cash of approximately $12.6 million. The results of this analysis were as follows:

                                                        Multiple   Equity Value
                                                         Range    (in millions)
                                                       ---------- --------------
                                                       Low  High   Low    High
                                                       ---- ----- ------ -------
     CY 2001 Revenue.................................. 2.1x 13.7x $ 40.3 $ 191.8
     CY 2002 Revenue.................................. 0.9x  9.5x $ 19.9 $  94.1

   Selected Transaction Analysis. Using publicly available information, JPMorgan H&Q examined selected merger and acquisition transactions in the biotechnology and pharmaceutical industries. Specifically, JPMorgan H&Q reviewed the following transactions: Company 1's acquisition of Company 2/1/; Sequenom, Inc.'s acquisition of Gemini Genomics PLC; Merck & Co., Inc.'s acquisition of Rosetta Inpharmatics, Inc.; Vertex Pharmaceuticals Incorporated's acquisition of Aurora Biosciences Corporation; Lion Bioscience AG's acquisition of Trega Biosciences, Inc.; Incyte Genomics, Inc.'s acquisition of Proteome Sciences PLC; Amgen Inc.'s acquisition of Kinetix Pharmaceuticals Inc.; Cubist Pharmaceuticals, Inc.'s acquisition of TerraGen Discovery Inc.; Maxim Pharmaceuticals, Inc.'s acquisition of Cytovia, Inc.; SignalGene Inc.'s acquisition of Nanodesign Inc.; E. I. duPont de Nemours and Company's acquisition of Combichem, Inc.; Merck & Co., Inc.'s acquisition of Sibia Neurosciences, Inc.; and Pharmacia & Upjohn, Inc.'s acquisition of SUGEN, Inc. This group of transactions is referred to collectively as the "Combined Group." JPMorgan H&Q then created a sub-group of the Combined Group consisting of Company 1's acquisition of Company 2; Cubist Pharmaceuticals, Inc.'s acquisition of TerraGen Discovery Inc.; E. I. duPont de Nemours and Company's acquisition of Combichem, Inc.; and Merck & Co., Inc.'s acquisition of Sibia Neurosciences, Inc. which JPMorgan H&Q considered the closest comparable transactions to the merger. This sub-group of transactions is referred to as the "Sub-Group." JPMorgan H&Q calculated the implied enterprise multiples in each transaction based on the enterprise value of the transaction to the target company's last twelve months of revenue, estimated one-year forward revenue and estimated two-year forward revenue.

   To derive an equity value range, JPMorgan H&Q selected the lowest multiple of the Combined Group to derive the low-end of the multiple range and the mean multiple of the Sub-Group to derive the high-end of the multiple range. JPMorgan H&Q then applied Althexis' last twelve months of revenue, estimated one-year forward revenue and estimated two-year forward revenue to the transaction multiples. In each calculation, JPMorgan H&Q assumed that Althexis had net cash of approximately $1.2 million. The results of the analysis were as follows:

                                                       Multiple   Equity Value
                                                        Range    (in millions)
                                                      ---------- --------------
                                                      Low  High   Low    High
                                                      ---- ----- ------ -------
     LTM Revenues.................................... 2.8x 11.8x $ 14.6 $ 58.0
     1-Year Forward Revenue.......................... 2.4x 10.6x $ 15.3 $ 65.0
     2-Year Forward Revenue.......................... 4.7x 11.9x $ 16.8 $ 40.6

   Premiums Paid Analysis. Using publicly available information, JPMorgan H&Q reviewed the Sub-Group's stock performance. JPMorgan H&Q noted that the premium to the closing stock price of the acquired companies one day prior to announcement of the transactions averaged 39.8%, the premium to the average closing stock price of the acquired companies for the twenty trading days prior to announcement of the transactions averaged 55.2%, and the premium to the average closing stock price of the acquired companies for the five hundred eighty five trading days prior to announcement of the transactions averaged 51.5%.

   JPMorgan H&Q then calculated the implied equity value of Althexis by applying Althexis' post-money valuation of $18.6 million as of December 1999 to the premiums paid for the acquired companies in the Sub-Group. Applying the $18.6 million valuation to the one-day, twenty-day and five hundred eighty-five-day premiums paid yielded a range of equity values for Althexis equal to $26.0 million, $28.9 million and $26.5 million, respectively.

   The summary set forth above does not purport to be a complete description of the analyses or data presented by JPMorgan H&Q. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. JPMorgan H&Q believes that the summary set forth above and their analyses must be considered as a whole and that selecting portions thereof, without considering all of its analyses, could create an incomplete view of the processes underlying its analyses and opinion. JPMorgan H&Q based its analyses on assumptions that it deemed reasonable, including assumptions concerning general business and economic conditions and industry-specific factors. The other principal assumptions upon which JPMorgan H&Q based its analyses are set forth above under the description of each analysis. JPMorgan H&Q's analyses are not necessarily indicative of actual values or actual future results that might be achieved, which values may be higher or lower than those indicated. Moreover, JPMorgan H&Q's analyses are not and do not purport to be appraisals or otherwise reflective of the prices at which businesses actually could be bought or sold.

   As a part of its investment banking business, JPMorgan H&Q and its affiliates are continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, investments for passive and control purposes, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements, and valuations for estate, corporate and other purposes. JPMorgan H&Q was selected to advise Microcide with respect to the merger on the basis of that experience and its familiarity with Microcide.

   For services rendered in connection with the merger, Microcide has agreed to pay JPMorgan H&Q a fee equal to $750,000. Of this amount, Microcide paid $250,000 in December 2000. In addition, $250,000 became due and payable upon delivery of the opinion and $250,000 will become due and payable upon completion of the merger. Microcide has agreed to reimburse JPMorgan H&Q for its expenses incurred in connection with its services, including the fees and disbursements of counsel, and will indemnify JPMorgan H&Q against certain liabilities, including liabilities arising under federal securities laws.

   JPMorgan H&Q and its affiliates maintain banking and other business relationships with Microcide and its affiliates, for which it receives customary fees. In the ordinary course of their businesses, JPMorgan H&Q and its affiliates may actively trade the debt and equity securities of Microcide for their own accounts or for the accounts of customers and, accordingly, they may at any time hold long or short positions in those securities.

Structure of the Merger

   Upon the terms and subject to the conditions contained in the merger agreement, and in accordance with Delaware law, following approval by Microcide's stockholders and the satisfaction or waiver of the other conditions to the merger, the merger will be effected by the merger of a newly-formed subsidiary of Microcide, California MP Acquisition, Inc., with and into Althexis, with Althexis surviving the merger and becoming a wholly-owned subsidiary of Microcide.

   The completion of the merger will take place within three business days of the date on which the last of the conditions is satisfied or waived, or at such other time and date as Microcide and Althexis mutually agree. On the closing date, Microcide and Althexis will cause a certificate of merger to be filed with the Secretary of State of the State of Delaware, at which time and date, or at a later time or date specified in the certificate of merger, the merger will become effective.

Merger Consideration

   At the effective time of the merger, each share of Althexis common stock and preferred stock, other than shares as to which appraisal rights have been properly exercised, will be converted into and represent the right to receive an estimated 1.15 fully paid and nonassessable shares of Microcide common stock. Althexis stockholders will receive cash for any fractional shares of Microcide common stock that they would otherwise receive in the merger. If, at any time during the period between the date of the merger agreement and the date of completion of the merger, the number of shares of Althexis common stock or Microcide common stock issued and outstanding is adjusted as a result of a stock split, reverse split, stock combination, stock dividend, reorganization, reclassification, recapitalization or other like change, the exchange ratio will be appropriately adjusted. At the effective time of the merger, all shares of Althexis stock will automatically be canceled and will cease to exist, and each holder of a certificate representing any shares of Althexis stock will cease to have any rights as a stockholder except the right to receive Microcide common stock and cash in lieu of fractional shares.

Conversion of Securities

   Althexis Stock. The conversion of the Althexis stock into the right to receive Microcide common stock will occur automatically at the effective time of the merger. As reasonably as practicable after the effective time, Microcide will cause its transfer agent to provide instructions to the former stockholders of Althexis for surrendering their Althexis stock certificates. Each holder of a certificate representing Althexis stock will be asked to surrender and deliver the certificate to the transfer agent together with a properly completed and executed transmittal letter. Promptly after surrender and delivery, the holder will receive a certificate representing the number of whole shares of Microcide common stock into which the holder's shares of Althexis stock have been converted, together with a check for any cash in lieu of any fractional share of Microcide common stock. Until so surrendered and exchanged, each certificate formerly representing an outstanding share of Althexis stock will be treated for all purposes to evidence only the right to receive Microcide common stock and any cash payable in lieu of fractional shares. No dividends or distributions declared or made after the effective time of the merger with respect to shares of Microcide common stock will be paid to the holder of any unsurrendered Althexis stock certificate, and no cash payment in lieu of fractional shares will be paid, until the Althexis certificate has been surrendered. Upon surrender, any dividends and distributions and any cash payment in lieu of fractional shares will be paid without interest.

   If any Althexis certificates have been lost, stolen or destroyed, the transfer agent may require the claiming holder to make an affidavit of that fact and deliver a bond as the transfer agent may reasonably require, and the transfer agent may then issue the Microcide common stock and pay any cash payable in lieu of fractional shares to which the holder of the lost, stolen or destroyed certificates is entitled.

   Althexis Options. Pursuant to the merger agreement, at the effective time of the merger, the outstanding options to purchase Althexis common stock not previously exercised will become exercisable for shares of Microcide common stock in accordance with their existing terms. Each option to acquire shares of Althexis common stock will be converted into an option to acquire Microcide common stock on the same terms and conditions applicable to the Althexis stock option, except that:

  . the number of shares of Microcide common stock subject to each stock option will be equal to the number of shares of Althexis common stock subject to the option prior to the merger multiplied by the exchange ratio, with the result being rounded down to the nearest whole number of shares of Microcide common stock; and

  . the per share exercise price of the option will be the per share exercise price for the option prior to the merger divided by the exchange ratio, with the result being rounded up to the nearest whole cent.

   To the extent that the shares of Microcide common stock issuable upon conversion of the stock options qualify for registration on Form S-8, Microcide will use reasonable efforts to file, within 30 days of the effective time of the merger, a registration statement on Form S-8 under the Securities Act with respect to those shares. Althexis has agreed not to issue any additional stock options prior to the effective time of the merger.

   Althexis Warrants. Pursuant to the merger agreement, at the effective time of the merger, outstanding warrants to purchase Althexis common stock or preferred stock not previously expired or exercised will become exercisable for shares of Microcide common stock in accordance with their existing terms, except that:

  . the number of shares of Microcide common stock subject to each warrant will be equal to the number of shares of Althexis stock subject to the warrant prior to the merger multiplied by the exchange ratio, with the result being rounded down to the nearest whole number of shares of Microcide common stock; and

  . the per share exercise price of the warrant will be the per share exercise price for the warrant prior to the merger divided by the exchange ratio, with the result being rounded up to the nearest whole cent.

Althexis has agreed not to issue any additional warrants prior to the effective time of the merger.

Interests of Certain Persons in the Merger

   Mark Skaletsky, the Chairman and Chief Executive Officer of Althexis, served as a director of Microcide from April 1998 through March 2001. Mr. Skaletsky resigned from the Microcide Board, effective as of March 26, 2001. As of the date of this proxy statement, Mr. Skaletsky owns an aggregate of 439,987 shares of Althexis common stock, which will be converted at the effective time of the merger into the right to receive approximately 503,750 shares of common stock of Microcide pursuant to the provisions of the merger agreement. Mr. Skaletsky's Althexis shares are, and his Microcide shares will be, subject to a right of repurchase that lapses over time.

   The merger agreement provides that Mr. Skaletsky will become the President, Chief Executive Officer and Chairman of the Board of Microcide upon the completion of the merger. In connection with the execution of the merger agreement, Mr. Skaletsky entered into a severance agreement with Microcide that will become effective upon the completion of the merger. The severance agreement provides that Mr. Skaletsky will be entitled to continue to receive his base salary for a period of 12 months in the event that, within 12 months after a change of control of Microcide, either Mr. Skaletsky resigns his employment for "good reason" or Microcide terminates his employment for any reason other than "cause." For additional information, please see "Other Agreements Related to the Merger--Severance Agreements."

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

Accounting Treatment

   The merger will be accounted for as a "purchase" transaction for accounting and financial reporting purposes, in accordance with generally accepted accounting principles. Accordingly, a determination of the fair value of Althexis' assets and liabilities will be made in order to allocate the purchase price to the assets acquired and the liabilities assumed. In connection with the merger, Microcide anticipates that it will take a one-time charge consisting of a write-off of the value of purchased in-process research and development estimated to be approximately $13.9 million. The purchase price allocation, including the one-time charge for write-off of the value of purchased in-process research and development, is subject to revision when additional information concerning asset and liability valuation is obtained.

Material United States Federal Income Tax Consequences

   The following summary of material United States federal income tax consequences of the merger is based upon current provisions of the Internal Revenue Code of 1986, as amended, currently applicable United States Treasury regulations and judicial and administrative rulings and decisions as of the date hereof. The following summary is not binding on the Internal Revenue Service, and no rulings have been or will be sought from the Internal Revenue Service regarding any matters relating to the merger. In addition, legislative, judicial or administrative changes may be forthcoming that could alter or modify the statements set forth herein, possibly on a retroactive basis.

   The merger will constitute a reorganization within the meaning of Section 368(a) of the Code for United States federal income tax purposes, and Microcide, California MP Acquisition and Althexis will each be a party to the reorganization within the meaning of Section 368(b) of the Code. No gain or loss will be recognized by Microcide, California MP Acquisition and Althexis as a result of the merger.

Regulatory Approvals

   Neither Microcide nor Althexis is aware of any governmental filings or consents that are required in connection with the merger. If any filings or consents are required, they may delay or prevent the closing of the merger or have other adverse consequences to Microcide and/or Althexis.

Appraisal Rights

   Under the DGCL, you are not entitled to appraisal rights in connection with the merger because Microcide's common stock is listed on a national securities exchange.

Federal Securities Matters

   The shares of Microcide common stock to be issued in connection with the merger will not have been registered under the Securities Act of 1933, as amended, or applicable state securities laws, and therefore, may not be resold unless subsequently registered or an exemption from registration is then available. See "The Merger Agreement--Registration Rights."

                              THE MERGER AGREEMENT

   The following summary of the merger agreement, which describes all of the material terms and provisions of the merger agreement, is qualified in its entirety by reference to the other information contained elsewhere in this proxy statement, including the appendices hereto and the documents incorporated herein by reference. A copy of the merger agreement, excluding the exhibits and schedules thereto, is set forth in Appendix A to this proxy statement and is incorporated herein by reference, and reference is made thereto for a complete description of the terms of the merger. We encourage you to read the merger agreement and each of the other appendices hereto carefully.

Conditions to the Completion of the Merger

   The obligations of Microcide and Althexis to complete the merger are subject to the satisfaction or waiver of various conditions, including the following:

  . all material consents, approvals and waivers from governmental authorities and other parties necessary to permit the merger and the operation of the business after the merger will have been obtained;

  . no statute, rule, regulation, executive order, decree, ruling, injunction or other order will have been enacted, entered, promulgated or enforced by any court or governmental authority of competent jurisdiction which prohibits, restrains, enjoins or restricts the completion of the merger;

  . there will have been no material adverse change with respect to the business, operations, assets, liabilities, condition or result of operations of the other party, or the right or ability of the other party to consummate any of the transactions contemplated by the merger agreement;

  . Microcide's stockholders must have approved the issuance of shares of common stock pursuant to the merger agreement;

  . Microcide will have entered into severance agreements with specified members of Althexis' management, and each severance agreement will be in full force and effect at the effective time of the merger;

  . Microcide will have entered into stockholders agreements with specified stockholders of Althexis, and the stockholders agreements will be in full force and effect at the effective time of the merger;

  . Microcide and Althexis will have entered into option agreements, and the option agreements shall not have been terminated prior to the effective time; and

  . Microcide will have entered into definitive agreements with regard to the financing, and the financing agreements shall be in full force and effect. The completion of the financing shall occur simultaneously with the completion of the merger.

   The obligation of each of Microcide and California MP Acquisition to effect the merger is subject to the satisfaction or waiver of the following additional conditions:

  . the representations and warranties of Althexis contained in the merger agreement will be true and correct in all material respects as though made on and as of the effective date of the merger, except for representations and warranties which expressly refer to a particular date, which shall be true and correct as of the applicable date;

  . Microcide will have received from Althexis or stockholders of Althexis questionnaires and other documentation evidencing that, in connection with the transactions contemplated by the merger agreement, there are no more than 35 purchasers of securities from Microcide, within the meaning of Rule 506 under the Securities Act;

  . no new elections with respect to taxes or changes in current elections with respect to taxes, affecting Althexis will have been made after the date of the merger agreement without the prior written consent of Microcide;

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

  . Althexis and Mark Skaletsky will have entered into an amended and restated executive stock purchase agreement, and the amended and restated executive stock purchase agreement shall be in full force and effect at the effective time of the merger;

  . stockholders beneficially owning in the aggregate shares of common stock representing not less than 51% of the issued and outstanding shares of Althexis common stock and not less than 51% of the issued and outstanding shares of Althexis preferred stock, in each case entitled to vote with respect to the merger, shall have duly executed and delivered a stockholder consent; and

  . Althexis will have executed and delivered to Microcide a statement in a form reasonably acceptable to Microcide for purposes of satisfying Microcide's obligations under Treasury Regulation Section 1.445-2(c)(3).

   The obligation of Althexis to effect the merger is subject to the satisfaction or waiver of the following additional conditions:

  . the representations and warranties of Microcide and California MP
    Acquisition contained in the merger agreement will be true and correct in all material respects as though made on and as of the effective date of the merger, except for representations and warranties which expressly refer to a particular date, which shall be true and correct as of the applicable date; and

  . the shares of Microcide common stock into which the shares of Althexis common stock will be converted in the merger will have been authorized for listing, subject to official notice of issuance, on the Nasdaq National Market.

No Solicitation of Alternate Transactions

   The merger agreement provides that neither Microcide nor Althexis will, directly or indirectly, through any representative or otherwise:

  . solicit inquiries or proposals to enter into or continue any discussions, negotiations or agreements relating to a "proposed acquisition transaction"; or

  . provide any assistance or any information to any person in connection with any inquiry, proposal or transaction;

provided, however, that Microcide or Althexis may furnish information to, or enter into discussions or negotiations with, any person in connection with an unsolicited bona fide written proposed acquisition transaction if (i) the applicable board of directors determines that such proposed acquisition transaction is reasonably likely to result in a "superior parent transaction" or "superior company transaction," as applicable; (ii) prior to furnishing information or entering into discussions or negotiations, the applicable board of directors receives from the third party an executed confidentiality agreement with terms no more favorable than those contained in the confidentiality agreement executed by and between Microcide and Althexis; and
(iii) prior to recommending the proposed acquisition transaction, Microcide or Althexis, as the case may be, provides the other party at least five business days' prior notice of its intention to make such a recommendation, during which time Microcide or Althexis, as the case may be, may make a counterproposal, which the other party will consider in good faith.

   The merger agreement provides that the term "proposed acquisition transaction" means any transaction with respect to any of the following:

  . the sale or exchange of capital stock of Microcide or Althexis;

  . the merger of Microcide or Althexis with, or the direct or indirect disposition of a significant amount of its assets or its business to, any person other than Microcide or Althexis, as applicable; or

  . the licensing of proprietary rights to any person, except in the ordinary course of business and consistent with past practice, by Althexis or Microcide.

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

The merger agreement provides that the terms "superior parent transaction" and "superior company transaction" mean any bona fide written proposal with respect to a transaction involving all or substantially all of the outstanding capital stock of Microcide or Althexis, respectively, that the applicable board of directors determines in good faith (i) contains terms that are more favorable and provide greater value to that company's stockholders than the merger agreement and the merger taken as a whole and (ii) is reasonably capable of being completed on substantially the terms proposed, including consideration as to whether the proposal is fully financed.

   In the event that the merger has not been consummated on or prior to November 30, 2001, each of Microcide and Althexis may arrange for alternate financing through the issuance and sale of equity or debt securities; provided, however, that the negotiation and/or completion of any alternate financing shall not affect the rights and obligations of any party under the merger agreement. In the event that any alternate financing is completed prior to December 31, 2001, the purchaser of any such securities will, as a condition to the completion of the alternate financing, execute an irrevocable written consent approving the merger and the transactions contemplated by the merger agreement.

Bridge Financing

   The merger agreement provides that, in the event that the merger has not been completed by September 30, 2001, Althexis may from time to time request in writing that Microcide make working capital advances to Althexis in an amount up to $1.5 million. All working capital advances made by Microcide to Althexis will bear interest at a rate equal to 10% per year, and the principal and the accrued interest will become due and payable by Althexis immediately upon the termination of the merger agreement for any reason.

Registration Rights

   The merger agreement provides that, on or before the 30th day following the effective date of the merger, Microcide will file with the Commission a registration statement on Form S-3 covering the public resale by the former Althexis stockholders of shares of Microcide common stock acquired in connection with the merger. Microcide will use its reasonable efforts to cause the registration statement to be declared effective within 90 days after the effective date of the merger and to remain effective until the third anniversary of the effective date of the merger, or such earlier time that all shares covered by the registration statement have been sold.

   Additionally, if at any time during the effective period, Microcide proposes to file a registration statement relating to an offering in which Microcide proposes to sell shares of common stock for its own account, excluding registration statements in connection with mergers, acquisitions, exchange offers or subscription offers, or any executive, employee benefit or compensation plans, Microcide will provide at least 20 days' written notice to all of the stockholders who acquired the shares of Microcide common stock in connection with the merger and, upon written request from any of those stockholders, Microcide will use its reasonable efforts to cause the shares of common stock for which registration has been requested to be included in the registration, with customary exceptions.

   Microcide will pay its expenses associated with the registrations effected pursuant to the merger agreement, including all registration and filing fees, exchange listing fees and fees and expenses of Microcide's counsel and accountants, but excluding any brokerage fees, selling commissions or underwriting discounts incurred by the selling stockholders in connection with sales under the registration statement and the fees and expenses of any counsel retained by the selling stockholders. In addition, Microcide will provide customary securities law indemnification to any party that participates in any registration effected under the merger agreement.

Termination

   The merger agreement may be terminated at any time before the closing by written agreement of Microcide and Althexis. The merger agreement may also be terminated by Microcide or Althexis at any time before the closing under the following conditions:

  . if the merger shall not have been consummated on or before December 31, 2001, provided that the terminating party's failure to perform any of its material covenants or obligations under the merger agreement did not result in the failure of the merger to occur on or before that date;

  . if any required approval of the stockholders of Microcide for the merger agreement, the merger or the financing shall not have been obtained at a duly held meeting or at any adjournment thereof; or

  . if, as of the date of the special meeting, Althexis has not provided to Microcide the required written consents from Althexis' stockholders.

   In addition, the merger agreement may be terminated by Microcide at any time before the closing under the following conditions:

  . if there is a breach of any representation or warranty on the part of Althexis or any covenant or agreement to be complied with or performed by Althexis, except for breaches that have not had and are not reasonably likely to have a material adverse effect, and the breach persists for 14 days or more after written notice is given, so long as the breach is not caused by the action or inaction of Microcide or California MP Acquisition; or

  . to accept a superior parent transaction, but only prior to obtaining approval of the issuance of shares of common stock pursuant to the merger agreement by Microcide's stockholders.

   In addition, the merger agreement may be terminated by Althexis at any time before the closing under the following conditions:

  . if there is a breach of any representation or warranty on the part of Microcide or California MP Acquisition or any covenant or agreement to be complied with or performed by Microcide or California MP Acquisition, except for breaches that have not had and are not reasonably likely to have a material adverse effect, and the breach persists for 14 days or more after written notice is given, so long as the breach is not caused by the action or inaction of Althexis;

  . to accept a superior company transaction, but only prior to obtaining approval of the merger by the Althexis stockholders; or

  . if Microcide materially breaches its obligations in connection with the bridge financing, and the breach persists for two business days or more after written notice is given, so long as the breach is not caused by the action or inaction of Althexis or any of Althexis' stockholders.

Expenses and Termination Fees

   If Althexis terminates the merger agreement to accept a superior company transaction or if Microcide terminates the merger because Althexis has not provided Microcide the required written consents from Althexis' stockholders as of the date of the special meeting, then Althexis must pay to Microcide all of Microcide's out-of-pocket expenses and fees incurred in connection with the merger agreement and the transactions contemplated therein, including fees and expenses payable to Microcide's financial advisor and its counsel for arranging or providing financial advice with respect to the merger and all reasonable fees and expenses of counsel, accountants, experts and consultants. In addition, if Althexis terminates the merger agreement to accept a superior company transaction, then Althexis must also pay concurrent with the termination, in addition to the expenses payable, a fee of $1.0 million to Microcide.

   If either Microcide or Althexis terminates the merger agreement because the required approval of Microcide's stockholders has not been obtained, or if Microcide terminates the merger agreement to accept a superior parent transaction, then Microcide must pay to Althexis all of Althexis' out-of-pocket expenses and fees incurred in connection with the merger agreement and the transactions contemplated therein, including all reasonable fees and expenses of counsel, accountants, experts and consultants. In addition, if Microcide terminates the merger agreement to accept a superior parent transaction, then Microcide must also pay concurrent with the termination, in addition to the expenses payable, a fee of $1.0 million to Althexis.

   Except as otherwise set forth above, whether or not the merger is consummated, all costs and expenses incurred in connection with the merger agreement and the transactions contemplated by the agreement will be paid by the party incurring the fees or expenses.

Conduct of Business Pending the Merger

   Conduct of Althexis' Business. Before the effective time of the merger, except as contemplated by the merger agreement or unless Microcide otherwise agrees in writing, Althexis will operate its business solely in the ordinary course of business and in accordance with past practice and will not in any event take any action inconsistent with the merger agreement, any of the ancillary agreements to the merger agreement or the completion of the merger, and will not, among other things do any of the following:

  . incur any indebtedness for borrowed money, other than pursuant to revolving credit lines or equipment lines in existence on the date of the merger agreement, or assume, guarantee, endorse, other than endorsements for deposit or collection in the ordinary course of business, or otherwise become responsible for obligations of any other person in excess of $25,000;

  . issue, except pursuant to the exercise of Althexis' options and warrants outstanding on the date of the merger agreement and disclosed therein, or commit to issue any shares of its capital stock or any other securities or any securities convertible into shares of its capital stock or any other securities, including, without limitation, any options to acquire capital stock;

  . declare, pay or incur any obligation to pay any dividend on its capital stock or declare, make or incur any obligation to make any distribution or redemption or pay any liquidation preference with respect to its capital stock, except with respect to redemption of shares of Althexis' common stock from employees at cost in connection with the termination of an employee's employment or association, as the case may be, with Althexis;

  . make any change to the certificate of incorporation or bylaws of Althexis;

  . mortgage, pledge or otherwise encumber any assets of Althexis or sell, transfer, license or otherwise dispose of any of the assets except for
    (i) the sale of inventory to customers in the ordinary course of business and consistent with past practice, (ii) assets with an aggregate book value of $25,000 or less, (iii) the grant of licenses in the ordinary course of business and consistent with past practice, and (iv) actions pursuant to contracts disclosed in the merger agreement;

  . cancel, release or assign any indebtedness owed to it or any claims or rights held by it, except pursuant to contracts disclosed in the merger agreement;

  . make any investment or commitment of a capital nature either by purchase of stock or securities, contributions to capital, property transfer or otherwise, or by the purchase of any property or assets of any other person in excess of $25,000 in the aggregate;

  . terminate any material contract or make any change in any material contract to which Althexis is a party;

  . (i) enter into or modify any employment contract, (ii) pay any compensation to or for any employee, officer or director other than in the ordinary course of business and pursuant to existing employment arrangements, (iii) pay or agree to pay any bonus, incentive compensation, service award, severance, "stay bonus" or other like benefit or (iv) enter into or modify any other employee plan;

  . take any action that will result in (i) the acceleration or vesting of any rights of any person to benefits under any employee plan or (ii) any obligation of Althexis to make any payment to any present or former employee following termination of employment or upon consummation of the transactions contemplated by the merger agreement;

  . enter into or modify any contract or other arrangement with any "related party";

  . make any change in any method of accounting or accounting practice;

  . fail to comply with all regulations applicable to the assets and the business of Althexis consistent with past practices, except for any failures that, individually or in the aggregate, are not reasonably likely to have a material adverse effect;

  . fail to use its commercial best efforts to (i) maintain the business,
    (ii) retain the employees so that they will remain available to Althexis after the effective time of the merger, (iii) maintain existing relationships with material collaborators, suppliers and customers and others having business dealings with Althexis and (iv) otherwise to preserve the goodwill of the business so that they will be preserved on and after the consummation of the merger; or

  . make or change any election in respect of taxes, adopt or change any material accounting method in respect of taxes, enter into any tax allocation agreement, tax sharing agreement, tax indemnity agreement or closing agreement, settle or compromise any claim, notice, audit report or assessment in respect of taxes, or consent to any extension or waiver of the limitation period applicable to any claim or assessment in respect of taxes.

   Conduct of Microcide's Business. Before the effective time of the merger, except as contemplated by the merger agreement or unless Althexis otherwise agrees in writing, Microcide has agreed that it will not take any action inconsistent with the merger agreement, any of the ancillary agreements to the merger agreement or the completion of the merger, and will not, among other things do any of the following:

  . (i) enter into or modify any employment contract; (ii) pay any compensation to or for any employee, officer or director other than in the ordinary course of business and pursuant to existing employment arrangements; (iii) pay or agree to pay any bonus, incentive compensation, service award, severance, "stay bonus" or other like benefit; or (iv) enter into or modify any other employee benefit plan; or

  . take any action that will result in (i) the acceleration or vesting of any rights of any person to benefits under any employee plan or (ii) any obligation of parent to make any payment to any present or former employee following termination of employment or upon consummation of the transactions contemplated by the merger agreement.

Amendment and Waiver

   The merger agreement may be amended, modified or supplemented, and any provision of the merger agreement may be waived, only in writing by the parties to be bound by the amendment, modification, supplement or waiver.

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

Representations and Warranties

   The merger agreement contains customary representations and warranties relating to, among other things:

  . corporate organization and similar corporate matters of Microcide, California MP Acquisition and Althexis;

  . the capital structure of Microcide and Althexis;

  . the authorization, execution, delivery, performance and enforceability of, and required consents, approvals, orders and authorizations of governmental authorities relating to, the merger agreement and related matters of Microcide and Althexis;

  . documents filed by Microcide with the Commission, the accuracy of the information contained in those documents and the absence of undisclosed liabilities of Microcide;

  . the absence of specified material changes or events concerning Microcide and Althexis;

  . compliance with applicable laws by Althexis and Microcide;

  . intellectual property of Microcide and Althexis;

  . management of Althexis;

  . assets and contracts of Althexis and absence of defaults;

  . environmental and insurance matters of Althexis;

  . financial statements and corporate records of Althexis;

  . outstanding and pending material litigation of Microcide and Althexis;

  . matters relating to the Employee Retirement Income Security Act and other labor matters of Microcide and Althexis;

  . transactions with related parties of Althexis;

  . tax matters of Microcide and Althexis; and

  . receipt of fairness opinion by Microcide from its financial advisor.

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

                     OTHER AGREEMENTS RELATED TO THE MERGER

Stockholder Support Agreements

   As an inducement and condition to the willingness of Microcide to enter into the merger agreement, each of Mark Skaletsky, Paul Mellett, Manuel Navia, Patrick Connelly, Mass Ventures LLC and Michael Dailey, the owners in the aggregate of approximately 93% of the outstanding common stock of Althexis, together with the owners of an aggregate of approximately 67% of Althexis' preferred stock, entered into a stockholder support agreement with Microcide.

   Pursuant to the stockholder support agreements, each stockholder agreed, at any meeting of the stockholders of Althexis called to vote upon, and in any action by written consent of the stockholders in lieu of a meeting to approve, the merger, the merger agreement or the other transactions contemplated by the merger agreement, to vote all of his Althexis shares in favor of:

  . approval of the merger, adoption of the merger agreement and the approval of the terms thereof and each of the other transactions contemplated by the merger agreement, and

  . any other matters necessary to the consummation of the transactions contemplated by the merger agreement.

In addition, each stockholder agreed, at any meeting of the stockholders of Althexis called to vote upon, and in any action by written consent of the stockholders in lieu of a meeting to approve, any "proposed acquisition transaction" other than the merger, to vote all of his Althexis shares against:

  . the approval and adoption of any proposed acquisition transaction, other than the merger, and

  . actions which would frustrate the purposes or impede, prevent or delay completion of the transactions contemplated by the merger agreement.

Also, each holder of preferred stock of Althexis entering into a stockholder support agreement agreed to vote all of his shares in favor of any proposal wherein the holders of Althexis' preferred stock agree not to treat the transactions contemplated by the merger agreement as a liquidation entitling the holders of Althexis' preferred stock to a liquidation preference. Under the stockholder support agreements, each stockholder appointed Mark Skaletsky and Paul Mellett as his attorney-in-fact and proxy to vote the shares of the stockholder.

   Additionally, in the stockholder support agreements, each stockholder agreed, subject to specified limited exceptions, not to (i) sell, assign, transfer, pledge or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the direct or indirect sale, assignment, transfer, pledge or other disposition of his shares or (ii) deposit any of his shares into a voting trust or enter into a voting agreement or arrangement with respect to his shares.

   Pursuant to the terms of the stockholder support agreements, each stockholder agreed to, and to use his reasonable efforts to cause his affiliates' agents and representatives to, (i) cease any discussions or negotiations with any parties other than California MP Acquisition, Microcide or their affiliates and representatives with respect to any proposed acquisition transaction, and (ii) not, directly or indirectly, encourage, solicit, initiate, enter into or conduct discussions or negotiations with or provide any non-public information to any person or group concerning any proposed acquisition transaction other than the merger.

   The stockholder support agreements terminate upon the earlier to occur of the effective time of the merger and termination of the merger agreement pursuant to its terms.

Severance Agreements

   In connection with the execution of the merger agreement, each of Mark Skaletsky, Paul Mellett, Manuel Navia and Patrick Connelly entered into severance agreements with Microcide. The severance agreements will become effective upon the completion of the merger.

   The severance agreements provide that each applicable employee shall be entitled to continue to receive his base salary for a period of 12 months in the event that, within 12 months after a change of control of Microcide, either the employee resigns his employment for "good reason" or Microcide terminates his employment for any reason other than "cause."

   Under the severance agreements, "good reason" means that the applicable employee:

  . has been demoted or has incurred a material reduction in his authority or responsibility as an employee of Microcide;

  . has incurred a reduction in his total compensation as an employee of Microcide, other than pursuant to a company-wide reduction of total compensation for employees of Microcide generally; or

  . has been notified that his principal place of work as an employee of Microcide will be relocated by a distance of 50 miles or more.

   Under the severance agreements, "cause" means:

  . a willful act by the employee which constitutes misconduct or fraud and which is injurious to Microcide; or

  . a conviction of, or a plea of "guilty" or "no contest" to, a felony.

Stock Option Agreements

   As an inducement and condition to the willingness of the parties to enter into the merger agreement, Microcide and Althexis have entered reciprocal stock option agreements pursuant to which Microcide has granted Althexis an option to purchase up to 19.9% of the outstanding common stock of Microcide, and Althexis has granted Microcide an option to purchase up to 19.9% of the outstanding stock of Althexis, each at a per share price equal to the lesser of the fair market value of the applicable common stock on the date of the press release announcing the merger agreement, or the fair market value of the applicable common stock on the date of the exercise of the stock option. The option agreements provide for the adjustment of the total number of shares of common stock covered by the option in the event of any change in the outstanding shares of common stock by reason of stock dividends, split-ups, or the like. Fair market value of the common stock on a particular day will be determined by:

  . the closing price for the common stock as quoted on the stock exchange or national market system on which the common stock is listed;

  . the mean between the high bid and low asked prices for the common stock;
    or

  . in the absence of an established market for the common stock, the value for the common stock determined in good faith by the board of directors of the issuer.

   The stock option granted to either party will become exercisable in the event that the other party terminates the merger agreement in order to accept a superior company transaction or a superior parent transaction, as the case may be. The right to exercise the option shall terminate upon the earliest to occur of the following:

  . the effective time of the merger agreement;

  . the one-year anniversary of the termination of the merger agreement in connection with a superior company transaction or superior parent transaction; or

  . the termination of the merger agreement for any other reason.

   The stock option agreements provide that the holder's gains in connection with the exercise of the option shall not exceed $2.5 million.

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

Stockholders Agreements

   In connection with the completion of the merger, each of Mark Skaletsky, Paul Mellett, Manuel Navia, Patrick Connelly, Mass Ventures LLC and Michael Dailey, the owners of an aggregate of approximately 93% of the outstanding common stock of Althexis, will enter into a stockholders agreement with Microcide restricting the transfer of the Microcide common stock to be received by him or it in connection with the merger. Each Althexis stockholder entering into a stockholders agreement will agree that it will not, without the prior written consent of Microcide, sell or otherwise transfer any of the shares of Microcide common stock acquired in connection with the merger for a period of one year after the effective date of the merger. In addition, Messrs. Skaletsky, Mellett, Navia and Connelly will be restricted from transferring more than 40% of the shares of Microcide common stock acquired in connection with the merger for a period of two years after the effective date of the merger. Transfers in connection with bona fide gifts or as distributions to limited partners, shareholders or other affiliates of the stockholder, so long as the transferee agrees in writing to be bound by the provisions of the applicable stockholders agreement, will be exempted from the provisions of the stockholders agreements.

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                                 THE FINANCING

   The following summary of the subscription agreements and the certificate of designations, which describes all of the material terms and provisions of the subscription agreements and the certificate of designations, is qualified in its entirety by reference to the other information contained elsewhere in this proxy statement including the appendices and the documents incorporated by reference. Copies of the form of subscription agreement and the certificate of designations, excluding the exhibits and schedules, are set forth in Appendix C and Appendix D, respectively, to this proxy statement and are incorporated herein by reference, and reference is made thereto for a complete description of the terms of the financing. We encourage you to read the form of subscription agreement and certificate of designations and each of the other appendices hereto carefully.

Reasons for the Financing

   The Microcide Board believes that the terms of the subscription agreements and the transactions contemplated thereby are in the best interests of Microcide and its stockholders. Accordingly, the Microcide Board has unanimously approved the subscription agreements and recommends approval of the issuance of shares of preferred stock pursuant to the subscription agreements by the stockholders of Microcide.

   The Microcide Board considered the potential for the combined company to implement its forward integration strategy. This includes:

  . accelerating the existing drug development programs of each company;

  . retaining existing and future drug development programs through later stages of clinical development; and

  . actively seeking to in-license potential drug development compounds from third parties.

The Microcide Board believes that this strategy will enhance long-term value for Microcide stockholders. The Microcide Board considered the revenue expectations and expenditure level inherent in Microcide's current business plan and the fact that Microcide would need to raise additional capital in the near term in order to execute that plan. Further, the Microcide Board considered that $60.0 million of additional capital would provide sufficient funds for an estimated three years of operations of the combined company. Please see "The Merger--Reasons for the Merger--Additional Capital."

   We intend to use the net proceeds from the financing to fund our drug discovery and development programs, including the financing of pre-clinical testing and clinical trials, the payment of license fees, funding the costs of obtaining patent protection and other payments to licensors, the potential acquisition of additional drug candidates and the development of a commercial infrastructure. We may also use a portion of the proceeds from the financing for working capital and other general corporate purposes. As of the date of this proxy statement, we have not finalized the amount of proceeds expected to be used specifically for each of the purposes specified above.

Structure of the Financing

   Upon the terms and subject to the conditions contained in the subscription agreements, Microcide will issue and sell to the purchasers, and the purchasers will purchase from Microcide, an aggregate of up to 60,000 shares of preferred stock at a per share purchase price equal to $1,000. The preferred stock will be convertible into an aggregate of up to 20.0 million shares of common stock, subject to adjustment for stock dividends, stock splits and similar events.

   The holders of the preferred stock will be entitled to elect three members of the Microcide Board. The initial nominees of the purchasers are David Schnell, Charles Newhall and Kate Bingham.

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

   The financing contemplates the issuance by Microcide of preferred stock at a discount to the quoted market price of the common stock at the commitment date of the financing arrangement. Microcide will be required to record an amount equal to approximately $23.8 million as a deemed dividend on the date of issuance of the preferred stock. The amount of the deemed dividend is calculated by multiplying the 20.0 million shares of common stock into which the preferred stock is convertible by $1.19, which is the difference between the $4.19 per share closing price of the common stock on the Nasdaq National Market on July 27, 2001 less the $3.00 per share equivalent purchase price for the preferred stock. On July 19, 2001, the Microcide Board approved the merger and the financing, and on July 27, 2001, Microcide and the purchasers of preferred stock entered into the subscription agreements. The deemed dividend will be a non-cash charge appearing on the financial statements of Microcide for the quarter and the year in which the financing is completed and will have a significant adverse effect on Microcide's net loss for those periods.

The Subscription Agreements

   The subscription agreements provide that, subject to the satisfaction of specified conditions, each purchaser will purchase shares of Microcide's Series B convertible redeemable preferred stock, par value $0.001. Each share of preferred stock will have a stated amount or value of $1,000.

   Representations and Warranties. The subscription agreements contain various customary representations and warranties of Microcide and the purchasers. Microcide's representations include representations as to the following:

  . corporate status and good standing;

  . the existence of subsidiaries;

  . power and authority to enter into the subscription agreements;

  . the enforceability of the terms of the subscription agreements;

  . capitalization;

  . the availability of reports and financial statements;

  . the absence of (i) changes in Microcide's business, (ii) violations of law, (iii) undisclosed liabilities, (iv) litigation, (v) tax obligations,
    (vi) brokerage commissions and fees, (vii) breaches of material contracts, (viii) orders, injunctions or decrees, (ix) transactions with affiliates and (x) termination and other payments;

  . the condition of properties;

  . compliance with environmental, health and safety, and other applicable laws;

  . proper filing of regulatory documents;

  . title and rights to properties, assets, leaseholds and intellectual property; and

  . the existence of, and the failure to trigger rights under, the stockholder rights plan.

   Each purchaser's representations include representations as to the following:

  . authority to consummate the transactions contemplated by the applicable subscription agreement;

  . the validity and enforceability of the applicable subscription agreement;

  . due organization;

  . status as an accredited investor and not as a broker or dealer;

  . compliance with private placement investor requirements and its intent to acquire the preferred stock solely for its own accounts for investment purposes;

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

  . the provision of an investor questionnaire;

  . reoffers and resales;

  . compliance with applicable laws in foreign jurisdictions; and

  . the absence of any qualification or conflict of any provision of the charter documents or any violation or contravention of any applicable law, rule, regulation or decree.

   Covenants. Pursuant to the terms of the subscription agreements, Microcide and the purchasers have agreed to a number of covenants. Among other things, Microcide has agreed:

  . to provide its transfer agent instructions to issue certificates upon conversion of the preferred stock and appointing the transfer agent the conversion agent for the preferred stock;

  . to file with the Commission a Form D as required to claim the exemption provided by Rule 506 of Regulation D;

  . to file with the Nasdaq Stock Market an application or other document required by Nasdaq for the listing of the shares of common stock issuable upon conversion of the preferred stock and to maintain the listing of the common stock on Nasdaq or a registered national securities exchange;

  . to comply with restrictions on the use of the proceeds from the sale of preferred stock;

  . to take necessary action to qualify or obtain an exemption for the offer and sale of securities under applicable state securities laws;

  . to comply with specified provisions of the preferred stock as if it were outstanding;

  . to reserve a sufficient number of shares of common stock to provide for the conversion of the preferred stock;

  . to ensure that all shares of common stock issued upon conversion of the preferred stock will be fully paid and non-assessable;

  . to secure registration or approval with any governmental authority under any federal or state law before shares of common stock may be validly issued upon conversion;

  . to comply with specified limitations on indebtedness;

  . to pay and discharge material obligations and liabilities in the ordinary course consistent with Microcide's practices prior to the financing;

  . to comply with laws;

  . to comply with specified limitations on issuance of securities;

  . not to become an investment company required to be registered under the Investment Company Act of 1940, as amended;

  . to comply with specified provisions granting the purchasers' rights of first refusal;

  . not to enter into any transactions with affiliates except on terms no less favorable than terms that could be obtained by Microcide from a third party;

  . to make available to the purchasers information required pursuant to Rule
    144A(d)(4) under the Securities Act;

  . not to solicit a proposal or participate in any negotiations relating to a possible financing; and

  . not to shorten the length of any lock-up agreement between Microcide and each of Mark Skaletsky, Paul Mellett, Manuel Navia, Patrick Connelly, Michael Dailey and Paul Mass.

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

   Among other things, the purchasers have agreed:

  . to comply with restrictions on transfer of shares of the preferred stock and the underlying shares of common stock;

  . that certificates for the shares of preferred stock and the underlying shares of common stock will bear restrictive legends; and

  . to comply with specified standstill obligations.

   Conditions to Completion of the Financing. The obligations of Microcide to complete the financing are subject to a number of conditions, including the following:

  . the representations and warranties of the purchasers contained in the subscription agreements are accurate in all material respects;

  . the purchasers have performed in all material respects the obligations, and complied with each of the covenants, agreements and conditions, required to be performed or complied with by them on or prior to the closing;

  . no action, suit, proceeding or investigation that seeks to restrain or prohibit the financing before any court, administrative agency or other governmental authority shall be pending or threatened;

  . receipt by Microcide of a lock-up agreement executed by each purchaser;

  . the aggregate purchase price for the preferred stock purchased by all purchasers will be not less than $55.0 million;

  . all the conditions precedent to the merger shall have been satisfied or waived; and

  . receipt by Microcide of a voting agreement executed by each purchaser.

   The obligations of the purchasers to complete the financing are subject to a number of conditions, including the following:

  . the transfer agent shall have received instructions from Microcide to issue the preferred stock;

  . the aggregate purchase price for the preferred stock will be not less than $55.0 million;

  . no legal action, suit or proceeding shall be pending or threatened that seeks to restrain or prohibit the financing and that could have a material adverse effect on the business, properties, operations, condition, results of operations or prospects of Microcide or Althexis;

  . the representations and warranties of Microcide contained in the subscription agreements and each other agreement or instrument executed and delivered by Microcide in connection with the financing shall have been true and correct on the date of the subscription agreements and shall be true and correct on the closing date as if made on the closing date, and on or before the closing date Microcide shall have performed all covenants and agreements of Microcide contained therein and required to be performed by Microcide on or before the closing date;

  . no event that under the provisions of the preferred stock would give the purchasers the right to require Microcide to repurchase the preferred stock will have occurred and be continuing;

  . Microcide shall have completed the merger pursuant to the merger agreement;

  . as of the effective time of the merger, Mark Skaletsky shall have been elected to the Board of Directors of Microcide and appointed Chief Executive Officer of Microcide;

  . Microcide shall have taken all necessary corporate action, if any, to amend Microcide's Restated Certificate of Incorporation to reflect the transactions contemplated by the financing;

  . Microcide shall have received lock-up agreements executed by Mark
    Skaletsky, Patrick Connelly, Paul Mellett, Manuel Navia, Michael Dailey and Paul Mass;

  . the subscription agreements and the transactions contemplated thereby shall have been approved by the stockholders of Microcide by the required vote;

  . Microcide shall have received a waiver from any officer or director who would be entitled to have the vesting schedule of any outstanding options accelerate as a result of the merger or the transactions contemplated by the merger and/or the financing;

  . the authorized size of the Microcide Board shall be eight persons;

  . Microcide will have taken all corporate action such that immediately following the closing, the directors of Microcide shall include David Schnell, Charles Newhall, Kate Bingham, Mark Skaletsky, John Walker and James Rurka;

  . the purchasers will have received satisfactory confirmation of the filing with the Secretary of State of the State of Delaware of the certificate of designations;

  . the shares of common stock into which the preferred stock may be converted shall have been duly authorized and reserved;

  . Microcide will have filed a Notification Form for Listing of Additional
    Shares with respect to the shares of common stock into which the preferred stock may be converted with Nasdaq;

  . Microcide will have delivered to the purchasers a certificate certifying the Restated Certificate of Incorporation and Bylaws of Microcide as in effect on the closing date and all resolutions of the Microcide Board relating to the subscription agreements and the financing;

  . the purchasers shall have received legal opinions in form, scope and substance reasonably satisfactory to the purchasers; and

  . trading in securities on the New York Stock Exchange, the American Stock
    Exchange, or Nasdaq shall not have been suspended or materially limited and a general moratorium on commercial banking activities in the State of New York shall not have been declared by either federal or state authorities.

   Termination. Each purchaser may terminate the applicable subscription agreement at any time before the closing under the following conditions:

  . Microcide fails to perform any of its obligations under the subscription agreement;

  . any condition to the completion of the financing is not satisfied; or

  . the closing does not occur on or before November 30, 2001.

   Microcide may terminate each subscription agreement at any time before the closing under the following conditions:

  . the applicable purchaser fails to perform any of its obligations under the subscription agreement; or

  . the closing does not occur on or before November 30, 2001.

   Registration Rights. As soon as is reasonably practicable after the completion of the financing, but in no event later than 30 days after the completion of the financing, Microcide will file a registration statement with the Commission with respect to the resale of all of the shares of common stock issuable upon conversion of the preferred stock. One-half of the shares to be issued from the conversion of the preferred stock are subject to a contractual lock-up restricting the resale thereof prior to the nine-month anniversary of the completion of the financing.

   Right of First Refusal. So long as the purchasers continue to hold shares of preferred stock, they will have a right of first refusal to purchase their pro rata share of all equity securities that Microcide may propose to sell and issue. This right of first refusal terminates with respect to any purchaser in the event that the purchaser does not participate in any applicable transaction. For purposes of this right of first refusal, the term "equity securities" means:

  . any primary issuance of common stock registered for sale with the Commission other than shares registered with the Commission pursuant to a Form S-4 or Form S-8; or

  . any primary issuance of common stock issued in a transaction exempt from the registration requirements of the Securities Act and subsequently registered for resale pursuant to a registration statement on Form S-1 or Form S-3, other than securities issuances in connection with specified strategic alliances, collaborations, joint ventures, partnerships or similar arrangements.

Microcide will require that the managing underwriter or underwriters of any public offering by Microcide offer to sell to each purchaser its pro rata share of the registered common stock to be offered to the public, at the same price and on the same terms as the public, provided that the initial filing of the registration statement to register securities with the Commission occurs at least 12 months after the date of the subscription agreements. If Microcide files a registration statement with regard to a public offering within 12 months after the date of the subscription agreements, Microcide will offer to sell to each purchaser its pro rata share of common stock in a private placement consummated contemporaneously with the public offering.

   Restrictions on Transfer. Each purchaser has agreed that it will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of any shares of preferred stock or the shares of common stock issued or issuable upon conversion of shares of preferred stock unless registered under the Securities Act, pursuant to an exemption from registration under the Securities Act or in a transaction not requiring registration under the Securities Act.

Certificate of Designations

   The certificate of designations sets forth the terms and conditions of the preferred stock.

   Terms of Conversion. Each share of preferred stock will be convertible into the number of shares of common stock equal to the quotient of the issuance price divided by the conversion price of $3.00 per share.

   The conversion price will be subject to weighted average anti-dilution adjustments to reduce dilution in the following events:

  . the issuance of additional equity securities at a purchase price less than the conversion price, or

  . the repurchase of more than 10% of the common stock outstanding as of the closing date at a purchase price less than the conversion price, unless the repurchase is approved by the members of the Microcide Board elected by the holders of the preferred stock.

There will not be an anti-dilution adjustment for the issuance or exercise of employee or director options or in connection with equipment lease transactions or other kinds of issuances that are customarily exempt from anti-dilution adjustments. The conversion price will be subject to proportional adjustment for stock splits, stock dividends, recapitalizations and similar events.

   If Microcide does not have available for issuance upon conversion of the preferred stock at least the number of common shares required to be issued, then holders may elect by notice to Microcide that it make a payment in an amount equal to the number of shares of common stock to which the holder is entitled and that Microcide is unable to issue multiplied by an average market price during the five consecutive days prior to the conversion. In addition, Microcide will pay or reimburse the holders for fees, expenses and out-of-pocket damages and liabilities arising from any failure to deliver the shares of common stock upon conversion of the preferred stock, including margin interest, the costs of purchasing securities to cover a sale and other damages.

   Dividends. The holders of preferred stock will be entitled to receive dividends only when, as and if declared by the Microcide Board. No dividends will be paid or declared and set apart for payment on the common stock unless an equivalent amount per share, based on the relative stated values, has been paid or declared and set apart for payment on the preferred stock.

   Terms of Redemption. Upon the occurrence of the following events, the holders of preferred stock will have the right to require Microcide to redeem the preferred stock in cash at a price equal to 100% of the purchase price of the preferred stock then outstanding, plus any declared and unpaid dividends:

  . for any period of five consecutive trading days, there is no reported sale price of the common stock on any of the Nasdaq Stock Market, the New York Stock Exchange or the American Stock Exchange;

  . the common stock ceases to be listed for trading on any of the Nasdaq
    Stock Market, the New York Stock Exchange or the American Stock Exchange for any period of five consecutive trading days;

  . if the registration statement registering the resale of shares of common stock issuable upon conversion of the preferred stock is not declared effective within 90 days after the closing, or if the holders of preferred stock are unable for 20 trading days during any period of 365 consecutive days occurring on or after the date the Commission declares the registration statement effective to sell shares of common stock issued or issuable upon conversion of the preferred stock pursuant to the registration statement (i) by reason of the requirements of the Securities Act, the Exchange Act or any of the rules or regulations under either thereof or (ii) due to the registration statement containing any untrue statement of material fact or omitting to state a material fact or other failure of the registration statement or the prospectus contained therein to comply with the rules and regulations of the Commission;

  . the failure of Microcide to issue shares of common stock to the holders of preferred stock within 5 trading days of the conversion thereof or to transfer any certificate for shares of common stock issued to any holder of preferred stock upon conversion of preferred stock as and when required by the certificate of designations or the subscription agreements;

  . the failure by Microcide to comply with the limitations on indebtedness and the issuance of securities set forth in the subscription agreements or to comply, for a period of 45 days, in any material respect with any of the other requirements contained in the subscription agreements or other material term or provision of the preferred stock;

  . any material representation or warranty of Microcide contained in the definitive agreements between Microcide and the holders of preferred stock shall be false or misleading in any material respect when made; and

  . Microcide or any of its subsidiaries shall have received notice that it is in breach or default with respect to any other indebtedness which has an outstanding principal amount in excess of $1.0 million individually or $2.0 million in the aggregate and the breach or default results in an acceleration of such indebtedness or any other indebtedness of Microcide not cured within five days of notice of the breach or default; provided, however, that any breach or default for non-payment of any indebtedness shall not be deemed a repurchase event if: (i) the breach or default is being actively contested in good faith by Microcide with the unanimous approval of the Microcide Board, (ii) the breach or default does not result in the acceleration of any other indebtedness, and (iii) the aggregate amount of non-payment does not exceed $1.0 million.

In addition, the holders of preferred stock will have the right to require Microcide to redeem the preferred stock in cash at a price equal to 150% of the purchase price of the preferred stock then outstanding, plus any declared and unpaid dividends, in the event of a fundamental change to Microcide. For purposes of the foregoing, the term "fundamental change" means:

  . a change in control, meaning a consolidation or merger with another entity after which the stockholders of Microcide do not collectively own 51% or more of the voting securities of the surviving corporation;

  . a transaction in which all or substantially all of the common stock is exchanged for, converted into or acquired for consideration which is not a security listed on a national securities exchange or the Nasdaq Stock Market;

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

  . the acquisition by a person or entity of ownership of securities representing 50% or more of the combined voting power of the outstanding voting securities of Microcide;

  . the sale of more than 50% of the assets of Microcide; or

  . the liquidation, dissolution or other winding up of the affairs of Microcide.

   Mandatory Redemption. Any shares of preferred stock outstanding will be redeemed on the five-year anniversary of the closing at a redemption price equal to 100% of the stated value plus any declared and unpaid dividends; provided that each holder of preferred stock shall have the right to delay this mandatory redemption for a period of one year.

   Optional Redemption. If at any time following the second anniversary of the closing date (1) the closing bid price of the common stock exceeds $20.00 per share for 40 consecutive trading days and (2) the registration statement registering the resale of shares of common stock issuable upon the conversion of the preferred stock shall have been effective during the entire 40-trading day period, then Microcide will have the option to redeem any shares of preferred stock then outstanding at a redemption price equal to 100% of the stated value, plus any declared and unpaid dividends.

   Voting Rights. Each holder of preferred stock will be entitled to the number of votes equal to the number of shares of common stock into which the holder's shares of preferred stock could be converted and will be entitled to notice of any stockholders meeting in accordance with the Bylaws of Microcide. Except as otherwise provided in the certificate of designations or as required by law, the preferred stock shall vote together with the common stock at any annual or special meeting of the stockholders and not as a separate class, and may act by written consent in the same manner as the common stock.

   The affirmative vote or written consent of holders of a majority of the preferred stock, voting separately as a class, will be required for:

  . any amendment, alteration, or repeal, whether by merger or consolidation or otherwise, of Microcide's Restated Certificate of Incorporation or the certificate of designations if the amendment, alteration or repeal materially and adversely affects the powers, preferences or special rights of the preferred stock; or

  . the creation or issuance of any series of preferred stock having dividend or liquidation rights senior to or of even parity with the preferred stock.

Notwithstanding the foregoing, no amendment, alteration or repeal will:

  . reduce any redemption price;

  . change the percentage of holders of preferred stock necessary to approve an amendment to Microcide's Restated Certificate of Incorporation or the certificate of designations;

  . change the method of calculating the conversion price in a manner adverse to the holders of preferred stock or reduce the number of shares of common stock issuable upon conversion of preferred stock, other than a reduction which effects a combination of the outstanding shares of common stock and results in an adjustment in the conversion price; or

  . amend, modify or repeal the amendment provisions of the certificate of designations;

in each case, unless the amendment, modification or repeal has been approved by the affirmative vote or written consent of holders of a majority of the preferred stock voting separately as a class.

   For so long as any shares of preferred stock remain outstanding: (1) the holders of a majority of the preferred stock, voting as a separate class, shall be entitled to elect three members of the Microcide Board at each meeting or pursuant to each consent of Microcide's stockholders for the election of directors, and to remove them from office and to fill any vacancy caused by their resignation, death or removal; and (2) the holders of common stock and the holders of preferred stock, voting together as a single class on an as-converted basis, shall be entitled to elect the remaining members of the Microcide Board at each meeting or pursuant to each consent of Microcide's stockholders for the election of directors, and to remove them from office and to fill any vacancy caused by their resignation, death or removal.

   Liquidation Rights. Upon the liquidation, dissolution or other winding up of the affairs of Microcide while any shares of preferred stock are outstanding, the holders of preferred stock will have the right to require Microcide to redeem the preferred stock in cash at a price equal to 150% of the purchase price of the preferred stock then outstanding, plus any declared and unpaid dividends.

   In the event of a liquidation, dissolution or winding up of Microcide, whether voluntary or involuntary, the holders of preferred stock will be entitled to receive an amount per share of preferred stock equal to the stated value plus any declared and unpaid dividends before any payment shall be made or any assets distributed to the holders of common stock. After the liquidation preferences of the preferred stock are fully met, the holders of preferred stock shall not be entitled to any further participation in any distribution of assets by Microcide.

Voting Agreement

   As a condition to the completion of the financing, each purchaser has agreed to enter into a voting agreement with Microcide in connection with the election of directors of Microcide, other than directors elected by the holders of preferred stock voting as a separate class. Under the voting agreements, each purchaser will irrevocably appoint the Chairman of the Board of Microcide as his, her or its attorney-in-fact to vote all of the shares owned by the purchaser:

  .  "FOR" any person nominated by the Microcide Board;

  .  not "FOR" any person that has not been nominated by the Microcide Board;
     and

  . "FOR" any proposal made by the Microcide Board to remove any person as a director of Microcide.

Each voting agreement terminates on the earlier of (1) the date on which the purchaser no longer holds any shares of preferred stock or (2) the tenth anniversary of the completion of the financing. The voting agreement will also provide that one of the persons nominated by the Microcide Board will be acceptable to the holders of preferred stock.

Interests of Certain Persons in the Financing

   David Schnell, M.D., a Managing Partner of Prospect Venture Partners, was a founder of Microcide and served as a director of Microcide from December 1992 through June 2001. On June 5, 2001, Dr. Schnell resigned from the Microcide Board. Prospect Venture Partners L.P. and Prospect Venture Partners II L.P., affiliates of Prospect Venture Partners, are participating in the financing. Pursuant to the provisions of subscription agreements with Microcide, Prospect Venture Partners L.P. and Prospect Venture Partners II L.P. will purchase an aggregate of 20,000 shares of preferred stock from Microcide for an aggregate purchase price equal to $20.0 million. The shares of preferred stock purchased by affiliates of Prospect Venture Partners will be convertible into approximately 6.7 million shares of common stock of Microcide.

   As of the date of this proxy statement, Dr. Schnell holds options to purchase an aggregate of 16,000 shares of Microcide common stock at a average weighted exercise price equal to $7.55. Microcide granted these options to Dr. Schnell in connection with his service on the Microcide Board. The options terminate on September 5, 2001, the three-month anniversary of Dr. Schnell's resignation from the Microcide Board.

   Microcide and Dr. Schnell have entered into an indemnification agreement pursuant to which, subject to specified limitations, Microcide has agreed to indemnify Dr. Schnell against any and all expenses, damages, judgments, fines and amounts paid in settlement that Dr. Schnell incurs in connection with any action or proceeding to which Dr. Schnell is a party by reason of the fact that Dr. Schnell was a director of Microcide and/or, either in his various capacities with Prospect Venture Partners or otherwise, proposed, arranged, negotiated and/or participated in the financing.

          INDEX TO FINANCIAL STATEMENTS OF THE ALTHEXIS COMPANY, INC.

                                                                           Page
                                                                           -----
Report of Independent Auditors...........................................     62
Balance Sheets as of December 31, 2000 and 1999 and June 30, 2001
 (unaudited).............................................................     63
Statements of Operations for the years ended December 31, 2000 and 1999, the period October 1, 1998 (date of inception) to December 31, 1998 and
 for the six-month periods ended June 30, 2001 and 2000 (unaudited)......     64
Statements of Stockholders' Equity for the years ended December 31, 2000 and 1999, the period October 1, 1998 (date of inception) to December 31,
 1998 and for the six-month period ended June 30, 2001 (unaudited).......     65
Statements of Cash Flows for the years ended December 31, 2000 and 1999, the period October 1, 1998 (date of inception) to December 31, 1998 and
 for the six-month periods ended June 30, 2001 and 2000 (unaudited)......     66
Notes to Financial Statements............................................  67-73

                         Report of Independent Auditors

Board of Directors and Stockholders
The Althexis Company, Inc.

   We have audited the accompanying balance sheets of The Althexis Company, Inc. (the Company) as of December 31, 2000 and 1999, and the related statements of operations, stockholders' equity, and cash flows for the years then ended and for the period October 1, 1998 (date of inception) to December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Althexis Company, Inc. as of December 31, 2000 and 1999, and the results of its operations and its cash flows for the years then ended and for the period October 1, 1998 (date of inception) to December 31, 1998, in conformity with accounting principles generally accepted in the United States.

                                          Ernst & Young LLP

March 16, 2001

                                      61-1

                           THE ALTHEXIS COMPANY, INC.

                                 BALANCE SHEETS

                                                  December 31,
                                              ---------------------  June 30,
                                                 1999       2000       2001
                                              ---------- ---------- -----------
                                                                    (Unaudited)
                   Assets
Current assets:
  Cash and cash equivalents.................. $1,548,218 $1,534,336 $1,822,520
  Accounts receivable:
    Collaborative partner....................  1,250,000  1,250,000        --
    Other....................................     86,568     62,118    111,859
                                              ---------- ---------- ----------
                                               1,336,568  1,312,118    111,859
  Prepaid expenses...........................    545,245    163,063    229,761
                                              ---------- ---------- ----------
Total current assets.........................  3,430,031  3,009,517  2,164,140
Equipment, net...............................    783,494  1,145,896  1,265,323
Security deposits............................     50,700     52,806     52,807
                                              ---------- ---------- ----------
Total assets................................. $4,264,225 $4,208,219 $3,482,270
                                              ========== ========== ==========
    Liabilities and stockholders' equity
Current liabilities:
  Accounts payable and accrued expenses...... $  110,111 $   48,364 $  381,718
  Deferred license fee revenue...............    666,667    666,667    333,333
  Note payable...............................    130,375    244,643    256,597
  Capital lease obligations..................     64,971     86,932     93,396
  Deferred tax liability.....................    145,000    190,000    190,000
                                              ---------- ---------- ----------
Total current liabilities....................  1,117,124  1,236,606  1,255,044
Capital lease obligations, less current
 portion.....................................    149,747     59,308    392,913
Notes payable, less current portion..........    348,823    526,942     10,935
Deferred license fee revenue.................    666,666        --         --
Stockholders' equity:
  Preferred Stock, $0.01 par value; 5,000,000
   shares authorized and designated as:
    Series A Convertible, 359,885 shares
     authorized, issued and outstanding
     (liquidation value of $1,399,991).......  1,399,901  1,399,953  1,399,953
  Common Stock, $0.01 par value; 10,000,000
   shares authorized; 3,600,000 shares issued
   and outstanding at December 31, 1999 and
   2000, 4,179,065 at June 30, 2001..........     36,000     36,000     41,791
Additional paid-in capital...................    235,424    235,424    520,145
Notes receivable from officers...............        --         --    (230,426)
Retained earnings............................    310,540    713,986     91,915
                                              ---------- ---------- ----------
Total stockholders' equity...................  1,981,865  2,385,363  1,823,378
                                              ---------- ---------- ----------
Total liabilities and stockholders' equity... $4,264,225 $4,208,219 $3,482,270
                                              ========== ========== ==========

                            See accompanying notes.

                           THE ALTHEXIS COMPANY, INC.

                            STATEMENTS OF OPERATIONS

                           October 1, 1998   Years ended December  Six months ended June
                         (date of inception)          31,                   30,
                           to December 31,   --------------------- ---------------------
                                1998            1999       2000       2000       2001
                         ------------------- ---------- ---------- ---------- ----------
                                                                        (unaudited)
Revenues:
  Collaborative
   research.............      $     --       $3,050,000 $4,050,000 $2,875,073 $1,650,000
  License fees..........            --          666,667    666,667    333,336    333,336
  Grant revenue.........            --              --     108,097        --         --
                              ---------      ---------- ---------- ---------- ----------
                                    --        3,716,667  4,824,764  3,208,409  1,983,336
Operating expenses:
  Research and
   development..........            --        2,161,945  3,181,839  1,149,045  1,926,380
  General and
   administrative.......        299,703         815,292  1,247,960    657,308    661,879
                              ---------      ---------- ---------- ---------- ----------
                                299,703       2,977,237  4,429,799  1,806,353  2,588,259
                              ---------      ---------- ---------- ---------- ----------
Operating income
 (loss).................       (299,703)        739,430    394,965  1,402,056   (604,923)
Interest income
 (expense), net.........            --           45,813     53,481     18,148    (17,148)
                              ---------      ---------- ---------- ---------- ----------
Income (loss) before
 provision for income
 taxes..................       (299,703)        785,243    448,446  1,420,204   (622,071)
Income tax expense......            --          175,000     45,000    143,000        --
                              ---------      ---------- ---------- ---------- ----------
Net income (loss).......      $(299,703)     $  610,243 $  403,446 $1,277,204 $ (622,071)
                              =========      ========== ========== ========== ==========
Net income (loss) per
 share--Basic...........      $   (0.08)     $     0.17 $     0.11 $     0.35 $    (0.17)
Net income (loss) per
 share--Diluted.........      $   (0.08)     $     0.17 $     0.10 $     0.31 $    (0.17)
Shares used to compute
 net loss per share--
 Basic..................      3,600,000       3,600,000  3,600,000  3,600,000  3,647,993
Shares used to compute
 net loss per share--
 Diluted................      3,600,000       3,675,366  4,122,161  4,099,260  3,647,993


                            See accompanying notes.

                           THE ALTHEXIS COMPANY, INC.

                       STATEMENT OF STOCKHOLDERS' EQUITY

                               Series A
                             Convertible                                                  Retained
                           Preferred Stock     Common Stock    Additional     Notes       Earnings       Total
                          ------------------ -----------------  Paid-in    Receivable   (Accumulated Stockholders'
                          Shares    Amount    Shares   Amount   Capital   from Officers   Deficit)      Equity
                          ------- ---------- --------- ------- ---------- ------------- ------------ -------------
Net loss................                                                                 $(299,703)   $ (299,703)
Issuance of Common
 Stock..................                     3,600,000 $36,000  $235,424                                 271,424
                          ------- ---------- --------- -------  --------    ---------    ---------    ----------
Balance at December 31,
 1998...................                     3,600,000  36,000   235,424                  (299,703)      (28,279)
 Issuance of Series A
  Convertible Preferred
  Stock.................  359,885 $1,399,901                                                           1,399,901
 Net income.............                                                                   610,243       610,243
                          ------- ---------- --------- -------  --------    ---------    ---------    ----------
Balance at December 31,
 1999...................  359,885  1,399,901 3,600,000  36,000   235,424                   310,540     1,981,865
 Issuance of Series A
  Convertible Preferred
  Stock.................                  52                                                                  52
 Net income.............                                                                   403,446       403,446
                          ------- ---------- --------- -------  --------    ---------    ---------    ----------
Balance at December 31,
 2000...................  359,885  1,399,953 3,600,000  36,000   235,424                   713,986     2,385,363
 Issuance of Common
  Stock (unaudited).....                       579,065   5,791   284,721                                 290,512
 Note receivable from
  officers (unaudited)..                                                    $(230,426)                  (230,426)
 Net loss (unaudited)...                                                                  (622,071)     (622,071)
                          ------- ---------- --------- -------  --------    ---------    ---------    ----------
Balance at June 30, 2001
 (unaudited)............  359,885 $1,399,953 4,179,065 $41,791  $520,145    $(230,426)   $  91,915    $1,823,378
                          ======= ========== ========= =======  ========    =========    =========    ==========


                            See accompanying notes.

                           THE ALTHEXIS COMPANY, INC.

                            STATEMENTS OF CASH FLOWS

                           October 1,
                          1998 (date of      Year ended          For the six months
                          inception) to     December 31,           ended June 30,
                          December 31,  ----------------------  ----------------------
                              1998         1999        2000        2000        2001
                          ------------- ----------  ----------  ----------  ----------
                                                                     (unaudited)
Operating activities:
Net income (loss).......    $(299,703)  $  610,243  $  403,446  $1,277,204  $ (622,071)
Adjustments to reconcile
 net loss to net cash
 provided by (used in)
 operating activities:
  Depreciation and
   amortization.........          --        71,497     263,530     118,851     158,345
  Deferred tax
   provision............          --       145,000      45,000         --          --
  Changes in operating
   assets and
   liabilities:
    Accounts
     receivable.........      (51,000)  (1,285,568)     23,950   1,199,374   1,200,259
    Prepaid expenses and
     security deposits..          --      (578,472)    380,575     211,583     (66,699)
    Deferred license fee
     revenue............          --     1,333,333    (666,667)   (333,333)   (333,333)
    Organization costs..      (17,472)         --          --          --          --
    Note payable........       61,305          --          --          --          --
    Accounts payable and
     accrued expenses...       42,637       67,474     (61,747)     88,886     333,354
                            ---------   ----------  ----------  ----------  ----------
Net cash provided by
 (used in) operating
 activities.............     (264,233)     363,507     388,087   2,562,565     669,855
Investing activity:
Purchase of equipment...          --      (603,806)   (625,932)   (444,080)   (453,943)
                            ---------   ----------  ----------  ----------  ----------
Net cash used in
 investing activity.....          --      (603,806)   (625,932)   (444,080)   (453,943)
Financing activities:
Issuance of Series A
 Convertible Preferred
 Stock..................          --     1,399,901          52          52         --
Issuance of common
 stock..................      271,424          --          --          --       60,086
Proceeds from equipment
 loan...................          --       479,198     453,283         --      176,170
Payments on notes
 payable................          --           --     (151,566)    (70,279)   (122,075)
Payments on capital
 lease obligations......          --       (36,468)    (77,806)    (27,412)    (41,909)
Payment on notes payable
 to stockholders........          --       (61,305)        --          --          --
                            ---------   ----------  ----------  ----------  ----------
Net cash provided by
 (used in) financing
 activities.............      271,424    1,781,326     223,963     (97,639)     72,272
                            ---------   ----------  ----------  ----------  ----------
Net increase (decrease)
 in cash................        7,191    1,541,027     (13,882)  2,020,846     288,184
Cash at beginning of
 period.................          --         7,191   1,548,218   1,548,218   1,534,336
                            ---------   ----------  ----------  ----------  ----------
Cash at end of period...    $   7,191   $1,548,218  $1,534,336  $3,569,064  $1,822,520
                            =========   ==========  ==========  ==========  ==========
Noncash investing and
 financing activities:
Equipment acquired under
 capital lease..........    $     --    $  251,185  $      --   $      --   $      --
Notes received for
 common stock...........          --           --          --          --   $  230,426
Cash paid for:
  Interest..............          --    $   21,967  $   87,445  $   42,481  $   53,760
  Income taxes..........          --    $   92,574  $   50,456  $   50,456  $   25,000

                            See accompanying notes.

                           THE ALTHEXIS COMPANY, INC.

                         NOTES TO FINANCIAL STATEMENTS
                December 31, 2000 and June 30, 2001 (unaudited)

1. Basis of Presentation

 The Company

   The Althexis Company, Inc. (the "Company") was formed on October 1, 1998 as a limited liability company and converted to a corporation on December 31, 1998. Althexis' mission, as a post-genomics drug discovery Company, is to employ a highly integrated approach to the discovery, development and commercialization of novel orally active, small molecule drugs to treat human diseases. The Company's discovery approach is centered on the use of Structure Based Drug Design (SBDD), a powerful method of drug selection and design.

 Interim Financial Information

   The financial information and related notes at June 30, 2001 and for the six months ended June 30, 2000 and 2001 are unaudited, but, in the opinion of management, have been prepared on the same basis as the annual financial statements and includes all adjustments (consisting only of normal recurring adjustments) that the Company considers necessary for a fair presentation of the financial position at such date and the operating results and cash flows for such periods. Results for the six months ended June 30, 2001 may not be indicative of the results for the year ended December 31, 2001.

 Use of Estimates

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2. Significant Accounting Policies

 Equipment

   Equipment is recorded at cost. Depreciation and amortization are calculated using the straight-line method over the estimated useful lives of the equipment, which varies from three to seven years.

 Concentrations of Credit Risk

   Financial instruments which potentially subject the Company to concentration of credit risk consist principally of cash equivalents and accounts receivable. The Company places its cash equivalents with high credit quality financial institutions and, by policy, limits the credit exposure to any one financial instrument; accounts receivable are primarily limited to amounts due from collaborators.

 Revenues

   The Company recognizes revenue under collaborative agreements as certain milestones are achieved or license fees and research support payments are earned. Federal grant revenues are recognized when reimbursable expenditures are incurred for the grant.

   Revenue is deemed earned when all of the following have occurred: all obligations of the Company relating to the revenue have been met and the earning process is complete; the monies received or receivable are not refundable, irrespective of research results; and there are neither future obligations nor future milestones to be met by the Company with respect to such revenue.

   Initial license fees are deferred and amortized over the period which the Company is obligated to participate on a continuing and substantial basis in the research and development activities outlined in each contract. Research support payments are recognized over the period qualified research activities are undertaken. Milestone payments are recognized as revenue in the period in which the parties agree that the milestone has been achieved.

 Stock Compensation Arrangements

   The Company applies the disclosure-only provisions of Statement of Financial Accounting Standards No. 123, Accounting for Stock-Based Compensation (SFAS
123). These provisions require the Company to disclose pro forma net income
(loss) amounts as if compensation expense related to grants of stock options were recognized based on their fair value.

   As permitted under SFAS 123, the Company accounts for its stock compensation arrangements under the provisions of APB Opinion No. 25, Accounting for Stock Issues to Employees (APB 25). Because the exercise price of options granted during 2000 and 1999 equals the fair value of the underlying stock at date of grant and the number of options is fixed, no compensation expense is required under APB 25.

 Income Taxes

   Deferred tax assets and liabilities are determined based on differences between financial reporting and income tax bases of assets and liabilities, as well as net operating loss carryforwards, and are measured using the enacted tax rates and laws that will be in effect when the differences reverse. Deferred tax assets are reduced by a valuation allowance to reflect the uncertainty associated with their ultimate realization.

 Segment Information

   The Company is engaged in the development and commercialization of novel antibiotic drugs. The Company manages its business and operations as one segment. There are no revenues to date for any potential products and the Company's assets are not identifiable to any one potential product.

3. Earnings Per Share

   Basic net income (loss) per share represents net income divided by the weighted average shares of common stock outstanding during the period. Diluted net income (loss) per share includes the effect of all dilutive, potentially issuable common shares using the treasury stock method. The difference between basic and diluted shares used in the computation of net income (loss) per share is as follows:

                                                             Six Months Ended
                                                                 June 30,
                                                            -------------------
                                1998      1999      2000      2000      2001
                              --------- --------- --------- --------- ---------
                                                                (unaudited)
Weighted average number of
 common shares outstanding
 used in computing basic net
 income (loss) per share..... 3,600,000 3,600,000 3,600,000 3,600,000 3,647,993
Effect of dilutive
 securities:
  Convertible Preferred
   Stock.....................       --      7,888   359,885   359,885   359,885
  Warrants...................       --        157     3,961     3,375     6,567
  Options....................       --     67,321   158,315   136,000   226,500
  Restricted stock...........       --        --        --        --    254,567
                              --------- --------- --------- --------- ---------
Weighted average number of
 common shares used in
 diluted net income (loss)
 per share................... 3,600,000 3,675,366 4,122,161 4,099,260 4,495,512
                              ========= ========= ========= ========= =========

                           THE ALTHEXIS COMPANY, INC.

                December 31, 2000 and June 30, 2001 (unaudited)


4. Equipment

   Equipment consists of the following:

                                                              December 31,
                                                           --------------------
                                                             1999       2000
                                                           --------  ----------
   Laboratory equipment................................... $692,220  $1,257,369
   Office and computer equipment..........................  162,771     223,554
                                                           --------  ----------
                                                            854,991   1,480,923
   Less accumulated depreciation..........................  (71,497)   (335,027)
                                                           --------  ----------
                                                           $783,494  $1,145,896
                                                           ========  ==========

5. Lease Commitments

   The Company leases its facility under an operating lease that expires at the end of 2002. The Company also leases certain of its equipment under a noncancelable capital lease that requires the Company obtain a letter of credit to secure the lease obligation. Future minimum lease payments under noncancelable leases as of December 31, 2000 are as follows:

                                                             Capital   Operating
                                                             --------  ---------
     2001................................................... $102,432  $218,400
     2002...................................................   62,316   218,400
                                                             --------  --------
   Total minimum lease payments.............................  164,748  $436,800
                                                                       ========
   Less amounts representing interest.......................  (18,508)
                                                             --------
                                                              146,240
   Less amounts currently due...............................  (86,932)
                                                             --------
                                                             $ 59,308
                                                             ========

   Under the facility lease, the Company is required to pay to the lessor real estate taxes and all related utility expenses. Rent expense amounted to $223,314, $130,298 and $0 in 2000, 1999 and 1998, respectively.

   At June 30, 2001, the Company is committed to purchase $176,000 of laboratory equipment under a capital lease facility.

6. Notes Payable

   In November 1999, the Company entered into a master loan agreement for the purpose of financing the purchase of equipment. In December 1999, an initial loan of $479,198 was obtained through the issuance of a note payable monthly with interest at 12.4% through May 2003. In October 2000, a second note payable was issued for the purchase of equipment totaling $453,283. That note is payable monthly with interest at 12.2% through March 2004. Both notes are secured by the related equipment. Annual maturities of the notes are as follows: $244,643 in 2001, $276,524 in 2002, $211,633 in 2003 and $38,785 in
2004.

7. Collaboration Agreement

   On December 24, 1998, the Company entered into a Collaboration Agreement (the Agreement) with Pliva dd. (Pliva) to combine Pliva's scientific, drug development and financial resources with the Company's

                           THE ALTHEXIS COMPANY, INC.

                December 31, 2000 and June 30, 2001 (unaudited)

unique expertise and experience in SBDD in order to discover, select, develop and commercialize novel antibiotic drugs worldwide. The Company agreed to undertake certain research (the Research Plan) and license the resulting technology to Pliva. Pliva agreed to license certain of its technology to the Company and received the right to commercialize any resulting products. Under the Agreement the Company may receive up to $14.4 million in license fees, research support and milestone payments over the three year term of the Research Plan. The Research Plan may be extended by mutual consent of both parties.

   In January 1999, the Company received a $2,000,000 initial license fee that is being recognized over the Research Plan term as license fees revenue in the accompanying statement of operations. In January 1999, the Company began receiving $7.5 million of research support payments ratably over the term of the Research Plan. In 1999 and 2000 the Company also earned $550,000 and $1,550,000, respectively, in milestone payments that have been reflected as collaborative research revenue in the accompanying statement of operations.

8. Prepaid Expenses and Other Assets

   Prepaid expenses and other assets consist of the following:

                                                                 December 31,
                                                               -----------------
                                                                 1999     2000
                                                               -------- --------
   Rent....................................................... $223,316 $    --
   Software license fees......................................  168,326   63,683
   Research expenses..........................................   54,880   25,000
   Professional fees..........................................   75,194      --
   Insurance..................................................    8,807   13,766
   Taxes......................................................      --    47,437
   Other......................................................   14,722   13,177
                                                               -------- --------
                                                               $545,245 $163,063
                                                               ======== ========

9. Income Taxes

   From inception through December 31, 1998, the Company was taxed under the Partnership provisions of the Internal Revenue Code. As such, the partners of the Company were required to report their respective shares of the Company's taxable loss through that date on their respective income tax returns. Accordingly, no provision for federal or state income taxes has been made in the 1998 financial statements.

   Federal and state income tax expense consisted of the following:

                                                                  1999    2000
                                                                -------- -------
   Current:
     Federal................................................... $ 30,000 $   --
                                                                -------- -------
                                                                  30,000     --
   Deferred:
     Federal...................................................  104,000     --
     State.....................................................   41,000  45,000
                                                                -------- -------
                                                                 145,000  45,000
                                                                -------- -------
                                                                $175,000 $45,000
                                                                ======== =======

                           THE ALTHEXIS COMPANY, INC.

                December 31, 2000 and June 30, 2001 (unaudited)


   Income tax expense differed from the statutory income tax provision as follows:

                                                              1999      2000
                                                            --------  --------
   Statutory provision..................................... $266,983  $152,472
   Nondeductible expenses..................................    6,282     4,800
   Research tax credits....................................  (98,265) (112,272)
                                                            --------  --------
   Income tax expense...................................... $175,000  $ 45,000
                                                            ========  ========

   The significant components of the Company's deferred tax assets and liabilities are as follows:

                                                             December 31,
                                                          --------------------
                                                            1999       2000
                                                          ---------  ---------
   Deferred tax assets:
     Tax credits......................................... $  64,341  $ 271,996
     Organization costs..................................       --      12,907
                                                          ---------  ---------
     Total deferred tax assets...........................    64,431    284,903
   Less valuation allowance..............................   (24,118)   (79,399)
                                                          ---------  ---------
   Net deferred tax assets...............................    40,223    205,504
   Deferred tax liabilities:
     Accrual to cash adjustment..........................  (150,087)  (303,564)
     Accelerated depreciation............................   (35,136)   (91,940)
                                                          ---------  ---------
     Total deferred tax liabilities......................  (185,223)  (395,504)
                                                          ---------  ---------
   Net deferred tax liability............................ $(145,000) $(190,000)
                                                          =========  =========

   Deferred tax accounting requires a valuation allowance to reduce the deferred tax assets reported if, based on the weight of the evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized. After consideration of all the evidence, both positive and negative, management has determined that a $79,399 valuation allowance at December 31, 2000 is necessary to reduce the deferred tax asset related to state tax credits to the amount that will more likely than not be realized. The change in the valuation allowance for the current year is $55,281. At December 31, 2000, the Company has available tax credits of $271,996 which expire in the year 2020.

10. Stockholders' Equity

 Preferred Stock

   Each share of Series A Convertible Preferred Stock is convertible, at the stockholders' option, into Common Stock at the rate then in effect (one to one at December 31, 2000 and December 31, 1999) at any time after the consolidation or merger of the Company with any other company or the sale of substantially all of the assets of the Company. The shares will automatically convert upon the closing of a public offering of the Company's Common Stock under the Securities Act of 1933. The holders of Series A Convertible Preferred Stock are entitled to receive, when and if declared by the Board of Directors, dividends in the same amount per share as would be payable on the number of shares of Common Stock into which the Preferred Stock is then convertible, payable in preference and priority to any payment of any cash dividend on Common Stock. The Series A Convertible Preferred shares are entitled to that number of votes on any matter submitted to the stockholders of the Company equal to the number of shares of Common Stock into which they are convertible.

                           THE ALTHEXIS COMPANY, INC.

                December 31, 2000 and June 30, 2001 (unaudited)

Upon the liquidation of the Company, the holder of each share of Series A Convertible Preferred Stock is entitled, before any distribution or payment is made to the holders of Common Stock, to be paid $3.89 per share plus any declared and unpaid dividends thereon.

 Restricted Stock

   In April 2001, the Company sold 576,065 restricted shares of Common Stock to certain officers for $.50 per share. In connection with the sale, the Company agreed to provide to the officers recourse loans totaling $230,427 and bearing interest at 6% per annum. The Company issued the Common Stock subject to a repurchase option that lapses generally over four years. The loan and related interest, secured by a pledge of the shares issued, will also be forgiven generally over four years so long as the officers remain employed by the Company.

 Shares Reserved for Future Issuance

   At December 31, 2000, the Company has reserved the following shares of common stock for future issuance:

      Stock option plan................................................. 400,000
      Conversion of preferred stock..................................... 359,885
      Warrants..........................................................   6,567
                                                                         -------
                                                                         766,452
                                                                         =======

11. Stock Option Plan

   The Company's 1999 Stock Option Plan (the Plan) provides the opportunity for employees, consultants and advisors to be granted options to purchase, or receive awards of up to 400,000 shares of the Company's common stock. Options granted under the Plan may be "Incentive Stock Options" or "Nonqualified Options" under the applicable provisions of the Internal Revenue Code. Incentive Stock Options are granted only to employees of the Company. Incentive Stock Options granted to employees who own more than 10% of the total combined voting power of all classes of stock will be granted at 110% of the fair market value of the Company's common stock on the date of the grant. Nonqualified Options may be granted to officers, employees, consultants, advisors and directors of the Company. Nonqualified Options may be granted at amounts not less than 50% of the fair market value of the Company's common stock on the date of the grant, as determined by the Board of Directors.

   During 2000 and 1999, the Company granted 90,500 and 136,000 options, respectively, to employees and consultants to purchase shares of the Company's common stock at an exercise price of $.50 per share. These options vest ratably over four years. At December 31, 2000, 24,000 options have vested. No options were vested as of December 31, 1999. The weighted-average fair value of the options granted during 2000 and 1999 was $.13 per share. The fair value for these options was estimated at the date of grant using the Black-Scholes option pricing model. The following weighted-average assumptions were used to determine the fair value for 2000 and 1999: a risk-free interest rate of 6% for 1999 and 5.83% for 2000, an expected dividend yield of 0%, a volatility factor of 0.7 for 1999 and 0.82 for 2000, and a weighted-average expected life of the options of five years.

   The difference between the pro forma net income (loss) as if the Company had used the fair value method of SFAS 123 to account for the stock options issued under the equity incentive plan and the net loss reported in

                           THE ALTHEXIS COMPANY, INC.

                December 31, 2000 and June 30, 2001 (unaudited)

the accompanying statement of operations is immaterial. The effects of applying SFAS 123 are not likely to be representative of the effects on pro forma net income (loss) for future years.

12. Employee Savings Plan

   In 2000, the Company established an employee savings plan, The Althexis Company, Inc. 401(k) Plan. The plan is available to all full-time salaried and nonunion hourly employees. The plan is funded with contributions by participants and the Company. The Company did not make any contributions in 2000.

13. Related-Party Transactions

   Mass Ventures LLC (Mass) is one of the co-founders of the Company. Assuming conversion of all outstanding shares of convertible preferred stock, Mass has a 21.9% ownership interest in the Company at December 31, 2000. During 2000 and 1999, the Company paid Mass $124,369 and $194,293, respectively, for legal, accounting and consulting services.

   Dailey Capital Management LP (Dailey Capital) President, Michael E. Dailey, is one of the co-founders of the Company. Assuming conversion of all outstanding shares of convertible preferred stock, Mr. Dailey has a 17.9% ownership interest in the Company at December 31, 2000. During 2000, the Company paid Dailey Capital $303,659 for consulting services.

14. Subsequent Event

   On July 27, 2001, the Company entered into a merger agreement with Microcide, Inc., a publicly traded biotechnology company. Pending stockholder approval, all outstanding shares of the Company's common and preferred stock will be exchanged for shares of Microcide common stock.

                 ALTHEXIS MANAGEMENT'S DISCUSSION AND ANALYSIS
                OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Overview

   Althexis is a privately held biotechnology company that commenced operations in October 1998. Since inception, Althexis has focused it resources on the research and development of novel anti-infective therapeutics. Althexis has not generated any revenue from product sales and has been dependent primarily upon funding from its three-year collaboration agreement with Pliva Pharmaceuticals, Inc., its private sale of both preferred and common stock, and equipment financing provided by third parties. The Pliva collaboration has provided Althexis substantially all of its revenue to date and has consisted of collaborative research revenue, milestone payments and license fees. Althexis expects its research and development expenses to increase as it expands its existing early stage anti-infective programs. Additionally, Althexis also expects its general and administrative costs to increase in connection with the growth of the business overall. As a result, Althexis expects to incur operating losses in the foreseeable future. Althexis' ability to sustain and expand operations is dependent upon its ability to enter into additional collaboration agreements with corporate partners, obtain additional capital through the sale of its securities and obtain additional financing from third parties. There can be no assurance that Althexis can achieve these objectives. Adequate additional funds may not be available when needed or on terms acceptable to Althexis.

Results of Operations

Comparison of Six Months Ended June 30, 2001 and 2000

   Revenue. Total revenues were $2.0 million and $3.2 million for the six month periods ended June 30, 2001 and 2000, respectively. Substantially all revenues result from Althexis' collaboration agreement with Pliva Pharmaceuticals and consist of milestone payments, collaborative research payments and the amortization of revenue previously deferred in connection with an up-front license fee received by Althexis. The reduction in revenue in 2001 as compared to 2000 is due to a reduction in milestone payments between the periods.

   Research and Development Expenses. Research and development expenses increased by $777,000, or 68%, to $1.9 million for the six-month period ended June 30, 2001, compared to $1.1 million for the comparable period in the prior year. This increase was primarily due to the hiring of additional scientific staff in 2001 as well as the related laboratory supplies and other costs that increase proportionately with staffing levels. Althexis expects research and development expenses to increase significantly over the next several years as it expands its scientific programs.

   General and Administrative Expenses. General and administrative expenses were $662,000 and $657,000 for the six month periods ended June 30, 2001 and 2000, respectively. This increase was the result of increased staffing and related expenses incurred in managing the business. Althexis expects general and administrative expenses to increase in connection with the planned growth of the business.

   Interest Income (Expense) Net. Net interest expense was $17,000 for the six months ended June 30, 2001 as compared to the net interest income of $18,000 for the six months ended June 30, 2000. The change was due to a lower average cash balance available for investment in 2001 and increased interest expense in 2001, in connection with the $453,000 increase in equipment financing in October 2000.

Comparison of Years Ended December 31, 2000 and 1999

   Revenue. Total revenues were $4.8 million and $3.7 million for the years ended December 31, 2000 and 1999, respectively. Substantially all of the revenues were earned in connection with the Pliva collaboration agreement and consist of collaborative research revenue, milestone payments and the release of deferred revenue related to an up-front license fee. The increase in revenues in 2001 was due to a $1.0 million increase in milestone fees earned over the prior year.

   Research and Development Expenses. Research and development expenses were $3.2 million and $2.2 million for the years ended December 31, 2000 and 1999, respectively, representing an increase of 45% or $1.0 million. The increase in costs is primarily related to the increase in scientific staff, as well as related laboratory supply costs. Althexis expects its research and development expenses to increase significantly over the next several years.

   General and Administrative Expenses. General and administrative costs were $1.2 million and $816,000 for the years ended December 31, 2000 and 1999, respectively. The increase in costs in 2000 is primarily attributable to increased staffing and related expenses necessary to manage the expansion of Althexis' operations. Althexis expects that general and administrative expenses will continue to increase over the next several years as Althexis' operations continue to expand.

   Interest Income (Expense,) Net. Interest income, net increased to $53,000 for the year ended December 31, 2000 as compared to $46,000 for the year ended December 31, 1999. The increase in 2000 is due to higher average cash balances available for investment partially offset by increased interest costs related to an additional $453,000 in equipment financing incurred in October 2000.

Comparison of Year Ended December 31, 1999 and the Period October 1, 1998 (Date of Inception) Through December 31, 1998

   Revenue. Total revenues were $3.7 million for the year ended December 31, 1999, all earned in connection with the Pliva collaboration. These revenues consisted of collaborative research revenue, milestone payments and the release of deferred revenue associated with an up-front license fee. There were no revenues earned in 1998.

   Research and Development Expenses. Research and development expenses were $2.2 million for the year ended December 31, 1999, and consist of scientific staffing costs and related expenses as Althexis began the process of hiring its research and development personnel and initiated work on its scientific programs. There were no research and development expenses incurred in 1998 as Althexis' activities in 1998 were focused on general and administrative areas in connection with the start-up.

   General and Administrative Expenses. General and administrative expenses were $816,000 for the year ended December 31, 1999 and $300,000 for the period ended December 31, 1998. The increase was due to the full year of operations as well as additional staff hired and related costs incurred in 1999 to manage the growth of the business.

   Interest Income (Expense,) Net. Interest income, net increased to $46,000 in 1999 over a minor amount in 1998 due to higher average cash balances on hand to invest as well as the full year of operations, offset by the interest cost related to Althexis' $479,000 equipment loan and $251,000 in capital lease obligations incurred in 1999.

Liquidity and Capital Resources

   Althexis has financed its operations from inception through June 30, 2001 primarily through a total of $10.75 million in license fees, collaborative research revenue and milestone payments received in connection with its Pliva collaboration agreement, $1.4 million from the private sale of preferred stock, $271,000 from the private sale of common stock and $1.2 million through equipment financing. Cash and equivalents totaled $1.8 million at June 30, 2001. Althexis believes its existing cash and equivalents will be sufficient to fund its operating expenses, debt obligations and capital requirements through 2001. Althexis' ability to sustain and expand its operations is dependent upon its ability to enter into additional collaboration agreements with corporate partners, obtain additional capital through the sale of its securities and obtain additional financing from third parties. There can be no assurance that Althexis can achieve these objectives. Adequate additional funds may not be available when needed or on terms acceptable to Althexis.

          UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

   The following pro forma condensed combined financial statements reflect the accounting for the merger of California MP Acquisition, a wholly owned subsidiary of Microcide, with and into Althexis in accordance with generally accepted accounting principles. California MP Acquisition is a wholly-owned subsidiary of Microcide. The merger agreement provides that:

  . each outstanding share of preferred and common stock of Althexis will be exchanged for an estimated 1.15 shares of Microcide common stock;

  . each option and warrant to purchase Althexis common stock or Althexis preferred stock will be assumed by Microcide and become an option or warrant, as applicable, to purchase a number of shares of Microcide common stock equal to the number of shares of Althexis stock that the option or warrant was exercisable for immediately prior to the completion of the merger multiplied by an estimated 1.15 exchange ratio.

The unaudited pro forma condensed consolidated financial statements are based upon and should be read in conjunction with the historical financial statements of Microcide included in its report on Form 10-K for the year ended December 31, 2000 and report on Form 10-Q for the quarter ended June 30, 2001, both of which are incorporated by reference herein, and the historical financial statements of Althexis, which are included elsewhere in this proxy statement.

   The unaudited pro forma condensed combined balance sheet as of June 30, 2001, gives effect to the merger of California MP Acquisition with and into Althexis and related transactions as if they occurred on June 30, 2001. The unaudited pro forma condensed combined balance sheet gives effect to the exchange of shares described above and in Note 1 and the $60.0 million equity financing expected to close concurrently with the merger.

   The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2000 and the six months ended June 30, 2001 give effect to the merger of California MP Acquisition with and into Althexis and related transactions as if they had occurred on January 1, 2000. The unaudited pro forma condensed combined statement of operations does not (a) purport to represent what the results of operations actually would have been if the merger of California MP Acquisition with and into Althexis and the other transactions described below had occurred as of the date indicated or what those results will be for any future periods or (b) give effect to certain nonrecurring charges expected to result from the transaction (among other charges, such non-recurring charges include a charge of $13.9 million relating to acquired in-process research and development and a deemed dividend charge amounting to approximately $23.8 million, which would have the effect of increasing net loss attributable to common stockholders).

   The merger of California MP Acquisition with and into Althexis will be accounted for using the purchase method of accounting, with the total acquisition cost allocated to the tangible and intangible assets and liabilities acquired based upon their estimated fair values. The preliminary purchase price allocation is based on an independent third-party valuation which has not yet been finalized and is therefore subject to change. Upon completion of the merger, the amount of purchase price allocated to tangible assets acquired, in-process research and development and liabilities assumed could differ from the amounts and allocation discussed in the Notes to the Unaudited Pro Forma Condensed Combined Financial Statements. Microcide and Althexis are not aware of any significant unrecorded obligations or contingencies that are not included in the accompanying purchase price allocation. However, the final allocation of the purchase price will be made based upon valuations and other studies that have not been completed.

   In addition, Microcide and Althexis expect to incur approximately $1.435 million in costs directly attributable to the merger and the financing. The $1.435 million of transaction costs expected to be incurred have been included in the determination of the preliminary purchase price.

   We expect to incur certain expenses as a result of combining the companies; however, the unaudited pro forma earnings per share data does not reflect any of these anticipated expenses.

                        MICROCIDE PHARMACEUTICALS, INC.

              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

                              As of June 30, 2001
                                 (in thousands)

                         Microcide   Financing  References Microcide   Althexis   Pro Forma  References Pro Forma
                         Historical Adjustments   (Note)   Adjusted   Historical Adjustments   (Note)   Combined
                         ---------- ----------- ---------- ---------  ---------- ----------- ---------- ---------
         ASSETS
         ------

Current assets:
 Cash and cash
  equivalents...........  $  8,342   $ 60,000      (I)     $ 68,342     $1,673                          $ 70,015
 Investments--short
  term..................     2,984                            2,984        150                             3,134
 Receivables, prepaid
  expenses and other
  assets................       848                              848        341                             1,189
                          --------   --------              --------     ------                          --------
   Total current
    assets..............    12,174     60,000                72,174      2,164     $   --                 74,338
Property and equipment,
 net....................     4,755                            4,755      1,265                             6,020
Other assets:
 Deposits and other
  assets................       867                              867         53                               920
 Goodwill and other
  intangibles...........       --                               --         --        4,962       (B)       4,962
                          --------   --------              --------     ------     -------              --------
   Total assets.........  $ 17,796   $ 60,000              $ 77,796     $3,482     $ 4,962              $ 86,240
                          ========   ========              ========     ======     =======              ========

    LIABILITIES AND
  STOCKHOLDERS' EQUITY
  --------------------

Current liabilities:
 Accounts payable.......  $    512                         $    512     $  382                          $    894
 Accrued compensation...     1,038                            1,038                                        1,038
 Other accrued
  liabilities...........     1,236                            1,236        190     $ 1,435       (C)       2,861
 Current portion of
  notes payable.........     1,025                            1,025        257                             1,282
 Current portion of
  debt obligations......       --         --                    --          93         --                     93
 Deferred revenue.......     4,038                            4,038        333                             4,371
                          --------   --------              --------     ------     -------              --------
   Total current
    liabilities.........     7,849                            7,849      1,255       1,435                10,539
Long-term portion of
 notes payable..........       103                              103        393                               496
Long-term portion of
 debt obligations.......       --         --                    --          11         --                     11
Accrued rent............       353                              353                                          353
Redeemable preferred
 stock..................             $ 60,000      (I)       60,000                                       60,000
Stockholders equity:
 Preferred stock........       --                               --       1,400      (1,400)      (A)         --
 Common stock...........    68,897                           68,897         42         (42)      (A)      91,954
                                                                                    23,057       (D)
 Additional paid-in
  capital...............       --      23,800      (G)       23,800        520        (520)      (A)      23,800
 Notes receivable from
  officers..............       --                               --        (231)        --                   (231)
 Deferred stock
  compensation..........      (130)                            (130)                (3,576)      (F)      (3,706)
 Accumulated deficit....   (59,276)  (23,800)      (G)      (83,076)        92         (92)      (A)     (96,976)
                                                                                   (13,900)      (E)
                          --------   --------              --------     ------     -------              --------
   Total stockholders'
    equity..............     9,491        --                  9,491      1,823       3,527                14,841
                          --------   --------              --------     ------     -------              --------
   Total liabilities and
    stockholders'
    equity..............  $ 17,796   $ 60,000              $ 77,796     $3,482     $ 4,962              $ 86,240
                          ========   ========              ========     ======     =======              ========

                        MICROCIDE PHARMACEUTICALS, INC.

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                     For the Six Months Ended June 30, 2001
                     (In thousands, except per share data)

                          Microcide   Althexis   Pro Forma  References Pro Forma
                          Historical Historical Adjustments   (Note)   Combined
                          ---------- ---------- ----------- ---------- ---------
Total revenues..........   $ 4,515     $1,983                           $ 6,498
Operating expenses:
  Research and
   development..........     8,477      1,926                            10,403
  Selling, general and
   administrative.......     2,463        662      $ 447        (F)       3,572
                           -------     ------      -----                -------
    Total operating
     expenses...........    10,940      2,588        447                 13,975
Operating loss..........    (6,425)      (605)      (447)                (7,477)
Other income (expense):
  Interest income, net..       337        (17)                              320
                           -------     ------      -----                -------
    Net income..........   $(6,088)    $ (622)     $(447)               $(7,157)
                           =======     ======      =====                =======
Net loss per share--
 basic and diluted......     (0.53)     (0.17)       --                 $ (0.43)
Shares used in computing
 basic and diluted net
 loss per share.........    11,486      3,648        --                  16,786

                        MICROCIDE PHARMACEUTICALS, INC.

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 2000
                     (In thousands, except per share data)

                         Microcide   Althexis   Pro Forma  References
                         Historical Historical Adjustments  (Notes)   Pro Forma
                         ---------- ---------- ----------- ---------- ---------
Total revenues..........  $  5,864    $4,825                          $ 10,689
Operating expenses:
  Research and
   development..........    16,082     3,182                            19,264
  Selling, general and
   administrative            4,353     1,248      $ 894       (F)        6,495
                          --------    ------      -----               --------
    Total operating
     expenses...........    20,435     4,430        894                 25,759
                          --------    ------      -----               --------
Operating income
 (loss).................   (14,571)      395       (894)               (15,070)
Other income (expense):
  Other income..........     1,110       --         --                   1,110
  Interest income, net..      (251)       53        --                    (198)
                          --------    ------      -----               --------
                               859        53        --                     912
                          --------    ------      -----               --------
Income (loss) before
 income taxes...........   (13,712)      448       (894)               (14,158)
Income tax expense......       --         45        (45)      (H)          --
                          --------    ------      -----               --------
Income (loss) before
 cumulative effect of
 change in accounting
 principle..............   (13,712)      403       (849)               (14,158)
Cumulative effect of
 change in accounting
 principle..............      (233)      --         --                    (233)
                          --------    ------      -----               --------
    Net income (loss)...  $(13,945)   $  403      $(849)              $(14,391)
                          ========    ======      =====               ========
Net income (loss) per
 share:
  --basic...............  $  (1.23)   $ 0.11      $ --                $  (0.86)
  --diluted.............     (1.23)     0.10        --                   (0.86)
Shares used to compute
 net income (loss) per
 share:
  --basic...............    11,320     3,600        --                  16,738
  --diluted.............    11,320     4,122        --                  16,738

              NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED
                              FINANCIAL STATEMENTS

   Pursuant to the merger agreement, California MP Acquisition, a wholly-owned subsidiary of Microcide, will merge with and into Althexis. In connection with the merger, Microcide will issue an estimated 1.15 shares of common stock in exchange for each share of Althexis common and preferred stock outstanding. At the date of the merger agreement, Althexis had 4,181,065 shares of common stock and 359,885 shares of Series A convertible preferred stock issued and outstanding. In addition, as the date of the merger agreement, Althexis had outstanding warrants to purchase 6,567 shares which will be exchanged for warrants to purchase an estimated 7,518 shares of Microcide common stock. Pursuant to the terms of the merger agreement, Microcide will assume all outstanding options and the stock option plan of Althexis. As at the date of the merger agreement, there were 300,000 options outstanding which will be assumed and exercisable for an estimated 343,476 shares of Microcide common stock.

   Microcide's total cost to acquire Althexis is estimated to be $20.9 million, which has been estimated using the closing market price of Microcide's common stock as of July 27, 2001, including approximately $1.435 million of merger related costs.

   The cost to acquire Althexis has been allocated to the assets acquired and liabilities assumed according to their respective fair values, with the excess purchase price being allocated to goodwill. The allocation of the aggregate purchase price is based on management's estimate. A formal valuation analysis for purposes of allocating the fair value of purchased assets and liabilities has not been completed. As such, adjustments to asset values and liabilities in the final allocation may differ significantly from these estimates, which could impact future earnings.

   The estimated purchase cost of Althexis is as follows (in thousands):

     Value of Microcide common stock issued..................          $23,057
     Less: Intrinsic value of unvested options...............    (963)
       Fair value of shares issued to officers subject to
        repurchase ..........................................  (2,613)
                                                               ------
     Deferred compensation...................................           (3,576)
     Estimated transaction costs and expenses................            1,435
                                                                       -------
                                                                       $20,916
                                                                       =======

   The purchase price allocation is as follows (in thousands):

                                                                        Amount
                                                                        -------
     Net tangible assets of Althexis................................... $ 2,054
     Intangible assets acquired:
       In-process research and development.............................  13,900
       Goodwill........................................................   4,962
                                                                        -------
         Total purchase price allocation............................... $20,916
                                                                        =======

   The fair value assigned to purchased in-process research and development was estimated by discounting, to present value, the cash flows expected to result from each Althexis in-process research and development project once it has reached commercial feasibility. In estimating future cash flows, a charge was applied to the cash flows, reflecting other tangible and intangible assets required for the successful development of the product resulting from each purchased in-process research and development project. The discount rates used reflect the stage of completion each project has achieved up to the merger date.

              NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED
                       FINANCIAL STATEMENTS--(Continued)


   Below is a brief description of the in-process research and development projects, including an estimation of when management believes Microcide may realize revenues from the sale of these products in the respective application.

   ACTT (Althexis Calorimetric Target Triage). ACTT is a proprietary technology used to assess the functional activity of proteins that serve as potential drug targets. The technology allows for an accelerated and more efficient assessment and characterization of novel genomic targets, resulting in a more timely approach to discovery of new drugs. Pending completion of improvements to increase throughput and scale, Althexis hopes to provide services to assist other biotech firms in drug discovery, on a commercial basis, beginning in late 2002. The future cost of this program is estimated to be approximately $1.0 million. A discount rate of 35% was utilized in discounting these estimated cash flows.

   Pliva Project. Althexis' current collaboration with PLIVA d.d. has resulted in the selection of a new broad spectrum antibacterial agent. An IND submission is anticipated for early 2002, with product launch expected in 2006-2007, although there can be no assurance that a product will be launched or that the launch will occur within this time period. While PLIVA has certain marketing rights to this product, and is undertaking development in its market territory, Althexis retains development and marketing rights in the Far East. Althexis anticipates it will partner with a new firm for the development and marketing rights in that region.

   The future cost of this program is estimated to be approximately $12 million, a majority of which is anticipated to be reimbursed by the licensing partner. A discount rate of 45% was utilized in discounting these estimated cash flows.

   Narrow Spectrum Antibiotic Project. Althexis has identified a narrow spectrum antibacterial agent that has demonstrated some antimicrobial efficacy in small animal tests. An IND submission is anticipated sometime in 2002, with product launch expected in 2006-2007, although there can be no assurance that a product will be launched or that the launch will occur within this time period. Once the project reaches late clinical stage, it is anticipated a development and marketing partnership will be arranged.

   The future cost of this program is estimated to be approximately $33 million, a majority of which is anticipated to be reimbursed by the licensing partner. A discount rate of 50% was utilized in discounting these estimated cash flows.

   Broad Spectrum Antibiotic Project. A broad spectrum antibiotic targeting an enzyme involved in bacterial protein synthesis is in the compound testing phase. An IND submission is anticipated in 2003, with product launch expected in 2007, although there can be no assurance that a product will be launched or that the launch will occur within this time period. Once the project reaches late clinical stage, it is anticipated a development and marketing partnership will be arranged.

   The future cost of this program is estimated to be approximately $33 million, a majority of which is anticipated to be reimbursed by the licensing partner. A discount rate of 55% was utilized in discounting these estimated cash flows.

   Goodwill represents the excess of the purchase price of an investment in an acquired business over the fair value of the underlying net identifiable assets. In July 2001, the FASB issued Statement of Financial Accounting Standards No. 142 "Goodwill and Other Intangible Assets" or SFAS, No. 142, which directed that goodwill and indefinite lived intangible assets will no longer be amortized but reviewed at least annually for impairment. Separable intangible assets that are not deemed to have an indefinite life will continue to be amortized over their useful lives. The amortization provisions of SFAS No. 142 apply to goodwill and intangible assets acquired after June 30, 2001. Accordingly, the goodwill acquired pursuant to the merger has not been amortized.

                 DESCRIPTION OF PRO FORMA ADJUSTMENTS RECORDED
                       IN PRO FORMA FINANCIAL INFORMATION

(A) To eliminate Althexis' historical equity accounts.

(B) To reflect the goodwill and intangible assets originating from the transaction.

(C) To reflect the estimated direct transaction costs recorded as part of the purchase price.

(D)  To reflect the issuance of Microcide common stock.

(E) To reflect the estimated purchased in-process research and development charge.

(F) To reflect the deferred compensation charges associated with the intrinsic value of unvested options exchanged in the merger and shares held by employees subject to a lapsing right of repurchase and the amortization thereof.

(G) To reflect the deemed dividend relating to the beneficial conversion feature of the convertible redeemable preferred stock.

(H)  To reflect tax benefit of combined losses.

(I) Reflects the receipt of $60.0 million of gross proceeds from the issuance of convertible redeemable preferred stock.

         AMENDMENT TO MICROCIDE'S RESTATED CERTIFICATE OF INCORPORATION

   Pursuant to the provisions of the merger agreement, Microcide will change its name to "Essential Therapeutics, Inc." in connection with the completion of the merger. The Microcide Board believes that the new name more accurately describes the business strategy and operations of the combined company. Pursuant to Microcide's Restated Certificate of Incorporation and Delaware law, Microcide's Restated Certificate of Incorporation cannot be amended without the approval of Microcide's stockholders. This amendment to Microcide's Restated Certificate of Incorporation will only become effective if the merger agreement and the amendment to Microcide's Restated Certificate of Incorporation are approved.

   If the amendment to Microcide's Restated Certificate of Incorporation is approved by Microcide's stockholders, Article I will be amended to read as follows:

   "The name of the Corporation is Essential Therapeutics, Inc."

                  BENEFICIAL SECURITY OWNERSHIP OF MANAGEMENT
                         AND CERTAIN BENEFICIAL OWNERS

   The following table sets forth information known to Microcide with respect to beneficial ownership of its common stock as of July 31, 2001 by the following persons:

  . each stockholder known by Microcide to be the beneficial owner of more than 5% of the common stock;

  .  each current director;

  . Microcide's Chief Executive Officer and each of the other executive officers of Microcide whose total salary and bonus for fiscal year 2000 exceeded $100,000; and

  . all executive officers and directors as a group.

                                                                    Percent
Five Percent Stockholders, Directors and Executive                Beneficially
Officers                                                  Number    Owned(1)
--------------------------------------------------        ------- ------------
BVF Partners L.P. ....................................... 975,007     8.5%
 333 West Wacker Drive, Suite 1600
 Chicago, IL 60606

Liberty Wanger Asset Management, L.P. ................... 823,000     7.1%
 70 West Madison Street, Suite 3300
 Chicago, IL 60602

Keith A. Bostian, Ph.D.(2)............................... 193,433     1.7%

Donald D. Huffman(3).....................................  30,000       *

Daniel L. Kisner, M.D.(4)................................  22,667       *

George H. Miller, Ph.D.(5)............................... 129,432     1.0%

Hugh Y. Rienhoff, Jr., M.D.(6)...........................  17,035       *

James E. Rurka(7)........................................ 435,282     3.6%

John P. Walker(8)........................................  63,833       *

All directors and executive officers as a group (7
 persons)(9)............................................. 890,682     7.7%

--------
 * Less than 1%

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to securities, subject to community property laws, where applicable. Applicable percentage ownership is based on 11,519,313 shares of Common Stock outstanding as of July 31, 2001. Except as otherwise indicated, each individual named has a business address of c/o Microcide Pharmaceuticals, Inc., 850 Maude Avenue, Mountain View, California 94043.

(2) Includes 145,433 shares held by Dr. Bostian, 16,000 shares held by Arthur Weil as Trustee for Dr. Bostian's children with respect to which Dr. Bostian disclaims beneficial ownership, 2,000 shares held by Dr. Bostian as Custodian for Dr. Bostian's children, and 30,000 shares issuable to Dr. Bostian pursuant to options exercisable within 60 days of July 31, 2001. Of the latter, Dr. Bostian disclaims beneficial ownership of 12,794 shares, the beneficial ownership of which has been transferred to his former spouse.

(3) Includes 30,000 shares issuable to Mr. Huffman pursuant to options exercisable within 60 days of July 31, 2001.

(4) Includes 22,667 shares issuable to Dr. Kisner pursuant to options exercisable within 60 days of July 31, 2001.

(5) Includes 16,307 shares held by Dr. Miller and 113,125 shares issuable to Dr. Miller pursuant to options exercisable within 60 days of July 31, 2001.

(6) Includes 35 shares held by Dr. Rienhoff and 17,000 shares issuable to Dr. Rienhoff pursuant to options exercisable within 60 days of July 31, 2001.

(7) Includes 187,365 shares held by Mr. Rurka and 247,917 shares issuable to Mr. Rurka pursuant to options exercisable within 60 days of July 31, 2001.

(8) Includes 15,000 shares held by the Walker Living Trust of which Mr. Walker is a Trustee and 48,833 shares issuable to Mr. Walker pursuant to options exercisable within 60 days of July 31, 2001.

(9) Includes 509,542 shares issuable pursuant to options exercisable within 60 days of July 31, 2001.

                                 OTHER MATTERS

   As of the date of this proxy statement, the Microcide Board knows of no matters that will be presented for consideration at the special meeting other than as described in this proxy statement. If any other matters shall properly come before the special meeting or any adjournment or postponement and be voted upon, the enclosed proxies will be deemed to confer discretionary authority on the individuals named as proxies to vote the shares represented by the proxies as to any other matters. The persons named as proxies intend to vote or not to vote in accordance with the recommendation of the management of Microcide.

                 DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

   Proposals of stockholders of Microcide that are intended to be presented by any stockholders at Microcide's 2002 Annual Meeting of Stockholders must be received by Microcide no later than January 23, 2002 in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting, and in any event, must be received by Microcide no later than April 8, 2002 to be eligible for stockholder action in that meeting.

                      WHERE YOU CAN FIND MORE INFORMATION

   Microcide files annual, quarterly and special reports, proxy statements and other information with the Commission. You may read and copy any reports, statements or other information we file in the Commission's public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the Commission at (800) SEC-0330 for further information on the public reference rooms. Our Commission filings are also available to the public from commercial document retrieval services and at the web site maintained by the Commission at www.sec.gov.

   The Commission allows us to incorporate by reference information into this proxy statement which means that we can disclose important information to you by referring you to another document filed separately with the Commission. The information incorporated by reference is deemed to be a part of this proxy statement, except for any information superseded by information in this proxy statement. This proxy statement incorporates by reference the following documents that we have previously filed with the Commission.

  . Annual Report on Form 10-K/A for the year ended December 31, 2001;

  . Quarterly Report on Form 10-Q for the quarter ended March 31, 2001;

  . Quarterly Report on Form 10-Q for the quarter ended June 30, 2001;

  . Current Report on Form 8-K dated March 23, 2001; and

  . Current Report on Form 8-K dated July 27, 2001.

   We are also incorporating by reference additional documents that we may file with the Commission between the date of this proxy statement and the date of the special meeting.

   If you are a stockholder, we may have sent you some of the documents incorporated by reference, but you can obtain any of them without charge, excluding all exhibits unless we have specifically incorporated by reference an exhibit in this proxy statement. Stockholders may obtain documents incorporated by reference in this proxy statement by requesting them in writing or by telephone from Microcide at 850 Maude Avenue, Mountain View, California 94043,
Telephone: (650) 428-3535. If you would like to request documents from us,
please do so by       , 2001 to receive them before the special meeting.

   You should rely only on the information contained or incorporated by reference in this proxy statement. We have not authorized anyone to provide you with information that is different from what is contained in this proxy
statement. This proxy statement is dated       , 2001. You should not assume
that the information contained in this proxy statement is accurate as of any
date other than       , 2001, and the mailing of this proxy statement to
stockholders shall not create any implication to the contrary.

                                                                      APPENDIX A




================================================================================





                         AGREEMENT AND PLAN OF MERGER

                                 by and among

                       MICROCIDE PHARMACEUTICALS, INC.,

                        CALIFORNIA MP ACQUISITION, INC.

                                      and

                          THE ALTHEXIS COMPANY, INC.





                           Dated as of July 27, 2001





================================================================================

                               TABLE OF EXHIBITS

Exhibit A        Form of Stockholder Support Agreement
Exhibit B        Severance Agreement
Exhibit C        Form of Option Agreement
Exhibit D        First Amended and Restated Executive Stock Purchase Agreement
Exhibit E        Form of Stockholders Agreement
Exhibit F        Form of Note

                         AGREEMENT AND PLAN OF MERGER
                         ----------------------------

     This AGREEMENT AND PLAN OF MERGER is dated as of July 27, 2001 (the "Agreement"), by and among Microcide Pharmaceuticals, Inc., a Delaware
----------
corporation ("Parent"), California MP Acquisition, Inc., a Delaware corporation
              ------
("Sub"), and The Althexis Company, Inc., a Delaware corporation (the "Company").
  ---                                                                 -------

                                   RECITALS:
                                   --------

     A. The Boards of Directors of Parent, Sub and the Company have determined that it is advisable and in the best interests of their respective stockholders for Parent, Sub and the Company to enter into a business combination upon the terms and subject to the conditions set forth herein.

     B. In furtherance of such combination, the Boards of Directors of Parent, Sub and the Company have each approved the merger of Sub with and into the Company (the "Merger"), upon the terms and subject to the conditions set forth
              ------
herein, in accordance with the applicable provisions of the Delaware General Corporation Law (the "DGCL").
                      ----

     C. Parent, Sub and the Company intend, by approving resolutions authorizing this Agreement, to adopt this Agreement as a plan of reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations promulgated thereunder.
              ----

     D. In connection with the execution of this Agreement, (i) stockholders of the Company owning shares of Company Stock (as defined below) representing not less than 51% of the outstanding common stock of the Company shall have executed and delivered to Parent a stockholder support agreement, in the form attached hereto as Exhibit A, (ii) certain employees of the Company shall have entered
          ---------
into severance agreements with Parent in the form attached hereto as Exhibit B,
                                                                     ---------
(iii) the Company and Parent shall have entered into an option agreement in the form attached hereto as Exhibit C pursuant to which the Company shall grant
                        ---------
Parent an option to purchase shares of Company Common Stock (as defined below) under certain circumstances, (iv) the Company and Parent shall have entered into an option agreement in the form attached hereto as Exhibit C pursuant to which
                                                   ---------
Parent shall grant the Company an option to purchase shares of Parent Common Stock (as defined below) under certain circumstances and (v) Parent shall have entered into definitive agreements in form and substance reasonably acceptable to Parent and the Company with regard to the Financing (as defined below).

     E. Pursuant to the Merger, each outstanding share of Company Stock shall be converted solely into the right to receive Parent Common Stock, upon the terms and subject to the conditions set forth herein.

     F. Concurrently with the closing of the transactions contemplated by this Agreement, Parent shall issue and sell shares of Parent Preferred Stock (as defined below) in a private placement for a minimum aggregate purchase price equal to $55.0 million ($55,000,000).

                                   AGREEMENT:
                                   ---------

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, Parent, Sub and the Company hereby agree as follows:

                                   ARTICLE 1
                                  DEFINITIONS

     1.1  Defined Terms.  As used herein, the terms below shall have the
          -------------
following meanings:

          "Actions" has the meaning set forth in Section 3.16.

          "Affiliate" of a Person means any other Person which, directly or indirectly, controls, is controlled by, or is under common control with, such Person. The term "control" (including, with correlative meaning, the terms "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

          "Agreement" has the meaning set forth in the preamble.

          "Ancillary Agreements" means the Severance Agreements, the First Amended and Restated Executive Stock Purchase Agreement, the Stockholders Agreement, the Stockholder Support Agreements, the Option Agreements and all other agreements required hereunder to consummate the Merger.

          "Arbitrable Claim" has the meaning set forth in Section 9.15.

          "Assets" means the right, title and interest of the Company in its properties, assets and rights of any kind, whether tangible or intangible, real or personal, including without limitation the right, title and interest in the following:

          (a)  all Contracts and Contract Rights;

          (b)  all Fixtures and Equipment;

          (c)  all Inventory;

          (d)  all Books and Records;

          (e)  all Proprietary Rights;

          (f)  all Permits;

          (g) all return and other rights under or pursuant to all warranties, representations and guarantees made by suppliers and other third parties in connection with the Assets or services furnished to such Person;

          (h)  all cash, accounts receivable, deposits and prepaid expenses; and

          (i)  all goodwill.

          "Average Parent Common Stock Price" means $4.00 per share (based on the average of the closing prices of Parent Common Stock on the Nasdaq National Market as reported in the Wall Street Journal for the twenty (20) Trading Days ending on June 11, 2001).

          "Balance Sheet" means the balance sheet of the Company as of the Balance Sheet Date.

          "Balance Sheet Date" means May 31, 2001.

          "Benefit Arrangement" means, with respect to any Person, any employment, consulting, severance or other similar contract, arrangement or policy (written or oral) and each plan, arrangement, program, agreement or commitment (written or oral) providing for insurance coverage (including, without limitation, any self-insured arrangements), workers' compensation, disability benefits, supplemental unemployment benefits, vacation benefits, retirement benefits, life, health or accident benefits (including, without limitation, any "voluntary employees' beneficiary association" as defined in
Section 501(c)(9) of the Code providing for the same or other benefits) or for deferred compensation, profit-sharing, bonuses, stock options, stock appreciation rights, stock purchases or other forms of incentive compensation or post-retirement insurance, compensation or benefits which (a) is not a Welfare Plan, Pension Plan or Multiemployer Plan, (b) is entered into, maintained, contributed to or required to be contributed to, as the case may be, by such Person or any ERISA Affiliate or under which such Person or any ERISA Affiliate may incur any liability, and (c) covers any employee or former employee of such Person or any ERISA Affiliate (with respect to their relationship with such any entity).

          "Books and Records" means (a) all product, business and marketing plans, sales and promotional literature and artwork relating to the Assets or the Business, (b) all books, records, lists, ledgers, financial data, files, reports, product and design manuals, plans, drawings, technical manuals and operating records of every kind relating to the Assets or the Business (including records and lists of customers, distributors, suppliers and personnel) and (c) all telephone and fax numbers used in the Business, in each case whether maintained as hard copy or stored in computer memory and whether owned by the Company or its Affiliates.

          "Business" means the discovery, development and commercialization of new medicines to treat human diseases by the Company and all other business and operations of the Company.

          "Certificate of Merger" has the meaning set forth in Section 2.2.

          "Certificates" means certificates which immediately prior to the Effective Time represented outstanding shares of Company Stock.

          "Closing" has the meaning set forth in Section 2.1(b).

          "Closing Date" means the date of the Closing.

          "Code" has the meaning set forth in the recitals.

          "Company" has the meaning set forth in the preamble.

          "Company Closing Certificate" has the meaning set forth in Section
7.1.

          "Company Common Stock" means the common stock, par value $0.01 per share of the Company.

          "Company Disclosure Schedules"  has the meaning set forth in Article
3.

          "Company Material Adverse Effect" or "Company Material Adverse Change" means a Material Adverse Effect with respect to the Company; provided, however, that this definition shall exclude (i) the effect of changes in national economic conditions or industry conditions generally or (ii) the effect of a decrease in (a) the amount of cash on hand held by the Company or (b) revenues generated by the Company, in the case of each of (a) and (b) in excess of any decrease reflected in the written financial information prepared by the Company and provided to Parent prior to the date hereof.

          "Company Options" means options to purchase shares of Company Stock issued by the Company (including, but not limited to, options issued to employees of the Company); provided, however, "Company Options" shall not include the option to purchase shares of Company Stock granted to Parent by the Company under the Option Agreement.

          "Company Preferred Stock" means the preferred stock, par value $0.01 per share, of the Company.

          "Company Proprietary Right" shall mean any Proprietary Right that is
(i) owned by, (ii) licensed to or (iii) was developed or created by or for the Company.

          "Company Registered Proprietary Rights" means all Registered Proprietary Rights owned by, filed in the name of, assigned to or applied for by, the Company.

          "Company Stock" means the Company Common Stock and the Company Preferred Stock.

          "Company Stock Plans" means the Company's 1999 Stock Option Plan.

          "Company Warrants" means warrants to purchase shares of Company Stock.

          "Confidentiality Agreement" has the meaning set forth in Section 5.15.

          "Consents" means any and all Permits and any and all consents, approvals or waivers from third parties that are required for the consummation of the transactions contemplated by this Agreement.

          "Contract Rights" means all rights and obligations under the Contracts.

          "Contracts" means, with respect to any Person, all agreements, contracts, leases (whether for real or personal property), purchase orders, undertakings, covenants not to compete, employment agreements, confidentiality agreements, licenses, instruments, obligations and commitments to which such Person is a party or by which such Person or any of such Person's assets (including, in the case of the Company, the Assets) are bound or affected, whether written or oral.

          "Court Order" means any judgment, decision, consent decree, injunction, ruling or order of any foreign, federal, state or local court or governmental agency, department or authority that is binding on any Person or its property under applicable law.

          "Default" means (a) a breach of or default under any Contract, (b) the occurrence of an event that with the passage of time or the giving of notice or both would constitute a breach of or default under any Contract or (c) the occurrence of an event that with or without the passage of time or the giving of notice or both would give rise to a right of termination, renegotiation or acceleration under any Contract.

          "DGCL" has the meaning set forth in the recitals.

          "Effective Period" has the meaning set forth in Section 2.13(a).

          "Effective Time" has the meaning set forth in Section 2.2.

          "Employee Plans" means, with respect to any Person, all Benefit Arrangements, Multiemployer Plans, Pension Plans and Welfare Plans of such Person.

          "Employees" means, with respect to any Person, all officers and directors of such Person and all other Persons employed by such Person on a full or part-time basis together with all Persons retained as "independent contractors" as of the relevant date.

          "Encumbrance" means any claim, lien, pledge, option, charge, easement, tax assessment, security interest, deed of trust, mortgage, right-of-way, encroachment, building or use restriction, conditional sales agreement, encumbrance or other right of third parties, whether voluntarily incurred or arising by operation of law, and includes any agreement to give any of the foregoing in the future, and any contingent sale or other title retention agreement or lease in the nature thereof.

          "Environmental Claims" means all notices of violation, liens, claims, demands, suits, or causes of action for any damage, including, without limitation, personal injury, property damage (including, without limitation, any depreciation or diminution of property values), lost use of property or consequential damages, arising directly or indirectly out of Environmental Conditions or Environmental Laws. By way of example only (and not by way of limitation), Environmental Claims include (i) violations of or obligations under any contract related to Environmental Laws or Environmental Conditions between the Company and any other person, (ii) actual or threatened damages to natural resources, (iii) claims for nuisance or its statutory equivalent, (iv) claims for the recovery of response costs, or administrative or judicial orders directing the performance of investigations, responses or remedial actions under any Environmental Laws, (v) requirements to implement "corrective action" pursuant to any order or permit issued pursuant to the Resource Conservation and Recovery Act, as amended, or similar provisions of applicable state law, (vi) claims related to Environmental Laws or Environmental Conditions for restitution, contribution, or indemnity, (vii) fines, penalties or liens of any kind against property related to Environmental Laws or Environmental Conditions, (viii) claims related to Environmental Laws or Environmental Conditions for injunctive relief or other orders or notices of violation from federal, state or local agencies or courts, and (ix) with regard to any present or former employees, claims relating to exposure to or injury from Environmental Conditions.

          "Environmental Conditions" means the state of the environment, including natural resources (e.g., flora and fauna), soil, surface water, ground water, any present or potential drinking water supply, subsurface strata or ambient air, relating to or arising out of the use, handling, storage, treatment, recycling, generation, transportation, release, spilling, leaking, pumping, pouring, emptying, discharging, injecting, escaping, leaching, disposal, dumping or threatened release of Hazardous Substances by the Company or any of its predecessors or successors in interest, or by its respective agents, representatives, employees or independent contractors when acting in such capacity on behalf of the Company. With respect to Environmental Claims by third parties, Environmental Conditions also include the exposure of persons to Hazardous Substances at the work place or the exposure of persons or property to Hazardous Substances migrating from or otherwise emanating from or located on property owned or occupied by the Company.

          "Environmental Laws" means all applicable federal, state, district and local laws, all rules or regulations promulgated thereunder, and all orders, consent orders, judgments, notices, permits or demand letters issued, promulgated or entered pursuant thereto, relating to pollution or protection of the environment (including, without limitation, ambient air, surface water, ground water, land surface, or subsurface strata), including, without limitation, (i) laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, industrial materials, wastes or other substances into the environment and (ii) laws relating to the identification, generation, manufacture, processing, distribution, use, treatment, storage, disposal, recovery, transport or other handling of pollutants, contaminants, chemicals, industrial materials, wastes or other substances. Environmental Laws shall include, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), the Toxic Substances Control Act, as amended, the Hazardous
          ------
Materials Transportation Act, as amended, the Resource Conservation and Recovery Act, as amended ("RCRA"), the Clean Water Act, as amended, the Safe Drinking
                  ----
Water Act, as amended, the Clean Air Act, as amended, the Occupational Safety and Health Act, as amended, and all analogous laws promulgated or issued by any state or other Governmental Authority.

          "Environmental Reports" means any and all written analyses, summaries or explanations, in the possession or control of the Company, prepared for the purpose of analyzing or assessing (a) any Environmental Conditions in, on or about the properties of the Company or (b) the Company's compliance with Environmental Laws.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

          "ERISA Affiliate" means, with respect to any Person, any entity which is (or at any relevant time was) a member of a "controlled group of corporations" with, under "common control" with, or a member of an "affiliated service group" with, or otherwise required to be aggregated with, such Person as set forth in Section 414(b), (c), (m) or (o) of the Code.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Exchange Ratio" means the result of dividing (i) the Merger Shares by
(ii) the Number of Company Securities issued and outstanding immediately prior to the Effective Time.

          "Facilities" means all plants, offices, manufacturing facilities, stores, warehouses, administration buildings and all real property and related facilities leased by the Company, all as identified or listed on Schedule
                                                                 --------
3.8(c).
------

          "Financing" means the sale and issuance of convertible preferred stock of the Parent to certain investors for an aggregate purchase price of at least $55.0 million ($55,000,000) on terms mutually agreeable with the investors, Parent and the Company, the closing of which shall occur concurrently with the Closing of the Merger.

          "Financial Statements" means (a) the balance sheets of the Company (or its predecessor, as the case may be) as of May 31, 2001 and the related statements of income, changes in stockholders' equity and cash flows, of the Company for the five-month period ended May 31, 2001.

          "First Amended and Restated Executive Stock Purchase Agreement" means the First Amended and Restated Executive Stock Purchase Agreement to be entered into as of the Effective Time by and among Parent, Mark B. Skaletsky and the Company, in the form attached hereto as Exhibit D.
                                        ---------

          "Fixtures and Equipment" means all of the furniture, fixtures, furnishings, machinery, computer hardware, and other tangible personal property owned by the Company, wherever located.

          "Funded Debt Adjustment" means (i) the Funded Debt of the Company as of the Effective Time as set forth in the Funded Debt Notice minus (ii) $965,000, provided that if the Funded Debt of the Company as of the Effective Time is less than $965,000 then the Funded Debt Adjustment shall be zero.

          "Funded Debt Notice" has the meaning set forth in Section 2.11.

          "Funded Debt of the Company" means, without duplication, (a) all obligations of the Company for borrowed money including, without limitation, all obligations for accrued and unpaid interest thereon and any pre-payment premiums or penalties (and associated expenses) with respect thereto, (b) any reimbursement obligations of the Company in respect of any letters of credit,
(c) any capitalized lease obligations of the Company (as determined in accordance with GAAP), and (d) all guarantees issued by the Company in respect of any obligations of any other Person (other than the Company) of the type described in clauses (a) through (c) above, all of which shall constitute obligations of the Company at Closing, but shall not include any indebtedness incurred by the Company pursuant to the bridge financing contemplated by Section 5.18.

          "GAAP" means generally accepted accounting principles as applied in the United States.

          "Hazardous Substances" means all pollutants, contaminants, chemicals, wastes, and any other carcinogenic, ignitable, corrosive, reactive, toxic or otherwise hazardous substances or materials (whether solids, liquids or gases) subject to regulation, control or remediation under Environmental Laws. By way of example only, the term Hazardous Substances includes petroleum, urea formaldehyde, flammable, explosive and radioactive materials, PCBs, pesticides, herbicides, asbestos, sludge, slag, acids, metals, solvents and waste waters.

          "Holder Inclusion Notice" has the meaning set forth in Section
2.13(a).

          "HSR Act" means the Hart Scott Rodino Antitrust Improvements Act of 1976, as amended.

          "Incidental Shares" has the meaning set forth in Section 2.13(a).

          "Inventory" means all merchandise owned and intended for resale.

          "JAMS" has the meaning set forth in Section 9.15.

          "knowledge" when used to qualify a representation or warranty in this Agreement, means that where a representation or warranty is made to a Person's knowledge, or with a similar qualification, such Person will be deemed to have knowledge of any matter with respect to which any executive officer or director of such Person has actual knowledge or would have knowledge after conducting a reasonable investigation.

          "Liability" means any direct or indirect liability, indebtedness, obligation, commitment, expense, claim, deficiency, guaranty or endorsement of or by any Person of any type, whether accrued, absolute, contingent, matured, unmatured, liquidated, unliquidated, known or unknown.

          "License" means any Contract that grants a Person the right to use any Proprietary Right, including, without limitation, any covenants not to sue with respect to any Proprietary Right.

          "Lease" means a real property lease or a personal property lease, as applicable.

          "Leased Property" has the meaning set forth in Section 3.8(c).

          "Material Adverse Effect" or "Material Adverse Change" or a similar phrase means, with respect to any Person, (a) any material adverse effect on or change with respect to (i) the business, operations, assets (taken as a whole), liabilities (taken as a whole), condition (financial or otherwise) or results of operations, of such Person and its subsidiaries, taken as a whole, or (ii) the right or ability of such Person to consummate any of the transactions contemplated hereby or (b) any event or condition which, with the passage of time, the giving or receipt of notice or the occurrence or nonoccurrence of any other circumstance, action or event, would reasonably be expected to constitute a "Material Adverse Effect" on or "Material Adverse Change" with respect to such Person.

          "Merger" has the meaning set forth in the preamble.

          "Merger Common Shares" has the meaning set forth in Section 2.13(a).

          "Merger Consideration" means $22.2 million ($22,200,000) less the Funded Debt Adjustment.

          "Merger Shares" means that number of shares of Parent Common Stock equal to the quotient of the Merger Consideration divided by the Average Parent Common Stock Price.

          "Multiemployer Plan" means, with respect to any Person, any "multiemployer plan," as defined in Section 4001(a)(3) or 3(37) of ERISA, which
(a) such Person or any ERISA Affiliate maintains, administers, contributes to or is required to contribute to, or, after September 25, 1980, maintained, administered, contributed to or was required to contribute to, or under which such Person or any ERISA Affiliate may incur any liability and (b) covers any employee or former employee of such Person or any ERISA Affiliate (with respect to their relationship with any such entity).

          "Note" has the meaning set forth in Section 5.18.

          "Number of Company Securities" means the sum of (i) the number of shares of Company Common Stock, (ii) the number of shares of Company Preferred Stock, (iii) the number of Company Options, (iv) the number of Company Warrants,
(v) any other securities convertible into or otherwise exercisable or exchangeable for Company Common Stock, Company Preferred Stock, Company Options or Company Warrants (assuming, in the case of clauses (ii), (iii), (iv) and (v), the conversion, exercise or exchange of such securities for Company Common Stock) and (vi) all other capital stock of any class or series of the Company and all rights to acquire any such capital stock; provided, however, "Number of Company Securities" shall not include any shares subject to the option to purchase shares of Company Stock granted to Parent by the Company under the Option Agreement.

          "Option Agreement" means an Option Agreement in the form attached hereto as Exhibit C, dated the date hereof, and executed and delivered between
          ---------
Parent and the Company.

          "Parent" has the meaning set forth in the preamble.

          "Parent Common Stock" means the common stock, par value $0.001 per share, of Parent.

          "Parent Closing Certificate" has the meaning set forth in Section 6.1.

          "Parent Disclosure Schedules" has the meaning set forth in Article 4.

          "Parent Material Adverse Effect" means a Material Adverse Effect with respect to Parent; provided, however, that a Parent Material Adverse Effect shall not include any adverse effect following the date of this Agreement which is solely attributable to (i) the announcement of the transactions contemplated by this Agreement or the Financing (other than the termination by the R.W. Johnson Pharmaceutical Research Institute of its Research and License Agreement with Parent pursuant to the terms thereof) or (ii) changes in national economic conditions or industry conditions generally.

          "Parent Options" means options to purchase shares of Parent Common Stock issued by the Parent (including, but not limited to, options issued to employees of the Company).

          "Parent Preferred Stock" means the preferred stock, par value $0.001 per share, of Parent.

          "Parent Proprietary Right" shall mean any Proprietary Right that is
(i) owned by, (ii) licensed to or (iii) was developed or created by or for Parent.

          "Parent SEC Documents" has the meaning set forth in Section 4.5.

          "Pension Plan" means, with respect to any Person, any "employee pension benefit plan" as defined in Section 3(2) of ERISA (other than a Multiemployer Plan) which (a) such Person or any ERISA Affiliate maintains, administers, contributes to or is required to contribute to, or, within the five
(5) years prior to the Closing Date, maintained, administered, contributed to or was required to contribute to, or under which such Person or any ERISA Affiliate may incur any liability (including, without limitation, any contingent liability) and (b) covers any employee or former employee of such Person or any ERISA Affiliate (with respect to their relationship with any such entity).

          "Permitted Encumbrances" means (a) statutory liens of landlords, liens of carriers, warehousepersons, mechanics and materialpersons incurred in the ordinary course of business for sums (i) not yet due and payable, or (ii) being contested in good faith, if, in either such case, an adequate reserve, shall have been made therefor in such Person's financial statements, (b) liens incurred or deposits made in connection with workers' compensation, unemployment insurance and other similar types of social security programs or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, performance and return of money bonds and similar obligations, in each case in the ordinary course of business, consistent with past practice, (c) easements, rights-of-way, restrictions and other similar charges or encumbrances, in each case, which do not interfere with the ordinary conduct of business of the Company and do not materially detract from the value of the property upon which such encumbrance exists, (d) liens securing taxes, assessments and governmental charges not yet delinquent, (e) such imperfections of title, easements, encumbrances or restrictions which do not materially impair the current use by the Company of the Assets subject thereto or the Company's ability to sell or transfer such Assets without discharging any obligation, (f) purchase money security interests incurred in the ordinary course of business and consistent with past practice, and (g) liens related to leased furniture and equipment.

          "Permits" means all licenses, permits, franchises, approvals, authorizations, consents or orders of, or filings with, any governmental authority, whether foreign, federal, state or local, necessary or desirable for the past, present or anticipated conduct or operation of the Business or ownership of the Assets.

          "Person" means any person or entity, whether an individual, trustee, corporation, limited liability company, general partnership, limited partnership, trust, unincorporated organization, business association, firm, joint venture, governmental agency or authority or any similar entity.

          "Piggyback Notice" has the meaning set forth in Section 2.13(a).

          "Proposed Acquisition Transaction" has the meaning set forth in
Section 5.6.

          "Proprietary Rights" means all (a) U.S. and foreign patents, patent applications, patent disclosures and improvements thereto, including petty patents and utility models and applications therefor, (b) U.S. and foreign trademarks, service marks, trade dress, logos, trade names and corporate names and the goodwill associated therewith and registrations and applications for registration thereof, (c) U.S. and foreign copyrights and registrations and applications for registration thereof, (d) U.S. and foreign mask work rights and registrations and applications for registration thereof, (e) Trade Secrets, (f) URL registrations, (g) other proprietary rights, (h) copies and tangible embodiments thereof (in whatever form or medium) and (i) licenses granting any rights with respect to any of the foregoing.

          "Qualified Holders" has the meaning set forth in Section 2.13(a).

          "Registered Proprietary Rights" shall mean all United States, international and foreign: (i) issued patents and patent applications (including provisional applications), (ii) registered trademarks and servicemarks, applications to register trademarks and servicemarks, intent-to-use applications, other registrations or applications to trademarks or servicemarks,
(iii) registered copyrights and applications for copyright registration, (iv) any mask work registrations and applications to register mask works, and (v) any other Proprietary Right that is the subject of an application, certificate, filing, registration or other document issued by, filed with, or recorded by, any state, government or other public legal authority.

          "Registering Stockholders" has the meaning set forth in Section
2.13(a).

          "Regulations" means any laws, statutes, ordinances, regulations, rules, notice requirements, court decisions, agency guidelines, and orders of any foreign, federal, state or local government and any other governmental department or agency, including without limitation energy, motor vehicle safety, public utility, zoning, building and health codes, Environmental Laws, occupational safety and health and laws respecting employment practices, employee documentation, terms and conditions of employment and wages and hours.

          "Related Party" means (i) any of the Company's officers, directors and stockholders, and any officers, directors, partners, associates or relatives of such officers, directors and stockholders, (ii) any Person in which the Company or any stockholder of the

Company or any Affiliate, associate or relative of any such Person has any direct or indirect interest, and (iii) any direct or indirect trustee or beneficiary of any stockholder of the Company.

          "Representative" of any Person means any officer, director, principal, attorney, accountant, agent, employee or other representative of such Person.

          "SEC" means the Securities and Exchange Commission.

          "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

          "Severance Agreements" means the Severance Agreements to be entered into by and between Parent and each of Mark B. Skaletsky, Paul Mellett, Manuel Navia and Patrick Connelly, contemporaneously with the execution of this Agreement to become effective at the Effective Time, in the form attached hereto as Exhibit B.
   ---------

          "Stockholder" means each holder of an equity security of the Company at the Effective Time.

          "Stockholders Agreement" means the Stockholders Agreement to be entered into as of the Effective Time by and among Parent, Manuel Navia, Patrick Connelly, Mass Ventures LLC, Michael Dailey, Mark B. Skaletsky and Paul Mellett, in the form attached hereto as Exhibit E.
                               ---------

          "Stockholder Registration Statement" has the meaning set forth in
Section 2.13(a).

          "Stockholder Support Agreement" means a Stockholder Support Agreement in the form attached hereto as Exhibit A.
                               ---------

          "Sub" has the meaning set forth in the preamble.

          "Surviving Corporation" has the meaning set forth in Section 2.1(a).

          "Suspension Period" has the meaning set forth in Section 2.13(b).

          "Takeover Statute" means a "fair price," "moratorium," "control share acquisition" or other similar antitakeover statute or regulation enacted under state or federal laws in the United States.

          "Tax Return" means any report, return, document, declaration or other information or filing required to be supplied to any taxing authority or jurisdiction (foreign or domestic) including information returns, and any documents with respect to or accompanying requests for the extension of time in which to file any such report, return, document, declaration or other information.

          "Taxes" means any and all taxes, charges, fees, levies or other assessments, including income, gross receipts, estimated, excise, value-added, real or personal property, sales, withholding, social security, retirement, unemployment, disability occupation, worker's compensation, use, service, license, utility, net worth, payroll, ad volarem, franchise and transfer and recording, imposed by the Internal Revenue Service or any taxing authority or jurisdiction (whether domestic or foreign, including any federal, state, county, local or foreign government or any subdivision or taxing agency thereof (including a U.S. possession)), whether computed on a separate, consolidated, unitary, combined or any other basis and whether disputed or not; and such term shall include any interest whether paid or received, fines, penalties or additional amounts attributable to, or imposed upon, or with respect to, any such taxes, charges, fees, levies or other assessments.

          "Trade Secrets" means all trade secrets and confidential business information (including ideas, formulas, compositions, inventions (whether patentable or unpatentable and whether or not reduced to practice), know-how, research and development information, software, drawings, specifications, designs, plans, proposals, technical data, copyrightable works, financial, marketing and business data, pricing and cost information, business and marketing plans marketing mailing and e-mail lists, and customer and supplier mailing and e-mail lists and information).

          "Trading Day" means any day on which the Nasdaq National Market is open and available for at least five (5) hours for the trading of securities.

          "Transfer Agent" has the meaning set forth in Section 2.10.

          "Welfare Plan" means, with respect to any Person, any "employee welfare benefit plan" as defined in Section 3(1) of ERISA, which (a) such Person or any ERISA Affiliate maintains, administers, contributes to or is required to contribute to, or under which such Person or any ERISA Affiliate may incur any liability and (b) covers any employee or former employee of such Person or any ERISA Affiliate (with respect to their relationship with any such entity).

     1.2  Interpretation Provisions.
          -------------------------

          (a) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement, and article, section, schedule and exhibit references are to this Agreement unless otherwise specified. The meaning of defined terms shall be equally applicable to the singular and plural forms of the defined terms. The terms "include" and "including" are not limiting and mean "including without limitation."

          (b) References to agreements and other documents shall be deemed to include all subsequent amendments and other modifications thereto.

          (c) References to statutes shall include all regulations promulgated thereunder and references to statutes or regulations shall be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation.

          (d) The captions and headings of this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

          (e) The parties participated jointly in the negotiation and drafting of this Agreement and the language used in this Agreement shall be deemed to be the language chosen by the parties to express their mutual intent. If an ambiguity or question of intent or interpretation arises, then this Agreement will accordingly be construed as drafted jointly by the parties to this Agreement, and no presumption or burden of proof will arise favoring or disfavoring any party to this Agreement by virtue of the authorship of any of the provisions of this Agreement.

          (f) The schedules and exhibits to this Agreement are a material part hereof and shall be treated as if fully incorporated into the body of the Agreement.

                                   ARTICLE 2
                                  THE MERGER

     2.1  The Merger.
          ----------

          (a)  Effective Time.  At the Effective Time (as defined in Section 2.2
               --------------
hereof), and upon the terms and subject to the conditions of this Agreement and the DGCL, Sub shall be merged with and into the Company, the separate corporate existence of Sub shall cease, and the Company shall continue as the surviving corporation. The Company, as the surviving corporation after the Merger, is hereinafter sometimes referred to as the "Surviving Corporation."
                                          ---------------------

          (b)  Closing.  Unless this Agreement shall have been terminated
               -------
pursuant to Section 9.1, and subject to the satisfaction (or to the extent permitted, the waiver) of the conditions set forth in Articles 6 and 7, the closing of the transactions contemplated by this Agreement (the "Closing") shall
                                                                 -------
take place (i) at the offices of Latham & Watkins located at 135 Commonwealth Drive, Menlo Park, California 94025, as promptly as practicable (and in any event within three (3) business days) after satisfaction (or to the extent permitted, the waiver) of the conditions set forth in Articles 6 and 7 or (ii) at such other time, date or place as Parent and the Company may mutually agree.

     2.2  Effective Time.  As promptly as practicable after the satisfaction (or
          --------------
to the extent permitted, the waiver) of the conditions set forth in Articles 6 and 7, and provided that this Agreement has not been terminated pursuant to
Section 9.1, the parties hereto shall cause the Merger to be consummated by executing and filing a certificate of merger as contemplated by the DGCL (the "Certificate of Merger"), with the Secretary of State of Delaware as provided in
 ---------------------
Section 251 of the DGCL. The Merger shall be effective at the time indicated in such Certificate of Merger (the "Effective Time").
                                 --------------

     2.3  Effect of the Merger.  At the Effective Time, the effect of the Merger
          --------------------
shall be as provided in this Agreement, the Certificate of Merger and the applicable provisions of the DGCL.

     2.4  Certificate of Incorporation; Bylaws.
          ------------------------------------

          (a)  Certificate of Incorporation.  At the Effective Time, the
               ----------------------------
Certificate of Incorporation of Sub as in effect immediately prior to the Effective Time shall be the Certificate of Incorporation of the Surviving Corporation, until duly amended in accordance with applicable law.

          (b)  Bylaws.  At the Effective Time, the Bylaws of Sub, as in effect
               ------
immediately prior to the Effective Time, shall be the Bylaws of the Surviving Corporation until thereafter duly amended in accordance with applicable law, the Certificate of Incorporation of the Surviving Corporation and such Bylaws.

     2.5  Directors and Officers. The directors of Sub immediately prior to the
          ----------------------
Effective Time shall be the initial directors of the Surviving Corporation, each to hold office in accordance with the Certificate of Incorporation and Bylaws of the Surviving Corporation, and the officers of the Company immediately prior to the Effective Time shall be the initial officers of the Surviving Corporation, in each case until their respective successors are duly elected or appointed and qualified in the manner provided in the Certificate of Incorporation and Bylaws of the Surviving Corporation and in accordance with applicable law.

     2.6  Conversion of Securities.  At the Effective Time, by virtue of the
          ------------------------
Merger and without any further action on the part of Parent, Sub or the Company:

          (a)  Company Stock.  Subject to Sections 2.6(h) and 2.7, each share of
               -------------
Company Stock issued and outstanding immediately prior to the Effective Time shall be converted into the right to receive, and become exchangeable for, such number of shares of validly issued, fully paid and nonassessable Parent Common Stock as equals the Exchange Ratio.

          (b)  Shares of Parent Common Stock Issuable.  The number of shares of
               --------------------------------------
Parent Common Stock to be issued in connection with the Merger in exchange for the acquisition by Parent of all outstanding shares of Company Stock, all outstanding Company Options and Company Warrants and all other capital stock of any class or series, and all rights to acquire any such capital stock, shall not under any circumstances exceed the number of Merger Shares.

          (c)  Sub Stock.  Each share of common stock, par value $0.001 per
               ---------
share, of Sub issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, automatically be converted into and thereafter represent one (1) validly issued, fully paid and nonassessable common share, par value $0.001 per share, of the Surviving Corporation, so that thereafter Parent will be the sole and exclusive owner of the capital stock of the Surviving Corporation.

          (d)  Cancellation.  Each share of Company Stock held in the treasury
               ------------
of the Company immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, automatically cease to be outstanding, be canceled and retired without payment of any consideration therefor and cease to exist.

          (e)  Company Warrants.  Each unexpired and unexercised Company Warrant
               ----------------
issued and outstanding immediately prior to the Effective Time shall be assumed by Parent. Each Company Warrant so assumed by Parent shall continue to have, and be subject to, the same terms and conditions as were applicable to such Company Warrant immediately prior to the Effective Time, provided that (i) such Company Warrant shall be exercisable for that number of whole shares of Parent Common Stock equal to the product of the number of shares of Company

Stock that were issuable upon exercise of such Company Warrant immediately prior to the Effective Time multiplied by the Exchange Ratio (rounded down to the nearest whole number of shares of Parent Common Stock) and (ii) the per share exercise price for the Parent Common Stock issuable upon exercise of such assumed Company Warrant shall be equal to the quotient determined by dividing the exercise price per share of Company Stock at which such Company Warrant was exercisable immediately prior to the Effective Time by the Exchange Ratio (rounded up to the nearest whole cent).

     (f)  Company Options and Company Stock Plans. All unexpired and unexercised
          ---------------------------------------
Company Options then outstanding, whether vested or unvested, together with each Company Stock Plan, shall be assumed by Parent in accordance with the provisions described below.

          (i) At the Effective Time, each unexpired and unexercised Company Option then outstanding, whether vested or unvested, shall be, in connection with the Merger, assumed by Parent, together with each Company Stock Plan. Each Company Option so assumed by Parent under this Agreement shall continue to have, and be subject to, the same terms and conditions as were applicable to such Company Option immediately prior to the Effective Time (including, but not limited to, any repurchase rights or vesting provisions), provided that (x) such Company Option shall be exercisable for that number of whole shares of Parent Common Stock equal to the product of the number of shares of Company Stock that were issuable upon exercise of such Company Option immediately prior to the Effective Time multiplied by the Exchange Ratio (rounded down to the nearest whole number of shares of Parent Common Stock) and (y) the per share exercise price for the Parent Common Stock issuable upon exercise of such assumed Company Option shall be equal to the quotient determined by dividing the exercise price per share of Company Stock at which such Company Option was exercisable immediately prior to the Effective Time by the Exchange Ratio (rounded up to the nearest whole cent).

          (ii) It is the intention of the parties that the Company Options assumed by Parent shall qualify following the Effective Time as "incentive stock options" (as defined in Section 422 of the Code) to the same extent the Company Options qualified as incentive stock options immediately prior to the Effective Time and the provisions of this Section 2.6(f) shall be applied consistent with this intent. Following the Effective Time, Parent shall use its commercially reasonable best efforts not to take any actions that would jeopardize the treatment as incentive stock options of any such Company Options that qualified as incentive stock options immediately prior to the Effective Time.

          (iii) Promptly following the Effective Time, Parent will issue to each holder of an unexpired and unexercised Company Option an instrument evidencing the foregoing assumption of such Company Option by Parent.

          (iv) Parent will reserve sufficient shares of Parent Common Stock for issuance pursuant to this Section 2.6(f).

          (v) Parent shall use reasonable efforts to file with the SEC on or before the 30th day following the Closing Date a registration statement on Form S-8 covering the shares of Parent Common Stock issuable with respect to assumed Company Options to the extent the shares of Parent Common Stock issuable upon exercise of such Company Options qualify for registration on Form S-8.

          (g)  Adjustment to Exchange Ratio.  The Exchange Ratio shall be
               ----------------------------
equitably adjusted to reflect fully the effect of any stock split, reverse split, stock combination, stock dividend, reorganization, reclassification, recapitalization or other like change with respect to Parent Common Stock or Company Stock after the date hereof and prior to the Effective Date.

          (h)  Fractional Shares.  No certificates or scrip representing
               -----------------
fractional shares of Parent Common Stock shall be issued in connection with the Merger, but in lieu thereof each Stockholder who would otherwise be entitled to receive a fraction of a share of Parent Common Stock shall receive from Parent an amount of cash equal to the product of (i) the fraction of a share of Parent Common Stock to which such Stockholder would otherwise be entitled multiplied by
(ii) the Average Parent Common Stock Price.

     2.7  Dissenting Shares.
          -----------------

          (a) Notwithstanding any provision of this Agreement to the contrary, any shares of Company Common Stock held by a holder who has demanded and perfected appraisal rights for such shares in accordance with the DGCL and who, as of the Effective Time, has not effectively withdrawn or lost such appraisal or dissenters' rights ("Dissenting Shares") shall not be converted into or
                        -----------------
represent a right to a portion of the Merger Shares pursuant to Section 2.6, but the holder thereof shall only be entitled to such rights as are granted by the Company pursuant to the DGCL.

          (b) Notwithstanding the provisions of Section 2.7(a) above, if any holder of shares of Company Stock who demands appraisal of such shares under the DGCL shall effectively withdraw or lose (through failure to perfect or otherwise) the right to appraisal, then, as of the later of (i) the Effective Time or (ii) the occurrence of such event, such holder's shares shall automatically be exchanged for and represent only the right to receive the portion of the Merger Shares as provided in Section 2.6, without interest thereon, upon surrender to the Company of the certificate representing such shares.

          (c) The Company shall give Parent (i) prompt notice of its receipt of any written demands for appraisal of any shares of Company Stock, withdrawals of such demands, and any other instruments relating to the Merger served pursuant to the DGCL and received by the Company and (ii) the opportunity to participate in all negotiations and proceedings with respect to demands for appraisal under the DGCL. The Company shall not, except with the prior written consent of Parent (which consent shall not be unreasonably withheld or delayed) or as may be required under applicable law, voluntarily make any payment with respect to any demands for appraisal of Company Stock or offer to settle or settle any such demands.

     2.8  No Further Ownership Rights in Shares of Company Stock.  The Parent
          ------------------------------------------------------
Common Stock delivered upon the surrender for exchange of Company Stock in accordance with the terms hereof shall be deemed to have been issued in full satisfaction of all rights pertaining to such shares of Company Stock, and there shall be no further registration of transfers of shares of Company Stock which were outstanding immediately prior to the Effective Time on the records of the Surviving Corporation. If, after the Effective Time, the Certificates are presented to the Surviving Corporation for any reason, they shall be canceled and exchanged as provided in this Agreement.

     2.9  Lost, Stolen or Destroyed Certificates.  In the event any Certificates
          --------------------------------------
shall have been lost, stolen or destroyed, Parent shall issue in exchange for such lost, stolen or destroyed Certificates, upon the making of an affidavit of that fact by the holder thereof, such Parent Common Stock as may be required pursuant to Section 2.6; provided, however, that Parent may, in its sole discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed Certificates to deliver a bond in such sum as it may reasonably direct or a personal indemnification undertaking as indemnity against any claim that may be made against Parent with respect to the Certificates alleged to have been lost, stolen or destroyed.

     2.10 Surrender of Certificates.
          -------------------------

          (a)  Exchange of Certificates.  As soon as reasonably practicable
               ------------------------
after the Effective Time, Parent shall cause the transfer agent for the Parent Common Stock (the "Transfer Agent") to mail to each holder of record of a
                   --------------
Certificate or Certificates whose shares were converted into the right to receive Parent Common Stock pursuant to Section 2.6 and who did not surrender such Certificates in connection with the Closing: (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Transfer Agent and shall be in such form and have such other provisions as Parent and the Company may reasonably specify) and (ii) instructions for use in effecting the surrender of the Certificates in exchange for certificates representing Parent Common Stock, in each case in customary form for a stock-for-stock merger transaction. Upon surrender of a Certificate to the Transfer Agent, together with such letter of transmittal, duly executed, and any other documents reasonably required by the Transfer Agent, the holder of such Certificate shall be entitled to receive in exchange therefor a certificate representing the number of Merger Shares which such holder has the right to receive pursuant to the provisions of Section 2.6, and the Certificate so surrendered shall forthwith be cancelled. In the event of a transfer of ownership of Company Stock which is not registered in the transfer records of the Company, a certificate representing the proper number of shares of Parent Common Stock may be issued to a transferee if the Certificate representing such Company Stock is presented to the Transfer Agent or Parent to evidence and effect such transfer and that any applicable stock transfer or other taxes have been paid. Until surrendered as contemplated by this Section 2.10(a), each Certificate shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender the certificate representing the appropriate number of shares of Parent Common Stock to be delivered upon the Closing Date in exchange therefor and cash in lieu of any fractional shares of Parent Common Stock as contemplated by Section 2.6(h).

          (b)  Distributions With Respect to Unexchanged Shares of Company
               -----------------------------------------------------------
Stock. No dividends or other distributions with respect to Parent Common Stock
-----
declared or made after the Effective Time and with a record date after the Effective Time will be paid to the holder of any unsurrendered Certificate with respect to the Parent Common Stock represented thereby until the holder of record of such Certificate shall surrender such Certificate. Subject to applicable law, promptly following surrender of any such Certificate, there shall be paid to the record holder of the certificates representing the Parent Common Stock issued in exchange therefor, without interest, at the time of such surrender, the amount of dividends or other distributions with a record date after the Effective Time, if any, theretofore payable with respect to such Parent Common Stock.

     2.11 Certain Actions to be Taken With Respect to the Funded Debt of the
          ------------------------------------------------------------------
Company.  On or before the date that is three (3) business days prior to the
-------
date scheduled for the Closing, the Company will provide Parent with a written certificate executed by its Chief Financial Officer (the "Funded Debt Notice"),
                                                          ------------------
which certificate shall set forth all Funded Debt of the Company as of the Effective Time. Upon request, the Company will provide reasonable documentary support for its calculations and, with regard to any Funded Debt required to be repaid in connection with the Merger, obtain pay-off letters from the lenders and vendors involved.

     2.12 Taking of Necessary Action; Further Action.  Each of Parent, Sub and
          ------------------------------------------
the Company will take all such reasonable lawful action as may be necessary or appropriate in order to effect the Merger in accordance with this Agreement as promptly as practicable. If, at any time after the Effective Time, any such further action is necessary or desirable to carry out the purposes of this Agreement and to vest Parent with full right, title and possession to all the property, rights, privileges, power and franchises of the Company, the officers and directors of Sub, Parent and the Company immediately prior to the Effective Time are fully authorized in the name of their respective corporations or otherwise to take, and will take, all such lawful and necessary action.

     2.13 Registration Rights.
          -------------------

          (a) Registration of Shares.  Parent shall use reasonable efforts to
              ----------------------
file with the SEC, on or before the 30th day following the Closing Date, a registration statement on Form S-3, or on Form S-1 if Parent does not qualify for Form S-3 (the "Stockholder Registration Statement"), covering the resale to
                   ----------------------------------
the public by the Stockholders (the "Registering Stockholders") who hold or may
                                     ------------------------
hold shares of Parent Common Stock issued in connection with the Merger (the "Merger Common Shares"). Parent shall use its reasonable efforts to cause the
---------------------
Stockholder Registration Statement to be declared effective by the SEC within ninety (90) days after the Effective Time, and to remain effective until the third anniversary of the Closing Date or such earlier time as all of the Merger Common Shares covered by the Stockholder Registration Statement have been sold pursuant thereto (the "Effective Period"). Thereafter Parent shall be entitled
                       ----------------
to withdraw the Stockholder Registration Statement and the Stockholders shall have no further right to offer or sell any of the Merger Common Shares pursuant to the Stockholder Registration Statement (or any prospectus relating thereto). The Merger Common Shares subject to the Stockholder Registration Statement shall not be underwritten unless Parent shall otherwise consent in its sole discretion.

          From and after the date hereof and prior to the expiration of the Effective Period, whenever Parent proposes to file a registration statement relating to an offering in which Parent proposes to sell shares of Parent Common Stock for its own account (other than registration statements on Form S-4 or Form S-8 or any successor form for securities to be offered in a transaction of the type contemplated by Rule 145 under the Securities Act or to employees or consultants of Parent pursuant to any employee benefit plan), it will, prior to such filing, give at least twenty (20) days' written notice to all Registering Stockholders of its intention to do so

(subject to the limitations set forth below) (the "Piggyback Notice") and, upon
                                                   ----------------
the written request of one or more Registering Stockholders given within ten
(10) days after the Parent Piggyback Notice is given (which request shall state the intended method of disposition of such Merger Common Shares) (the
"Holder Inclusion Notice"), Parent shall use its reasonable best efforts to
 -----------------------
cause all Merger Common Shares that Parent has been requested by such Registering Stockholder or Registering Stockholders to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the Holder Inclusion Notice, provided that (i) Parent shall have the right to postpone or withdraw any registration effected pursuant to this paragraph without obligation to any Registering Stockholder and (ii) the number of Merger Common Shares proposed to be sold by any such Registering Stockholder is at least twenty-five percent (25%) of the total number of Merger Common Shares then held by such Registering Stockholder. In connection with any offering under this paragraph involving an underwriting, Parent shall not be required to include any Merger Common Shares in such underwriting unless the holders thereof accept the terms of the underwriting as agreed upon between Parent and the underwriter(s) of such offering.

          If in the opinion of the managing underwriter(s) of such offering the registration of all, or part of, the shares of Parent Common Stock (the "Incidental Shares") that the Registering Stockholders have requested to be
 -----------------
included pursuant to the immediately preceding paragraph and/or that other holders of shares of Parent Common Stock or other securities of Parent entitled to include shares of Parent Common Stock in such registration have requested to be included (collectively, the "Qualified Holders") would materially and
                                -----------------
adversely affect the success of such public offering or the price that would be received for any shares of Parent Common Stock offered in the offering, then, notwithstanding anything in this Section 2.13 to the contrary, Parent shall only be required to include in such registration (to the extent of the number of shares of Parent Common Stock that Parent is so advised can be sold in such offering) (i) first, the number of shares of Parent Common Stock proposed to be included in such registration for the account of Parent and/or any stockholders of Parent that have exercised demand registration rights in accordance with the priorities, if any, then existing among Parent and/or such stockholders of Parent with demand registration rights and (ii) second, the shares of Parent Common Stock requested to be included in such registration by all other stockholders of Parent (including, without limitation, the Registering Stockholders) pro rata among such other stockholders (including, without limitation, the Registering Stockholders) on the basis of the number of shares of Parent Common Stock that each of them requested to be included in such registration.

          Notwithstanding anything in this Section 2.13 to the contrary, Parent shall not be required to provide any advance notice to Registering Stockholders in connection with any offering under this Section 2.13 involving an underwriting if Parent has been informed in writing that in the opinion of the managing underwriter or underwriterss the inclusion of any Incidental Shares in such offering would materially and adversely affect the success of the offering or the price that would be received for any shares of Parent Common Stock offered in the offering. In such event, Parent will provide written notice to all Registering Stockholders containing a copy of such managing underwriter's or underwriters' opinion, which notice need not be given prior to the filing of the applicable registration statement.

      (b) Limitations on Registration Rights. Notwithstanding anything in this
          ----------------------------------
Section 2.13 to the contrary, if the Company shall furnish to the Registering Stockholders a certificate signed by the President or Chief Executive Officer of Parent stating that the Board of Directors of Parent has made the good faith determination that (i) continued use by the Registering Stockholders of the Stockholder Registration Statement filed by Parent for purposes of effecting offers or sales of Merger Common Shares pursuant thereto would require, under the Securities Act and the rules and regulations promulgated thereunder, premature disclosure in Stockholder Registration Statement (or the prospectus relating thereto) of material, nonpublic information concerning Parent, its business or prospects or any proposed material transaction involving Parent,
(ii) such premature disclosure would be materially adverse to Parent, its business or prospects or any such proposed material transaction or would make the successful consummation by Parent of any such material transaction significantly less likely and (iii) it is therefore essential to suspend the use by the Registering Stockholders of such Stockholder Registration Statement (and the prospectus relating thereto) for purposes of effecting offers or sales of Merger Common Shares pursuant thereto, then the right of the Registering Stockholders to use such Stockholder Registration Statement (and the prospectus relating thereto) for purposes of effecting offers or sales of Merger Common Shares pursuant thereto shall be suspended for a period (the
"Suspension Period") of not more than 90 days in any twelve (12) month period
 -----------------
after delivery by the Company of the certificate referred to above in this
Section 2.13(b). During the Suspension Period, none of the Registering Stockholders shall offer or sell any Merger Common Shares pursuant to or in reliance upon such Stockholder Registration Statement (or the prospectus relating thereto). Parent agrees that, as promptly as practicable after the consummation, abandonment or public disclosure of the event or transaction that caused Parent to suspend the use of the Registration Statement (and the prospectus relating thereto) pursuant to this Section 2.13(b), Parent will provide the Registering Stockholders with revised prospectuses, if required, and will notify the Registering Stockholders of their ability to effect offers or sales of Merger Common Shares pursuant to or in reliance upon such Stockholder Registration Statement.

      Parent agrees that no other holder of Parent Stock seeking to resell shares of Parent Common Stock pursuant to a shelf registration statement on Form S-3 will be permitted to sell shares of Parent Common Stock pursuant to such shelf registration statement during a Suspension Period. Parent shall not be required to disclose to the Registering Stockholders the reasons for requiring a suspension of sales hereunder, and the Registering Stockholders shall not disclose to any third party the existence of any such suspension.

      (c) Registration Procedures. In connection with the filing by Parent of
          -----------------------
the Stockholder Registration Statement, Parent shall furnish to each Registering Stockholder a copy of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act. Subject to Section 2.13(b), Parent shall prepare and file with the SEC such amendments and supplements to the Stockholder Registration Statement and the prospectus used in connection with such Stockholder Registration Statement as may be reasonably necessary to keep such Stockholder Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Merger Common Shares pursuant to such Stockholder Registration Statement until the earlier of (i) such time as all such Merger Common

Shares have been disposed of or (ii) the third anniversary of the Closing Date. Parent shall furnish to each Registering Stockholder a copy of any amendment or supplement to such Stockholder Registration Statement or prospectus prior to filing the same with the SEC, and shall not file any such amendment or supplement to which any such requesting Registering Stockholder shall reasonably have objected to in writing prior to the filing thereof on the grounds that such amendment or supplement contains a material inaccuracy with respect to the description of such Registering Stockholder.

      If Parent has delivered preliminary or final prospectuses to the Registering Stockholders and after having done so the prospectus is amended or supplemented to comply with the requirements of the Securities Act as described in the immediately preceding paragraph, Parent shall promptly notify the Registering Stockholders and, if requested by Parent, the Registering Stockholders shall immediately cease making offers or sales of shares under the Stockholder Registration Statement and return all prospectuses to Parent. Parent shall promptly provide the Registering Stockholders with revised prospectuses and, following receipt of the revised prospectuses, the Registering Stockholders shall be free to resume making offers and sales under the Stockholder Registration Statement.

      Parent shall furnish to each requesting Registering Stockholder such number of conformed copies of the Stockholder Registration Statement and of each such amendment and supplement thereto (in each case including all exhibits thereto), such number of copies of the prospectus included in such Stockholder Registration Statement (including each preliminary prospectus) and such number of documents, if any, incorporated by reference in such Stockholder Registration Statement or prospectus, as such requesting Registering Stockholder may reasonably request.

      Parent shall use its reasonable best efforts to register or qualify the Merger Common Shares covered by the Stockholder Registration Statement under the securities or "blue sky" laws of such states as the Registering Stockholders shall reasonably request; provided, however, that Parent shall not be required to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction.

      Parent shall pay the expenses incurred by it in complying with its obligations under this Section 2.13, including all registration and filing fees, exchange listing fees and fees and expenses of Parent's counsel and accountants, but excluding (i) any brokerage fees, selling commissions or underwriting discounts incurred by the Registering Stockholders in connection with sales under the Stockholder Registration Statement and (ii) the fees and expenses of any counsel retained by Registering Stockholders.

      (d) Requirements of Company Stockholders. Parent shall not be required to
          ------------------------------------
include any Merger Common Shares in the Stockholder Registration Statement unless the Registering Stockholder owning such shares (i) furnishes to Parent in writing such information regarding such Registering Stockholder and the proposed sale of Merger Common Shares by such Registering Stockholder as Parent may reasonably request in writing in connection with the Stockholder Registration Statement or as shall be required in connection therewith by the SEC or any state securities law authorities and (ii) upon the written request of Parent, confirms in writing its indemnification obligations under Section 2.13(e)(ii).

      (e) Indemnification.  In the event that any Merger Common Shares of
          ---------------
the Registering Stockholders are included in a registration statement pursuant to this Agreement:

      (i) To the fullest extent permitted by law, Parent will indemnify and hold harmless each Registering Stockholder, any underwriter (as defined in the Securities Act), and each officer, director, fiduciary, employee, member, general partner and limited partner (and affiliates thereof) of such Registering Stockholder or such underwriter, each broker or other person acting on behalf of such Registering Stockholder and each person, if any, who controls such Registering Stockholder or such underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by Parent of the Securities Act or state securities or blue sky laws applicable to Parent and leading to action or inaction required of Parent in connection with such registration or qualification under such Securities Act or state securities or blue sky laws; and will reimburse on demand such Registering Stockholder, such underwriter, such broker or other person acting on behalf of such Registering Stockholder or such officer, director, fiduciary, employee, member, general partner, limited partner, affiliate or controlling person for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action, subject to the provisions of this Section 2.13(c); provided, however, that (x) the indemnity agreement contained in this Section 2.13(c) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of Parent (which consent shall not be unreasonably withheld or delayed), nor shall Parent be liable in any such case for any such loss, damage, liability or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission made in connection with such registration statement, preliminary prospectus, final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by the Registering Stockholders, any underwriter for them or controlling person with respect to them and (y) the foregoing indemnity shall not inure to the benefit of any Registering Stockholder, underwriter, broker or other person acting on behalf of such Registering Stockholder or such officer, director, fiduciary, employee, member, general partner, limited partner, affiliate or controlling person from whom the Person asserting any loss, claim, damage, liability or action purchased Merger Common Shares during a Suspension Period or if copies of a revised prospectus were timely delivered to such Registering Stockholder pursuant to Section 2.13(b) and a copy of revised prospectus was not sent or given by or on behalf of such Registering Stockholder to such Person, if required by law to have been delivered, and such revised prospectus would have cured the defect giving rise to such loss, claim, damage, liability or expense.

      (ii) To the fullest extent permitted by law, each Registering Stockholder will indemnify and hold harmless Parent, each of its directors, each of its officers who have signed such registration statement, each person, if any, who controls Parent within the meaning of the Securities Act, any underwriter for Parent (within the meaning of the Securities Act), and all other Registering Stockholders against any losses, claims, damages or liabilities to which Parent or any such director, officer, controlling person, underwriter or other Registering Stockholders may become subject to, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary prospectus, final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished by such Registering Stockholder expressly for use in connection with such registration; and such Registering Stockholder will reimburse any legal or other expenses reasonably incurred by Parent or any such director, officer, controlling person, underwriter or other Registering Stockholder in connection with investigating or defending any such loss, claim, damage, liability or action, subject to the provisions of Section 2A.5(c); provided, however, that the maximum amount of liability of each Registering Stockholder hereunder shall be limited to the proceeds (net of underwriting discounts and commissions, if any) actually received by such Registering Stockholder from the sale of Merger Common Shares covered by such registration statement, and provided further that the indemnity agreement contained in this Section 2.13(e)(i) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of those Registering Stockholder(s) against which the request for indemnity is being made (which consent shall not be unreasonably withheld or delayed).

      Promptly after receipt by an indemnified party under this Section 2.13(e) of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this
Section 2.13(e), notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in and, to the extent the indemnifying party desires, jointly with any other indemnifying party similarly noticed, to assume at its expense the defense thereof with counsel mutually satisfactory to the parties; provided, however, that, if any indemnified party shall have reasonably concluded that there may be one or more legal defenses available to such indemnified party that are different from or additional to those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section 2.13(e), the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, and such indemnifying party shall reimburse such indemnified party and any person controlling such indemnified party for the fees and expenses of counsel retained by the indemnified party that are reasonably related to the matters covered by the indemnity agreement provided in this Section 2.13(e). Subject to the foregoing, an indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall not be at the expense of the indemnifying party. The failure to notify an indemnifying party promptly of the commencement of any such action, if materially prejudicial to his ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.13(e), but the omission so to notify the indemnifying party will not relieve him of any liability that the indemnifying party may have to any indemnified party otherwise other than under this Section 2.13.

      In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any Registering Stockholder exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this Section 2.13 but it is judicially determined that such indemnification may not be enforced in such case notwithstanding the fact that this Section 2.13 provides for indemnification in such case or (ii) contribution under the Securities Act may be required on the part of any such Registering Stockholder or any such controlling person in circumstances for which indemnification is provided under this Section 2.13, then, in each such case, the Company and such Registering Stockholder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportions so that such holder is responsible for the portion represented by the percentage that the public offering price of its Merger Common Shares offered by the Stockholder Registration Statement bears to the public offering price of all securities offered by such Stockholder Registration Statement, and the Company is responsible for the remaining portion; provided, however, that, in any such case, (i) no such holder will be required to contribute any amount in excess of the net proceeds to it of all Merger Common Shares sold by it pursuant to such Stockholder Registration Statement, and (ii) no person or entity guilty of fraudulent misrepresentation, within the meaning of Section 11(f) of the Securities Act, shall be entitled to contribution from any person or entity who is not guilty of such fraudulent misrepresentation.

      Notwithstanding anything in this Section 2.13 to the contrary, if, in connection with an underwritten public offering, Parent, the Registering Stockholders and the underwriters enter into an underwriting or purchase agreement relating to such offering that contains provisions covering indemnification among the parties, then the indemnification provision of this
Section 2.13(e) shall be deemed inoperative for purposes of such offering.

      (f) Rule 144.  Parent shall use its reasonable best efforts to comply
          --------
with the requirements of Rule 144(c) under the Securities Act, as such Rule may be amended from time to time (or any similar rule or regulation hereafter adopted by the SEC), regarding the availability of current public information to the extent required to enable each Registering Stockholder to sell Merger Common Shares without registration under the Securities Act pursuant to the resale provisions of Rule 144 (or any similar rule or regulation). Upon the written request of a Registering Stockholder, Parent will deliver to such Registering Stockholder a written statement as to whether it has complied with such requirements and, upon a Registering Stockholder's compliance with the applicable provisions of Rule 144, will take such action as may reasonably be required (including, without limitation, causing legal counsel to issue an appropriate opinion) to cause its transfer agent to effectuate any transfer of Merger Common

Shares properly requested by such Registering Stockholder, in accordance with the terms and conditions of Rule 144.

      (g) Transferees.  The Stockholder Registration Statement and the
          -----------
prospectus that is a part thereof shall provide appropriate disclosure indicating that the term "selling stockholders" as used therein shall include donees, transferees, pledges and other successors in interest of the Registering Stockholders. Parent hereby covenants to file any amendment to the Stockholder Registration Statement, or supplement the prospectus that is a part thereof, to enable any Registering Stockholder's donees, transferees, pledges or other successors in interest to sell any Merger Common Shares pursuant to the Stockholder Registration Statement. All rights of any Registering Stockholder under this Section 2.13(g) shall run to the benefit of any donees, transferees, pledges or other successors in interest of such Registering Stockholder.

                                   ARTICLE 3
                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

      As an inducement of Parent and Sub to enter into this Agreement, the Company hereby makes, as of the date hereof and as of the Closing Date, the following representations and warranties to Parent and Sub which representations and warranties are, as of the date hereof, and will be, as of the Closing Date, true and correct, except as otherwise set forth in written disclosure schedules (the "Company Disclosure Schedules") delivered to Parent prior to the date
      ----------------------------
hereof, a copy of which is attached hereto. The Company Disclosure Schedules are numbered to correspond to the various sections of this Article 3 setting forth certain exceptions to the representations and warranties contained in this
Article 3 and certain other information called for by this Agreement. Notwithstanding any other provision of this Agreement or the Company Disclosure Schedules, each exception set forth in the Company Disclosure Schedules will be deemed to qualify each representation and warranty set forth in this Agreement
(i) that is specifically identified (by cross-reference or otherwise) in the Company Disclosure Schedules as being qualified by exception or (ii) with respect to which the relevance of such exception is reasonably apparent on the face of the disclosure of such exception set forth in the Company Disclosure Schedules.

      3.1 Organization. The Company is a corporation duly organized, validly
          ------------
existing and in standing under the laws of the State of Delaware, with all requisite corporate power and authority to conduct its Business as it is presently being conducted and to own or lease, as applicable, the Assets owned or leased by it. The Company is duly qualified to conduct business as a foreign corporation and is in good standing in each jurisdiction in which such qualification is necessary under applicable law as a result of the conduct of its Business or the ownership of its properties. Each jurisdiction in which the Company is qualified to do business as a foreign corporation is set forth in
Schedule 3.1.
------------

      3.2  Capitalization.
           --------------

      (a) Stock. As of the date of this Agreement, the authorized capitalization
          -----
of the Company consists of (i) 10,000,000 shares of Company Common Stock of which 4,181,065 shares are issued and outstanding and (ii) 5,000,000 shares of Company Preferred Stock. Of the authorized shares of Company Preferred Stock, 400,000 shares have been designated as Series A

Preferred Stock, 359,885 of which are issued and outstanding. No additional shares of capital stock of the Company will be issued after the date hereof except for shares of Company Stock issuable upon the exercise of Company Options and Company Warrants outstanding on the date hereof. The Company has no other capital stock authorized, issued or outstanding. Schedule 3.2(a) sets forth the name of each holder of shares of Company Stock, as well as the number of shares of Company Stock held by each such holder.

      (b) Warrants. As of the date of this Agreement, no shares of Company
          --------
Common Stock and 6,567 shares of Company Preferred Stock are reserved for issuance upon the exercise of outstanding Company Warrants. Schedule 3.2(b) sets
                                                            ---------------
forth the name of each holder of Company Warrants, as well as the number of Company Warrants held by each such holder, the number of shares of Company Stock for which each such Company Warrant is exercisable, the date upon which each such Company Warrant becomes exercisable and the price per share of Company Stock for which each such Company Warrant is exercisable (without taking into account whether or not such Company Warrant is in fact exercisable on the date hereof). True and correct copies of the forms of warrant agreements governing all Company Warrants have been previously provided or made available to Parent.

      (c)  Options.  As of the date of this Agreement, 400,000 shares of Company
           -------
Common Stock are reserved for issuance upon the exercise of outstanding Company Options. Schedule 3.2(c) sets forth the name of each holder of Company Options,
         ---------------
as well as the number of the Company Options held by each such holder, the number of shares of Company Common Stock for which each such Company Option is exercisable, the date upon which each such Company Option becomes exercisable and the price per share of Company Common Stock for which each such Company Option is exercisable (without taking into account whether or not such Company Option is in fact exercisable on the date hereof). A true and correct copy of the plan document governing all Company Options, which contains the forms of option agreement used in all cases, has been previously provided or made available to Parent.

      (d) No Other Capital Stock, Options, Warrants. Except for the Company
          -----------------------------------------
Warrants and Company Options referred to above, there are no outstanding options, warrants, convertible securities or rights of any kind to purchase or otherwise acquire any shares of capital stock or other securities of the Company. Except for up to 6,567 shares of Company Preferred Stock reserved for issuance upon exercise of Company Warrants up to 400,000 shares of Company Common Stock reserved for issuance upon exercise of outstanding Company Options and up to 359,885 shares of Company Common Stock reserved for issuance upon the Conversion of Company Preferred Stock, no shares of capital stock of the Company are reserved for issuance.

      (e) Valid Issuances. All outstanding shares of Company Stock are, and any
          ---------------
shares of Company Stock issued upon exercise of any Company Warrant or Company Option will be, validly issued, fully paid and non-assessable and not subject to any preemptive or similar rights created by statute, the Company's Certificate of Incorporation or Bylaws, or any Contract. The outstanding shares of Company Stock, Company Warrants and Company Options have been, and the shares of Company Stock issuable upon the exercise of outstanding Company Warrants and Company Options will be, issued in compliance with all federal and state corporate and securities laws.

      3.3 Stockholders' Agreements, etc. Except as set forth on Schedule 3.3,
          -----------------------------
there are no stockholder agreements, voting trusts, proxies or other agreements or understandings with respect to or concerning the purchase, sale or voting of the capital stock of the Company.

      3.4 Authorization. The Company has all necessary corporate power and
          -------------
authority to enter into this Agreement and the Ancillary Agreements to which the Company is a party and has taken all corporate action necessary to consummate the transactions contemplated hereby and thereby and to perform its obligations hereunder and thereunder. This Agreement has been duly executed and delivered by the Company, and this Agreement is, and upon execution and delivery thereof each Ancillary Agreement to which the Company is a party will be, a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors or (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

      3.5 Officers and Directors. Schedule 3.5 contains a true, correct and
          ----------------------
complete list of all the officers and directors of the Company.

      3.6 Bank Accounts. Schedule 3.6 contains a list of all of the Company's
          -------------
bank accounts, safe deposit boxes and persons authorized to draw thereon or have access thereto.

      3.7  Subsidiaries. The Company does not own or hold any equity interest of
           ------------
any kind in any other Person.

      3.8  Real Property.
           -------------

          (a) General. The Company leases all real property necessary for the
              -------
conduct of the Business as presently conducted.

          (b) Owned Real Property. Schedule 3.8(b) hereto sets forth all
              -------------------  ---------------
Facilities owned by the Company or to be acquired by it prior to the Effective Time. With respect to each parcel of owned real property, except as set forth on
Schedule 3.8(b), (i) the Company has good and marketable fee simple title to such parcel of real property, free and clear of any and all Encumbrances other than Permitted Encumbrances, (ii) there are no Leases, subleases, licenses, options, rights, concessions or other agreements, written or oral, granting to any party or parties the right of use or occupancy of any portion of such parcel of real property, except for those which constitute a Permitted Encumbrance,
(iii) there are no outstanding options or rights of first refusal in favor of any other party to purchase any such parcel of real property or any portion thereof or interest therein, (iv) there are no parties (other than the Company) who are in possession of or who are using any such parcel of real property, except in connection with a Permitted Encumbrance, and (v) there is no (A) pending or threatened condemnation proceeding relating to such parcel of real property, (B) pending or threatened Action relating to such parcel of real property, or (C) other matter adversely affecting the current or currently proposed use, occupancy or value of, such parcel of real property.

      (c) Leased Real Property. Schedule 3.8(c) sets forth all Leases pursuant
          --------------------
to which Facilities are leased by the Company (as lessee), true and correct copies of which have been delivered or made available to Parent. Such Leases constitute all Leases, subleases or other occupancy agreements pursuant to which the Company occupies or uses Facilities. Except as set forth on Schedule 3.8(c), the Company has good
                                           ---------------
and valid leasehold title to, and enjoys peaceful and undisturbed possession of, all leased property described in such Leases (the "Leased Property"), free and clear of any and all Encumbrances other than any Permitted Encumbrances which would not permit the termination of the Lease therefor by the lessor. With respect to each such parcel of Leased Property (i) there are no pending or threatened condemnation proceedings relating to, or any pending or threatened Actions relating to, the Company's leasehold interests in such Leased Property or any portion thereof, (ii) neither the Company nor any third party has entered into any sublease, license, option, right, concession or other agreement or arrangement, written or oral, granting to any person the right to use or occupy such Leased Property or any portion thereof or interest therein, except in connection with a Permitted Encumbrance, and (iii) the Company has not received notice of any pending or threatened special assessment relating to such Leased Property or otherwise has any knowledge of any pending or threatened special assessment relating thereto.

      With respect to each Lease listed on Schedule 3.8(c), (i) there has been
                                           ---------------
no default under any such Lease by the Company or by any other party, (ii) the execution, delivery and performance of this Agreement and the Ancillary Agreements and the consummation of the transactions contemplated hereby and thereby will not cause a default under any such Lease, (iii) such Lease is a valid and binding obligation of the lessor, is in full force and effect with respect to and is enforceable against the lessor in accordance with its terms, except as the enforceability thereof may be limited by (1) applicable bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or similar laws in effect which affect the enforcement of creditors' rights generally or (2) general principles of equity, whether considered in a proceeding at law or in equity, (iv) no action has been taken by the Company, and no event has occurred which, with notice or lapse of time or both, would permit termination, modification or acceleration by a party thereto other than the Company without the consent of the Company under any such Lease, (v) no party has repudiated to the Company any term thereof or threatened to the Company to terminate, cancel or not renew any such Lease and (vi) the Company has not assigned, transferred, conveyed, mortgaged or encumbered any interest therein or in any leased property subject thereto (or any portion thereof).

      3.9  Personal Property.
           -----------------

           (a) General. The Company owns or leases all personal property Assets
               -------
necessary for the conduct of the Business as presently conducted, and the personal property Assets (taken as a whole) are in such operating condition and repair (subject to normal wear and tear) as is necessary for the conduct of the Business as presently conducted.

            (b) Owned Personal Property. Except as set forth on Schedule 3.9(b),
                -----------------------                         ---------------
the Company has good and marketable title to all such personal property owned by it, free and clear of any and all Encumbrances other than Permitted Encumbrances. With respect to each such item of personal property (i) there are no Leases, subleases, licenses, options, rights, concessions or other agreements, written or oral, granting to any party or parties the right of use of any portion of such item of personal property, (ii) there are no outstanding options or rights of first refusal in favor of any other party to purchase any such item of personal property or any portion thereof or interest therein and (iii) there are no parties (other than the Company) who are in possession of or who are using any such item of personal property.

            (c) Leased Personal Property. The Company has good and valid
                ------------------------
leasehold title to all of such Fixtures and Equipment, vehicles and other tangible personal property Assets leased by it from third parties, free and clear of any and all Encumbrances other than Permitted Encumbrances which would not permit the termination of the lease therefor by the lessor. Schedule 3.9(c)
                                                                ---------------
sets forth all Leases for personal property involving annual payments of more than $25,000.

      With respect to each Lease listed on Schedule 3.9(c), (i) there has been
                                           ---------------
no default under such Lease by the Company or by any other party, (ii) the execution, delivery and performance of this Agreement and the Ancillary Agreements and the consummation of the transactions contemplated hereby and thereby will not cause (with or without notice and with or without the passage of time) a default under any such Lease, (iii) such Lease is a valid and binding obligation of the applicable lessor, is in full force and effect and is enforceable by the Company in accordance with its terms, except as the enforceability thereof may be limited by (1) applicable bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or similar laws in effect which affect the enforcement of creditors' rights generally or (2) general principles of equity, whether considered in a proceeding at law or in equity,
(iv) no action has been taken by the Company and no event has occurred which, with notice or lapse of time or both, would permit termination, modification or acceleration by a party thereto other than by the Company without the consent of the Company under any such Lease, (v) no party has repudiated any term thereof or threatened to terminate, cancel or not renew any such Lease, and (vi) the Company has not assigned, transferred, conveyed, mortgaged or encumbered any interest therein or in any leased property subject thereto (or any portion thereof).

      3.10  Environmental Matters.
            ----------------------

            (a) Compliance. The Company is in compliance with all Environmental
                ----------
Laws, including, without limitation, all Permits required thereunder to conduct the Business as currently being conducted or proposed to be conducted. All such Permits are listed on Schedule 3.10(a). The Company has not received any notice
                      ----------------
to the effect that, or otherwise has knowledge that, (i) it is not in compliance with, or is in violation of, any such Environmental Laws or Permits required thereunder or (ii) any currently existing circumstances are reasonably likely to result in a failure of the Company to comply with, or a violation by the Company of, any such Environmental Laws or Permits required thereunder. The Company at all times during its existence has been in compliance with all Environmental Laws.

             (b) Environmental Claims. There are no existing or potential
                 --------------------
Environmental Claims against the Company. The Company has not received any written notification or otherwise has any knowledge, of any allegation of any actual, or potential responsibility for, or any inquiry or investigation regarding, any disposal, release or threatened release at any location of any Hazardous Substance generated or transported by the Company.

              (c) Hazardous Substances.  No underground tank or other
                  --------------------
underground storage receptacle for Hazardous Substances is currently located on the Facilities, and there have been no releases of any Hazardous Substances from any such underground tank or related piping and there have been no releases (i.e., any past or present releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing, or dumping) of Hazardous Substances in quantities exceeding the reportable quantities as defined under federal or state law on, upon or into the Facilities other than those authorized by Environmental Laws including, without limitation, the Permits required thereunder. In addition, there have been no such releases by predecessors of the Company and no releases in quantities exceeding the reportable quantities as defined under federal or state law on, upon, or into any real property in the immediate vicinity of any of the real properties of the Company other than those authorized by Environmental Laws which, through soil or ground water contamination, may have come to be located on the properties of the Company.

              (d)  Environmental Indemnities.  Except as set forth on Schedule
                   -------------------------                          --------
3.10(d), the Company is not a party, whether as a direct signatory or as
-------
successor, assign or third-party beneficiary, or otherwise bound, to any Lease or other Contract (excluding insurance policies disclosed on the Schedules) under which the Company is obligated by or entitled to the benefits of, directly or indirectly, any representation, warranty, indemnification, covenant, restriction or other undertaking concerning Environmental Conditions.

              (e)  No Releases.  The Company has not released any other person
                   -----------
from any claim under any Environmental Law or waived any rights concerning any Environmental Condition.

              (f)  Environmental Reports.  Complete and accurate copies of the
                   ---------------------
Environmental Reports, as well as all other written environmental reports, audits or assessments which have been conducted, either by the Company or any person engaged by the Company for such purpose, at any facility owned or formerly owned by the Company have been made available to Parent and a list of all such reports, audits and assessments is set forth on Schedule 3.10(f).
                                                         ----------------

      3.11  Contracts.
            ---------

            (a) Disclosure. Schedule 3.11 sets forth a complete and accurate
                ----------   -------------
list of all of the Contracts of the following categories:

                 (i)  Contracts not made in the ordinary course of business;

                (ii) License agreements, collaboration agreements, research agreements, development agreements or royalty agreements (excluding licenses that are commonly available on standard commercial terms, such as software "shrink-wrap" licenses);

               (iii) Confidentiality and non-disclosure agreements (whether the Company is the beneficiary or the obligated party thereunder);

                (iv) Contracts or commitments involving future expenditures or Liabilities, actual or potential, in excess of $25,000 after the date hereof or otherwise material to the Business or the Assets;

                    (v) Contracts or commitments relating to commission arrangements with others that are material to the Business;

                    (vi) Employment contracts, consulting contracts, severance agreements, "stay-bonus" agreements and similar arrangements, including Contracts (A) to employ or terminate executive officers or other personnel and other contracts with present or former officers or directors of the Company or
(B) that will result in the payment by, or the creation of any Liability of the Company, the stockholders of the Company or Parent to pay any severance, termination, "golden parachute," or other similar payments to any present or former personnel following termination of employment or otherwise as a result of the consummation of the transactions contemplated by this Agreement;

                    (vii)  Indemnification agreements;

                    (viii) Promissory notes, loans, agreements, indentures, evidences of indebtedness, letters of credit, guarantees, or other instruments relating to an obligation to pay money, whether the Company shall be the borrower, lender or guarantor thereunder (excluding credit provided by the Company in the ordinary course of business to purchasers of its products and obligations to pay vendors in the ordinary course of business and consistent with past practice); (ix) Contracts containing covenants limiting the freedom of the Company, or any officer, director, Employee or Affiliate of the Company, to engage in any line of business or compete with any Person that relates directly or indirectly to the Business;

                    (x) Any Contract with the federal, state or local government or any agency or department thereof;

                    (xi)   Any Contract or other arrangement with a Related
Party;

                    (xii) Leases of real or personal property involving annual payments of more than $25,000; and

                    (xiii) Any other Contract under which the consequences of a default or termination would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

      Complete and accurate copies of all of the Contracts listed on Schedule
                                                                     --------
3.11, including all amendments and supplements thereto, have been made available
----
to Parent. The Company has included as part of Schedule 3.11 a brief summary of
                                               -------------
the material terms of each oral Contract.

              (b) Absence of Defaults. Except as set forth on Schedule 3.11(b),
                  -------------------
(i) all of the Contracts are valid, binding and enforceable in accordance with their terms with no existing or threatened Default or dispute; (ii) the Company has fulfilled, or taken all action necessary to enable it to fulfill when due, all of its obligations under each of such Contracts; and (iii) all parties to such Contracts have complied with the provisions thereof, no party is in Default thereunder and no notice of any claim of Default has been given to the Company.

              (c) Product Warranty. The Company has not committed any act, and
                  ----------------
there has been no omission, which may result in, and there has been no occurrence which may give rise to, product liability or Liability for breach of warranty (whether covered by insurance or not) on the part of the Company, with respect to products designed, manufactured, assembled, sold, repaired, maintained, delivered or installed or services rendered prior to or on the Closing Date which could reasonably be expected to result in Liability to the Company exceeding $25,000 in the aggregate.

        3.12  No Conflict or Violation; Consents. Except as set forth on
              ----------------------------------
Schedule 3.12, none of the execution, delivery or performance of this Agreement
-------------
or any Ancillary Agreement, the consummation of the transactions contemplated hereby or thereby, nor compliance by the Company with any of the provisions hereof or thereof, will (a) violate or conflict with any provision of the Certificate of Incorporation or Bylaws of the Company, (b) violate, conflict with, or result in a breach of or constitute a default (with or without notice or the passage of time) under, or result in the termination of, or accelerate the performance required by, or result in a right to terminate, accelerate, modify or cancel under, or require a notice under, or result in the creation of any Encumbrance upon any of the Assets under, any Contract, lease, sublease, license, sublicense, franchise, permit, indenture, agreement or mortgage for borrowed money, instrument of indebtedness, security interest or other arrangement to which the Company is a party or by which the Company is bound or to which any of the Assets are subject, (c) violate any applicable Regulation or Court Order applicable to the Company or (d) impose any Encumbrance on any Assets or the Business. Except as set forth on Schedule 3.12, no notices to,
                                               -------------
declaration, filing or registration with, approvals or Consents of, or assignments by, any Persons (including any federal, state or local governmental or administrative authorities) are necessary to be made or obtained by the Company in connection with the execution, delivery or performance of this Agreement or any Ancillary Agreement to which it is a party or the consummation of the transactions contemplated hereby or thereby.

        3.13  Permits. Schedule 3.13 sets forth a complete list of all material
              -------  -------------
Permits, all of which are as of the date hereof, and will be as of the Closing Date, in full force and effect. The Company has, and at all times has had, all Permits required under any applicable Regulation in its operation of the Business or in its ownership of the Assets, and owns or possesses such Permits free and clear of all Encumbrances. The Company is not in default, nor has the Company received any notice of any claim of default, with respect to any such Permit. Except as otherwise governed by law, all such Permits are renewable by their terms or in the ordinary course of business without the need to comply with any special qualification procedures or to pay any amounts other than routine filing fees and, except as set forth on Schedule 3.13, will not be
                                                -------------
adversely affected by the completion of the transactions contemplated by this Agreement or the Ancillary Agreements.

        3.14  Financial Statements; Books and Records.
              ---------------------------------------

              (a) General. The financial statements of the Company, including
                  -------
without limitation the Financial Statements, are complete, are in accordance with the Company's Books and Records and fairly present in the financial condition, results of operations and cash flows of the Company as of the dates and for the periods indicated thereby, in accordance with GAAP consistently applied throughout the periods covered thereby.

            (b) Internal Controls. The Company maintains a system of internal
                -----------------
accounting controls sufficient to provide reasonable assurance that (i) transactions are executed with management's authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's authorization and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

            (c) Books and Records. The Books and Records, in reasonable detail,
                -----------------
accurately and fairly reflect the activities of the Company and the Business and have been provided to Parent for its inspection.

            (d) All Accounts Recorded. The Company has not engaged in any
                ---------------------
transaction, maintained any bank account or used any corporate funds except for transactions, bank accounts or funds which have been and are reflected in the Books and Records.

            (e) Corporate Records. The stock records and minute books of the
                -----------------
Company that have been made available to Parent fully reflect all minutes of meetings, resolutions and other material actions and proceedings of its stockholders, trustees and board of directors and all committees thereof, all issuances, transfers and redemptions of capital stock and contain true, correct and complete copies of their respective Certificate of Incorporation and Bylaws of the Company and all amendments thereto through the date hereof.

     3.15 Absence of Certain Changes or Events. Except as set forth on Schedule
          ------------------------------------                         --------
3.15, since the Balance Sheet Date there has not been any:
----

            (a) Company Material Adverse Change;

            (b) failure to operate the Business in the ordinary course so as to use all commercially reasonable efforts to preserve the Business intact and to preserve the continued services of the Company's employees and the goodwill of strategic partners, suppliers, customers and others having business relations with the Company or its Representatives;

            (c) resignation or termination of any officer, director or manager, or any increase in the rate of compensation payable or to become payable to any officer, director or manager or Representative of the Company (other than general, regularly-scheduled reviews), including the making of any loan to, or the payment, grant or accrual of any bonus, incentive compensation, service award or other similar benefit to, any such Person;

            (d) any payment, loan or advance of any amount to or in respect of, or the sale, transfer or lease of any properties or the Assets to, or entering into of any Contract with, any Related Party except regular compensation to Employees;

            (e) sale, assignment, license, transfer or Encumbrance of any of the Assets, tangible or intangible, singly or in the aggregate, other than sales of products and services in the ordinary course of business and consistent with past practice;

       (f) new Contracts, or extensions, modifications, terminations or renewals thereof, except for Contracts entered into, modified or terminated in the ordinary course of business and consistent with past practice;

       (g) actual or threatened termination of any customer account or group of accounts or actual or threatened reduction in purchases or royalties payable by any such customer or occurrence of any event that is likely to result in any such termination or reduction;

       (h) disposition or lapsing of any Proprietary Rights of the Company, in whole or in part, or any disclosure of any trade secret, process or know-how to any Person not an Employee;

       (i) change in accounting methods or practices by the Company;

       (j) revaluation by the Company of any of the Assets, including writing off or establishing reserves with respect to inventory, notes or accounts receivable (other than for which adequate reserves have been previously established;

       (k) damage, destruction or loss (whether or not covered by insurance) adversely affecting the Assets, the Business or the prospects of the Company;

       (l) declaration, setting aside or payment of any dividend or distribution in respect of any capital stock of the Company or any redemption, purchase or other acquisition of any equity securities of the Company;

       (m) issuance or reservation for issuance by the Company of, or commitment of it to issue or reserve for issuance, any shares of capital stock or other equity securities or obligations or securities convertible into or exchangeable for shares of capital stock or other equity securities;

       (n) increase, decrease or reclassification of the capital stock of the Company;

       (o) amendment of the Certificate of Incorporation or Bylaws of the Company;

       (p) capital expenditure or execution of any lease or any incurring of liability therefor by the Company, involving payments or obligations in excess of $25,000 in the aggregate;

       (q) failure to pay any material obligation of the Company when due;

       (r) cancellation of any indebtedness or waiver of any rights of substantial va lue to the Company, except in the ordinary course of business and consistent with past practice;

       (s) indebtedness incurred by the Company for borrowed money or any commitment to borrow money entered into by the Company, or any loans made or agreed to be made by the Company;

            (t) liability incurred by the Company except in the ordinary course of business and consistent with past practice, or any increase or change in any assumptions underlying or methods of calculating any bad debt, contingency or other reserves;

            (u) payment, discharge or satisfaction of any Liabilities of the Company other than the payment, discharge or satisfaction in the ordinary course of business and consistent with past practice of Liabilities reflected or reserved against in the Financial Statements or incurred in the ordinary course of business and consistent with past practice since the Balance Sheet Date;

            (v) acquisition of any equity interest in any other Person; or

            (w) agreement by the Company directly or indirectly to do any of the foregoing.

      3.16  Liabilities. Except as set forth in Schedule 3.16, the Company has
            -----------                         -------------
no Liabilities or obligations (absolute, accrued, contingent or otherwise) except (i) Liabilities which are reflected and properly reserved against in the Financial Statements, (ii) Liabilities incurred in the ordinary course of business and consistent with past practice since the Balance Sheet Date, (iii) Tax Liabilities and (iv) Liabilities arising under the Contracts (other than obligations which are required to be reflected on a balance sheet prepared in accordance with GAAP) set forth on Schedule 3.11. None of the Liabilities
                                   -------------
described in this Section 3.16 relates to any breach of Contract, breach of warranty, tort, infringement or violation of law or arose out of any action, order writ, injunction, judgment or decree outstanding or claim, suit, litigation, proceeding, investigation or dispute (collectively, "Actions").
                                                                 -------

      3.17 Litigation. Except as set forth on Schedule 3.17, there is no Action,
           ----------                         -------------
pending or threatened or anticipated (i) against, relating to or affecting the Company, any of the Assets or any of the Company's officers and directors as such, (ii) which seeks to enjoin or obtain damages in respect of the transactions contemplated hereby or by the Ancillary Agreements or (iii) with respect to which there is a reasonable likelihood of a determination which would prevent the Company from consummating the transactions contemplated hereby. None of the Actions, if adversely determined against the Company, its respective directors or officers, or any other Person could reasonably be expected to result in a loss to the Company, individually or in the aggregate, in excess of $25,000. There is no basis for any Action, which if adversely determined against the Company, its directors or officers or any other Person could reasonably be expected to result in a loss to the Company, individually or in the aggregate, in excess of $25,000. There are currently no outstanding judgments, decrees or orders of any court or any governmental or administrative agency against or affecting the Company, the Business or any of the Assets. Schedule 3.17 contains
                                                          -------------
a complete and accurate description of all Actions to which the Company has been a party or which relate to any of the Assets or the Company's officers or directors as such, or any such Actions which were settled prior to the institution of formal proceedings, other than Actions brought by the Company for collection of monies owed in the ordinary course of business.

      3.18  Labor Matters.
            -------------

            (a) General. The Company is not a party to any labor agreement with
                -------
respect to its Employees with any labor organization, group or association and has not experienced any attempt by organized labor or its representatives to make the Company conform to demands of organized labor relating to its Employees or to enter into a binding agreement with organized labor that would cover the Employees of the Company. There is no unfair labor practice charge or complaint against the Company pending before the National Labor Relations Board or any other governmental agency arising out of the Company's activities, and the Company has no knowledge of any facts or information which would give rise thereto; there is no labor strike or labor disturbance pending or threatened against the Company nor is any grievance currently being asserted against it; and the Company has not experienced a work stoppage or other labor difficulty. There are no controversies pending or threatened between the Company and its Employees, and the Company is not aware of any facts which could reasonably result in any such controversy.

            (b) Compliance. The Company is in compliance in all material
                ----------
respects with all applicable Regulations respecting employment practices, terms and conditions of employment, wages and hours, equal employment opportunity, and the payment of social security and similar taxes and is not engaged in any unfair labor practice. The Company is not liable for any claims for past due wages or any penalties for failure to comply with any of the foregoing.

            (c) Severance Obligations. Except as set forth on Schedule 3.18(c),
                ---------------------                         ---------------
the Company has not entered into any severance, "stay-bonus" or similar arrangement in respect of any present or former Employee that will result in any obligation (absolute or contingent) of Parent or the Company to make any payment to any present or former Employee following termination of employment or upon consummation of the transactions contemplated by this Agreement (whether or not employment is continued for any specified period after the Effective Time). Except as set forth on Schedule 3.18(c), neither the execution and delivery of
                       ----------------
this Agreement or any Ancillary Agreement nor the consummation of the transactions contemplated hereby or thereby will result in the acceleration or vesting of any other rights of any Person to benefits under any Employee Plans.

            (d) Highly Compensated Employees.  Attached hereto as Schedule
                ----------------------------                      --------
3.18(d) is a list of the names of all present Employees with total
-------
compensation expected to exceed $75,000 in 2001 and their current compensation payable by the Company. Notwithstanding any provision of this Agreement or any Schedule to the contrary, the Company represents that from and after the Effective Time no benefit or other compensation is payable to any Person identified on Schedule 3.18(d) upon the voluntary resignation of such Person
              ----------------
from employment with Parent or the Company as a result of the occurrence of the Effective Time.

      3.19  Employee Benefit Plans.
            ----------------------

            (a) Employee Plans. Except as set forth on Schedule 3.19, there are
                --------------                         -------------
no, and since the formation of the Company, there have been no, Employee Plans which cover or have covered employees of the Company or under which the Company has contributed or has any obligation to contribute or with respect to which the Company has any liability. With respect to each Employee Plan, the Company has delivered or made available to Parent a true, complete and correct copy of (i) such Employee Plan (or, if not written, a written summary of its material terms) and the most recent summary plan description, if any, related to such Employee Plan, (ii) each trust agreement or other funding arrangement relating to such Employee Plan, (iii) the most recent annual report (Form 5500) filed with the IRS with respect to such Employee Plan (and, if the most recent annual report is a Form 5500R, the most recent Form 5500C filed with respect to such Employee Plan), (iv) the most recent actuarial report or financial statement relating to such Employee Plan and (v) the most recent determination letter, if any, issued by the IRS with respect to such Employee Plan and any pending request for such a determination letter. Neither the Company, nor any other person or entity, has any express or implied commitment, whether legally enforceable or not, to modify, change or terminate any Employee Plan, other than with respect to a modification, change or termination required by ERISA or the Code.

              (b) Compliance. Each Employee Plan has been administered in
                  ----------
accordance with its terms and all applicable laws, including ERISA and the Code, and contributions required to be made under the terms of any of such Employee Plans as of the date of this Agreement have been timely made or, if not yet due, have been properly reflected on the most recent consolidated balance sheet filed or incorporated by reference in the Company's financial statements prior to the date of this Agreement. With respect to such Employee Plans, no event has occurred and there exists no condition or set of circumstances in connection with which the Company could be subject to any liability (other than for routine benefit liabilities) under the terms of, or with respect to, such Employee Plans, ERISA, the Code or any other applicable Law.

              (c) Qualification. The Company on behalf of itself and each ERISA
                  -------------
Affiliate hereby represents that: (i) each Employee Plan which is intended to qualify under Section 401(a), Section 401(k), Section 401(m) or Section 4975(e)(6) of the Code has received a favorable determination letter from the IRS as to its qualified status, and each trust established in connection with any such Employee Plan which is intended to be exempt from federal income taxation under Section 501(a) of the Code, and no fact or event has occurred that could adversely affect the qualified status of any such Employee Plan or the exempt status of any such trust and (ii) each Employee Plan can be amended, terminated or otherwise discontinued after the Effective Time in accordance with its terms, without liability (other than (A) liability for ordinary administrative expenses typically incurred in a termination event or (B) if the Employee Plan is a Pension Plan subject to Part 2 of Title I of ERISA, liability for the accrued benefits as of the date of such termination (if and to the extent required by ERISA) to the extent that either there are sufficient assets set aside in a trust or insurance contract to satisfy such liability or such liability is reflected on the most recent balance sheet included in the Financial Statements prior to the date of this Agreement). No suit, administrative proceeding, action or other litigation has been brought, or is threatened, against or with respect to any such Employee Plan, including any audit or inquiry by the IRS or United States Department of Labor (other than routine benefits claims).

              (d) Multiemployer Plans. No Employee Plan is a Multiemployer Plan
                  -------------------
or other Pension Plan subject to Title IV of ERISA and neither the Company nor any ERISA Affiliate has sponsored or contributed to or been required to contribute to a multiemployer pension plan or other pension plan subject to Title IV of ERISA. No material liability under Title IV of ERISA has been incurred by the Company or any ERISA Affiliate that has not been satisfied in full, and no condition exists that presents a material risk to the Company or any ERISA Affiliate of incurring or being subject (whether primarily, jointly or secondarily) to a liability thereunder. None of the assets of the Company or any ERISA Affiliate is, or may reasonably be expected to become, the subject of any lien arising under ERISA or Section 412(n) of the Code.

              (e) Funding Deficiency. With respect to each Pension Plan set
                  ------------------
forth on Schedule 3.19 that is subject to Title IV or Part 3 of Title I of ERISA
         -------------
or Section 412 of the Code, (i) no reportable event (within the meaning of Section 4043 of ERISA, other than an event that is not required to be reported before or within 30 days of such event) has occurred or is expected to occur,
(ii) there was not an accumulated funding deficiency (within the meaning of Section 302 of ERISA or Section 412 of the Code), whether or not waived, as of the most recently ended plan year of such Pension Plan; and (iii) there is no "unfunded benefit liability" (within the meaning of Section 4001(a)(18) of ERISA).

              (f) Retiree Welfare Benefits. Except as required by Law, no
                  ------------------------
Employee Plan provides any of the following retiree or post-employment benefits to any person: medical, disability or life insurance benefits. The Company is in compliance with (i) the requirements of the applicable health care continuation and notice provisions of the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended ("COBRA") and the regulations (including proposed regulations)
                   -----
thereunder and (ii) the applicable requirements of the Health Insurance Portability and Accountability Act of 1996, as amended, and the regulations (including proposed regulations) thereunder.

              (g) Deductibility of Payments. There is no contract, agreement,
                  -------------------------
plan or arrangement covering any Employee or former Employee of the Company (with respect to such Employee's relationship with the Company) that, individually or collectively, requires the payment by the Company of any amount
(i) that is not deductible under Section 162(a)(1) or 404 of the Code or (ii) that is an "excess parachute payment" pursuant to Section 280G of the Code.

              (h) Fiduciary Duties and Prohibited Transactions. The Company has
                  --------------------------------------------
not engaged in, or has any liability in respect of, any transaction in violation of Sections 404 or 406 of ERISA or any "prohibited transaction," as defined in
Section 4975(c)(1) of the Code, for which no exemption exists under Section 408 of ERISA or Section 4975(c)(2) or (d) of the Code, or has otherwise violated the provisions of Part 4 of Title I, Subtitle B of ERISA so as to create any liability of the Company. The Company has not participated in a violation of
Part 4 of Title I, Subtitle B of ERISA by any plan fiduciary of any Welfare Plan or Pension Plan, and the Company has not been assessed any civil penalty under
Section 502(l) of ERISA.

              (i) No Adoption. Neither the Company nor any ERISA Affiliate has
                  -----------
announced to Employees, former Employees, consultants or directors an intention to create, or otherwise created, a legally binding commitment to adopt, change or terminate any Employee Plan which is intended to cover employees or former employees of the Company (with respect to their relationship with the Company).

              (j) Unpaid Contributions. Neither the Company nor any ERISA
                  --------------------
Affiliate has any liability for unpaid contributions under Section 515 of ERISA.

     3.20  Transactions with Related Parties.  Except for employment agreements
           ---------------------------------
and other compensation arrangements disclosed on Schedule 3.20, no Related Party
                                                 -------------
has (a) borrowed or loaned money or other property to the Company which has not been repaid or returned, (b) any contractual relationship or other claims, express or implied, of any kind whatsoever against the Company or (c) any interest in any property used by the Company.

     3.21  Compliance with Law.  The Company and its predecessors have conducted
           -------------------
the Business in compliance in all material respects with all applicable Regulations and Court Orders. The Company has not received any notice to the effect that, or has otherwise been advised that, the Company or any predecessor is not in compliance with any such Regulations or Court Orders, and the Company has no reason to anticipate that any existing circumstances are likely to result in any violation of any of the foregoing.

     3.22  Intellectual Property.
           ---------------------

          (a)  Schedule 3.22(a) lists all Company Registered Proprietary Rights
               ----------------
(including all trademarks and service marks that the Company have used with the intent of creating or benefiting from any common law rights relating to such marks) and lists any proceedings or actions pending as of the date hereof before any court or tribunal (including the PTO or equivalent authority anywhere in the world) related to any of the Company Registered Proprietary Rights.

          (b) The Company has all requisite right, title and interest in or valid and enforceable rights under Contracts or Licenses to use all Company Proprietary Rights necessary to the conduct of the Business as presently conducted. Except as set forth on Schedule 3.22(b), each item of Company
                                  ----------------
Proprietary Rights, including all Company Registered Proprietary Rights listed on Schedule 3.22(b), is owned exclusively by the Company (excluding Proprietary
   ----------------
Rights licensed to the Company under any License) and is free and clear of any Encumbrances. Except as set forth on Schedule 3.22(b), the Company (i) owns
                                     ----------------
exclusively all trademarks, service marks and trade names used by the Company in connection with the operation or conduct of the Business, including the sale of any products or technology or the provision of any services by the Company, provided, however, that the Company may use trademarks, service marks and trade names of third parties which are licensed to the Company or are in the public domain, and (ii) owns exclusively, and have good title to, all copyrighted works that are Company's products or other works of authorship that the Company otherwise purport to own; provided, however, that such works may incorporate copyrighted works or works of authorship, trademarks or trade names of third parties which are licensed to the Company or are in the public domain.

          (c) To the extent that any Company Proprietary Rights have been developed or created by any Person other than the Company, except as set forth in Schedule 3.22(c), the Company has a written agreement with such Person with
   ----------------
respect thereto and the Company has either (i) obtained ownership of, and is the exclusive owner of, all such Proprietary Rights by operation of law or by valid assignment of any such rights or (ii) has obtained a License under or to such Proprietary Rights.

          (d)  Except pursuant to agreements described in Schedule 3.22(d), the
                                                          -----------------
Company has not transferred ownership of or granted any License of or other right to use or authorized the retention of any rights to use, any Proprietary Rights that are or were Company Proprietary Rights, to any other Person.

          (e) The Company Proprietary Rights constitute all the Proprietary Rights necessary or desirable to conduct the Business as it currently is conducted or as reasonably contemplated to be conducted, including, without limitation, the design, development, distribution, marketing, manufacture, use, import, license, and sale of the products, technology and services of the Company (including products, technology, or services currently under development). Each of the Company Proprietary Rights owned or used by the Company immediately prior to the Closing hereunder will be owned or available for use by the Company on identical terms and conditions immediately subsequent to the Closing hereunder. The Company has taken all necessary and desirable action to maintain and protect each item of the Company Proprietary Rights that it owns or uses.

          (f)  Schedule 3.22(f) lists all Contracts and Licenses (including all
               ----------------
inbound Licenses) to which the Company is a party with respect to any Proprietary Rights. Except as set forth in Schedule 3.22(f), no Person other
                                           ----------------
than the Company has ownership rights to improvements made by the Company in Proprietary Rights that have been licensed to the Company.

          (g)  Schedule 3.22(g) lists all Contracts, Licenses and agreements
               ----------------
between the Company and any other Person wherein or whereby the Company has agreed to, or assumed, any obligation or duty to warrant, indemnify, reimburse, hold harmless, guaranty or otherwise assume or incur any obligation or Liability or provide a right of rescission with respect to the infringement or misappropriation by the Company or such other Person of the Proprietary Rights of any Person other than the Company.

          (h) Except as set forth in Schedule 3.22(h), the operation of the Business as currently conducted or as presently proposed to be conducted, including the Company's design, development, use, import, manufacture and sale of the products, technology or services (including products, technology or services currently under development) of the Company do not infringe or misappropriate the Proprietary Rights of any Person, violate the rights of any Person (including rights to privacy or publicity), or constitute unfair competition or an unfair trade practice under any applicable Law, and the Company has not received notice from any Person claiming that such operation or any act, product, technology or service (including products, technology or services currently under development) of the Company infringes or misappropriates the Proprietary Rights of any Person or constitutes unfair competition or trade practices under any applicable Law.

     (i)  Except as set forth in Schedule 3.22(i), each item of Company
                                 ----------------
Registered Proprietary Rights is valid and subsisting, and all necessary registration, maintenance, renewal fees, annuity fees and taxes due through the date of this Agreement in connection with such Registered Proprietary Rights have been paid and all necessary documents and certificates in connection with such Company Registered Proprietary Rights have been filed with the relevant patent, copyright, trademark or other authorities in the United States or foreign jurisdictions, as the case may be, for the purposes of maintaining such Registered Proprietary Rights. Schedule 3.22(i) lists all actions that must be
                                ----------------
taken by the Company within 180 days from the
date hereof, including the payment of any registration, maintenance, renewal fees, annuity fees and taxes or the filing of any documents, applications or certificates for the purposes of maintaining, perfecting or preserving or renewing any Company Registered Proprietary Rights. Except as set forth in
Schedule 3.22(i), the Company has not registered the copyright with the U.S.
----------------
Copyright Office for the latest version of each product or technology of the Company that constitutes or includes a copyrightable work. In each case in which the Company has acquired ownership of any Proprietary Rights from any Person, the Company has obtained a valid and enforceable assignment sufficient to irrevocably transfer all rights in such Proprietary Rights (including the right to seek damages with respect to such Proprietary Rights) to the Company, to the maximum extent required to protect the Company's ownership interests in and to such Proprietary Rights in accordance with applicable Laws, the Company has recorded each such assignment of Registered Proprietary Rights with the relevant Governmental or Regulatory Authority, including the PTO, the U.S. Copyright Office, or their respective equivalents in any relevant foreign jurisdiction, as the case may be.

          (j)  Except as set forth in Schedule 3.22(j), there are no Contracts
                                      ----------------
or Licenses between the Company and any other Person with respect to Company Proprietary Rights under which there is any claim (or facts that may reasonably lead to a claim) known to the Company regarding the scope of such Contract or License, or performance under such Contract or License, including with respect to any payments to be made or received by the Company thereunder.

          (k) No Person is infringing or misappropriating any Company Proprietary Rights.

          (l) The Company has taken all commercially reasonable steps to protect its rights in confidential information and trade secrets of the Company or provided by any other Person to the Company subject to a duty of confidentiality. Without limiting the generality of the foregoing, the Company has, and enforces, a policy requiring each Employee, consultant and independent contractor to execute proprietary information, confidentiality and invention and copyright assignment agreements, and all current and former employees, consultants and independent contractors of the Company have executed such agreements, as applicable. Except as set forth in Schedule 3.22(l), forms of all
                                                  ----------------
such agreements have been provided to Parent or made available to Parent for review.

          (m) No Company Proprietary Rights or product, technology or service of the Company is subject to any Order or Action or Proceeding that restricts, or that is reasonably expected to restrict in any manner, the use, transfer or licensing of any Company Proprietary Rights by the Company or that may affect the validity, use or enforceability of such Company Proprietary Rights.

          (n) Neither this Agreement nor any transactions contemplated by this Agreement will result in Parent granting any rights or licenses with respect to the Proprietary Rights of Parent to any Person pursuant to any Contract to which the Company is a party or by which any of its Assets are bound.

          (o) The Company has taken all necessary and appropriate steps to protect and preserve ownership of Company Proprietary Rights. The Company has secured valid written assignments from all consultants and employees who contributed to the creation or development of the Company Proprietary Rights. In the event that any consultant is concurrently employed by the Company and a third party, the Company has taken additional steps to ensure that any Company Proprietary Rights developed by such a consultant does not belong to the third party or conflict with the third party's employment agreement such steps include, but are not limited to, ensuring that all research and development work performed by such a consultant are performed only on the Company's facilities and only using the Company's resources, except as set forth in Schedule 3.22(q).
                                            ----------------

     3.23  Tax Matters.
           -----------

          (a)  Filing of Tax Returns.  The Company has timely filed with the
               ---------------------
appropriate taxing authorities all Tax Returns required to be filed through the date hereof. The Tax Returns filed are complete and accurate. Except as set forth on Schedule 3.23(a), the Company is not presently the beneficiary of, and
         ----------------
has no pending request for, any extension of time within which to file any Tax Return. The Company has delivered to Parent complete and accurate copies of the federal and state income Tax Returns of the Company for the years 1998, 1999 and 2000, and has delivered or made available to Parent complete and accurate copies of all other Tax Returns of the Company for those years.

          (b)  Payment of Taxes.  All Taxes due from the Company in respect of
               ----------------
periods (or portions thereof) ending before the Closing Date have been timely paid, or an adequate reserve (in conformity with GAAP) has been established therefor, as set forth in the Financial Statements, and the Company has no Liability for Taxes in excess of the amounts so paid or the reserves so established. Except as set forth on Schedule 3.23, all Taxes that the Company is
                                    -------------
required by law to withhold or collect have been duly withheld or collected and have been timely paid over to the appropriate governmental authorities to the extent due and payable.

          (c)  Audits, Investigations or Claims.  No deficiencies for Taxes of
               --------------------------------
the Company have been claimed, proposed or assessed by any taxing or other governmental authority. Except as set forth on Schedule 3.23, there are no
                                               -------------
pending or threatened audits, assessments or other Actions for or relating to any Liability in respect of Taxes of the Company, and there are no matters under discussion with any governmental authorities with respect to Taxes that are likely to result in an additional Liability for Taxes. Except as set forth on
Schedule 3.23, the Company has not been notified that any taxing authority
-------------
intends to audit any of the Company's Tax Returns. Except as set forth on
Schedule 3.23, no extension of a statute of limitations relating to Taxes is in
-------------
effect with respect to the Company.

          (d)  Lien.  Except for Permitted Encumbrances, there are no
               ----
Encumbrances for Taxes on any of the Assets.

          (e)  Tax Elections.  The Company has not (i) consented at any time
               -------------
under Section 341(f)(1) of the Code to have the provisions of Section 341(f)(2) of the Code apply to any disposition of any Assets; (ii) agreed, or is required, to make any adjustment under Section 481(a) of the Code by reason of a change in accounting method or otherwise other than as a result of the Merger; (iii) made an election, or is required, to treat any Asset as owned by another Person pursuant to the provisions of Section 168(f) of the Code or as tax-exempt bond financed property or tax-exempt use property within the meaning of Section 168 of the Code; (iv) acquired and does not own any assets that directly or indirectly secure any debt the interest on which is tax exempt under Section 103(a) of the Code; or (v) made any of the foregoing elections or is required to apply any of the foregoing rules under any comparable state or local Tax provision. Since its formation, the Company has never been an S Corporation within the meaning of the Code.

          (f)  Prior Affiliated Groups.  The Company is not and has never been a
               -----------------------
member of an affiliated group of corporations within the meaning of Section 1504 of the Code or any group that has filed a combined consolidated or unitary state or local return.

          (g)  Tax Sharing Agreements.  There are no Tax-sharing agreements or
               ----------------------
similar arrangements (including indemnity arrangements) with respect to or involving the Company, the Assets or the Business and, after the Closing Date, none of the Company, the Assets or the Business shall be bound by any such Tax-sharing agreements or similar arrangements or have any Liability thereunder for amounts due in respect of periods prior to the Closing Date.

          (h)  Partnerships.  The Company has no interest in nor is it subject
               ------------
to any joint venture, partnership, limited liability company or other arrangement or contract which is treated as a partnership for federal income tax purposes.

          (i)  USRPHC.  The Company is not and has not been a United State real
               ------
property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in section 897(c)(1)(A)(ii) of the Code.

          (j)  Other Entity Liability.  The Company does not have any Liability
               ----------------------
for the Taxes of any Person (other than Taxes of the Company without regard to the activities of any predecessor) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local, or foreign law), as a transferee or successor, by contract or otherwise.

     3.24  Insurance.  Schedule 3.24 contains a complete and accurate list of
           ---------   -------------
all policies or binders of insurance (showing as to each policy or binder the carrier, policy number, coverage limits, expiration dates, annual premiums, a general description of the type of coverage provided and any pending claims thereunder) of which the Company is the owner, insured or beneficiary. All of such policies are sufficient for (i) compliance with all Regulations and all of the Contracts, (ii) covering all reasonably foreseeable damage to and liabilities or contingencies relating to the Company's conduct of the Business and (iii) providing replacement cost insurance coverage for all of the Assets, Fixtures and Equipment and all leasehold improvements. The Company is not in default under any of such policies or binders, and has not failed to give any notice or to present any material claim under any such policy or binder in a due and timely fashion. There are no facts known to the Company upon which an insurer might be justified in reducing or denying coverage or increasing premiums on existing policies or binders. There are no outstanding unpaid claims under any such policies or binders. Such policies and binders are in full force and effect on the date hereof and shall be kept in full force and effect by the Company through the Closing Date.

     3.25  Accounts Receivable.  Except as contemplated by Schedule 3.25, the
           -------------------                             -------------
accounts and notes receivable reflected in the Balance Sheet, and all accounts or notes receivable arising since the Balance Sheet Date, represent bona fide claims against debtors for sales, services performed or other charges arising on or before the date of recording thereof, and all the goods delivered and services performed which gave rise to said accounts were delivered or performed in accordance with the applicable orders, Contracts or customer requirements.

     3.26  Purchase Commitments and Outstanding Bids.  As of the date of this
           -----------------------------------------
Agreement, the aggregate of all Contracts for the purchase of Inventory by the Company, other than in the ordinary course of business, does not exceed $25,000. No outstanding purchase or outstanding lease commitment of the Company presently is in excess of the normal, ordinary and usual requirements of the Business or was made at any price in excess of the now current market price or contains terms and conditions more onerous than those usual and customary in the Company's business. There are outstanding no pending obligations to lease real property in addition to those identified on Schedule 3.8(c).
                                            ---------------

     3.27  Suppliers.  Schedule 3.27 sets forth a complete and accurate list of
           ---------   -------------
the names and addresses of the ten (10) suppliers with the greatest dollar volume of sales to the Company during the last fiscal year and during the last fiscal quarter, showing the approximate total purchases in dollars by the Company from each such supplier during such fiscal year. Since the Balance Sheet Date, there has been no adverse change in the business relationship of the Company with any supplier named on Schedule 3.27. The Company has not received
                                   -------------
any written communication from any supplier named on Schedule 3.27 of any
                                                     -------------
intention to return, terminate or materially reduce purchases from or supplies to the Company.

     3.28  Brokers; Transaction Costs.  Except as set forth on Schedule 3.28,
           --------------------------                          -------------
the Company has not entered into and will not enter into any contract, agreement, arrangement or understanding with any Person which will result in the obligation of Parent, the Company or any other Person to pay any finder's fee, brokerage commission, or similar payment in connection with the transactions contemplated hereby.

     3.29  No Other Agreements to Sell the Company or the Assets.  The Company
           -----------------------------------------------------
has no legal obligation, absolute or contingent, to any other Person to sell the Assets (other than Inventory in the ordinary course of business) or to sell any capital stock of the Company or to effect any merger, consolidation or other reorganization of the Company or to enter into any agreement with respect thereto, except pursuant to this Agreement.

     3.30  Foreign Corrupt Practices Act.  Neither the Company nor any
           -----------------------------
predecessor, agent, employee or other Person associated with or acting on behalf of the Company or any predecessor has, directly or indirectly, used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds, violated any provision of the Foreign Corrupt Practices Act of 1977, as amended, or made any bribe, rebate, payoff, influence payment, kickback or other similar unlawful payment.

     3.31  Financial Information.  The Company has provided to Parent prior to
           ---------------------
the date hereof certain written financial information prepared by the Company with respect to the Business which information was prepared for internal use only. The Company makes no representation or warranty regarding the accuracy of such financial information or as to whether the estimates contained therein will be achieved, except that the Company represents and warrants that such financial information was prepared in good faith and is based on assumptions believed by it to be reasonable as of the date of this Agreement.

     3.32  Approvals.  Schedule 3.32 contains a list of all material approvals
           ---------   -------------
or consents relating to the Business which are required to be given to or obtained by the Company from any Person in connection with the consummation of the transactions contemplated by this Agreement and the Ancillary Agreements.

     3.33  Takeover Statutes.  No Takeover Statute applicable to the Company is
           -----------------
applicable to the Merger or the transactions contemplated hereby.

     3.34  Material Misstatements Or Omissions.  No representations or
           -----------------------------------
warranties by the Company in this Agreement or any Ancillary Agreement to which it is a party or in any document, written information, exhibit, statement, certificate or schedule heretofore or hereinafter furnished by the Company or any of its Representatives to Parent or Sub pursuant hereto, or in connection with the transactions contemplated by this Agreement or by such Ancillary Agreements contains or will contain any untrue statement of a material fact, or omits or will omit to state any material fact necessary to make the statements or facts contained therein not misleading.

                                   ARTICLE 4
               REPRESENTATIONS AND WARRANTIES OF Parent AND SUB

     As an inducement of the Company to enter into this Agreement, Parent and Sub hereby make, as of the date hereof and as of the Closing Date, the following representations and warranties to the Company, which representations and warranties are, as of the date hereof, and will be, as of the Closing Date, true and correct, except as otherwise set forth in written disclosure schedules (the "Parent Disclosure Schedules") delivered to the Company prior to the date
 ---------------------------
hereof, a copy of which is attached hereto. The Parent Disclosure Schedules are numbered to correspond to the various sections of this Article 4 setting forth certain exceptions to the representations and warranties contained in this
Article 4 and certain other information called for by this Agreement. Notwithstanding any other provision of this Agreement or the Parent Disclosure Schedules, each exception set forth in the Parent Disclosure Schedules will be deemed to qualify each representation and warranty set forth in this Agreement
(i) that is specifically identified (by cross-reference or otherwise) in the Parent Disclosure Schedules as being qualified by such exception or (ii) with respect to which the relevance of such exception is reasonably apparent on the face of the disclosure of such exception set forth in the Parent Disclosure Schedules.

     4.1  Organization.  Parent is a corporation duly organized, validly
          ------------
existing and in good standing under the laws of the State of Delaware, with all requisite corporate power and authority to conduct its business as it is presently being conducted and to own or lease, as applicable, the assets owned or leased by it. Parent is duly qualified to conduct business as a foreign corporation and is in good standing in each jurisdiction in which such qualification is necessary under applicable law as a result of the conduct of its business or the ownership of its properties. Sub is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Sub has not engaged in any business (other than in connection with this Agreement and the transactions contemplated hereby) since the date of its incorporation.

     4.2  Capitalization.
          --------------

          (a)  Stock.  As of the date of this Agreement, the authorized
               -----
capitalization of Parent consists of (i) 50,000,000 shares of Parent Common Stock of which 11,519,313 shares are issued and outstanding and (ii) 5,000,000 shares of Parent Preferred Stock, none of which are issued and outstanding. Parent has no other capital stock authorized, issued or outstanding except as set forth on Schedule 4.2(a).

          (b)  Options.  As of the date of this Agreement, 1,965,297 shares of
               -------
Parent Common Stock are reserved for issuance upon the exercise of outstanding Parent Options.

          (c)  No Other Capital Stock, Options, Warrants.  Except for Parent
               -----------------------------------------
Options referred to above, there are no outstanding options, warrants, convertible securities or rights of any kind to purchase or otherwise acquire any shares of capital stock or other securities of the Company. Except for (i) up to 470,000 shares of Parent Common Stock reserved for issuance pursuant to Parent's 1996 Amended Employee Stock Purchase Plan, (ii) up to 150,000 shares of Parent Common Stock reserved for issuance upon exercise of Parent Options granted under Parent's 1996 Directors' Stock Option Plan, (iii) up to 2,830,000 shares of Parent Common Stock reserved for issuance upon exercise of Parent Options granted under Parent's 1993 Amended Incentive Stock Plan and (iv) and up to 550,000 shares of Parent Common Stock reserved for issuance pursuant to the exercise of Parent Options granted under Parent's 2001 Incentive Stock Plan, no shares of capital stock of Parent are reserved for issuance.

          (d)  Valid Issuances.  All outstanding shares of Parent Common Stock
               ---------------
are, and any shares of Parent Common Stock issued upon exercise of any Parent Option will be, validly issued, fully paid and non-assessable and not subject to any preemptive or similar rights created by statute, Parent's Certificate of Incorporation or Bylaws, or any Contract. The outstanding shares of Parent Common Stock Parent Options have been, and the shares of Parent Common Stock issuable upon the exercise of outstanding Parent Options will be, issued in compliance with all federal and state corporate and securities laws.

          (e) The Merger Shares to be issued pursuant to the terms of this Agreement have been duly authorized and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable.

          (f) The authorized capital stock of Sub consists of 1,000 shares of common stock, par value $0.001 per share, of which 100 shares are issued and outstanding. All of such outstanding shares are owned by Parent and are validly issued, fully paid and non-assessable.

     4.3  Authorization.  Each of Parent and Sub has all necessary corporate
          -------------
power and authority to enter into this Agreement and the Ancillary Agreements to which it is a party and has taken all action necessary to consummate the transactions contemplated hereby and thereby and to perform its respective obligations hereunder and thereunder. This Agreement has been duly executed and delivered by each of Parent and Sub, and this Agreement is, and upon execution and delivery thereof each of the Ancillary Agreements to which Parent or Sub is a party will be, a valid and binding obligation of Parent or Sub, as applicable, enforceable against Parent or Sub, as applicable, in accordance with its terms, except that enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors or (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

     4.4  No Conflict or Violation; Consents.  Except as set forth on Schedule
          ----------------------------------                          --------
4.4, none of the execution, delivery or performance of this Agreement or any
---
Ancillary Agreement, the consummation of the transactions contemplated hereby or thereby, the consummation of the Financing, nor compliance by Parent or Sub with any of the provisions hereof or thereof, will (a) violate or conflict with any provision of the Certificate of Incorporation or Bylaws of Parent or Sub, (b) violate, conflict with, or result in a breach of or constitute a default (with or without notice of passage of time) under, or result in the termination of, or accelerate the performance required by, or result in a right to terminate, accelerate, modify or cancel under, or require a notice under, or result in the creation of any Encumbrance upon any of its assets under, any contract, lease, sublease, license, sublicense, franchise, permit, indenture, agreement or mortgage for borrowed money, instrument of indebtedness, security interest or other arrangement to which Parent or Sub is a party or by which Parent or Sub is bound or to which any of their respective assets are subject, (c) violate any Regulation or Court Order applicable to Parent or Sub or (d) impose any Encumbrance on any assets of Parent or Sub or their respective businesses. Except for filings pursuant to applicable state securities or blue sky laws and Regulation D of the Securities Act or as set forth on Schedule 4.4, no notices
                                                      ------------
to, declaration, filing or registration with, approvals or Consents of, or assignments by, any Persons (including any federal, state or local governmental or administrative authorities) are necessary to be made or obtained by Parent or Sub in connection with the execution, delivery or performance of this Agreement or any Ancillary Agreement to which Parent and/or Sub is a party or the consummation of (i) the transactions contemplated hereby or thereby and (ii) the Financing.

     4.5  SEC Documents; Financial Statements.  Parent has timely filed all
          ------------------------------------
reports required to be filed with the SEC pursuant to the Exchange Act or the Securities Act, and has previously provided or made available to the Company true and correct copies of all reports filed by Parent with the SEC since December 31, 2000 (the "Parent SEC Documents"). As of their respective dates,
                        --------------------
the Parent SEC Documents complied in all material respects with the applicable requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such SEC Documents or such other forms, reports or other documents, and none of the Parent SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of Parent, including the notes thereto, included in the Parent SEC Documents have been prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Form 10-Q of the SEC) and fairly present (subject, in the case of the unaudited statements, to normal, recurring audit adjustments, which were not individually or in the aggregate material) in all material respects the consolidated financial position of Parent and its subsidiaries as at the dates thereof and the results of its operations and cash flows for the periods then ended.

     4.6  Absence of Certain Changes or Events.  Except as otherwise set forth
          ------------------------------------
in the Parent SEC Documents filed prior to the date hereof or on Schedule 4.6, since December 31, 2000, there has not been any Parent Material Adverse Effect.

     4.7  Litigation.  Except as described in the Parent SEC Documents filed
          ----------
prior to the date hereof, there is no Action pending against Parent, or as to which Parent has received written notice, individually or in the aggregate, (i) that is reasonably likely to have a Parent Material Adverse Effect or (ii) with respect to which there is a reasonable likelihood of a determination which would prevent Parent from consummating the transactions contemplated hereby or the Financing.

     4.8  Compliance with Laws.  Parent has conducted its business in compliance
          --------------------
in all material respects with all applicable Regulations and Court Orders. Parent has not received any notice to the effect that, or has otherwise been advised that, Parent is not in compliance with any such Regulations or Court Orders, and Parent has no reason to anticipate that any existing circumstances are likely to result in any violation of any of the foregoing that would have, individually or in the aggregate, a Parent Material Adverse Effect.

     4.9  Tax Matters.  Neither Parent nor any of its Affiliates has taken or
          -----------
agreed to take any action that, to Parent's knowledge, would prevent the Merger from constituting a transaction qualifying as a reorganization under Section 368(a) of the Code.

     4.10  Opinion of Financial Advisor.  The financial advisor of Parent, J.P.
           ----------------------------
Morgan H&Q, has delivered to Parent an opinion dated the date of this Agreement, a copy of which opinion has been delivered to the Company, as to the fairness, from a financial point of view, of the Exchange Ratio.

     4.11  Takeover Statutes.  No Takeover Statute applicable to Parent is
           -----------------
applicable to the Merger or the transactions contemplated hereby.

     4.12  Intellectual Property Rights.  The Parent Proprietary Rights
           ----------------------------
constitute all the Proprietary Rights necessary or desirable to conduct the business of Parent as it is currently conducted or as reasonably contemplated to be conducted. The operation of the Parent's business as currently conducted or as presently proposed to be conducted, including Parent's design, development, use, import, manufacture and sale of the products, technology or services (including products, technology or services currently under development) of Parent do not, to Parent's knowledge, infringe or misappropriate the Proprietary Rights of any Person, violate the rights of any Person (including rights to privacy or publicity), or constitute unfair competition or an unfair trade practice under any applicable Law, and Parent has not received notice from any Person claiming that such operation or any act, product, technology or service (including products, technology or services currently under development) of Parent infringes or misappropriates the Proprietary Rights of any Person or constitutes unfair competition or trade practices under any applicable Law.

     4.13  ERISA Compliance.  Parent and each of the Employee Plans established
           ----------------
or maintained by Parent or its ERISA Affiliates are in compliance in all material respects with ERISA. Except as would not reasonably be expected to result in a Parent Material Adverse Effect, no "reportable event" (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any Employee Plan established or maintained by Parent or its ERISA Affiliates. Except as would not reasonably be expected to result in a Parent Material Adverse Effect, no Employee Plan established or maintained by Parent or its ERISA Affiliates, if such Employee Plan were terminated, would have any "amount of unfunded benefit liabilities" (as defined under ERISA). Except as would not reasonably be expected to result in a Parent Material Adverse Effect, neither Parent nor any of its ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any Employee Plan established or maintained by Parent or any of its ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification, except where the failure to so qualify would not reasonably be expected to result in a Parent Material Adverse Effect.

     4.14  Labor Matters.  Except as set forth on Schedule 4.14, Parent has not
           -------------                          -------------
entered into any severance, "stay-bonus" or similar arrangement in respect of any present or former Employee that will result in any obligation (absolute or contingent) of Parent to make any payment to any present or former Employee following termination of employment or upon consummation of (i) the transactions contemplated by this Agreement (whether or not employment is continued for any specified period after the Effective Time) and (ii) the Financing. Except as set forth on Schedule 4.14, neither the execution and delivery of this Agreement or
         -------------
any Ancillary Agreement, nor the consummation of the transactions contemplated hereby or thereby, or the consummation of the Financing, will result in the acceleration or vesting of any other rights of any Person to benefits under any Employee Plans.

     4.15  Liabilities.  Except as set forth in Schedule 4.15, Parent has no
           -----------                          -------------
Liabilities or obligations (absolute, accrued, contingent or otherwise) except
(i) Liabilities which are reflected and properly reserved against in the financial statements contained in the Parent SEC Documents filed prior to the date hereof, (ii) Liabilities incurred in the ordinary course of business and consistent with past practice since March 31, 2001 and (iii) Liabilities arising under Contracts (other than obligations which are required to be reflected on a balance sheet prepared in accordance with GAAP) of Parent. None of the Liabilities described in this Section 4.15 relates to any breach of Contract, breach of warranty, tort, infringement or violation of law or arose out of any Action.

     4.16  No Other Agreements to Sell Parent or Parent's Assets.  Parent has no
           -----------------------------------------------------
legal obligation, absolute or contingent, to any other Person to sell a material portion of its assets (other than Inventory in the ordinary course of business) or to sell any capital stock of Parent or to effect any merger, consolidation or other reorganization of Parent or to enter into any agreement with respect thereto, except pursuant to this Agreement.

                                   ARTICLE 5
                       ACTIONS BY THE COMPANY AND PARENT

     The Company, Parent and Sub, each as indicated below, covenant as follows:

     5.1  Conduct of Business.  From the date hereof through the Closing Date,
          -------------------
the Company shall, except as otherwise expressly contemplated by this Agreement, or as consented to by Parent in writing, operate the Business solely in the ordinary course of business and in accordance with past practice and will not, in any event, take any action inconsistent with this Agreement, the Ancillary Agreements or the consummation of the Closing. Without limiting the generality of the foregoing, the Company shall not, except as specifically contemplated by this Agreement or as consented to by Parent in writing:

          (a) incur any indebtedness for borrowed money (other than pursuant to revolving credit lines or equipment lines in existence on the date hereof), or assume, guarantee, endorse (other than endorsements for deposit or collection in the ordinary course of business), or otherwise become responsible for obligations of any other Person in excess of $25,000;

          (b) issue (except pursuant to the exercise of Company Options and Company Warrants outstanding on the date of this Agreement and disclosed in
Schedule 3.2) or commit to issue any shares of its capital stock or any other
------------
securities or any securities convertible into shares of its capital stock or any other securities, including, without limitation, any options to acquire capital stock;

          (c) declare, pay or incur any obligation to pay any dividend on its capital stock or declare, make or incur any obligation to make any distribution or redemption or pay any liquidation preference with respect to its capital stock (except with respect to redemption of shares of Company Common Stock from Employees at cost in connection with the termination of an Employee's employment or association, as the case may be, with the Company);

          (d) make any change to the Company's Certificate of Incorporation or Bylaws;

          (e) mortgage, pledge or otherwise encumber any Assets or sell, transfer, license or otherwise dispose of any Assets except for (i) the sale of inventory to customers in the ordinary course of business and consistent with past practice, (ii) Assets with an aggregate book value of $25,000 or less,
(iii) the grant of licenses in the ordinary course of business and consistent with past practice, and (iv) pursuant to Contracts listed on Schedule 3.11;
                                                             -------------

          (f) cancel, release or assign any indebtedness owed to it or any claims or rights held by it, except pursuant to Contracts listed on Schedule 3.11;

          (g) make any investment or commitment of a capital nature either by purchase of stock or securities, contributions to capital, property transfer or otherwise, or by the purchase of any property or assets of any other Person in excess of $25,000 in the aggregate;

          (h) terminate any material Contract or make any change in any material Contract;

          (i) enter into or modify any employment Contract, (ii) pay any compensation to or for any Employee, officer or director other than in the ordinary course of business and pursuant to existing employment arrangements,
(iii) pay or agree to pay any bonus, incentive compensation, service award, severance, "stay bonus" or other like benefit or
(iv) enter into or modify any other Employee Plan;

          (j) take any action that will result in (i) the acceleration or vesting of any rights of any Person to benefits under any Employee Plan or (ii) any obligation (absolute or contingent) of the Company to make any payment to any present or former Employee following termination of employment or upon consummation of the transactions contemplated by this Agreement (whether or not employment is continued for any specified period after the Effective Time);

          (k) enter into or modify any Contract or other arrangement with a Related Party;

          (l) make any change in any method of accounting or accounting practice;

          (m) fail to comply with all Regulations applicable to the Assets and the Business consistent with past practices, except for any such failures that, individually or in the aggregate, are not reasonably likely to have a Company Material Adverse Effect;

          (n) fail to use its commercial best efforts to (i) maintain the Business, (ii) retain the Employees so that such Employees will remain available to the Surviving Corporation on and after the Closing Date, (iii) maintain existing relationships with material collaborators, suppliers and customers and others having business dealings with Parent and (iv) otherwise to preserve the goodwill of the Business so that such relationships and goodwill will be preserved on and after the Closing Date;

          (o) make or change any election in respect of Taxes, adopt or change any material accounting method in respect of Taxes, enter into any tax allocation agreement, tax sharing agreement, tax indemnity agreement or closing agreement, settle or compromise any claim, notice, audit report or assessment in respect of Taxes, or consent to any extension or waiver of the limitation period applicable to any claim or assessment in respect of Taxes; or

          (p) directly or indirectly take, agree to take or otherwise permit to occur any of the actions described in Sections 5.1(a) through 5.1(o).

     5.2  Conduct of Parent's Business.  From the date hereof through the
          ----------------------------
Closing Date, Parent shall not, except as otherwise expressly contemplated by this Agreement, or as consented to by the Company in writing, take any action inconsistent with this Agreement, the Ancillary Agreements or the consummation of the Closing. Without limiting the generality of the foregoing, Parent shall not, except as specifically contemplated by this Agreement or as consented to by the Company in writing:

          (a) enter into or modify any employment Contract, (ii) pay any compensation to or for any employee, officer or director other than in the ordinary course of business and pursuant to existing employment arrangements,
(iii) pay or agree to pay any bonus, incentive compensation, service award, severance, "stay bonus" or other like benefit or (iv) enter into or modify any other employee benefit plan;

          (b) take any action that will result in (i) the acceleration or vesting of any rights of any Person to benefits under any Employee Plan or (ii) any obligation (absolute or contingent) of Parent to make any payment to any present or former Employee following termination of employment or upon consummation of the transactions contemplated by this Agreement (whether or not employment is continued for any specified period after the Effective Time); or

          (c) directly or indirectly take, agree to take or otherwise permit to occur any of the actions described in Sections 5.2(a) or 5.2(b).

     5.3  Approval of Stockholders of the Company.
          ---------------------------------------

          (a) As soon as reasonably practicable after the date hereof, the Company shall take all action necessary to obtain from its stockholders necessary approval in connection with this Agreement and the transactions contemplated hereby (including the Merger). The Company agrees that it will submit to its stockholders a written consent in lieu of a meeting of such stockholders (the "Stockholder Consent") (a) approving the execution, delivery
                   -------------------
and performance by the Company of this Agreement and each of the Ancillary Agreements to which it is a party, and the consummation of the transactions contemplated hereby and thereby, (b) in the case of a holder of Company Preferred Stock, agreeing not to treat the transactions contemplated by this Agreement as a liquidation entitling such holder of Company Preferred Stock to a liquidation preference, and (c) expressly waiving any dissenters' appraisal or similar remedy available under the DGCL or other applicable law. The Company, acting through its Board of Directors, shall (i) recommend approval and adoption of this Agreement and the Merger by the Stockholders and (ii) obtain the "approval of the stockholders" of the Company within the meaning of the DGCL to this Agreement and the transactions contemplated hereby and to enable the Closing to occur as promptly as practicable. The Board of Directors of the Company shall not withdraw, amend or modify in a manner adverse to Parent its recommendation referred to in clause (i) of the preceding sentence (or publicly announce its intention to do so), except that such Board of Directors shall be permitted to withdraw, amend or modify its recommendation (or publicly announce its intention to do so) if (x) the Company has complied with Section 5.6, (y) a Superior Company Transaction shall have been proposed by any Person other than Parent and such proposal is pending at the time of such withdrawal, amendment or modification and (z) the Company shall have notified Parent of such Superior Company Transaction at least five days in advance of such withdrawal, amendment or modification.

          (b)  "Superior Company Transaction" means any bona fide written
                ----------------------------
proposal with respect to a transaction involving all of the outstanding Company Stock or all or substantially all of the Assets which the Board of Directors of the Company determines, in its good faith judgment, (i) contains terms which are more favorable and provide greater value to the Company's stockholders than this Agreement and the Merger taken as a whole and (ii) is reasonably capable of being completed on substantially the terms proposed (including consideration as to whether such proposal is fully financed, if applicable).

          (c) Concurrently with the execution and delivery of this Agreement, the Company has delivered to Parent an executed Stockholder Support Agreement from Stockholders beneficially owning in the aggregate shares of Company Common Stock representing not less than 51% of the issued and outstanding Company Common Stock entitled to vote with respect to the Merger.

     5.4  Approval of Parent Stockholders.  As soon as reasonably practicable
          -------------------------------
after the date hereof, Parent shall take all action necessary to obtain from its stockholders necessary approval in connection with this Agreement and the transactions contemplated hereby (including the Merger and the issuance of the Merger Shares), including, without limitation, preparing, filing with the SEC and mailing to its stockholders a proxy statement with respect thereto, and duly calling, giving notice of, convening and holding a meeting or meetings of its stockholders for such purpose. Parent, acting through its Board of Directors, shall (i) recommend approval and adoption of this Agreement and the Merger by the stockholders of Parent and (ii) use all commercially reasonable efforts to obtain the "approval of the stockholders" of Parent within the meaning of the DGCL to this Agreement and the transactions contemplated hereby and to enable the Closing to occur as promptly as practicable. The Board of Directors of Parent shall not withdraw, amend or modify in a manner adverse to the Company its recommendation referred to in clause (i) of the preceding sentence (or publicly announce its intention to do so), except that such Board of Directors shall be permitted to withdraw, amend or modify its recommendation (or publicly announce its intention to do so) if (x) Parent has complied with Section 5.6,
(y) a Superior Parent Transaction shall have been proposed by any Person other than the Company and such proposal is pending at the time of such withdrawal, amendment or modification and (z) Parent shall have notified the Company of such Superior Parent Transaction at least five days in advance of such withdrawal, amendment or modification.

          (b)  "Superior Parent Transaction" means any bona fide written
                ---------------------------
proposal with respect to a transaction involving a majority of the outstanding Parent Common Stock or all or substantially all of the assets of Parent which the Board of Directors of Parent determines, in its good faith judgment, (i) contains terms which are more favorable and provide greater value to Parent's stockholders than this Agreement and the Merger taken as a whole and (ii) is reasonably capable of being completed on substantially the terms proposed (including consideration as to whether such proposal is fully financed, if applicable).

     5.5  Access.  From the date hereof through the Closing Date, each of the
          ------
Company and Parent shall, and shall cause its officers, Employees and Representatives to, afford the Representatives of the other party upon reasonable notice and at all reasonable times access to its business for the purpose of inspecting the same, and to its officers, employees and Representatives, properties, books and records, contracts and assets, and shall furnish the other party and its Representatives, upon reasonable notice and in a timely manner, all financial, operating and other data and information as the other party, or its affiliates, through their respective Representatives, may reasonably request.

     5.6  Notification of Certain Matters.  Each of the Company and Parent shall
          -------------------------------
give prompt notice to the other party of (i) the occurrence, or failure to occur, of any event which occurrence or failure would be likely to cause any representation or warranty of the party giving such notice contained in this Agreement to be untrue or inaccurate in any material respect and (ii) any material failure of the party giving such notice to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder or under any Ancillary Agreement; provided, however, that such disclosure shall not be deemed to cure any breach of a representation, warranty, covenant or agreement or to satisfy any condition, and provided further that no party shall have the right to terminate this Agreement pursuant to Section 9.1 as a result of the other party's failure to promptly
            -----------
give such notice so long as any such occurrence or failure required to be contained in such notice, individually or in the aggregate, has not had and is not reasonably likely to have a Material Adverse Effect with respect to the other party. Each of the Company and Parent shall promptly notify the other party of any Default, the threat or commencement of any Action, or any development that occurs before the Closing that could reasonably be expected to result in a Material Adverse Effect. In addition, the Company shall promptly notify Parent in the event it determines to commence any Action or other legal proceeding and shall keep Parent reasonably informed as to the status of any such Action or proceeding.

     5.7  No Mergers, Consolidations, Sale of Stock, etc.  Neither the Company
          ----------------------------------------------
nor Parent will, directly or indirectly, through any Representative or otherwise, (a) solicit any inquiries or proposals or enter into or continue any discussions, negotiations or agreements relating to (i) the sale or exchange of its capital stock, (ii) the merger of itself with, or the direct or indirect disposition of a significant amount of its assets or its business to, any Person other than Parent or the Company, as applicable, or (iii) the licensing of the its Proprietary Rights to any Person, (except in the ordinary course of business and consistent with past practice), or (b) provide any assistance or any information to any Person in connection with any such inquiry, proposal or transaction; provided, however, that nothing contained in this Agreement shall prevent Parent or the Company from furnishing information to, or entering into discussions or negotiations with, any Person in connection with an unsolicited bona fide written Proposed Acquisition Transaction if and only to the extent that (x) the Board of Directors of Parent or the Company, as the case may be, determines that such Proposed Acquisition Transaction is reasonably likely to result in a Superior Parent Transaction or Superior Company Transaction, as the case may be, (y) prior to furnishing such information or entering into such discussions or negotiations, the applicable Board of Directors receives from such Person an executed confidentiality agreement with terms no more favorable to such Person than those contained in the Confidentiality Agreement and (z) prior to recommending a Superior Parent Transaction or Superior Company Transaction, as the case may be, Parent or the Company provides the other party at least five business days' prior notice of its intention to make such a recommendation, during which time the Company or Parent, as the case may be, may make, and in such case the other party shall consider in good faith, a counterproposal to such Superior Parent Transaction or Superior Company Transaction, as the case may be. Each of the Company and Parent represents that it is not now engaged in discussions or negotiations with any party other than the other party to this Agreement, with respect to any transaction of the kind described in clauses (a) (i) through (a) (iii) of the preceding sentence (a "Proposed Acquisition Transaction"). Each of the Company and Parent agrees not
 --------------------------------
to release any third party from, or waive any provision of, any confidentiality or standstill agreement to which any of them is a party. Each of the Company and Parent shall (x) promptly notify the other party (orally and in writing) if any offer is made, any discussions or negotiations are sought to be initiated, any inquiry, proposal or contact is made or any information is requested with respect to any Proposed Acquisition Transaction, (y) promptly notify the other party of the terms of any proposal which it may receive in respect of any such Proposed Acquisition Transaction, including, without limitation, the identity of the prospective purchaser or soliciting party and (z) keep the other party informed of the status of such offer and the offeror's efforts and activities with respect thereto.

         Notwithstanding the foregoing, in the event that the Closing has not occurred on or prior to November 30, 2001, each of Parent and the Company may arrange for alternate financing through the issuance and sale of equity or debt securities; provided, however, that (a) the negotiation and/or completion of any such alternate financing shall not affect the rights and obligations of any party under this Agreement, including, without limitation, each party's obligations under Section 5.11 and (b) in the event that any such alternate financing is completed prior to December 31, 2001, the purchaser of any such securities shall, as a condition to the completion of such financing, execute an irrevocable written consent approving the transactions contemplated hereby and the Financing, which consent shall be reasonably acceptable in form and substance (i) to Parent, in the case of such an alternate financing by the Company or (ii) the Company, in the case of such an alternate financing by Parent.

     5.8  Nasdaq National Market Listing of Merger Shares.  Parent shall use
          -----------------------------------------------
its commercially reasonable efforts to cause the Merger Shares to be authorized for listing on the Nasdaq National Market, subject to official notice of issuance.

     5.9  Company's Auditors.  The Company will use commercially reasonable
          ------------------
efforts to cause its management to facilitate on a timely basis (i) the preparation of financial statements (including pro forma financial statements if required) as required by Parent to comply with applicable SEC regulations and
(ii) the review of any Company or predecessor audit work papers, including, as applicable, the review of selected interim financial statements and data.

     5.10  Takeover Statutes; Stockholder Rights Plan.  If any Takeover Statute
           ------------------------------------------
or stockholder rights plan is or may become applicable to the transactions contemplated hereby or the Financing, the Boards of Directors of the Company and Parent will grant such approvals and take such actions as are commercially reasonably and necessary so that the transactions contemplated hereby and the Financing may be consummated as promptly as practicable on the terms contemplated hereby and by the Financing and otherwise act to eliminate the effects of any Takeover Statute or stockholder rights plan on any of the transactions contemplated hereby or by the Financing.

     5.11  Further Assurances.  Upon the terms and subject to the conditions
           ------------------
contained herein, the parties agree, in each case both before and after the Closing, (i) to use all commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement and the Ancillary Agreements, (ii) to execute any documents, instruments or conveyances of any kind which may be reasonably necessary or advisable to carry out any of the transactions contemplated hereunder and thereunder, and (iii) to cooperate with each other in connection with the foregoing. Without limiting the foregoing, the parties agree to use their respective reasonable commercial efforts (A) to obtain any necessary Consents (including, without limitation, all filings required to be made under the HSR Act with respect to this Agreement and the transactions contemplated hereby),
(B) to give all notices to, and make all registrations and filings with third parties, including submissions of information requested by governmental authorities, (C) to fulfill all other conditions to this Agreement and (D) to cooperate in the preparation and distribution to the Stockholders of an information statement as may be necessary to perfect an exemption from the registration requirements of the Securities Act in connection with the issuance of shares of Parent Common Stock to such Stockholders and the other transactions contemplated by this Agreement. Notwithstanding the foregoing, (y) no amendment or modification shall be made to any Contract to obtain any required Consent without the prior written consent of Parent and (z) no party hereto or any of their respective Affiliates shall be required to sell, transfer, divest or otherwise dispose of any of its respective business, assets or properties in connection with this Agreement or any of the transactions contemplated hereby.

     5.12  Directors.  At Effective Time, (a) certain members of the Board of
           ---------
Directors of Parent shall resign from the Board of Directors of Parent and (b) the Board of Directors of Parent shall appoint Mark B. Skaletsky to the Board of Directors of Parent, to hold office in accordance with the Certificate of Incorporation and Bylaws of Parent, and until his successor is duly elected or appointed and qualified in the manner provided in the Certificate of Incorporation and Bylaws of Parent and in accordance with applicable law. Mark
B. Skaletsky shall serve as the Chairman of the Board of Directors of Parent.

     5.13  President and Chief Executive Officer.  At the Effective Time, (a)
           -------------------------------------
James E. Rurka shall resign from his position as Parent's President and Chief Executive Officer and (b) the Board of Directors of Parent shall appoint Mark B. Skaletsky as the President and Chief Executive Officer of Parent to serve at the leisure of the Board of Directors of Parent.

     5.14  Parent Name; Headquarters.  In connection with the transactions
           -------------------------
contemplated by this Agreement, Parent will (a) change its name to Essential Therapeutics, Inc. and (b) relocate its corporate headquarters to Waltham, Massachusetts.

     5.15  Confidentiality Agreement.  The parties acknowledge that Parent and
           -------------------------
the Company have previously executed a Mutual Non-Disclosure Agreement, dated as of May 14, 2001 (the "Confidentiality Agreement"), which shall continue in full
                      -------------------------
force and effect in accordance with its terms, except as may be expressly modified herein.

     5.16  Indemnification; Directors' and Officers' Insurance, etc.
           --------------------------------------------------------

          (a) Parent shall, to the fullest extent permitted by law, cause the Surviving Corporation (from and after the Effective Time) to honor all the Company's obligations (including, to the extent provided as of the date hereof, reimbursement and/or advances for payment of reasonable attorneys' fees) to indemnify, defend and hold harmless (including any obligations to advance funds for expenses) the current and former directors and officers of the Company against all losses, claims, damages or liabilities arising out of acts or omissions by any such directors and officers occurring prior to the Effective Time to the maximum extent that such obligations of the Company exist on the date of this Agreement, whether pursuant to the Company's Certificate of Incorporation, the Company's Bylaws, the DGCL, or otherwise, and such obligation shall survive the Merger and shall continue in full force and effect in accordance with the terms of the Company's Certificate of Incorporation, the Company's Bylaws, the DGCL and individual indemnity agreements from the Effective Time until the expiration of the applicable statute of limitations or agreement, as the case may be, with respect to any claims against such directors or officers arising out of such acts or omissions, provided, however, that the Company shall have no such obligations with respect to any such losses, claims, damages or liabilities arising out of or in connection with any such acts or omissions (i) made by any such current or former director or officer in bad faith, (ii) from which any such current or former director or officer derived an improper personal benefit or
(iii) which constitutes a breach of any such current or former director's or officer's fiduciary duties.

          (b) Parent shall cause to be maintained in effect for a period of six years from the Effective Time the current policies of directors' and officers' liability insurance maintained by the Company (provided that Parent may substitute therefor policies of at least the same coverage containing terms and conditions which are not materially less advantageous) with respect to matters or events occurring prior to the Effective Time.

          (c)  If the Surviving Corporation or any of its successors or assigns
(i) consolidates with or merges into another Person and the Surviving Corporation shall not be the continuing or surviving corporation or entity of such consolidation or merger and the continuing or surviving entity does not assume the obligations of the Surviving Corporation set forth in this Section
5.16 or (ii) transfers all or substantially all of its properties and assets to any Person, then proper provision shall be made so that the successors and assigns of the Surviving Corporation assume, as a matter of law or otherwise, the obligations set forth in this Section 5.16.

     5.17   Tax Matters.  Parent and the Company shall take no action following
            -----------
the Merger that prevents the Merger from constituting a transaction qualifying as a reorganization under Section 368(a) of the Code. Following the Merger, Parent or one or more members of Parent's qualified group (as defined in Treasury Regulation Section 1.368-1(d)(4)(ii)) will either continue the Company's historic business or use a significant portion of the Company's historic business assets in a business. Parent has no plan or intention to, and in the one-year period following the Merger, Parent shall not, (a) liquidate the Company, merge the Company into another Person or sell or otherwise dispose of any of the stock of the Company, (b) cause or permit the Company to sell or dispose of any of the Assets, except for dispositions made in the ordinary course of business or (c) redeem or otherwise reacquire any of the Parent Common Stock issued in the Merger. Notwithstanding the preceding sentence, Parent shall not be precluded from (i) transferring all or part of the stock of the Company to a corporation controlled by Parent within the meaning of Section 368(c) of the Code or (ii) causing or permitting the Company to transfer all or part of the Assets to a corporation controlled by the Company within the meaning of
Section 368(c) of the Code, provided that in the case of any transfer permitted under this sentence Parent shall not cause or permit the transferee to make a successive transfer of such stock or Assets other than to a corporation controlled by such transferee within the meaning of Section 368(c) of the Code.

     5.18  Bridge Financing.  In the event that the Closing has not occurred on
           ----------------
or prior to September 30, 2001, the Company may from time to time request in writing that Parent make working capital advances to the Company in an aggregate amount not to exceed $1.5 million ($1,500,000). Within five business days after receipt of such a request and subject to Parent's receipt from the Company of an executed Note (as defined), Parent shall make the requested funds available to the Company via wire transfer of immediately available funds. All working capital advances made by Parent to the Company pursuant to this Section 5.18 shall be evidenced by a promissory note in the form attached hereto as Exhibit F
                                                                       ---------
(the "Note").  The Note shall become due, and the principal and accrued interest
      ----
thereon shall be payable by the Company, immediately upon the termination of this Agreement for any reason. Notwithstanding any other provision of this Agreement, the Company shall have no rights to terminate this Agreement pursuant to Section 9.1(f) after such date as Parent has made any working capital advances to the Company pursuant to this Section 5.18.

                                   ARTICLE 6
                    CONDITIONS TO THE COMPANY'S OBLIGATIONS

     The obligations of the Company to effect the Merger and complete the related transactions contemplated by this Agreement are subject, in the discretion of the Company, to the satisfaction or waiver, on or prior to the Closing Date, of each of the following conditions:

     6.1  Representations, Warranties and Covenants.  All representations and
          -----------------------------------------
warranties of Parent and Sub contained in this Agreement shall be true and correct at and as of the Closing Date (except for representations and warranties which expressly refer to a particular date, which shall be true and correct as of such date) as if such representations and warranties were made at and as of the Closing Date, except (i) for changes contemplated by this Agreement and (ii) where the reason for or circumstances giving rise to the failure of one or more representations and warranties to be true and correct, individually or in the aggregate and without regard to any qualification as to materiality or Parent Material Adverse Effect, has not had and is not reasonably likely to have a Parent Material Adverse Effect. Parent and Sub shall have performed in all material respects all agreements and covenants required hereby to be performed by them prior to or at the Closing Date . There shall be delivered to the Company a certificate of Parent signed by its Chief Executive Officer to the foregoing effect ("Parent Closing Certificate").
                   --------------------------

     6.2  Consents.  All Consents, approvals and waivers from governmental
          --------
authorities and other parties necessary to permit consummation of the Merger as contemplated hereby and for the operation of the business of Parent after the Closing (including all third party consents) shall have been obtained, except for such non-governmental consents or approvals as would not, individually or in the aggregate, have a Parent Material Adverse Effect. The Company shall be satisfied that all approvals required under any Regulations to permit Parent and Sub to carry out the transactions contemplated by this Agreement and the Ancillary Agreements (including, without limitation, the expiration or termination of the waiting period under the HSR Act) shall have been obtained, except for such non-governmental consents or approvals as would not, individually or in the aggregate, have a Parent Material Adverse Effect.

     6.3  No Restraints or Court Orders.  No temporary restraining order,
          -----------------------------
preliminary or permanent injunction, or other order issued by any court or competent jurisdiction, or other legal restraint or prohibition preventing the consummation of the Merger, will be in effect, and no petition or request by any governmental authority or agency for any such injunction or other order will be pending. There shall not be any Regulation or Court Order that makes the acquisition of the Company Stock contemplated hereby illegal or otherwise prohibited or that otherwise may have a Parent Material Adverse Effect.

     6.4  Closing Documents.  Parent shall have delivered to the Company the
          -----------------
documents and other items described in Section 8.2 and such other documents and items as the Company may reasonably require.

     6.5   Material Adverse Change. There shall not have been any Parent
           -----------------------
Material Adverse Change.

     6.6   Financing. The Company shall have entered into definitive agreements
           ---------
with regard to the Financing, and such agreements shall be in full force and effect. The consummation of the Financing shall occur simultaneously with the Closing.

     6.7   Nasdaq Listing. The shares of Parent Common Stock into which shares
           --------------
of Company Stock will be converted in the Merger will have been authorized for listing, subject to official notice of issuance, on the Nasdaq National Market.

     6.8   Severance Agreements. Parent shall have entered into a Severance
           --------------------
Agreement with each of Mark B. Skaletsky, Paul Mellett, Manuel Navia, and Patrick Connelly, and each such Severance Agreement shall be in full force and effect.

     6.9   Stockholders Agreement. Parent shall have entered into the
           ----------------------
Stockholders Agreement with each of Mark B. Skaletsky, Paul Mellett, Manuel Navia, Patrick Connelly, Mass Ventures LLC and Michael Dailey, and such Stockholders Agreement shall be in full force and effect.

     6.10  Option Agreement. Parent shall have entered into an Option Agreement
           ----------------
with the Company pursuant to which Parent shall have granted the Company an option to purchase shares of Parent Common Stock under certain circumstances, and such Option Agreement shall not have been terminated prior to the Effective Time.

     6.11  Stockholder Approval. The stockholders of Parent shall have approved
           --------------------
this Agreement and the transactions contemplated hereby (including the Merger) and shall have taken all further actions related to the due authorization of the Merger as may be required under the DGCL.

                                   ARTICLE 7
                 CONDITIONS TO PARENT'S AND SUB'S OBLIGATIONS

     The obligations of Parent and Sub to effect the Merger and complete the related transactions contemplated by this Agreement are subject, in the discretion of Parent, to the satisfaction or waiver, on or prior to the Closing Date, of each of the following conditions:

     7.1   Representations, Warranties and Covenants. All representations and
           -----------------------------------------
warranties of the Company contained in this Agreement shall be true and correct at and as of the Closing Date (except for representations and warranties which expressly refer to a particular date, which shall be true and correct as of such date) as if such representations and warranties were made at and as of the Closing Date, except (i) for changes contemplated by this Agreement and (ii) where the reason for or circumstances giving rise to the failure of one or more representations and warranties to be true and correct, individually or in the aggregate and without regard to any qualification as to materiality or Company Material Adverse Effect, has not had and is not reasonably likely to have a Company Material Adverse Effect. The Company shall have performed in all material respects all agreements and covenants required hereby to be performed by it prior to or at the Closing Date. There shall be delivered to Parent a certificate of the

Company signed by its Chief Executive Officer to the foregoing effect (the "Company Closing Certificate").
 ---------------------------

     7.2   Consents. All Consents, approvals and waivers from governmental
           --------
authorities and other parties necessary to permit consummation of the Merger as contemplated hereby and for the operation of the Business after the Closing (including all required third party consents under the Contracts) shall have been obtained except for such non-governmental consents or approvals as would not, individually or in the aggregate, have a Company Material Adverse Effect. Parent shall be satisfied that all approvals required under any Regulations to permit the Company and the Stockholders to carry out the transactions contemplated by this Agreement and the Ancillary Agreements (including, without limitation, the expiration or termination of the waiting period under the HSR
Act) shall have been obtained, except for such non-governmental consents or approvals as would not, individually or in the aggregate, have a Company Material Adverse Effect.

     7.3   No Restraints or Court Orders. No temporary restraining order,
           -----------------------------
preliminary or permanent injunction, or other order issued by any court of competent jurisdiction, or other legal restraint or prohibition preventing the consummation of the Merger, will be in effect, and no petition or request by any governmental authority or agency for any such injunction or other order will be pending. There shall not be any Regulation or Court Order that makes the acquisition of the Company Stock contemplated hereby illegal or otherwise prohibited or that otherwise may have a Company Material Adverse Effect.

     7.4   Closing Documents. The Company shall have delivered to Parent the
           -----------------
documents and other items described in Section 8.1 and such other documents and items as Parent may reasonably require.

     7.5   Exemption under Federal and State Securities Laws. Parent shall have
           -------------------------------------------------
received questionnaires and other documentation reasonably requested by Parent from the Company and/or the Stockholders evidencing that, in connection with the transactions contemplated by this Agreement, there are no more than 35 purchasers of securities from Parent (within the meaning of Rule 506 under the Securities Act).

     7.6   Stockholder Approval. The stockholders of Parent shall have approved
           --------------------
this Agreement and the transactions contemplated hereby (including the Merger) and shall have taken all further actions related to the due authorization of the Merger as may be required under the DGCL.

     7.7   Tax Matters. No new elections with respect to Taxes, or changes in
           -----------
current elections with respect to Taxes, affecting the Company shall have been made after the date of this Agreement without the prior written consent of Parent, which consent shall not be unreasonably withheld.

     7.8   Severance Agreements. Each of Mark B. Skaletsky, Paul Mellett, Manuel
           --------------------
Navia, and Patrick Connelly shall have entered into an Severance Agreement with Parent, and each such Severance Agreement shall be in full force and effect.

     7.9   Stockholders Agreement. Each of Mark B. Skaletsky, Paul Mellett,
           ----------------------
Manuel Navia, Patrick Connelly, Mass Ventures LLC and Michael Dailey shall have entered into the Stockholders Agreement with Parent, and such Stockholders Agreement shall be in full force and effect.

     7.10  First Amended and Restated Executive Stock Purchase Agreement. Mark
           -------------------------------------------------------------
B. Skaletsky and the Company shall have entered into the First Amended and Restated Executive Stock Purchase Agreement, and such First Amended and Restated Executive Stock Purchase Agreement shall be in full force and effect.

     7.11  Execution of Stockholder Consents. Stockholders beneficially owning
           ---------------------------------
in the aggregate shares of Company Stock representing not less than 51% of the issued and outstanding Company Common Stock and not less than 51% of the issued and outstanding Company Preferred Stock, in each case entitled to vote with respect to the Merger, shall have duly executed and delivered the Stockholder Consent.

     7.12  Material Adverse Change. There shall not have been any Company
           -----------------------
Material Adverse Change.

     7.13  Financing. Parent shall have entered into definitive agreements with
           ---------
regard to the Financing, and such agreements shall be in full force and effect. The consummation of the Financing shall occur simultaneously with the Closing.

     7.14  Option Agreement. Parent shall have entered into an Option Agreement
           ----------------
with the Company pursuant to which the Company shall have granted Parent an option to purchase shares of Company Common Stock under certain circumstances, and such Option Agreement shall not have been terminated prior to the Effective Time.

     7.15  FIRPTA Compliance. A statement in the form reasonably acceptable to
           -----------------
Parent for purposes of satisfying Parent's obligations under Treasury Regulation
Section 1.445-2(c)(3) shall be executed and delivered.

                                   ARTICLE 8
                                    CLOSING

     On the Closing Date:

     8.1   Deliveries by the Company. The Company shall deliver (or cause to be
           -------------------------
delivered) to Parent:

           (a) the Ancillary Agreements, other than the Severance Agreements, the Option Agreements and the Stockholder Support Agreements (all of which shall be executed and delivered on the date hereof), duly executed by each party thereto other than Parent and Sub;

           (b) any Consents that the Company has obtained in order to satisfy the conditions in Section 7.2;

           (c)  the Company Closing Certificate; and

           (d) Certificates representing the shares of Company Stock to be canceled in connection with the Merger that have been obtained by the Company on or prior to the Closing Date.

     8.2   Deliveries by Parent. Parent shall deliver to the Company:
           --------------------

           (a) the Ancillary Agreements, other than the Severance Agreements, the Option Agreements and the Stockholder Support Agreements (all of which shall be executed and delivered on the date hereof), duly executed by Parent and/or Sub, as applicable;

           (b) any Consents that Parent or Sub has obtained in order to satisfy the conditions in Section 6.2;

           (c)  the Parent Closing Certificate; and

           (d) certificates representing the Merger Shares to be issued to those Stockholders that have delivered any Certificates and letter of transmittal or affidavit, as provided in Section 2.10.

                                   ARTICLE 9
                                 MISCELLANEOUS

     9.1   Termination. This Agreement may be terminated at any time prior to
           -----------
Closing:

           (a)  by the written agreement of Parent and the Company;

           (b) by Parent or the Company if the Closing shall not have occurred on or before December 31, 2001, other than due to a breach of this Agreement by the party seeking to terminate;

           (c) by Parent if there is a breach of any representation or warranty set forth in Article 3 or any covenant or agreement to be complied with or performed by the Company pursuant to the terms of this Agreement, except for breaches that, without regard to any qualifications as to materiality or Company Material Adverse Effect contained in such representations, warranties, covenants or agreements, have not had and are not reasonably likely to have a Company Material Adverse Effect, and such breach persists for fourteen (14) days or more after written notice is given, so long as any such breach is not caused by the action or inaction of Parent or Sub;

           (d) by the Company if there is a breach of any representation or warranty set forth in Article 4 hereof or of any covenant or agreement to be complied with or performed by Parent or Sub pursuant to the terms of this Agreement, except for breaches that, without regard to any qualifications as to materiality or Parent Material Adverse Effect contained in such representations, warranties, covenants or agreements, have not had and are not reasonably likely to have a Parent Material Adverse Effect, and such breach persists for fourteen
(14) days or more after written notice is given, so long as any such breach is not caused by the action or inaction of the Company or any of the Stockholders;

           (e) by Parent or the Company if any required approval of the stockholders of Parent for this Agreement, the Merger or the Financing shall not have been obtained at a duly held meeting of stockholders or at any adjournment thereof;

           (f)  subject to the provisions of Section 5.18, by the Company (but
                                             ------------
only prior to approval by the Stockholders) to accept a Superior Company Transaction in accordance with the provisions of Section 5.6, provided that such termination under this Section 9.1(f) shall not be effective until the Company has made payment of the fee and expenses required by Section 9.3;

           (g) by Parent (but only prior to approval by the stockholders of Parent) to accept a Superior Parent Transaction in accordance with the provisions of Section 5.6, provided that such termination under this Section 9.1(g) shall not be effective until Parent has made payment of the fee and expenses required by Section 9.3;

           (h) by the Company if Parent materially breaches its obligations pursuant to Section 5.18, and such breach persists for two (2) business days or more after written notice is given, so long as any such breach is not caused by the action or inaction of the Company or any of the Stockholders; or

           (i) by Parent if, as of the date of the special meeting of stockholders of Parent held in connection with the transactions contemplated by this Agreement, the Company shall not have provided to Parent written consents approving this Agreement and the Merger executed by Stockholders beneficially owning in the aggregate shares of Company Common Stock representing not less than 51% of the issued and outstanding Company Common Stock and not less than 51% of the issued and outstanding Company Preferred Stock, in each case to the extent required to approve the Merger.

     9.2   Effect of Termination. In the event of the termination of this
           ---------------------
Agreement pursuant to Section 9.1, this Agreement shall forthwith become void and no party hereto shall have any liability to any other party except (i) as set forth in Section 9.3, (ii) that no such termination shall relieve any party from liability by reason of any willful breach by such party of its representations, warranties, covenants or other agreements contained in this Agreement; and (iii) the provisions of Sections 5.16, 9.3 through 9.19 of this Agreement and the Confidentiality Agreement shall remain in full force and effect and survive any termination of this Agreement.

     9.3   Fees and Merger Expenses.
           ------------------------

           (a)  Parent Merger Expenses. If the Company terminates this Agreement
                ----------------------
pursuant to Section 9.1(f) or Parent terminates this Agreement pursuant to
Section 9.1(i), then the Company shall pay to Parent, within one business day after request by Parent (accompanied by reasonably detailed documentation to the extent reasonably requested by the Company) from time to time, all of Parent's out-of-pocket expenses and fees actually incurred in connection with this Agreement and the transactions contemplated herein (including, without limitation, fees and expenses payable to all banks, investment banking firms and other financial institutions and their respective agents and counsel for arranging or providing financial advice with respect to the Merger and all reasonable fees and expenses of counsel, accountants, experts and consultants).

           (b)  Company Merger Expenses. If Parent or the Company terminates
                -----------------------
this Agreement pursuant to Section 9.1(e) or if Parent terminates this Agreement pursuant to Section 9.1(g), then Parent shall pay to the Company, within one business day after request by the Company (accompanied by reasonably detailed documentation to the extent reasonably requested by Parent) from time to time, all of the Company's out-of-pocket expenses and fees actually incurred in connection with this Agreement and the transactions contemplated herein (including, without limitation, fees and expenses payable to all banks, investment banking firms and other financial institutions and their respective agents and counsel for arranging or providing financial advice with respect to the Merger and all reasonable fees and expenses of counsel, accountants, experts and consultants).

           (c)  Termination Fee.
                ---------------

                (i)   If the Company terminates this Agreement pursuant to
Section 9.1(f), then the Company shall also pay concurrent with such termination (in addition to any expenses payable pursuant to Section 9.3(a)) to Parent a fee of $1.0 million ($1,000,000).

                (ii) If Parent terminates this Agreement pursuant to Section 9.1(g), then Parent shall also pay concurrent with such termination (in addition to any expenses payable pursuant to Section 9.3(b)) to the Company a fee of $1.0 million ($1,000,000).

     9.4   Non-Survival of Representations, Warranties and Agreements. The
           ----------------------------------------------------------
representations, warranties and agreements in this Agreement shall terminate at the Effective Time or upon the termination of this Agreement pursuant to Section 9.1, as the case may be, except that those covenants and agreements contained herein that by their terms are to be performed after the Effective Time shall survive the Effective Time.

     9.5   Assignment. Neither this Agreement nor any of the rights or
           ----------
obligations hereunder may be assigned (whether by operation of law or otherwise) by the Company without the prior written consent of Parent, or by Parent or Sub without the prior written consent of the Company.

     9.6   Notices. Unless otherwise provided herein, any notice, request,
           -------
instruction or other document to be given hereunder by any party to the other shall be in writing and delivered in person or by courier, sent by facsimile transmission, sent via overnight delivery service or mailed by registered or certified mail (such notice to be effective upon receipt), as follows:

     If prior to the Closing, to the Company:

           The Althexis Company, Inc.
           1365 Main Street
           Waltham, Massachusetts 02451
           Attention:  Mark B. Skaletsky
           Fax: (781) 647-5552

     With a copy to:

           Bingham Dana LLP
           150 Federal Street
           Boston, Massachusetts  02110
           Attention:  Julio E. Vega, Esq.
           Fax: (617) 951-8736

     If to Parent or Sub or, if after the Closing, to the Surviving Corporation:

           Microcide Pharmaceuticals, Inc.
           850 Maude Avenue
           Mountain View, California 94043
           Attention:  James E. Rurka
           Fax: (650) 428-3545

     With a copy to:

           Latham & Watkins
           135 Commonwealth Drive
           Menlo Park, California 94025
           Attention:  Alan C. Mendelson, Esq.
           Fax: (650) 463-2600

or to such other place and with such other copies as any party may designate as to itself by written notice to the others.

     9.7   Choice of Law. This Agreement shall be construed, interpreted and the
           -------------
rights of the parties determined in accordance with the laws of the State of Delaware, as applied to contracts under seal made, and entirely to be performed, within Delaware, and without reference to principles of conflicts or choice of laws.

     9.8   Representation By Counsel. Each party hereto represents and agrees
           -------------------------
with each other that it has been represented by or had the opportunity to be represented by, independent counsel of its own choosing, and that it has had the full right and opportunity to consult with its respective attorney(s), that to the extent, if any, that it desired, it availed itself of this right and opportunity, that it or its authorized officers (as the case may be) have carefully read and fully understand this Agreement in its entirety and have had it fully explained to them by such party's respective counsel, that each is fully aware of the contents thereof and its meaning, intent and legal effect, and that it or its authorized officer (as the case may be) is competent to execute this Agreement and has executed this Agreement free from coercion, duress or undue influence.

     9.9   Entire Agreement; Amendments and Waivers. This Agreement, together
           ----------------------------------------
with the Confidentiality Agreement and the Ancillary Agreements and all exhibits and schedules hereto and thereto, constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties; provided that the Confidentiality Agreement shall remain in full force and effect through the Effective Time. No supplement, modification or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

     9.10  Counterparts. This Agreement may be executed in one or more
           ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     9.11  Invalidity. In the event that any one or more of the provisions
           ----------
contained in this Agreement or in any other instrument referred to herein, shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any other such instrument.

     9.12  Expenses. Except as otherwise set forth herein, whether or not the
           --------
transactions contemplated by this Agreement are consummated each party shall pay its own respective legal, accounting, advisory and other fees, and other out-of-pocket expenses incurred in connection with the transactions contemplated herein, and will not look to any other party for any contribution toward such expenses.

     9.13  Publicity. Except as required by law or on advice of counsel, no
           ---------
party hereto shall issue any press release or make any public statement regarding the transactions contemplated hereby without the prior approval of the other parties, and the parties hereto shall issue a mutually acceptable press release as soon as practicable after the date hereof and after the Closing Date. Notwithstanding the foregoing, Parent shall be permitted to make any public statement without obtaining the consent of any other party hereto if (i) the disclosure is required by law or the requirements of the Nasdaq National Market and (ii) Parent has first used its reasonable efforts to consult with (but not to obtain the consent of) the other parties about the form and substance of such disclosure.

     9.14  Third Party Beneficiaries. This Agreement shall be binding upon and
           -------------------------
inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement, including, without limitation, by way of subrogation; provided, however, that the Registering Stockholders shall be deemed to be third party beneficiaries solely with respect to Section 2.13.

     9.15  Dispute Resolution. Subject to the provisions of Section 9.19, the
           ------------------
parties hereby agree that, in order to obtain prompt and expeditious resolution of any disputes under this Agreement, each claim, dispute or controversy of whatever nature, arising out of, in connection with, or in relation to the interpretation, performance or breach of this Agreement or the transactions contemplated hereby, including without limitation any claim based on contract, tort or statute, or the arbitrability of any claim hereunder (an "Arbitrable
                                                                  ----------
Claim"), shall be settled by final and binding arbitration conducted in the
-----
State of Delaware. All such Arbitrable Claims shall be settled by three (3) arbitrators in accordance with the Commercial Arbitration Rules then in effect of the American Arbitration Association. Such arbitrators shall be provided through the JAMS Endispute ("JAMS") by mutual agreement of the parties; provided
                             ----
that, absent such
agreement, the arbitrators shall be appointed by JAMS. In either event, such arbitrators may not have any preexisting, direct or indirect relationship with any party to the dispute. Each party hereto expressly consents to, and waives any future objection to, such forum and arbitration rules. Judgment upon any award may be entered by any state or federal court having jurisdiction thereof. Except as required by law (including, without limitation, the rules and regulations of the SEC and the Nasdaq Stock Market if applicable), neither party nor the arbitrators shall disclose the existence, content, or results of any arbitration hereunder without the prior written consent of all parties. Except as provided herein, the Federal Arbitration Act shall govern the interpretation, enforcement and all proceeding pursuant to this section.

     Adherence to this dispute resolution process shall not limit the right of the parties hereto to obtain any provisional remedy, including without limitation, injunctive or similar relief, from any court of competent jurisdiction as may be necessary to protect their respective rights and interests pending arbitration. Subject to the foregoing sentence and Section 9.19, this dispute resolution procedure is intended to be the exclusive method of resolving any Arbitrable Claims arising out of or relating to this Agreement. The arbitration procedures shall follow the substantive law of the State of Delaware, including the provisions of statutory law dealing with arbitration, as it may exist at the time of the demand for arbitration, insofar as said provisions are not in conflict with this Agreement and specifically excepting therefrom sections of any such statute dealing with discovery and sections requiring notice of the hearing date by registered or certified mail. The arbitrators shall determine the prevailing party and shall include in their award that party's reasonable attorneys' fees and costs.

     9.16  Waiver of Jury Trial. Consistent with the intention of Section 9.12,
           --------------------
each signatory to this Agreement hereby waives its respective right to a jury trial of any permitted claim or cause of action arising out of this agreement, any of the transactions contemplated hereby, or any dealings between any of the signatories hereto relating to the subject matter of this agreement or any of the transactions contemplated hereby. The scope of this waiver is intended to be all encompassing of any and all disputes that may be filed in any court and that relate the subject matter of this agreement or any of the transactions contemplated hereby, including, without limitation, contract claims, tort claims, and all other common law and statutory claims. This waiver is irrevocable, meaning that it may not be modified either orally or in writing, and this waiver shall apply to any subsequent amendments, supplements or other modifications to this agreement, any of the transactions contemplated hereby or to any other document or agreement relating to the transactions contemplated hereby.

     9.17  Service of Process; Consent to Jurisdiction.
           -------------------------------------------

           (a)  SERVICE OF PROCESS. EACH OF THE PARTIES HERETO IRREVOCABLY
                ------------------
CONSENTS TO THE SERVICE OF ANY PROCESS, PLEADING, NOTICES OR OTHER PAPERS BY THE MAILING OF COPIES THEREOF BY REGISTERED, CERTIFIED OR FIRST CLASS MAIL, POSTAGE PREPAID, TO SUCH PARTY AT SUCH PARTY'S ADDRESS SET FORTH HEREIN, OR BY ANY OTHER METHOD PROVIDED OR PERMITTED UNDER DELAWARE LAW.

           (b)  CONSENT AND JURISDICTION. EACH PARTY HERETO IRREVOCABLY AND
                ------------------------
UNCONDITIONALLY (I) AGREES THAT ANY SUIT, ACTION OR

OTHER LEGAL PROCEEDING ARISING OUT OF THIS AGREEMENT MAY BE BROUGHT IN THE UNITED STATES DISTRICT COURT IN THE STATE OF DELAWARE OR, IF SUCH COURT DOES NOT HAVE JURISDICTION OR WILL NOT ACCEPT JURISDICTION, IN ANY COURT OF GENERAL JURISDICTION IN THE STATE OF DELAWARE; (II) CONSENTS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING; AND (III) WAIVES ANY OBJECTION WHICH SUCH PARTY MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY SUCH COURT.

     9.18  Attorney Fees. If any party to this Agreement brings an action to
           -------------
enforce its rights under this Agreement in accordance with the provisions hereof, the prevailing party shall be entitled to recover its actual out-of-pocket costs and expenses, including without limitation reasonable attorneys' fees reasonably incurred in connection with such action, including any appeal of such action.

     9.19  Specific Performance. Notwithstanding the provisions of Section 9.15,
           --------------------
the parties hereto agree that irreparable damage would occur in the event that any covenant or agreement set forth in this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to injunctive relief to prevent breaches of any covenant or agreement set forth in this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which they are entitled at law or in equity.

                                  * * * * * *

     IN WITNESS WHEREOF, each party hereto has executed this Agreement or caused this Agreement to be duly executed on its behalf by its officer thereunto duly authorized, as of the day and year first above written.

                              MICROCIDE PHARMACEUTICALS, INC.



                              By: /s/ James E. Rurka
                                  --------------------------------------------
                              Name:   James E. Rurka
                              Title:  President and Chief Executive Officer


                              CALIFORNIA MP ACQUISITION, INC.



                              By: /s/ Donald D. Huffman
                                  --------------------------------------------
                              Name:   Donald D. Huffman
                              Title:  President


                              THE ALTHEXIS COMPANY, INC.



                              By: /s/ Mark Skaletsky
                                  --------------------------------------------
                              Name:   Mark Skaletsky
                              Title:  Chief Executive Officer

                                                                      APPENDIX B

                                                           [LOGO OF J.P. MORGAN]
                                       A Division of J.P. Morgan Securities Inc.

                                                         One Bush Street
                                                         San Francisco, CA 94104
                                                         Tel 415-371-3000



August 1, 2001

The Board of Directors
Microcide Pharmaceuticals, Inc.
850 Maude Avenue
Mountain View, CA 94043


Members of the Board of Directors:

You have requested our opinion as to the fairness, from a financial point of view, to Microcide Pharmaceuticals, Inc. (the "Company") of the Exchange Ratio (as defined below) in the proposed merger (the "Merger") of a wholly-owned subsidiary of the Company with The Althexis Company, Inc. (the "Merger Partner"). Pursuant to the Agreement and Plan of Merger, dated as of July 27, 2001 (the "Agreement"), among the Company, California MP Acquisition, Inc. and the Merger Partner, the Merger Partner will become a wholly-owned subsidiary of the Company, and each outstanding share of common stock, par value $0.01 per share, of the Merger Partner (the "Merger Partner Common Stock") will be converted into the right to receive 1.167 shares (the "Exchange Ratio") of the Company's common stock, par value $0.001 per share (the "Company Common Stock"). Pursuant to the Agreement, at the Closing Date (as defined in the Agreement) the Company has separately agreed to sell up to $60,000,000 of Series B Convertible Redeemable Preferred Stock pursuant to the Subscription Agreement dated as of July 27, 2001 among Microcide and the investors named therein.

In arriving at our opinion, we have (i) reviewed a draft dated July 27, 2001 of the Agreement; (ii) reviewed certain publicly available business and financial information concerning the Merger Partner and the Company and the industries in which they operate; (iii) compared the proposed financial terms of the Merger with the publicly available financial terms of certain transactions involving companies we deemed relevant and the consideration received for such companies;
(iv) compared the financial and operating performance of the Merger Partner and the Company with publicly available information concerning certain other companies we deemed relevant and reviewed the current and historical market price of the Company Common Stock and certain publicly traded securities of such other companies; (v) reviewed certain internal financial analyses and forecasts prepared by the managements of the Merger Partner and the Company relating to their respective businesses and (vi) performed such other financial studies and analyses and considered such other information as we deemed appropriate for the purposes of this opinion.

In addition, we have held discussions with certain members of the management of the Merger Partner and the Company with respect to certain aspects of the Merger, and the past and current business operations of the Merger Partner and the Company, the financial condition and future prospects and operations of the Merger Partner and the Company, the effects of the Merger on the financial condition and future prospects of the Company, and certain other matters we believed necessary or appropriate to our inquiry.

In giving our opinion, we have relied upon and assumed, without independent verification, the accuracy and completeness of all information that was publicly available or was furnished to us by the Company and the Merger Partner or otherwise reviewed by us, and we have not assumed any responsibility or liability therefor. We have not conducted any valuation or appraisal of any assets or liabilities, nor have any such valuations or appraisals been provided to us. In relying on financial analyses and forecasts provided to us, we have assumed that they have been reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by management as to the expected future results of operations and financial condition of the Merger Partner and the Company to which such analyses or forecasts relate. We have also assumed that the Merger will qualify as a tax-free reorganization for United States federal income tax purposes, and that the other transactions contemplated by the Agreement will be consummated as described in the Agreement. We have relied as to all legal matters relevant to rendering our opinion upon the advice of counsel. We have also assumed that the definitive Agreement will not differ in any material respects from the draft thereof furnished to us. We have further assumed that all material governmental, regulatory or other consents and approvals necessary for the consummation of the Merger will be obtained without any adverse effect on the Merger Partner or the Company or on the contemplated benefits of the Merger.

Our opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. It should be understood that subsequent developments may affect this opinion and that we do not have any obligation to update, revise, or reaffirm this opinion. Our opinion is limited to the fairness, from a financial point of view, to the Company of the Exchange Ratio in the proposed Merger. We express no opinion as to the fairness of the sale of the Series B Convertible Redeemable Preferred Stock or the underlying decision by the Company to engage in the Merger or to issue its Series B Convertible Redeemable Preferred Stock. We are expressing no opinion herein as to the price at which the Company Common Stock will trade at any future time.

We have acted as financial advisor to the Company with respect to the proposed Merger and will receive a fee from the Company for our services. We will also receive an additional fee if the proposed Merger is consummated. In the ordinary course of our businesses, we and our affiliates may actively trade the debt and equity securities of the Company for our own account or for the accounts of customers and, accordingly, we may at any time hold long or short positions in such securities.

On the basis of and subject to the foregoing, it is our opinion as of the date hereof that the Exchange Ratio in the proposed Merger is fair, from a financial point of view, to the Company.

This letter is provided to the Board of Directors of the Company in connection with and for the purposes of its evaluation of the Merger. This opinion does not constitute a recommendation to any shareholder of the Company as to how such shareholder should vote with respect to the Merger or any other matter. This opinion may not be disclosed, referred to, or communicated (in whole or in part) to any third party for any purpose whatsoever except with our prior written approval. This opinion may be reproduced in full in any proxy or information statement mailed to shareholders of the Company but may not otherwise be disclosed publicly in any manner without our prior written approval.

Very truly yours,

J.P. MORGAN SECURITIES INC.




J.P. Morgan Securities Inc.
---------------------------

                                                                      APPENDIX C

                            SUBSCRIPTION AGREEMENT

                           DATED AS OF JULY 27, 2001

                                BY AND BETWEEN

                        MICROCIDE PHARMACEUTICALS, INC.

                                      AND

                                  [INVESTOR]

                SERIES B CONVERTIBLE REDEEMABLE PREFERRED STOCK

                        MICROCIDE PHARMACEUTICALS, INC.

                             SUBSCRIPTION AGREEMENT

                SERIES B CONVERTIBLE REDEEMABLE PREFERRED STOCK



1.    Definitions...................................................................... 1

2.    Agreement To Subscribe; Purchase Price........................................... 8

      (a)     Subscription............................................................. 8

      (b)     Form of Payment.......................................................... 8

      (c)     Closing.................................................................. 8

3.    Representations, Warranties, Covenants, etc. of the Buyer........................ 8

      (a)     Acquisition For Investment............................................... 8

      (b)     Accredited Investor...................................................... 9

      (c)     Reoffers And Resales..................................................... 9

      (d)     Company Reliance......................................................... 9

      (e)     Information Provided..................................................... 9

      (f)     Absence of Approvals..................................................... 9

      (g)     Subscription Agreement................................................... 9

      (h)     Buyer Status............................................................. 10

      (i)     Foreign Investors........................................................ 10

      (j)     Organization............................................................. 10

      (k)     Non-Contravention........................................................ 10

      (l)     Approvals, Filings, Etc.................................................. 10

      (m)     Trading in Company Common Stock.......................................... 10

4.    Representations, Warranties, Covenants, Etc. Of The Company...................... 10

      (a)     Organization And Authority............................................... 10

      (b)     Qualifications........................................................... 11

      (c)     Capitalization........................................................... 11

      (d)     Concerning The Shares And The Common Stock............................... 12

      (e)     Corporate Authorization.................................................. 12


                                      ii.

                               Table of Contents
                                  (continued)

                                                                                      Page
      (f)     Non-Contravention........................................................ 13

      (g)     Approvals, Filings, Etc.................................................. 13

      (h)     Agreements............................................................... 13

      (i)     No Material Change....................................................... 14

      (j)     SEC Filings.............................................................. 15

      (k)     Absence Of Certain Proceedings........................................... 15

      (l)     Liabilities.............................................................. 15

      (m)     Title To Properties And Assets; Liens, Etc............................... 16

      (n)     Intellectual Property.................................................... 16

      (o)     Internal Accounting Controls............................................. 17

      (p)     Compliance With Laws..................................................... 17

      (q)     Tax Matters.............................................................. 17

      (r)     Investment Company....................................................... 18

      (s)     Absence Of Brokers, Finders, Etc......................................... 18

      (t)     No Solicitation.......................................................... 18

      (u)     Trading in Company Common Stock.......................................... 18

      (v)     Rights Plan.............................................................. 18

      (w)     Full Disclosure.......................................................... 18

5.    Certain Covenants And Acknowledgments............................................ 19

      (a)     Transfer Restrictions.................................................... 19

      (b)     Restrictive Legends...................................................... 19

      (c)     Transfer Agent Instruction............................................... 21

      (d)     Form D................................................................... 21

      (e)     Nasdaq Listing; Reporting Status......................................... 21

      (f)     Use Of Proceeds.......................................................... 22

      (g)     State Securities Laws.................................................... 22

      (h)     Limitation On Certain Actions............................................ 22

      (i)     Best Efforts............................................................. 22

      (j)     Reservation Of Shares; Shares To Be Fully Paid; Listing Of
                Common Stock........................................................... 22

      (k)     Additional Covenants..................................................... 23


                                      iii.

                               Table of Contents
                                  (continued)

                                                                                      Page
      (l)     USRPHC Status............................................................ 28

      (m)     No Negotiation........................................................... 28

      (n)     No Changes To Lock-Up Agreements With Former Holders Of
                Common Stock Of Althexis............................................... 28

      (o)     Non-Transferability Of Preferred Shares.................................. 28

6.    Conditions to the Company's Obligations to Sell and Issue........................ 29

7.    Conditions To The Buyer's Obligations To Purchase................................ 29

8.    Registration Rights.............................................................. 31

      (a)     Mandatory Registration................................................... 32

      (b)     Obligations of the Company............................................... 32

      (c)     Obligations Of The Buyer And Other Investors............................. 36

      (d)     Rule 144................................................................. 37

9.    Indemnification And Contribution................................................. 37

      (a)     Indemnification.......................................................... 37

      (b)     Contribution............................................................. 39

      (c)     Other Rights............................................................. 39

10.   Miscellaneous.................................................................... 39

      (a)     Governing Law............................................................ 39

      (b)     Headings................................................................. 39

      (c)     Severability............................................................. 39

      (d)     Notices.................................................................. 39

      (e)     Counterparts............................................................. 40

      (f)     Entire Agreement; Benefit................................................ 40

      (g)     Waiver................................................................... 40

      (h)     Amendment................................................................ 40

      (i)     Further Assurances....................................................... 41

      (j)     Assignment Of Certain Rights And Obligations............................. 41

      (k)     Expenses................................................................. 41

      (l)     Termination.............................................................. 41

      (m)     Survival................................................................. 42

      (n)     Public Statements, Press Releases, Etc................................... 42

                                      iv.

                               Table of Contents
                                  (continued)

                                                                                      Page
      (o)     Construction............................................................. 42

      (p)     Notices.................................................................. 42

                                       v.

                               Table of Contents
                                  (continued)

                                   SCHEDULES

Schedule 4(c) Securities Subject to Certain Antidilution Adjustments

                                      vi.

                                    ANNEXES

Annex A             Form of Certificate of Designations
Annex B             Form of Transfer Agent Instruction
Annex C             Form of "Lock-up" Agreement to Be Executed by the Buyer
Annex D-1 and D-2   Forms of "Lock-up" Agreement to Be Executed by Certain
                    Former Common Shareholders of The Althexis Company, Inc.
Annex E             Form of Opinion of Bingham Dana to Be Delivered on Closing
                    Date
Annex F             Form of Voting Agreement
Annex G             [Reserved]
Annex H             Notices

                                      vii.

                            SUBSCRIPTION AGREEMENT

     This Subscription Agreement, dated as of July 27, 2001 (this "Agreement"), by and between Microcide Pharmaceuticals, Inc., a Delaware corporation (the "Company"), with headquarters located at 850 Maude Avenue, Mountain View, California 94043, and [Investor] (the "Buyer").

                             W I T N E S S E T H:

     Whereas, the Company wishes to sell, and the Buyer wishes to purchase, upon the terms and subject to the conditions of this Agreement, shares of Series B Convertible Redeemable Preferred Stock of the Company which will be convertible into shares of Common Stock (such capitalized term and all other capitalized terms used in this Agreement having the respective meanings provided in Section
1);

     Now Therefore, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.   Definitions.

     (a) As used in this Agreement, the terms "Agreement," "Buyer" and "Company" shall have the respective meanings assigned to such terms in the introductory paragraph of this Agreement.

     (b) All the agreements or instruments herein defined shall mean such agreements or instruments as the same may from time to time be supplemented or amended or the terms thereof waived or modified to the extent permitted by, and in accordance with, the terms thereof and of this Agreement.

     (c) The following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

     "Affiliate" means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by or under common control with the subject Person. For purposes of the term "Affiliate," the term "control" (including the terms "controlling," "controlled by" and "under common control with") means the possession, direct or indirect, of the power to direct or to cause the direction of the management and policies of a Person, whether through the ownership of securities, by contract or otherwise. Notwithstanding the foregoing, neither the Company nor the Chairman of the Board of Directors of the Company shall be deemed to be "Affiliates" of the Buyer or any of the Other Buyers, or vice versa, as a result of the Voting Agreement or the Other Voting Agreements.

     "Aggregate Purchase Price" means the total dollar amount purchased by the Buyer and the Other Buyers on the Closing Date.

     "Blackout Period" means up to 20 Trading Days in any period of 365 days commencing on the day immediately after the date the Company notifies the Investors that they are required, pursuant to Section 8(c)(iv), to suspend offers and sales of Registrable Securities pursuant to the Registration Statement as a result of an event or circumstance described in Section 8(b)(v)(A), during which period, by reason of Section 8(b)(v)(B), the Company is not required to amend the Registration Statement or to supplement the Prospectus.

     "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law or executive order to remain closed.

     "Certificate of Designations" means the Certificate of Designations of Series B Convertible Redeemable Preferred Stock in the form of ANNEX A to this Agreement, as the same is filed with the Secretary of State of the State of Delaware.

     "Claims" means any losses, claims, damages, liabilities or expenses, including, without limitation, reasonable fees and expenses of legal counsel (joint or several), incurred by a Person.

     "Closing" means 12:00 noon, California time, on a date to be mutually agreed upon by the parties, which shall be as soon as practicable but no later than the third Business Day after the satisfaction or waiver of the last to occur of the conditions set forth in Sections 6 and 7.

     "Closing Date" means the date on which the Closing actually occurs.

     "Code" means the Internal Revenue Code of 1986, as amended, and the regulations thereunder and published interpretations thereof.

     "Common Shares" means the Conversion Shares.

     "Common Stock" means the Common Stock, par value $0.001 per share, of the Company.

     "Conversion Notice" means the Notice of Conversion of Series B Convertible Redeemable Preferred Stock substantially in the form attached hereto as ANNEX H.

     "Conversion Price" shall have the meaning to be provided or provided in the Certificate of Designations.

     "Conversion Shares" means the shares of Common Stock issued or issuable upon conversion of the Preferred Shares.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the regulations thereunder and published interpretations thereof.

     "Financing Transaction" shall mean any transaction involving the issuance, sale or other disposition of (i) any capital stock of the Company, (ii) any option, call, warrant or right (whether or not immediately exercisable) to acquire any capital stock of the Company, or (iii) any security, instrument or obligation that is or may become convertible into or exchangeable for any capital stock of the Company, in each case where the purpose of which is to raise capital for the Company.

     "Generally Accepted Accounting Principles" for any Person means the United States generally accepted accounting principles and practices applied by such Person from time to time in the preparation of its audited financial statements.

     "Holders" shall have the meaning to be provided or provided in the Certificate of Designations.

     "Holder Optional Repurchase Event" shall have the meaning provided in the Certificate of Designations.

     "Indebtedness" as used in reference to any Person means all indebtedness of such Person for borrowed money, the deferred purchase price of property, goods and services and obligations under leases which are required to be capitalized in accordance with Generally Accepted Accounting Principles and shall include all such indebtedness guaranteed in any manner by such Person or in effect guaranteed by such Person through a contingent agreement to purchase and all indebtedness for the payment or purchase of which such Person has contingently agreed to advance or supply funds and all indebtedness secured by mortgage or other lien upon property owned by such Person, although such Person has not assumed or become liable for the payment of such indebtedness, and, for all purposes hereof, such indebtedness shall be treated as though it has been assumed by such Person to the extent of such guarantee (if limited in amount) or the fair market value of property securing such debt, as the case may be. Notwithstanding the foregoing, "Indebtedness" shall not include accounts payable incurred by the Company in the ordinary course of business consistent with past practice.

     "Indemnified Party" means the Company, each of its directors, each of its officers who signs the Registration Statement, each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act, any underwriter and any other stockholder offering or selling securities pursuant to the Registration Statement or any of its directors or officers or any Person who controls such underwriter or stockholder within the meaning of the 1933 Act or the 1934 Act.

     "Indemnified Person" means the Buyer and each other Investor who beneficially owns or holds Registrable Securities included in the Registration Statement and each other Investor who offers or sells Registrable Securities included in the Registration Statement in the manner permitted under this Agreement, the directors, if any, of the Buyer or such Investor, the officers (or persons performing similar functions), if any, of the Buyer and any such Investor, each Person, if any, who controls the Buyer or any such Investor within the meaning of the 1933 Act or the 1934 Act, any underwriter (as defined in the 1933 Act) acting on behalf of an Investor who participates in the offering of Registrable Securities of such Investor in accordance with the plan of distribution contained in the Prospectus, the directors, if any, of such underwriter and the officers, if any, of such underwriter, and each Person, if any, who controls any such underwriter within the meaning of the 1933 Act or the 1934 Act.

     "Inspector" means any attorney, accountant or other agent retained by an Investor for the purposes provided in Section 8(b)(ix).

     "Investor" or "Investors" means the Buyer and any permitted transferee or assignee who agrees to become bound by the provisions of Sections 5(a), 5(b), 8, 9, and 10.

     "Majority Holders" shall have the meaning to be provided or provided in the Certificate of Designations.

     "Margin Stock" shall have the meaning provided in Regulation G of the Board of Governors of the Federal Reserve System (12 C.F.R. Part 207).

     "Merger Agreement" shall mean that certain Agreement and Plan of and Merger dated as of July 27, 2001 by and among the Company, California MP Acquisition, Inc. and Althexis.

     "Merger Shares" shall mean the shares of Common Stock issued or issuable pursuant to the Merger Agreement.

     "NASD" means the National Association of Securities Dealers, Inc.

     "Nasdaq" means the Nasdaq National Market.

     "Nasdaq Stock Market" means The Nasdaq Stock Market, Inc.

     "1934 Act" means the Securities Exchange Act of 1934, as amended, or any successor statute.

     "1933 Act" means the Securities Act of 1933, as amended, or any successor statute.

     "Non-Responsive Investor" means an Investor who does not provide the Required Information to the Company at least one Business Day prior to the filing of the Registration Statement.

     "Other Buyers" means each of the several holders of the Preferred Stock of the Company who have agreed to purchase the Preferred Stock pursuant to the Other Subscription Agreements.

     "Other Preferred Shares" means the shares of Preferred Stock to be purchased by the Other Buyers pursuant to the Other Subscription Agreements.

     "Other Subscription Agreements" means the several Subscription Agreements, dated as of the date hereof, by and between the Company and the several buyers named therein relating to the sale and purchase of shares of Preferred Stock.

     "Other Voting Agreements" means the several Voting Agreements, dated as of the Closing Date, by and among the Company and the Other Buyers.

     "Permitted Indebtedness" means:

          (i) Indebtedness not in excess of the aggregate principal amount which is outstanding on the Closing Date and which would be reflected on a balance sheet of the Company as of the Closing Date or in the notes thereto prepared in accordance with Generally Accepted Accounting Principles;

          (ii) Indebtedness of up to $5 million incurred after the Closing Date consisting of (a) equipment lease obligations or other equipment financings for equipment used in the business of the Company and its Subsidiaries which obligations or financings are required to be capitalized in accordance with Generally Accepted Accounting Principles; and (b) Indebtedness incurred in connection with acquisition of furniture, fixtures and equipment used in the business of the Company and its Subsidiaries, in each such case in an amount not in excess of the purchase price thereof;

          (iii) Indebtedness that is secured only by real property; and

          (iv)  Indebtedness of up to $5 million that is unsecured.

     "Person" means any natural person, corporation, partnership, limited liability company, trust, incorporated organization, unincorporated association, or similar entity or any government, governmental agency or political subdivision.

     "Preferred Shares" means the shares of Preferred Stock to be purchased by the Buyer pursuant to this Agreement, as set forth on the signature page of this Agreement.

     "Preferred Stock" shall mean the Series B Convertible Redeemable Preferred Stock, par value $0.001, of the Company.

     "Prospectus" means the prospectus forming part of a Registration Statement at the time a Registration Statement is declared effective and any amendment or supplement thereto, including any documents or information incorporated therein by reference.

     "Purchase Price" means the aggregate purchase price for the Preferred Shares set forth on the signature page of this Agreement.

     "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

     "Questionnaire" means the Prospective Purchaser Questionnaire completed by the Buyer and furnished to the Company in connection with this Agreement.

     "Record" shall mean all pertinent financial and other records, pertinent corporate documents and properties of the Company and its Subsidiaries subject to inspection for the purposes provided in Section 8(b)(ix).

     "register," "registered," and "registration" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the 1933 Act and pursuant to Rule 415, and the declaration or ordering of effectiveness of such Registration Statement by the SEC.

     "Registrable Securities" means (i) the Common Shares, (ii) if the Common Stock is changed, converted or exchanged by the Company or its successor, as the case may be, into any other stock or other securities on or after the date the Certificate of Designations is filed with the Secretary of State of the State of Delaware, such other stock or other securities which are issued or issuable in respect of or in lieu of the Common Shares and (iii) if any other securities are issued to holders of the Common Stock (or such other shares or other securities into which or for which the Common Stock is so changed, converted or exchanged as described in the immediately preceding clause "(ii)") upon any reclassification, share combination, share subdivision, share dividend, merger, consolidation or similar transaction or event, such other securities which are issued or issuable in respect of or in lieu of the Common Shares.

     "Registration Period" means the period from the SEC Effective Date to the earliest of

          (i)   the date that is five years after the Closing Date,

          (ii) such date after which each Investor may sell all of its Registrable Securities without registration under the 1933 Act pursuant to Rule 144, free of any limitation on the volume of such securities which may be sold in any period or the manner of sale, and

          (iii) the date on which the Investors no longer own or have any right to acquire any Registrable Securities.

     "Registration Statement" means a registration statement on Form S-3 of the Company under the 1933 Act, including any amendment thereto, which names the Investors as selling stockholders (including any documents or information incorporated therein by reference, whether before or after the SEC Effective
Date).

     "Regulation D" means Regulation D under the 1933 Act.

     "Required Information" means, with respect to any Investor, all information regarding such Investor, the Registrable Securities held by such Investor or which such Investor has the right to acquire and the intended method of disposition of the Registrable Securities held by such Investor or which such Investor has the right to acquire as shall be required by the 1933 Act to effect the registration of the resale by such Investor of such Registrable Securities.

     "Rule 415" means Rule 415 under the 1933 Act or any successor rule providing for offering securities on a delayed or continuous basis.

     "Rule 144" means Rule 144 under the 1933 Act or any other similar rule or regulation of the SEC that may at any time provide a "safe harbor" exemption from registration under the 1933 Act so as to permit a holder of securities to sell such securities to the public without registration under the 1933 Act.

     "Rule 144A" means Rule 144A under the 1933 Act or any successor rule thereto.

     "SEC" means the Securities and Exchange Commission.

     "SEC Effective Date" means the date a Registration Statement is declared effective by the SEC.

     "SEC Filing Date" means the date a Registration Statement is first filed with the SEC pursuant to Section 8.

     "SEC Reports" means the (i) the 2000 10-K, (ii) the Company's Quarterly Reports on Form 10-Q for the quarter ended March 31, 2001 and (iii) the Company's definitive proxy statement for its 2001 Annual Meeting of Stockholders, in each case as filed with the SEC and including the information and documents (other than exhibits) incorporated therein by reference.

     "Securities" means the Shares.

     "Shares" means the Preferred Shares and the Common Shares.

     "Subsidiary" means any corporation or other entity of which a majority of the capital stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by the Company (including The Althexis Company, Inc. ("Althexis")).

     "Trading Day" shall have the meaning to be provided or provided in the Certificate of Designations.

     "Transaction Documents" means, individually or collectively, this Agreement, the Voting Agreement, the Certificate of Designations, the Transfer Agent Instruction and the other agreements, instruments and documents contemplated hereby and thereby.

     "Transfer Agent" means Mellon Investor Services LLC or any successor thereof, serving as transfer agent and registrar for the Common Stock and conversion agent for the Preferred Stock.

     "Transfer Agent Instruction" means the Transfer Agent Instruction from the Company to the Transfer Agent for the benefit of, among others, the Buyer and the Other Buyers, in the form of ANNEX B to this Agreement.

     "2000 10-K" means the Company's Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2000.

     "Violation" means

          (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading,

          (ii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading,

          (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any state securities law or any rule or regulation under the 1933 Act, the 1934 Act or any state securities law, or

          (iv) any breach or alleged breach by any Person of any representation, warranty, covenant, agreement or other term of any of the Transaction Documents.

     "Voting Agreement" means that certain Voting Agreement, dated as of the Closing Date, by and among the Company and the Buyer.

2.   Agreement To Subscribe; Purchase Price.

     (a) Subscription. Upon the terms and subject to the conditions of this Agreement, the Buyer hereby agrees to purchase from the Company, and the Company hereby agrees to sell to the Buyer, on the Closing Date, the number of Preferred Shares set forth on the signature page of this Agreement, having the terms and conditions as set forth in the Certificate of Designations in the form of ANNEX A to this Agreement, at the price per share and for the Purchase Price set forth on the signature page of this Agreement. The Purchase Price shall be payable in United States Dollars.

     (b) Form of Payment. Payment by the Buyer of the Purchase Price to the Company on the Closing Date shall be made by wire transfer of immediately available funds to such accounts designated by the Company in writing three (3) Business Days prior to the Closing Date.

     (c) Closing. The issuance and sale of the Preferred Shares shall occur on the Closing Date at the offices of Cooley Godward LLP, Five Palo Alto Square, 3000 El Camino Real, Palo Alto, California. At the Closing, upon the terms and subject to the conditions of this Agreement, (i) the Company shall issue and deliver to the Buyer the Preferred Shares, registered in the name of the Buyer or its nominee, against payment by the Buyer to the Company of an amount equal to the Purchase Price, and (ii) the Buyer shall pay to the Company an amount equal to the Purchase Price against delivery by the Company to the Buyer of the Preferred Shares.

3.  Representations, Warranties, Covenants, etc. of the Buyer.

The Buyer represents and warrants to, and covenants and agrees with, the Company as follows:

     (a) Acquisition For Investment. The Buyer is purchasing the Preferred Shares and will acquire the Common Shares for its own account for investment and not with a view towards the public sale or distribution thereof within the meaning of the 1933 Act; the Buyer will acquire any Common Shares for its own account for investment and not with a view towards distribution thereof within the meaning of the 1933 Act; provided, however, that notwithstanding the foregoing, the Buyer may sell the Common Shares pursuant to an effective Registration Statement or an exemption to the 1933 Act and any state securities laws.

     (b) Accredited Investor. The Buyer is an "accredited investor" as that term is defined in Rule 501 of Regulation D by reason of Rule 501(a)(3) thereof.

     (c) Reoffers And Resales. The Buyer will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Securities unless registered under the 1933 Act, pursuant to an exemption from registration under the 1933 Act or in a transaction not requiring registration under the 1933 Act.

     (d) Company Reliance. The Buyer understands that (i) the Preferred Shares are being offered and sold to the Buyer and (ii) upon conversion of the Preferred Shares, the Conversion Shares will be issued to the Buyer, in each such case in reliance on one or more exemptions from the registration requirements of the 1933 Act, including, without limitation, Regulation D, and exemptions from state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein and in the Questionnaire, a true and accurate copy of which has been delivered by the Buyer to the Company, in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire or receive an offer to acquire the Securities; and the information with respect to the Buyer set forth in the Questionnaire is accurate and complete in all material respects.

     (e) Information Provided. The Buyer and its advisors, if any, have requested, received and considered all information relating to the business, properties, operations, condition (financial or other), results of operations and prospects of the Company and the Subsidiaries and information relating to the offer and sale of the Preferred Shares and the offer of the Conversion Shares deemed relevant by them. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company concerning the terms of the offering of the Securities and the business, properties, operations, condition (financial or other), results of operations and prospects of the Company and the Subsidiaries and have received satisfactory answers to any such inquiries (assuming the accuracy and completeness of the SEC Reports and the Company's responses to the Buyer's requests). Without limiting the generality of the foregoing, the Buyer has had the opportunity to obtain and to review the SEC Reports. In connection with its decision to purchase the Preferred Shares, the Buyer has relied solely upon the SEC Reports, the representations, warranties, covenants and agreements of the Company set forth in this Agreement and to be contained in the other Transaction Documents, as well as any investigation of the Company completed by the Buyer or its advisors, if any; and the Buyer understands that its investment in the Securities involves a high degree of risk.

     (f) Absence of Approvals. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities.

     (g) Subscription Agreement. The Buyer has all requisite power and authority, corporate or otherwise, to execute, deliver and perform its obligations under this Agreement and each of the Transaction Documents and the other agreements executed or to be executed by the Buyer in connection herewith and to consummate the transactions contemplated hereby and thereby. This Agreement and each of the Transaction Documents has been duly and validly authorized, duly executed and delivered on behalf of the Buyer and, assuming due execution and delivery by the Company, is a valid and binding agreement of the Buyer enforceable in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and general principles of equity, regardless of whether enforcement is considered in a proceeding in equity or at law.

     (h) Buyer Status. The Buyer is not a "broker" or "dealer" as those terms are defined in the 1934 Act which is required to be registered with the SEC pursuant to Section 15 of the 1934 Act.

     (i) Foreign Investors. If the Buyer is not a United States person, Buyer hereby represents that it is satisfied with the full observance of the laws of Buyer's jurisdiction in connection with the offer and sale of the Preferred Shares and the offer of the Conversion Shares. None of the transactions contemplated by this Agreement or any of the Transaction Documents to which it is a party will violate the laws of Buyer's jurisdiction.

     (j) Organization. The Buyer is a [________] duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization.

     (k) Non-Contravention. The execution and delivery of the Transaction Documents by the Buyer and the consummation by the Buyer of the transactions contemplated by the Transaction Documents do not and will not, with or without the giving of notice or the lapse of time, or both, (i) result in any violation of any provision of the charter documents of the Buyer or (ii) violate or contravene any applicable law, rule or regulation or any applicable decree, judgment or order of any court, United States federal or state regulatory body, administrative agency or other governmental body having jurisdiction over the Buyer or any of its properties or assets which would have a material adverse effect on the Buyer or the validity or enforceability of, or the ability of the Buyer to perform its obligations under, the Transaction Documents.

     (l) Approvals, Filings, Etc. No authorization, approval or consent of, or filing with, any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market is required to be obtained or made by the Buyer for (i) the execution, delivery and performance of the Transaction Documents and (ii) the performance by the Buyer of its other obligations under the Transaction Documents.

     (m) Trading in Company Common Stock. The Buyer has not (and has not permitted any of its officers, directors, employees, affiliates, agents or representatives to): (i) effect, alone or with one or more Persons, a transaction or series of transactions as a means of creating actual or apparent active trading or raising or depressing the price of the Common Stock, or (ii) take any action in violation of Section 9 of the 1934 Act.

4.  Representations, Warranties, Covenants, Etc. Of The Company.

The Company represents and warrants to, and covenants and agrees with, the Buyer that:

     (a) Organization And Authority. (i) The Company and each Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and (ii) each of the Company and the Subsidiaries has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as described in the SEC Reports and as currently conducted, and (iii) the Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and the other Transaction Documents being executed and delivered by the Company in connection herewith, and to consummate the transactions contemplated hereby and thereby. The Company has no Subsidiaries other than (i) California MP Acquisition, Inc. and (ii) upon consummation of the transactions contemplated by the Merger Agreement, Althexis.

     (b) Qualifications. The Company and each Subsidiary is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions where such qualification is necessary and where failure so to qualify could have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company and the Subsidiaries, taken as a whole.

     (c)  Capitalization.

          (i) The authorized capital stock of the Company consists of (A) 50,000,000 shares of Common Stock, of which 11,519,313 shares were outstanding at the close of business on July 26, 2001 and (B) 5,000,000 shares of preferred stock, par value $0.001, none of which is outstanding and of which (1) 100,000 shares are designated "Series A Participating Preferred Stock" and (2) [60,000] shares will be designated as Preferred Stock and issued pursuant to this Agreement and the Other Subscription Agreements. From July 27, 2001 to the Closing Date, other than the issuance of the Merger Shares, there will be (x) no material increase in the number of shares of Common Stock outstanding (except for shares of Common Stock issued upon exercise of options and warrants outstanding on the date hereof and disclosed in the SEC Reports) and (y) no issuance of preferred stock of the Company or securities convertible into, exchangeable for, or otherwise entitling the holder to acquire, shares of Common Stock (except for securities issued pursuant to the Other Subscription Agreements). The 2000 10-K discloses as of December 31, 2000 all outstanding options or warrants for the purchase of, or other rights to purchase or subscribe for, or securities convertible into, exchangeable for, or otherwise entitling the holder to acquire, Common Stock or other capital stock of the Company, or any contracts or commitments to issue or sell Common Stock or other capital stock of the Company or any such options, warrants, rights or other securities. From December 31, 2000 to the date hereof there has been, and to the Closing Date, other than the issuance of the Merger Shares, there will be, no material change in the amount or terms of any of the foregoing except for the grant of options to purchase shares of Common Stock pursuant to the Company's stock option plans in effect on the date of this Agreement, which grants are disclosed in the SEC Reports.

          (ii) The Company has duly reserved from its authorized and unissued shares of Common Stock the full number of shares required for (A) all options, warrants, convertible securities and other rights to acquire shares of Common Stock which are outstanding and (B) all shares of Common Stock and options and other rights to acquire shares of Common Stock which may be issued or granted under the stock option and similar plans which have been adopted by the Company or any Subsidiary. Immediately following the Closing Date, after giving effect to any antidilution or similar adjustment arising by reason of issuance of the Preferred Shares and the Other Preferred Shares and the other transactions contemplated by this Agreement and the

Other Subscription Agreements, the total number of shares of Common Stock reserved and required to be reserved from the authorized and unissued shares of Common Stock for purposes of all such options, warrants, convertible securities, other rights and stock option and similar plans (excluding the Preferred Stock) will be 8,719,113 (assuming all Merger Shares are issued). Each outstanding class or series of securities for which any such antidilution adjustment will occur is identified on SCHEDULE 4(c) to this Agreement, together with the amount of such antidilution adjustment for each such class or series. The outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable and all of such options, warrants and other rights have been duly authorized by the Company. None of the holders of such outstanding shares of capital stock is subject to personal liability solely by reason of being such a holder. None of the outstanding shares of capital stock or options, warrants and other rights to acquire Common Stock has been issued in violation of the preemptive rights of any security holder of the Company. The offers and sales of the outstanding shares of capital stock of the Company and options, warrants and other rights to acquire Common Stock were at all relevant times either registered under the 1933 Act and applicable state securities laws or exempt from such requirements. No holder of any of the Company's securities has any rights, "demand," "piggy-back" or otherwise, to have such securities registered by reason of the intention to file, filing or effectiveness of the Registration Statement.

     (d) Concerning The Shares And The Common Stock. The Shares have been duly authorized and the Preferred Shares, when issued and paid for in accordance with this Agreement, and the Conversion Shares, when issued upon conversion of the Preferred Shares, in each such case will be duly and validly issued, fully paid and non-assessable and will not by itself subject the holder thereof to personal liability by reason of being such holder. There are no preemptive or similar rights of any stockholder of the Company or any other Person to acquire any of the Securities. The Company has duly reserved 20,000,000 shares of Common Stock for issuance upon conversion of the shares of Preferred Stock, and such shares shall remain so reserved, and the Company shall from time to time reserve such additional shares of Common Stock as shall be required to be reserved pursuant to the Certificate of Designations, so long as the Preferred Stock may be converted. The Common Stock is listed for trading on Nasdaq and (i) the Company and the Common Stock meet the criteria for continued listing and trading on Nasdaq; (ii) the Company has not been notified by the NASD or the Nasdaq Stock Market of any failure or potential failure to meet the criteria for continued listing and trading on Nasdaq and (iii) no suspension of trading in the Common Stock is in effect. The Company knows of no reason that the Common Shares will not be eligible for listing on Nasdaq.

     (e) Corporate Authorization. This Agreement and the other Transaction Documents have been duly and validly authorized by the Company, this Agreement has been duly executed and delivered by the Company and, assuming due execution and delivery by the Buyer, this Agreement is, and the Certificate of Designations, when executed by the Company and filed with the Secretary of State of the State of Delaware, will be, and the Transfer Agent Instruction, when executed and delivered by the Company, will be, valid and binding obligations of the Company enforceable in accordance with their respective terms, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and general principles of equity, regardless of whether enforcement is considered in a proceeding in equity or at law.

     (f) Non-Contravention. The execution and delivery of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated by the Transaction Documents do not and will not, with or without the giving of notice or the lapse of time, or both, (i) result in any violation of any provision of the certificate of incorporation or by-laws or similar instruments of the Company or any Subsidiary, (ii) conflict with or result in a breach by the Company or any Subsidiary of any of the terms or provisions of, or constitute a default under, or result in the modification of, or result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company or any Subsidiary pursuant to, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or any of their respective properties or assets are bound or affected, in any such case which would have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company and the Subsidiaries, taken as a whole, or the validity or enforceability of, or the ability of the Company to perform its obligations under, the Transaction Documents, (iii) violate or contravene any applicable law, rule or regulation or any applicable decree, judgment or order of any court, United States federal or state regulatory body, administrative agency or other governmental body having jurisdiction over the Company or any Subsidiary or any of their respective properties or assets which would have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company and the Subsidiaries, taken as a whole, or the validity or enforceability of, or the ability of the Company to perform its obligations under, the Transaction Documents, or (iv) have any material adverse effect on any permit, certification, registration, approval, consent, license or franchise necessary for the Company or any Subsidiary to own or lease and operate any of its properties and to conduct any of its business or the ability of the Company or any Subsidiary to make use thereof.

     (g) Approvals, Filings, Etc. No authorization, approval or consent of, or filing with, any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the stockholders of the Company is required to be obtained or made by the Company or any Subsidiary for (i) the execution, delivery and performance of the Transaction Documents, (ii) the issuance and sale of the Securities as contemplated by the Transaction Documents, and (iii) the performance by the Company of its other obligations under the Transaction Documents, other than (A) listing of the Common Shares on Nasdaq, (B) registration of the resale of the Common Shares under the 1933 Act as contemplated by Section 8, (C) as may be required under applicable state securities or "blue sky" laws, and (D) filing of one or more Forms D with respect to the Securities as required under Regulation D.

     (h)  Agreements.

          (i) Except for agreements or other documents filed or incorporated by reference as an exhibit to the SEC Reports and the Merger Agreement, there are no agreements, understandings, instruments, contracts, proposed transactions, judgments, orders, writs or decrees to which the Company or any Subsidiary is a party or to its knowledge by which it is bound which may involve
(A) obligations (contingent or otherwise) of, or payments to, the Company or any Subsidiary in excess of $500,000 individually or $1,000,000 in the aggregate (other than obligations of, or payments to, the Company or any Subsidiary arising from purchase or sale agreements entered into in the ordinary course of business), or (B) the transfer or license of any patent, copyright, trade secret or other proprietary right to or from the Company or any Subsidiary (other than licenses arising from the purchase of "off the shelf" or other standard products), or (C) provisions restricting the development, manufacture or distribution of the Company's or any Subsidiary's products or services, or (D) indemnification by the Company or any Subsidiary with respect to infringements of proprietary rights (other than indemnification obligations arising from purchase or sale or license agreements entered into in the ordinary course of business).

          (ii) Neither the Company nor any Subsidiary has (A) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock, (B) incurred or guaranteed any indebtedness for money borrowed or any other liabilities (other than with respect to dividend obligations, distributions, indebtedness and other obligations incurred in the ordinary course of business) individually in excess of $1,500,000 or in excess of $2,750,000 in the aggregate, (C) made any loans or advances to any person, other than ordinary advances for travel expenses, or (D) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of its inventory in the ordinary course of business.

          (iii) For the purposes of subsections (i) and (ii) above, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities the Company has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such subsections.

     (i) No Material Change. Except as set forth in the SEC Reports and the Merger Agreement (and the transactions contemplated thereby), and except for the transaction expressly contemplated hereby, since March 31, 2001:

          (i) there has been no material adverse change or any development involving a prospective material adverse change in or affecting the condition, financial or otherwise, or in the earnings, assets, business affairs or business prospects of the Company, whether or not arising in the ordinary course of business;

          (ii) there have been no transactions entered into by the Company other than those in the ordinary course of business, which are material with respect to the Company;

          (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock;

          (iv) there has been no damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the properties, business or prospects or financial condition of the Company;

          (v) there has been no waiver by the Company of a valuable right or of a material debt owed to it;

          (vi) there have been no direct or indirect loans made by the Company to any stockholder, employee, officer or director of the Company, other than advances made in the ordinary course of business;

          (vii) there has been no material change in any compensation arrangement or agreement with any employee, officer, director or stockholder;

          (viii) there has been no labor organization activity related to the Company;

          (ix) there has been no sale, assignment or transfer of any patents, trademarks, copyrights, trade secrets or other intangible assets;

          (x) there has been no change in any material agreement to which the Company is a party or by which it is bound which materially and adversely affects the business, assets, liabilities, financial condition, operations or prospects of the Company;

          (xi) there has been no other event or condition of any character that, either individually or cumulatively, has materially and adversely affected the business, assets, liabilities, financial condition, prospects or operations of the Company; or

          (xii) there has been no arrangement or commitment by the Company to do any of the acts described in subsections (i) through (xi) above.

     (j) SEC Filings. The Company has timely filed all reports required to be filed under the 1934 Act and any other material reports or documents required to be filed with the SEC. All of such reports and documents complied in all material respects, with all applicable requirements of the 1933 Act and the 1934 Act. The Company meets the requirements for the use of Form S-3 for the registration of the resale of the Registrable Securities by the Buyer and any other Investor. The Company has not filed any reports with the SEC under the 1934 Act since May 18, 2001.

     (k) Absence Of Certain Proceedings. Except as disclosed in the SEC Reports, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body, or governmental agency pending, or to the Company's knowledge threatened against or affecting the Company or any Subsidiary wherein an unfavorable decision, ruling or finding could have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company and the Subsidiaries, taken as a whole, or the transactions contemplated by the Transaction Documents or which could adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, the Transaction Documents; and to the best of the Company's knowledge there is not pending or contemplated any, and there has been no, investigation by the SEC involving the Company or any Subsidiary or any director or officer thereof.

     (l) Liabilities. Except as and to the extent disclosed or reserved against in the financial statements of the Company and the notes thereto included in the SEC Reports, neither the Company nor any Subsidiary has any liability, debt or obligation, whether accrued, absolute, contingent or otherwise, and whether due or to become due which, individually or in the aggregate, are material to the Company and the Subsidiaries, taken as a whole. Subsequent to March 31, 2001, neither the Company nor any Subsidiary has incurred any liabilities, debts or obligations of any nature whatsoever which are, individually or in the aggregate, material to the Company and the Subsidiaries, taken as a whole, other than those incurred in the ordinary course of its business, other than as disclosed in the SEC Reports and other than the bridge financing referred to in Section 5.18 of the Merger Agreement.

     (m) Title To Properties And Assets; Liens, Etc. The Company and each Subsidiary has good and marketable title to their respective properties and assets, including the properties and assets reflected in the most recent balance sheet included in the SEC Reports, and good title to their respective leasehold estates, in each case subject to no mortgage, pledge, lien, lease, encumbrance or charge, other than (i) those resulting from taxes which have not yet become delinquent, (ii) minor liens and encumbrances which do not materially detract from the value of the property subject thereto or materially impair the operations of the Company or any Subsidiary, and (iii) those that have otherwise arisen in the ordinary course of business. All facilities, machinery, equipment, fixtures, vehicles and other properties owned, leased or used by the Company or any Subsidiary are in good operating condition and repair and are reasonably fit and usable for the purposes for which they are being used. The Company and each Subsidiary is in compliance with all material terms of each lease to which it is a party or is otherwise bound.

     (n)  Intellectual Property.

          (i) Except as disclosed in the SEC Reports, each of the Company and each Subsidiary owns, or possesses adequate rights to use, all patents, patent rights, inventions, trade secrets, know-how, proprietary techniques, including processes and substances, trademarks, service marks, trade names and copyrights described or referred to in the SEC Reports or owned or used by it or which are necessary for the conduct of its business. Except for any documents filed or incorporated by reference as exhibits to the SEC Reports, there are no outstanding options, licenses or agreements of any kind relating to the foregoing proprietary rights, nor is the Company or any Subsidiary bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes of any other person or entity other than such licenses or agreements arising from the purchase of "off the shelf" or standard products.

          (ii) Except as disclosed in the SEC Reports, each of the Company and each Subsidiary has no reason to believe, and is not aware of any claim, that the conduct of its business will conflict with any patents, patent rights, inventions, trade secrets, know-how, proprietary techniques, including processes and substances, trademarks, service marks, trade names or copyrights of others.

          (iii) Neither the Company nor any Subsidiary is aware that any of its employee s is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with their duties to the Company or any Subsidiary or that would conflict with the conduct of the Company's business. Each former and current employee, officer and consultant of the Company and the Subsidiaries has executed a proprietary information and inventions agreement in the form(s) as delivered to the Buyer. No former and current employee, officer or consultant of the Company or any Subsidiary has excluded works or inventions made prior to his or her employment with the Company from his or her assignment of inventions pursuant to such employee, officer or consultant's proprietary information and inventions agreement.

          (iv) The opinions delivered pursuant to Sections 7(t) and 7(u) cover all of the patents and patent rights owned or used by the Company and the Subsidiaries.

     (o) Internal Accounting Controls. The Company maintains a system of internal accounting controls meeting the requirements of Section 13(b)(2) of the 1934 Act in all material respects.

     (p) Compliance With Laws. Neither the Company nor any Subsidiary is in violation of or has any liability under any statute, law, rule, regulation, ordinance, decision or order of any governmental agency or body or any court, domestic or foreign, including, without limitation, those relating to the use, operation, handling, transportation, disposal or release of hazardous or toxic substances or wastes or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances or wastes, except in the case of violations or liabilities not relating to the use, operation, handling, transportation, disposal or release of hazardous or toxic substances or wastes or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances or wastes where such violation or liability would not individually or in the aggregate have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company and the Subsidiaries, taken as a whole; and neither the Company nor any Subsidiary is aware of any pending investigation which could lead to such a claim. No Hazardous Materials (as defined below) are used or have been used, stored, or disposed of by the Company or any Subsidiary or, to the Company's knowledge, by any other person or entity on any property owned, leased or used by the Company or any Subsidiary. For the purposes of the preceding sentence, "Hazardous Materials" shall mean (1) materials which are listed or otherwise defined as "hazardous" or "toxic" under any applicable local, state, federal and/or foreign laws and regulations that govern the existence and/or remedy of contamination on property, the protection of the environment from contamination, the control of hazardous wastes, or other activities involving hazardous substances, including building materials, or (2) any petroleum products or nuclear materials.

     (q) Tax Matters. The Company and each Subsidiary has filed all federal, state and local income and franchise tax returns required to be filed. All taxes shown to be due and payable on such returns, any assessments imposed, and to the Company's knowledge all other taxes due and payable by the Company and each Subsidiary on or before the Closing, have been paid or will be paid prior to the time they become delinquent. The Company has not been advised (1) that any of its returns, federal, state or other, have been or are being audited as of the date hereof, or (2) of any deficiency in assessment or proposed judgment to its or any Subsidiary's federal, state or other taxes. The Company has no knowledge of any liability of any tax to be imposed upon its or any Subsidiary's properties or assets as of the date of this Agreement that is not adequately provided for. The Company is not and has not ever been a "United States Real Property Holding Corporation" (a "USRPHC") as that term is defined in section 897(c)(2) of the Code and the Treasury Regulations thereunder (the "Treasury Regulations").

     (r) Investment Company. Neither the Company nor the Subsidiary is an "investment company" within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder.

     (s) Absence Of Brokers, Finders, Etc. No broker, finder, or similar Person is entitled to any commission, fee, or other compensation by reason of the transactions contemplated by this Agreement, and the Company shall pay, and indemnify and hold harmless the Buyer from, any claim made against the Buyer by any Person for any such commission, fee or other compensation.

     (t) No Solicitation. No form of general solicitation or general advertising was used by the Company or, to the best of its knowledge, any other Person acting on behalf of the Company, in respect of the Securities or in connection with the offer and sale of the Securities. Neither the Company nor, to its knowledge, any Person acting on behalf of the Company has, either directly or indirectly, sold or offered for sale to any Person any of the Securities or, within the six (6) months prior to the date hereof, any other similar security of the Company except as contemplated by this Agreement and the Other Subscription Agreements, and neither the Company nor any Person authorized to act on its behalf will sell or offer for sale any such security to, or solicit any offers to buy any such security from, or otherwise approach or negotiate in respect thereof with, any Person so as thereby to cause the issuance or sale of any of the Securities to be in violation of Section 5 of the 1933 Act.

     (u) Trading in Company Common Stock. The Company has not (and has not permitted any of its officers, directors, employees, affiliates, agents or representatives to): (i) effect, alone or with one or more Persons, a transaction or series of transactions as a means of creating actual or apparent active trading or raising or depressing the price of the Common Stock, or (ii) take any action in violation of Section 9 of the 1934 Act.

     (v) Rights Plan. No triggering or distribution of the rights pursuant to that certain Preferred Shares Rights Agreement dated as of February 2, 1999, between the Company and ChaseMellon Shareholder Services, L.L.C. that would allow any holder thereof to exercise such rights shall occur as a result of the transactions contemplated by the Transaction Documents or the Merger Agreement.

     (w) Full Disclosure. The Company has provided the Buyer with all information requested by the Buyer in connection with its decision to purchase the Preferred Shares, including all information the Company believes is reasonably necessary to make such investment decision. Neither this Agreement (including each of the Company's representations and warranties contained in Section 4 of this Agreement), the exhibits hereto, the Transaction Documents nor any other document delivered by the Company to the Buyer or their attorneys or agents in connection herewith or therewith or with the transactions contemplated hereby or thereby, contain any untrue statement of a material fact nor, omit to state a material fact necessary in order to make the statements contained herein or therein not misleading. To the Company's knowledge, there are no facts which (individually or in the aggregate) materially adversely affect the business, assets, liabilities, financial condition, prospects or operations of the Company or any Subsidiary that have not been set forth in this Agreement, the exhibits hereto, the Transaction Documents, in other documents delivered to the Buyer or its attorneys or agents in connection herewith or in the Merger Agreement.

5.   Certain Covenants And Acknowledgments.

     (a) Transfer Restrictions. Subject to the further restrictions set forth in Section 5(o) below, the Buyer acknowledges and agrees that (i) the Preferred Shares have not been and are not being registered under the provisions of the 1933 Act or any state securities laws and, except as provided in Section 8, the Common Shares have not been and are not being registered under the 1933 Act or any state securities laws, that the Preferred Shares may not be transferred without such registration unless the Buyer receives the prior written consent of the Company and shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the Preferred Shares to be transferred may be transferred without such registration or unless transferred in accordance with Rule 144A to a QIB, and that the Common Shares may not be transferred without such registration unless the Buyer shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the Common Shares to be transferred may be transferred without such registration or unless transferred in accordance with Rule 144A to a QIB; (ii) no sale, assignment or other transfer of the Preferred Shares or the Common Shares or any interest therein may be made; (iii) the Common Shares are not transferable in the absence of registration under the 1933 Act and applicable state securities laws, or applicable exemptions therefrom; (iv) any sale of the Common Shares under the Registration Statement shall be made only in compliance with the terms of this Section 5(a) and Section 8 (including, without limitation, Section 8(c)(5)); (v) any sale of the Common Shares or, with the prior written consent of the Company, the Preferred Shares made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if the exemption provided by Rule 144 is not available, any resale of the Common Shares or, with the prior written consent of the Company, the Preferred Shares under circumstances in which the seller, or the Person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the 1933 Act, may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (vi) the Company is under no obligation to register the Shares (other than registration of the resale of the Common Shares in accordance with Section 8) under the 1933 Act or, except as provided in Sections 5(d) and 8, to comply with the terms and conditions of any exemption thereunder. Notwithstanding the foregoing but also subject to the further restrictions set forth in Section 5(o), no prior written consent of the Company, registration or opinion of counsel shall be necessary for a transfer by the Buyer to (i) its partners or former partners in accordance with partnership interests or to any Affiliate or (ii) any other investment fund the general partner of which is the same as the Buyer's. Notwithstanding anything expressed or implied in any of the Transaction Documents to the contrary, subject to applicable securities laws, nothing shall prevent the Buyer from (A) "selling short against the box" for purposes of hedging its investment in the Preferred Shares or (B) employing all appropriate securities or instruments in connection with hedging transactions carried out with the intention of protecting the value of the existing investment in the Preferred Shares.

     (b)  Restrictive Legends.

          (i) The Buyer acknowledges and agrees that the certificates for the Preferred Shares shall bear restrictive legends in substantially the following form (and a stop-transfer order may be placed against transfer of the Preferred Shares):

     THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE ISSUANCE TO THE HOLDER OF THESE SECURITIES AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THESE SECURITIES IS NOT COVERED BY A REGISTRATION STATEMENT UNDER THE ACT. THESE SECURITIES HAVE BEEN ACQUIRED, AND SUCH SHARES OF COMMON STOCK MUST BE ACQUIRED, FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED UNLESS (A) THEIR RESALE IS REGISTERED UNDER THE ACT, (B) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM, SCOPE AND SUBSTANCE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR (C) SOLD, TRANSFERRED OR ASSIGNED TO A QIB PURSUANT TO RULE 144A.

     EXCEPT FOR ANY TRANSFER BY THE HOLDER TO ANY INVESTMENT FUND THE GENERAL PARTNER OF WHICH IS THE SAME AS THE HOLDER'S AND EXCEPT AS PROVIDED IN
     SECTION 5(A) OF THE SUBSCRIPTION AGREEMENT DATED JULY 27, 2001, THESE SECURITIES SHALL NOT BE SOLD, EXCHANGED OR OTHERWISE TRANSFERRED TO ANY PERSON (INCLUDING PARTNERS, AFFILIATES OR ANY OTHER PERSON) WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY.

     THESE SECURITIES ARE SUBJECT TO THE TERMS AND CONDITIONS OF A VOTING AGREEMENT THAT PLACES CERTAIN RESTRICTIONS ON THE VOTING OF THE SECURITIES. ANY PERSON ACCEPTING ANY INTEREST IN SUCH SECURITIES SHALL BE DEEMED TO AGREE TO AND BE BOUND BY ALL PROVISIONS OF SUCH AGREEMENT. A COPY OF SUCH AGREEMENT WILL BE FURNISHED TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS.

          (ii) The Buyer further acknowledges and agrees that until such time as the Common Shares have been registered for resale under the 1933 Act as contemplated by Section 8 or are eligible for resale under Rule 144(k) under the 1933 Act, the certificates for the Common Shares may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for the Common Shares):

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE RESOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE ACT, OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN

     FORM, SCOPE AND SUBSTANCE TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT.

          (iii) Once particular Common Shares are sold pursuant to an effective Registration Statement or eligible for resale pursuant to Rule 144(k) under the 1933 Act, thereafter (A) upon request of the Buyer (together with certain customary factual representations by the Buyer that the requirements of Rule 144(k) have been met in the case of a resale pursuant to Rule 144(k)) the Company will substitute certificates without restrictive legend for certificates for such particular Common Shares and remove any stop-transfer restriction relating thereto promptly, but in no event later than three Trading Days after surrender of such certificates by the Buyer and (B) the Company shall not place any restrictive legend on certificates for Common Shares subsequently issued or impose any stop-transfer restriction thereon.

     (c) Transfer Agent Instruction. Prior to the closing on the Closing Date, the Company will (i) execute and deliver to the Transfer Agent the Transfer Agent Instruction in substantially the form of ANNEX B to this Agreement and pursuant thereto irrevocably instruct the Transfer Agent to issue certificates for the Common Shares from time to time upon conversion of the Preferred Shares in such amounts as specified from time to time to the Transfer Agent in the Conversion Notices surrendered in connection with such conversions, (ii) appoint the Transfer Agent the conversion agent for the Preferred Stock. The certificates for the Common Shares will bear the restrictive legend specified in
Section 5(b) of this Agreement prior to their resale pursuant to an effective Registration Statement or Rule 144(k) under the 1933 Act. The Common Shares shall be registered in the name of the Buyer or its nominee and in such denominations to be specified by the Buyer in connection with each conversion of Preferred Shares. The Company warrants that, except as otherwise expressly permitted by the Transfer Agent Instruction, no instruction other than (x) such instructions referred to in this Section 5(c), (y) stop transfer instructions to give effect to Section 5(a) hereof prior to the resale of the Common Shares pursuant to an effective Registration Statement or Rule 144(k) under the 1933 Act and (z) the instructions required by Section 8(b)(xii) hereof will be given by the Company to the Transfer Agent and that the Common Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement. Nothing in this Section 5(c) shall limit in any way the Buyer's obligations and agreement to comply with the registration requirements of the 1933 Act or an exemption there from upon resale of the Shares. If the Buyer provides the Company with an opinion of counsel reasonably satisfactory in form, scope and substance to the Company that registration of a resale by the Buyer of any of the Shares in accordance with Section 5(a) of this Agreement is not required under the 1933 Act, the Company shall permit the transfer of such Shares and, in the case of the Common Shares, promptly, but in no event later than three Business Days after receipt of such opinion, instruct the Transfer Agent to issue upon transfer one or more share certificates in such name and in such denominations as specified by the Buyer. Nothing in this
Section 5(c) shall limit the obligations of the Company under Section 8 of this Agreement.

     (d) Form D. The Company agrees to file with the SEC on a timely basis a Form D with respect to the Securities as required to claim the exemption provided by Rule 506 of Regulation D and to provide a copy thereof to the Buyer promptly after such filing.

     (e) Nasdaq Listing; Reporting Status. Prior to the Closing Date, the Company shall file with the Nasdaq Stock Market an application or other document required by Nasdaq for the listing of the Common Shares with Nasdaq and shall provide evidence of such filing to the Buyer. The Company shall use its best efforts to obtain the listing, subject to official notice of issuance, of the Common Shares on Nasdaq prior to the Closing Date. So long as the Buyer beneficially owns any Preferred Shares or Common Shares, the Company shall maintain the listing of the Common Stock on Nasdaq or a registered national securities exchange. During the Registration Period, the Company shall timely file all reports required to be filed with the SEC pursuant to Section 13 or 15(d) of the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination.

     (f) Use Of Proceeds. The Company acknowledges and agrees that: (i) it does not own or have any present intention of acquiring any Margin Stock; (ii) the proceeds of sale of the Preferred Shares will be used for general working capital purposes and in the operation of the Company's business; (iii) none of such proceeds will be used, directly or indirectly (A) to make any loan to or investment in any other Person or (B) for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any Margin Stock or for the purpose of maintaining, reducing or retiring any indebtedness which was originally incurred to purchase or carry any stock that is currently a Margin Stock or for any other purpose which might constitute the transactions contemplated by this Agreement a "purpose credit" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System; and (iv) neither the Company nor any agent acting on its behalf has taken or will take any action which might cause this Agreement or the transactions contemplated hereby to violate Regulation T, Regulation U or any other regulation of the Board of Governors of the Federal Reserve System or to violate the 1934 Act, in each case as in effect now or as the same may hereafter be in effect.

     (g) State Securities Laws. On or before the Closing Date, the Company shall take such action as shall be necessary to qualify, or to obtain an exemption for, the offer and sale of the Securities to the Buyer as contemplated by the Transaction Documents under such of the securities laws of jurisdictions in the United States as shall be applicable thereto. In connection with the foregoing obligations of the Company in this Section 5(g), the Company shall not be required (i) to qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 5(g), (ii) to subject itself to general taxation in any such jurisdiction or (iii) to file a general consent to service of process in any such jurisdiction. The Company shall furnish to the Buyer copies of all filings, applications, orders and grants or confirmations of exemptions relating to such securities laws on or prior to the Closing Date.

     (h) Limitation On Certain Actions. From the date of execution and delivery of this Agreement by the parties hereto to the date of issuance of the Preferred Shares, the Company (i) shall comply with Section 12 of the Certificate of Designations as if the Preferred Shares were outstanding, (ii) shall not take any action which, if the Preferred Shares were outstanding, would constitute a Holder Optional Repurchase Event or, with the giving of notice or the passage of time or both, would constitute a Holder Optional Repurchase Event and (iii) shall not sell or otherwise issue any shares of capital stock or any other securities (except for the Merger Shares and the granting of options in the ordinary course of business consistent with past practice pursuant to the Company's existing stock option, incentive or employee stock purchase plans).

     (i) Best Efforts. Each of the parties shall use its best efforts timely to satisfy each of the conditions to the other party's obligations to sell and purchase the Preferred Shares set forth in Section 6 or 7, as the case may be, of this Agreement on or before the Closing Date.

     (j)  Reservation Of Shares; Shares To Be Fully Paid; Listing Of Common
Stock.

          (i) The Company shall reserve and keep available, free from preemptive rights, out of its authorized but unissued shares of Common Stock or shares of Common Stock held in treasury, solely for issuance upon conversion of the Preferred Shares, sufficient shares to provide for the conversion of the Preferred Shares from time to time as Preferred Shares are converted.

          (ii) The Company shall take all action necessary to ensure that all shares of Common Stock issued upon conversion of the Preferred Shares will be fully paid and non-assessable by the Company and free from all taxes, liens and charges with respect to the issue thereof.

          (iii) The Company covenants that if any shares of Common Stock to be provided for the purpose of conversion of the Preferred Shares require registration with or approval of any governmental authority under any federal or state law before such shares may be validly issued upon conversion, the Company will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be.

          (iv) The Company covenants that, so long as the Common Stock shall be listed on the Nasdaq, the NYSE or any other national securities exchange, the Company shall obtain and, so long as the Common Stock shall be so listed on such market or exchange, maintain approval for listing thereon of all Common Stock issuable upon conversion of the Preferred Shares.

     (k) Additional Covenants. From and after the date hereof, for so long as any Preferred Shares are outstanding, the Company shall comply with the following unless in the case of clauses (i) through (ix) (but excluding clause
(x)) otherwise agreed in writing by the Holders of outstanding shares of Preferred Stock which shares constitute 90% of the outstanding shares of Preferred Stock:

          (i) Limitation On Indebtedness. The Company will not itself, and will not permit any Subsidiary to, create, assume, incur, in any manner become liable in respect of, including, without limitation, by reason of any business combination transaction, or suffer to exist (all of which are referred to herein as "incurring"), any Indebtedness other than Permitted Indebtedness. This
Section 5(k)(i) shall terminate and be of no further force if the closing sale price of the Common Stock exceeds $15.00 per share for any 60 consecutive trading days following the date on which (A) none of the Conversion Shares are subject to a contractual "lock-up" restricting the resale thereof, (B) the Buyer is not on such date subject to any Blackout Period or any blackouts exist on trading in the Company's Common Stock or similar restrictions on sale by reason of its representative sitting on the Company's Board of Directors and (C) the Registration Statement is effective.

          (ii) Payment Of Obligations. The Company will pay and discharge, and will cause each Subsidiary to pay and discharge, all their respective material obligations and liabilities, including, without limitation, tax liabilities, in the ordinary course consistent with the Company's practices prior to the date hereof, except where the same may be contested in good faith by appropriate proceedings.

          (iii) Compliance With Laws. The Company will comply, and will cause each Subsidiary to comply with all applicable laws, ordinances, rules, regulations, decisions, orders and requirements of governmental authorities and courts (including, without limitation, environmental laws) except (A) where compliance therewith is contested in good faith by appropriate proceedings or
(B) where non-compliance therewith could not reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), operations, performance, properties or prospects of the Company and its Subsidiaries taken as a whole.

          (iv) Investment Company Act. The Company will not be or become an open-end investment trust, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act of 1940, as amended, or any successor provision.

          (v) Limitations On Issuance Of Securities. The Company shall not (A) issue any security that is convertible into or otherwise entitles the holder to acquire Common Stock at a price that varies based on changes in the market price of the Common Stock, (B) issue Common Stock under any arrangement for re-pricing or adjusting the price after the issuance, or (C) issue any other preferred stock that is senior to, or at parity with, the Preferred Stock; provided, however, that this Section 5(k)(v) shall not prevent the Company from entering into an "equity line" financing arrangement approved by the board of directors of the Company. This Section 5(k)(v) shall terminate and be of no further force if the closing sale price of the Common Stock exceeds $15.00 per share for any 60 consecutive trading days or such fewer number of consecutive trading days during which the dollar value of the trading volume over such period is greater than ten (10) times the Aggregate Purchase Price (provided, however, that such fewer number of consecutive trading days shall not be less than 30) following the date on which (A) none of the Conversion Shares are subject to a contractual "lock-up" restricting the resale thereof, (B) the Buyer is not on such date subject to any Blackout Period or any blackouts exist on trading in the Company's Common Stock or similar restrictions on sale by reason of its representative sitting on the Company's Board of Directors and (C) the Registration Statement is effective.

          (vi)  Buyer's Rights of First Refusal.

                (1) Subsequent Offerings. So long as the Buyer continues to hold any Preferred Shares, the Buyer shall have a right of first refusal to purchase its pro rata share of all Equity Securities, as defined below, that the Company may, from time to time, propose to sell and issue after the date of this Agreement. The Buyer's pro rata share is equal to the ratio of (A) the number of shares of the Company's Common Stock (including all Conversion Shares) which the Buyer is deemed to be a holder immediately prior to the issuance of such Equity Securities to (B) the total number of shares of the Company's outstanding Common Stock (including all

Conversion Shares and shares of Common Stock issued or issuable upon the exercise of any outstanding warrants, options or convertible securities) immediately prior to the issuance of the Equity Securities. The term "Equity Securities" shall mean: (A) any primary issuance of Common Stock registered for sale with the SEC other than shares registered with the SEC pursuant to a Form S-4 or Form S-8, or (B) any primary issuance of Common Stock issued in a transaction exempt from the registration requirements of the 1933 Act and subsequently registered for resale (either before or after closing) pursuant to Form S-1 or Form S-3 (or any successor form) (a "PIPE") other than securities issuances in connection with a strategic alliance, collaboration, joint venture, partnership or similar arrangement of the Company with another Person which strategic alliance, collaboration, joint venture or partnership relates to the Company's business as conducted immediately prior thereto and which Person is engaged in a business similar or related to the business of the Company so long the number of shares issued in such transaction does not exceed ten percent of the outstanding capital stock of the Company (on a fully-diluted basis) immediately prior to the issuance. The Company shall require that the managing underwriter or underwriters of the Company's public offering (the "Offering") offer to sell to the Buyer (or its designee) its pro rata share of the registered Common Stock to be offered to the public, at the same price and on the same terms as the public, provided that the initial filing of the registration statement to register the Company's securities with the SEC (the "Filing") occurs at least 12 months after the signing of this Agreement (the "Grant Date"). If the Filing occurs within one year of the Grant Date, the Company shall offer to sell to the Buyer (or its designees) its pro rata share of Common Stock in a private placement consummated contemporaneously with the Offering (the "Private Placement").

                 (2) Exercise of Rights. If the Company proposes to issue any Equity Securities, it shall give the Buyer written notice of its intention, describing the Equity Securities, the price and the terms and conditions upon which the Company proposes to issue the same. The Buyer shall have fifteen (15) days from the giving of such notice to agree to purchase its pro rata share of the Equity Securities for the price and upon the terms and conditions specified in the notice by giving written notice to the Company and stating therein the quantity of Equity Securities to be purchased. Notwithstanding the foregoing, the Company shall not be required to offer or sell such Equity Securities to the Buyer if it would cause the Company to be in violation of applicable federal securities laws by virtue of such offer or sale.

                 (3) Termination of Rights. The rights of first refusal established by this Section 5(k)(vi) shall terminate and be of no further force if the Buyer does not purchase its pro rata share of Equity Securities in any subsequent offering.

          (vii) Listing Eligibility Reporting. The Company shall notify the Buyer from time to time within five days after the Company first learns that it does not meet any of the applicable requirements for the continued listing of the Common Stock on the principal securities market or exchange on which the Common Stock is listed from time to time.

          (viii) Transactions With Affiliates. The Company shall not enter into any transactions with any Affiliates except on terms no less favorable than terms that could be obtained by the Company from a third party, as determined in good faith by the Board of Directors of the Company.

     (ix) Rule 144A Information Requirement. Within the period prior to the expiration of the holding period applicable to sales of the Preferred Shares under Rule 144(k) under the 1933 Act (or any successor provision), the Company shall, during any period in which it is not subject to Section 13 or 15(d) under the 1934 Act, make available to the Buyer which continues to hold Restricted Securities in connection with any sale thereof and any prospective purchaser of Preferred Shares from the Buyer, the information required pursuant to Rule 144A(d)(4) under the 1933 Act upon the request of the Buyer and it will take such further action as the Buyer may reasonably request, all to the extent required from time to time to enable the Buyer to sell the Preferred Shares held by it without registration under the 1933 Act within the limitation of the exemption provided by Rule 144A, as Rule 144A may be amended from time to time. Upon the request of the Buyer, the Company will deliver to the Buyer a written statement as to whether it has complied with such requirements.

     (x)   Standstill Obligations.

           (1) The Buyer hereby agrees with the Company and covenants that until the first anniversary of the Closing Date (except with respect to clause "f." which shall continue until the second anniversary of the Closing Date), so long as it is the record or beneficial owner of any Preferred Shares (subject to adjustments upon stock splits, dividends and recapitalizations), without the prior written consent of the Company, it will not directly or indirectly:

                 a. make, or in any way participate in, alone or in concert with others, any "solicitation" of "proxies" or "consents" (as such terms are used in the proxy rules of the SEC promulgated pursuant to Section 14 of the 1934 Act) to vote for the election or removal of directors of the Company (except to the extent otherwise permitted pursuant to Section 5(k)(x)(2) below);

                 b. otherwise seek to nominate, alone or in concert with others, any person for election as a director of the Company who is not nominated by the then incumbent directors (except to the extent otherwise permitted pursuant to Section 5(k)(x)(2) below);

                 c. vote (whether at a meeting of stockholders, by written consent without a meeting or otherwise), alone or in concert with others, any or all of the Shares beneficially owned by the Buyer in favor of the election as a director of the Company of any nominee that has not been nominated or recommended for election as a director of the Company by the then incumbent directors (except to the extent otherwise permitted pursuant to Section 5(k)(x)(2) below);

                 d. vote (whether at a meeting of stockholders, by written consent without a meeting or otherwise), alone or in concert with others, any or all of the Shares beneficially owned by the Buyer in favor of any proposal to remove as a director of the Company of any director that has not been made, sponsored and submitted by, or at the direction of, the then incumbent directors (except to the extent otherwise permitted pursuant to Section 5(k)(x)(2) below);

                 e. grant to any Person any proxy or power of attorney that would or could enable such Person to vote, alone or in concert with others, or otherwise transfer or assign to any Person the power to vote (whether at a meeting of stockholders, by written consent without a meeting or otherwise), any or all of the Shares beneficially owned by the Buyer in a manner that would violate the provisions of clauses "c." and/or "d." above or the foregoing prohibition on the granting of proxies and powers of attorney;

                 f. acquire, offer or propose to acquire, solicit an offer to sell or agree to acquire, directly or indirectly, alone or in concert with others, by purchase or otherwise, any direct or indirect "beneficial ownership" (such term, for purposes of this Agreement, shall have the meaning provided therefor under the rules and regulations promulgated by the SEC under Section 13(d) of the 1934) in any voting securities or any direct or indirect beneficial ownership in any rights, warrants or options to acquire, or in any securities convertible into or exchangeable for, any voting securities of the Company (other than as set forth in Section 5(k)(x)(3) and as contemplated by the Transaction Documents); or

                 g. otherwise act, directly or indirectly, alone or in concert with others to propose to the Company's stockholders any merger, business combination, restructuring, recapitalization or other transaction that, in each case, would involve or result in a change of control of the Company (it being understood that nothing in this clause "g." shall prevent any Person who is elected to the Board of Directors of the Company by the holders of the Preferred Stock pursuant to Section 12(c)(1) of the Certificate of Designations, in such Person's capacity as a member of the Board of Directors and consistent with his or her fiduciary duties, from individually proposing, supporting or voting in favor of such a transaction (whether or not such transaction was proposed by such Person or another member of the Board of Directors)).

            (2) Notwithstanding anything expressed or implied in this Section 5(k)(x) to the contrary, the provisions of this Section 5(k)(x) shall not apply to, or restrict or otherwise limit in any way, (A) any right of any Person who is elected to the Board of Directors of the Company by the holders of the Preferred Stock pursuant to Section 12(c)(1) of the Certificate of Designations, in such Person's capacity as a member of the Board of Directors, to participate in the Board of Director's process to nominate directors for future elections in accordance with the Company's Certificate of Incorporation or (B) any right that the Buyer may have pursuant to Section 12(c)(1) of the Certificate of Designations to: (i) "solicit" "proxies" or "consents" (as such terms are used in the proxy rules of the SEC promulgated pursuant to Section 14 of the 1934
Act) to vote for the election or removal of any director who is elected to the Board of Directors of the Company by the holders of the Preferred Stock pursuant to Section 12(c)(1) of the Certificate of Designations, (ii) nominate any Person for election as a director who will be elected to the Board of Directors of the Company by the holders of the Preferred Stock pursuant to Section 12(c)(1) of the Certificate of Designations, or (iii) vote for the election or removal of any director who is elected to the Board of Directors of the Company by the holders of the Preferred Stock pursuant to Section 12(c)(1) of the Certificate of Designations.

           (3) Notwithstanding anything expressed or implied in this Section 5(k)(x) to the contrary, subject to applicable securities laws, nothing shall prevent the Buyer from (A) "selling short against the box" for purposes of hedging its investment in the Preferred Shares or

(B) employing all appropriate securities or instruments in connection with hedging transactions carried out with the intention of protecting the value of the existing investment in the Preferred Shares.

           (4) The Buyer hereby covenants and agrees that it shall not form, become a member of, or otherwise participate in any "group" (as defined in the 1934 Act) with the Other Buyers and further agrees that it shall take reasonable steps to ensure a sufficient number of shares are represented at stockholder meetings of the Company for the sole purpose of establishing a valid quorum.

           (5) The Buyer agrees that if the Buyer transfers any Shares in accordance with Section 5(a) to any Person who is not an Affiliate of the Buyer, then the transferee must agree to be bound by the provisions of this Section 5(k)(x).

     (l) USRPHC Status. The Company will not become a USRPHC at any time while the Buyer owns any Preferred Shares or Common Stock obtained upon conversion or exercise of the foregoing ("Covered Equity Interest"). If at any time and from time to time the Buyer desires to sell or dispose of any Covered Equity Interest and upon demand by the Buyer, the Company agrees to deliver to the Buyer a letter (the "Letter") which complies with sections 1.1445-2(c)(3) and 1.897-(h) (or any similar or successor provisions thereto) addressed to the Buyer stating that the Company is not and has not been a USRPHC at any time during the period beginning on the later of (i) the day five years prior to the date of the Letter and (ii) the date of this Agreement. The Letter shall be delivered the Buyer one business day prior to the sale of the Covered Equity Interest and shall be dated as of such date and signed by a corporate officer under penalties of perjury in accordance with section 1.897-2(h) of the Treasury Regulations.

     (m) No Negotiation. From the date of execution and delivery of this Agreement by the parties hereto to the earlier to occur of (A) a termination of this Agreement pursuant to Section 10(l) and (B) the date of issuance of the Preferred Shares, the Company shall not (and shall not permit any of its officers, directors, employees, affiliates, agents or representatives to) directly or indirectly:

           (i) solicit or encourage the initiation of any inquiry, proposal or offer from any Person (other than the Buyer and the Other Buyers) relating to a possible Financing Transaction; or

           (ii) participate in any negotiations with, or provide any non-public information to, any Person (other than the Buyer and the Other Buyers) relating to or in connection with any possible Financing Transaction.

In the event that the Company receives any unsolicited inquiry, proposal or offer from any Person (other than the Buyer or the Other Buyers) relating to a possible Financing Transaction, the Company shall provide (i) immediate oral and written notice to the Buyer of the receipt of any such inquiry, proposal or offer and (ii) promptly to the Buyer copies of documentation relating to such inquiry, proposal or offer.

     (n) No Changes To Lock-Up Agreements With Former Holders Of Common Stock Of Althexis. From and after the date hereof, the Company shall not shorten the length of any lock-up agreement it has with each of Mark Skaletsky, Patrick Connelly, Michael Dailey, Paul Mass, Paul Mellett and Manuel Navia unless otherwise agreed in writing by the Holders of 90% of outstanding shares of Preferred Stock.

     (o) Non-Transferability Of Preferred Shares. The Buyer acknowledges and agrees that the Preferred Shares may not be pledged or transferred unless the Buyer receives the prior written consent of the Company. Notwithstanding the foregoing, no prior written consent of the Company shall be necessary for a transfer by the Buyer to any other investment fund the general partner of which is the same as the Buyer's provided that such other investment fund agrees to comply with the terms of the Voting Agreement and the legend requirements set forth in Section 5(b) and, subject to applicable securities laws, nothing shall prevent the Buyer from (i) "selling short against the box" for purposes of hedging its investment in the Preferred Shares or (ii) employing all appropriate securities or instruments in connection with hedging transactions carried out with the intention of protecting the value of the existing investment in the Preferred Shares.

6.  CONDITIONS TO THE COMPANY'S OBLIGATIONS TO SELL AND ISSUE.

The Buyer understands that the Company's obligations to sell to the Buyer the Preferred Shares on the Closing Date are conditioned upon satisfaction of the following conditions precedent on or before the Closing Date (any or all of which may be waived by the Company in its sole discretion):

     (a) The Company shall have received a "lock-up" agreement in the form of ANNEX C executed by the Buyer providing that, subject to certain conditions, half of the Conversion Shares are subject to restrictions on transfer for a period of 270 days following the Closing Date;

     (b) On the Closing Date, no legal action, suit or proceeding shall be pending or threatened which seeks to restrain or prohibit the transactions contemplated by this Agreement;

     (c) The representations and warranties of the Buyer contained in this Agreement and in the Questionnaire shall have been true and correct on the date of this Agreement and shall be true and correct on the Closing Date as if made on and as of the Closing Date and on or before the Closing Date the Buyer shall have performed all covenants and agreements of the Buyer required to be performed by the Buyer on or before the Closing Date;

     (d) The Aggregate Purchase Price for the Preferred Shares and the Other Preferred Shares to be paid by the Buyer and the Other Buyers at the Closing shall be not less than Fifty-Five Million dollars ($55,000,000.00);

     (e) All of the conditions precedent to the merger of California MP Acquisition, Inc. with and into Althexis (the "Merger") pursuant to the Merger Agreement shall have been satisfied or waived (other than as a result of any failure on the part of the Company to comply with or perform any covenant or obligation set forth in the Merger Agreement); and

     (f) The Company shall have received a Voting Agreement in the form of ANNEX F executed by the Buyer.

7.  CONDITIONS TO THE BUYER'S OBLIGATIONS TO PURCHASE.

The Company understands that the Buyer's obligations to purchase from the Company the Preferred Shares on the Closing Date are conditioned upon satisfaction of the following conditions precedent on or before the Closing Date (any or all of which may be waived by the Buyer in its sole discretion):

     (a) The Transfer Agent shall have acknowledged in writing its receipt and acceptance of the Transfer Agent Instruction in substantially the form of ANNEX B to this Agreement and the Buyer shall have received evidence of such receipt and acknowledgment;

     (b) The Aggregate Purchase Price for the Preferred Shares and the Other Preferred Shares to be paid by the Buyer and the Other Buyers at the Closing shall be not less than Fifty-Five Million dollars ($55,000,000.00).

     (c) On the Closing Date, no legal action, suit or proceeding shall be pending or threatened which (i) seeks to restrain or prohibit the transactions contemplated by this Agreement, (ii) could have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company or (iii) could have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of Althexis.

     (d) The representations and warranties of the Company contained in this Agreement and each other agreement or instrument executed and delivered by the Company in connection with this Agreement shall have been true and correct on the date of this Agreement and shall be true and correct on the Closing Date as if made on the Closing Date; and on or before the Closing Date the Company shall have performed all covenants and agreements of the Company contained herein or therein and required to be performed by the Company on or before the Closing Date;

     (e) No event which, if the Preferred Shares were outstanding, would constitute a Holder Optional Repurchase Event or, with the giving of notice or the lapse of time, or both, would constitute a Holder Optional Repurchase Event shall have occurred and be continuing;

     (f) The Company shall have closed the Merger pursuant to the Merger Agreement;

     (g) Mark Skaletsky shall have been elected to the Board of Directors of the Company as of the effective time of the Merger and appointed Chief Executive Officer of the Company as of the effective time of the Merger;

     (h) The Company shall have taken all necessary corporate action, if any, to amend the Company's Certificate of Incorporation to (i) reflect the transactions contemplated by the Transaction Documents (including the voting provisions of the Certificate of Designations), (ii) set the authorized number of members of the Board of Directors at eight (8) (including a provision that shall prevent the Company from increasing the authorized size of the Board of Directors unless it receives the prior written consent of the Majority Holders) and (iii) provide for a procedure to nominate directors in future elections to provide that the directors elected pursuant to Section 12(c)(1) of the Certificate of Designations shall have the right to consent to one of such future nominees;

     (i) The Company shall have delivered to the Buyer a certificate, dated the Closing Date, duly executed by its Chief Executive Officer or Chief Financial Officer to the effect set forth in subparagraphs "(b)," "(c)," "(d)," "(e)," "(f)," "(g)" and "(h)" of this Section 7;

     (j) The Company shall have received "lock-up" agreements in the form of ANNEX D-1 executed by Mark Skaletsky, Patrick Connelly, Paul Mellett and Manuel Navia and in the form of ANNEX D-2 executed by Michael Dailey and Paul Mass providing that, subject to certain conditions, all of the shares of Common Stock held by such holders are subject to restrictions on transfer for a period of at least of 365 days following the Closing Date;

     (k) The Transaction Documents and the transactions contemplated thereby shall have been approved by the stockholders of the Company by the required vote;

     (l) The Company shall have received a waiver from any officer or director of the Company who would be entitled to have the vesting schedule of any outstanding options accelerate as a result of the Merger or the transactions contemplated by the Transaction Agreements, either alone or together, waiving any right to such acceleration;

     (m) The authorized size of the Board of Directors of the Company shall be eight (8) persons;

     (n) The Company shall have taken all necessary corporate action such that immediately following the Closing, the directors of the Company shall include David Schnell, Charles Newhall, Kate Bingham, Mark Skaletsky, John Walker and James Rurka;

     (o) The Buyer shall have received satisfactory confirmation of the filing with the Secretary of State of the State of Delaware of the Certificate of Designations;

     (p)   The Conversion Shares shall have been duly authorized and reserved;

     (q) The Company shall have filed a Notification Form for Listing of Additional Shares with respect to the Common Shares with Nasdaq;

     (r) The Company shall have delivered to the Buyer a certificate, dated the Closing Date, of the Secretary of the Company certifying (i) the Certificate of Incorporation and bylaws of the Company as in effect on the Closing Date,
(ii) all resolutions of the Board of Directors (and committees thereof) of the Company relating to this Agreement and the transactions contemplated hereby and
(iii) such other matters as reasonably requested by the Buyer;

     (s) The Buyer shall have received on the Closing Date an opinion of Bingham Dana LLP, counsel for the Company, dated the Closing Date, addressed to the Buyer, in form, scope and substance reasonably satisfactory to the Buyer, substantially in the form of ANNEX E to this Agreement;

     (t) The Buyer shall have received on the Closing Date, an opinion of intellectual property counsel for the Company reasonably satisfactory to the Buyer, dated the Closing Date, addressed to the Buyer, in form, scope and substance reasonably satisfactory to the Buyer;

     (u) The Buyer shall have received on the Closing Date, an opinion of intellectual property counsel for Althexis reasonably satisfactory to the Buyer, dated the Closing Date, addressed to the Buyer, in form, scope and substance reasonably satisfactory to the Buyer; and

     (v) On the Closing Date, (i) trading in securities on the New York Stock Exchange, Inc., the American Stock Exchange, Inc. or Nasdaq shall not have been suspended or materially limited and (ii) a general moratorium on commercial banking activities in the State of New York shall not have been declared by either federal or state authorities.

8.   REGISTRATION RIGHTS.

     (a)   Mandatory Registration.

           (i) The Company shall prepare promptly and, on or prior to the date which is 30 days after the Closing Date, file with the SEC the Registration Statement covering the Registrable Securities which covers the resale by the Buyer or any of the Buyer's distributees of (A) a number of shares of Common Stock equal to at least the number of Common Shares issuable to the Buyer upon conversion of the Preferred Shares, determined at the Conversion Price which is applicable on the day the Registration Statement is filed with the SEC as Registrable Securities, and which Registration Statement shall state that, in accordance with Rule 416 under the 1933 Act, such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon conversion of the Preferred Shares to prevent dilution resulting from stock splits, stock dividends or other dilutive events for which anti-dilution protection is provided in the Certificate of Designations.

           (ii) Prior to the SEC Effective Date for the Registration Statement, the Company will not, without the prior written consent of the Majority Holders, file or request the acceleration of any other registration statement filed with the SEC, and during any time subsequent to the SEC Effective Date when the Registration Statement for any reason is not available for use by any Investor for the resale of any Registrable Securities, the Company shall not file any other registration statement or any amendment thereto with the SEC under the 1933 Act or request the acceleration of the effectiveness of any other registration statement previously filed with the SEC, other than (A) any registration statement on Form S-8 and (B) any registration statement or amendment which the Company is required to file or as to which the Company is required to request acceleration pursuant to any obligation in effect on the date of execution and delivery of this Agreement.

     (b) Obligations of the Company. In connection with the registration of the Registrable Securities, the Company shall:

            (i) use its best efforts to cause the Registration Statement to become effective as promptly as possible after the filing thereof and to keep the Registration Statement effective pursuant to Rule 415 at all times during the Registration Period. The Company shall submit to the SEC, within three Business Days after the Company learns that no review of the Registration

Statement will be made by the staff of the SEC or that the staff of the SEC has no further comments on the Registration Statement a request for acceleration of effectiveness of the Registration Statement to a time and date not later than 48 hours after the submission of such request. The Company shall notify the Investors of the effectiveness of the Registration Statement on the SEC Effective Date. The Company represents and warrants and covenants to the Investors that (A) the Registration Statement (including any amendments thereto and prospectuses contained therein), at the time it is first filed with the SEC, at the time it is ordered effective by the SEC and at all times during which it is required to be effective hereunder (and each such amendment at the time it is filed with the SEC and at all times during which it is available for use in connection with the offer and sale of the Registrable Securities) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (B) the Prospectus (including any supplements thereto) at the time the Registration Statement is declared effective by the SEC and at all times that the Prospectus is required by this Agreement to be available for use by any Investor and, in accordance with Section 8(c)(iv), any Investor is entitled to sell Registrable Securities pursuant to the Prospectus (and each such supplement at the time it is filed with the SEC and at all times during which it is available for use in connection with the offer and sale of the Registrable Securities), shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

            (ii) subject to Section 8(b)(v), prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement effective, and the Prospectus current, at all times during the Registration Period, and, during the Registration Period, comply with the provisions of the 1933 Act applicable to the Company in order to permit the disposition by the Investors of all Registrable Securities covered by the Registration Statement;

            (iii) furnish to each Investor whose Registrable Securities are included in the Registration Statement and its legal counsel (A) promptly after the same is prepared and publicly distributed, filed with the SEC or received by the Company, five copies of the Registration Statement and any amendment thereto and the Prospectus and each amendment or supplement thereto, (B) one copy of each letter written by or on behalf of the Company to the SEC or the staff of the SEC and each item of correspondence from the SEC or the staff of the SEC relating to the Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment), each of which the Company hereby determines to be confidential information and which the Buyer hereby agrees to keep confidential as a confidential Record in accordance with Section 8(b)(ix) and (C) such number of copies of the Prospectus and all amendments and supplements thereto and such other documents, as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor;

            (iv) subject to Section 8(b)(v), use its best efforts (A) to register and qualify the Registrable Securities covered by the Registration Statement under the securities or blue sky laws of such jurisdictions as the Investors who hold a majority in interest of the Registrable Securities reasonably request, (B) to prepare and to file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof at all times during the Registration Period and (C) to take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale by the Investors in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto (I) to qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 8(b)(iv), (II) to subject itself to general taxation in any such jurisdiction or (III) to file a general consent to service of process in any such jurisdiction;

            (v) (A) as promptly as practicable after becoming aware of such event or circumstance, notify each Investor of the occurrence of an event or circumstance of which the Company has knowledge (x) as a result of which the Prospectus, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or (y) which requires the Company to amend or supplement the Registration Statement due to the receipt from an Investor of new or additional information about such Investor or its intended plan of distribution of its Registrable Securities, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement and Prospectus to correct such untrue statement or omission or to add any new or additional information, and deliver a number of copies of such supplement or amendment to each Investor as such Investor may reasonably request; (B) notwithstanding Section 8(b)(v)(A) above, if at any time the Company notifies the Investors as contemplated by
Section 8(b)(v)(A) the Company also notifies the Investors that the event giving rise to such notice relates to a development involving the Company which occurred subsequent to the later of (x) the SEC Effective Date and (y) the latest date prior to such notice on which the Company has amended or supplemented the Registration Statement, then the Company shall not be required to use best efforts to make such amendment during a Blackout Period; provided, however, that no Blackout Period may exceed 20 Trading Days (whether or not consecutive) in any period of 365 consecutive days; and provided further, however, that no Blackout Period may commence sooner than 90 days after the end of an earlier Blackout Period;

            (vi) as promptly as practicable after becoming aware of such event, notify each Investor who holds Registrable Securities being offered or sold pursuant to the Registration Statement of the issuance by the SEC of any stop order or other suspension of effectiveness of the Registration Statement at the earliest possible time;

            (vii) permit the Investors who hold Registrable Securities being included in the Registration Statement, at such Investors' sole cost and expense (except as otherwise specifically provided in Section 10(k)) to review and have a reasonable opportunity to comment on the Registration Statement and all amendments and supplements thereto at least five (5) Business Days prior to their filing with the SEC and shall not file any such document to which any Investor reasonably objects;

            (viii) make generally available to its security holders as soon as practical, but not later than 90 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the 1933 Act) covering a 12-month period beginning not later than the first day of the Company's fiscal quarter next following the SEC Effective Date;

            (ix) make available for inspection by any Investor and any Inspector retained by such Investor, at such Investor's sole expense, all Records as shall be reasonably necessary to enable such Investor to exercise its due diligence responsibility, and cause the Company's and the Subsidiaries' officers, directors and employees to supply all information which such Investor or any Inspector may reasonably request for purposes of such due diligence; provided, however, that such Investor shall hold in confidence and shall not make any disclosure of any Record or other information which the Company determines in good faith to be confidential, and of which determination such Investor is so notified at the time such Investor receives such information, unless (A) the disclosure of such Record is necessary to avoid or correct a misstatement or omission in the Registration Statement, (B) the release of such Record is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction or (C) the information in such Record has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company shall not be required to disclose any confidential information in such Records to any Inspector until and unless such Inspector shall have entered into a confidentiality agreement with the Company with respect thereto, substantially in the form of this Section 8(b)(ix), which agreement shall permit such Inspector to disclose Records to the Investor who has retained such Inspector. Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. The Company shall hold in confidence and shall not make any disclosure of information concerning an Investor provided to the Company pursuant to this Agreement unless (A) disclosure of such information is necessary to comply with federal or state securities laws, (B) disclosure of such information is necessary to avoid or correct a misstatement or omission in the Registration Statement, (C) release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, or (D) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Investor and allow such Investor, at such Investor's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information;

            (x) use its best efforts to cause all the Registrable Securities covered by the Registration Statement as of the SEC Effective Date to be listed on Nasdaq or such other principal securities market on which securities of the same class or series issued by the Company are then listed or traded;

            (xi) provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities at all times;

            (xii) cooperate with the Investors who hold Registrable Securities being offered pursuant to the Registration Statement to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates to be in such denominations or amounts as the Investors may reasonably request and registered in such names as the Investors may request; and, not later than the SEC Effective Date and after the resale of the Registrable Securities pursuant to an effective Registration Statement, the Company shall deliver (A) to the Transfer Agent (with copies to the Investors whose Registrable Securities are included in the Registration Statement) an instruction to remove any legends on previously issued Registrable Securities and thereafter to issue Registrable Securities without any legends and (B) shall cause legal counsel selected by the Company to deliver to the Investors whose Registrable Securities are included in the Registration Statement and, if required by the Transfer Agent, to the Transfer Agent an opinion of counsel to permit such legend removal;

            (xiii) during the Registration Period, the Company shall not bid for or purchase any Common Stock or any right to purchase Common Stock or attempt to induce any Person to purchase any such security or right if such bid, purchase or attempt would in any way limit the right of the Investors to sell Registrable Securities by reason of the limitations set forth in Regulation M under the 1934 Act; and

            (xiv) take all other reasonable actions necessary to expedite and facilitate disposition by the Investors of the Registrable Securities pursuant to the Registration Statement.

      (c) Obligations Of The Buyer And Other Investors. In connection with the registration of the Registrable Securities, the Investors shall have the following obligations:

            (i) It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company the Required Information and shall execute such documents in connection with such registration as the Company may reasonably request. At least ten (10) Business Days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Investor of the Required Information if any of such Investor's Registrable Securities are eligible for inclusion in the Registration Statement. If at least one Business Day prior to the SEC Filing Date the Company has not received the Required Information from an Investor, then the Company may file the Registration Statement without including Registrable Securities of such Non-Responsive Investor; provided, however, that nothing herein shall relieve the Company of its obligation to register the resale of such Investor's Registrable Securities promptly after such Investor provides the Required Information to the Company.

            (ii) Each Investor by such Investor's acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Investor has notified the Company of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement.

            (iii) Each Investor agrees that it will not effect any disposition of the Registrable Securities except as contemplated in the Registration Statement or as shall otherwise be in compliance with applicable securities laws and that it will promptly notify the Company of any material changes in the information set forth in the Registration Statement regarding such Investor or its plan of distribution; each Investor agrees (A) to notify the Company in the event that such Investor enters into any material agreement with a broker or a dealer for the sale of the

Registrable Securities through a block trade, special offering, exchange distribution or a purchase by a broker or dealer and (B) in connection with such agreement, to provide to the Company in writing the information necessary to prepare any supplemental prospectus pursuant to Rule 424(c) under the 1933 Act which is required with respect to such transaction.

            (iv) Each Investor acknowledges that there may occasionally be times as specified in Section 8(b)(v) or 8(b)(vi) when the Company must suspend the use of the Prospectus until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the SEC, the Company has prepared a supplement to the Prospectus or the Company has filed an appropriate report with the SEC pursuant to the 1934 Act. Each Investor hereby covenants that it will not sell any Registrable Securities pursuant to the Prospectus during the period commencing at the time at which the Company gives such Investor notice of the suspension of the use of the Prospectus in accordance with Section 8(b)(v) or 8(b)(vi) and ending at the time the Company gives such Investor notice that such Investor may thereafter effect sales pursuant to the Prospectus, or until the Company delivers to such Investor an amended or supplemented Prospectus;

            (v) In connection with any sale of Registrable Securities which is made by an Investor pursuant to the Registration Statement (A) if such sale is made through a broker, such Investor shall instruct such broker to deliver the Prospectus (including any amendments or supplements thereto) to the purchaser (or the broker therefor) in connection with such sale, shall supply copies of the Prospectus (including any amendments or supplements thereto) to such broker, (B) if such sale is made in a transaction directly with a purchaser and not through the facilities of any securities exchange or market, such Investor shall deliver, or cause to be delivered, the Prospectus to such purchaser; and (C) if such sale is made by any means other than those described in the immediately preceding clauses (A) and (B), such Investor shall otherwise use its reasonable best efforts to comply with the prospectus delivery requirements of the 1933 Act applicable to such sale; and

            (vi) Each Investor agrees to notify the Company promptly after the event of the completion of the sale by such Investor of all Registrable Securities to be sold by such Investor pursuant to the Registration Statement.

      (d) Rule 144. With a view to making available to each Investor the benefits of Rule 144, the Company agrees:

            (i) so long as each Investor owns or has the right to acquire Registrable Securities, promptly upon request, furnish to such Investor such information as may be necessary, and otherwise reasonably to cooperate with such Investor, to permit such Investor to sell its Registrable Securities pursuant to Rule 144 without registration; and

            (ii) if at any time the Company is not required to file such reports with the SEC under Sections 13 or 15(d) of the 1934 Act, to use its best efforts to, upon the request of an Investor, make publicly available other information so long as is necessary to permit publication by brokers and dealers of quotations for the Common Stock and sales of the Registrable Securities in accordance with Rule 15c2-11 under the 1934 Act.

9.  Indemnification And Contribution.

    (a)  Indemnification.

         (i) To the extent not prohibited by applicable law, the Company will indemnify and hold harmless each Indemnified Person against any Claims to which any of them may become subject under the 1933 Act, the 1934 Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any Violation or any of the transactions contemplated by the Transaction Documents. Subject to the restrictions set forth in Section 9(a)(iii) with respect to the number of legal counsel, the Company shall reimburse each Indemnified Person, promptly as such expenses are incurred and are due and payable, for any legal fees or other expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, an Indemnified Person shall not be entitled to indemnification under this Section 9(a)(i) for:
(A) a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information relating to an Indemnified Person furnished in writing to the Company by such Indemnified Person or underwriter for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto if the Prospectus or such amendment or supplement thereto was timely made available by the Company pursuant to Section 8(b)(iii); and (B) amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors.

         (ii) In connection with the Registration Statement, each Investor whose Registrable Securities are included in the Registration Statement agrees to indemnify and hold harmless, to the same extent and in the same manner set forth in Section 9(a)(i), each Indemnified Party against any Claim to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with the Registration Statement; and such Investor will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 9(a)(ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Section 9(a)(ii) for only that amount of all Claims in the aggregate as does not exceed the amount by which the proceeds to such Investor as a result of the sale of Registrable Securities pursuant to the Registration Statement exceeds the amount paid by such Investor for such Registrable Securities. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors.

         (iii) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 9(a) of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this
Section 9(a), deliver to the indemnifying party a notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel reasonably satisfactory to the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the opinion of the indemnified party (upon advice of counsel), the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding; provided further, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel for all Indemnified Persons or Indemnified Parties, as the case may be, hereunder and one separate counsel in each jurisdiction in which a Claim is pending or threatened. The failure to deliver notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 9(a), except to the extent that the indemnifying party is materially prejudiced in its ability to defend such action. The indemnification required by this Section 9(a) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

    (b) Contribution. To the extent any indemnification by an indemnifying party as set forth in Section 9(a) above is applicable by its terms but is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 9(a) to the fullest extent permitted by law. In determining the amount of contribution to which the respective parties are entitled, there shall be considered the relative fault of each party, the parties' relative knowledge of and access to information concerning the matter with respect to which the Claim was asserted, the opportunity to correct and prevent any statement or omission and any other equitable considerations appropriate under the circumstances; provided, however, that (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 9(a), (ii) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933
Act) shall be entitled to contribution from any other Person who was not guilty of such fraudulent misrepresentation and (iii) the contribution by any Investor in respect of all Claims in the aggregate shall be limited to the amount by which the proceeds received by such seller from the sale of such Registrable Securities exceeds the amount paid by such Investor for such Registrable Securities.

    (c)  Other Rights. The indemnification and contribution provided in this
Section 9 shall be in addition to any other rights and remedies available at law or in equity.

10.  Miscellaneous.

     (a) Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of California.

     (b) Headings. The headings, captions and footers of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

     (c) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

     (d) Notices. Any notices required or permitted to be given under the terms of this Agreement shall be in writing and shall be sent by mail, personal delivery, by telephone line facsimile transmission or courier and shall be effective five days after being placed in the mail, if mailed, or upon receipt, if delivered personally, by telephone line facsimile transmission or by courier, in each case addressed to a party at such party's address (or telephone line facsimile transmission number) shown in the introductory paragraph or on the signature page of this Agreement or such other address (or telephone line facsimile transmission number) as a party shall have provided by notice to the other party in accordance with this provision. In the case of any notice to the Company, such notice shall be addressed to the Company at its address shown in the introductory paragraph of this Agreement, Attention: Chief Financial Officer (telephone line facsimile number (650) 428-3545), and a copy shall also be given to: Latham & Watkins, 135 Commonwealth Drive, Menlo Park, California 94025,
Attn: Alan Mendelson (telephone line facsimile transmission number (650) 463-
2600), and in the case of any notice to the Buyer, a copy shall be given to:
Cooley Godward LLP, Five Palo Alto Square, 3000 El Camino Real, Palo Alto, California 94306, Attn: Craig Dauchy (telephone line facsimile transmission number (650) 849-7400). The Buyer hereby designates as its address for any notice required or permitted to be given to the Buyer pursuant to the Certificate of Designations the address shown on the signature page of this Agreement, until the Buyer shall designate another address for such purpose.

     (e) Counterparts. This Agreement may be executed in counterparts and by the parties hereto on separate counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. A telephone line facsimile transmission of this Agreement bearing a signature on behalf of a party hereto shall be legal and binding on such party.

     (f) Entire Agreement; Benefit. This Agreement, including the Annexes and Schedules hereto, constitutes the entire agreement between the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties, or undertakings, other than those set forth or referred to herein and therein. This Agreement, including the Annexes and Schedules hereto, supersedes all prior agreements and understandings, whether written or oral, between the parties hereto with respect to the subject matter hereof. This Agreement and the terms and provisions hereof are for the sole benefit of only the Company, the Buyer and their respective successors and permitted assigns.

     (g) Waiver. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, or course of dealing between the parties, shall not operate as a waiver thereof or an amendment hereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or exercise of any other right or power.

     (h) Amendment. No amendment, modification, waiver, discharge or termination of any provision of this Agreement nor consent to any departure by the Buyer or the Company therefrom shall in any event be effective unless the same shall be in writing and signed by the party to be charged with enforcement, and then shall be effective only in the specific instance and for the purpose for which given. No course of dealing between the parties hereto shall operate as an amendment of this Agreement.

     (i) Further Assurances. Each party to this Agreement will perform any and all acts and execute any and all documents as may be necessary and proper under the circumstances in order to accomplish the intents and purposes of this Agreement and to carry out its provisions.

     (j) Assignment Of Certain Rights And Obligations. The rights of an Investor under Sections 5, 8, 9, and 10 of this Agreement shall not be assigned by such Investor to any transferee of all or any portion of such Investor's Registrable Securities (or all or any portion of the Preferred Shares) without the prior written consent of the Company. Upon any valid assignment, the Company shall be obligated to such transferee to perform all of its covenants under Sections 5, 8, 9, and 10 of this Agreement as if such transferee were the Buyer. In connection with any valid transfer the Company shall, at its sole cost and expense, promptly after such assignment take such actions as shall be reasonably acceptable to the transferring Investor and such transferee to assure that the Registration Statement relating to the Registrable Securities involved in such transfer and the Prospectus are available for use by such transferee for sales of the Registrable Securities in respect of which such rights and obligations have been so assigned.

     (k) Expenses. Each party shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of the Agreement; provided, however, that the Company shall, at the Closing, reimburse the reasonable fees of and expenses of Cooley Godward LLP, counsel to the Buyer and the Other Buyers, for the Transaction Documents and the due diligence relating to the transactions contemplated by the Transactions Documents.

     (l)  Termination.

          (i) The Buyer shall have the right to terminate this Agreement by giving notice to the Company at any time at or prior to the Closing Date if:

               (1) the Company shall have failed, refused, or been unable at or prior to the date of such termination of this Agreement to perform any of its obligations hereunder;

               (2) any other condition precedent set forth in Section 7 is not fulfilled; or

               (3) the Closing shall not have occurred on a Closing Date on or before November 30, 2001, other than solely by reason of a breach of this Agreement by the Buyer.

          (ii) The Company shall have the right to terminate this Agreement by giving notice to the Buyer at any time prior to the Closing Date if:

               (1) the Buyer shall have failed, refused, or been unable at or prior to the date of such termination of this Agreement to fulfill its payment obligations in accordance with Section 2; or

               (2) the Closing shall not have occurred on a Closing Date on or before November 30, 2001, other than solely by reason of a breach of this Agreement by the Company.

Any such termination shall be effective upon the giving of notice thereof by the terminating party. Upon such termination, the terminating party shall have no further obligation to the other party hereunder and the other party shall remain liable for any breach of this Agreement or the other documents contemplated hereby which occurred on or prior to the date of such termination. Notwithstanding anything in the preceding sentence to the contrary, if this Agreement is terminated for any reason other than pursuant to Section 10(l)(ii)(1), then the Company shall pay all reasonable costs and expenses, that the Buyer and the Other Buyers incurred with respect to the negotiation, execution, delivery and performance of the Transaction Documents.

     (m) Survival. The respective representations, warranties, covenants and agreements of the Company and the Buyer contained in this Agreement and the other Transaction Documents shall survive the execution and delivery of this Agreement and the other Transaction Documents and the closing hereunder and the delivery of and payment for the Preferred Shares and shall remain in full force and effect regardless of any investigation made by or on behalf of the Buyer or any Person controlling or acting on behalf of the Buyer or by the Company or any Person controlling or acting on behalf of the Company.

     (n) Public Statements, Press Releases, Etc. The Company and the Buyer shall have the right to approve before issuance any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of the Buyer, to make any press release or other public disclosure with respect to such transactions as is required by applicable law and regulations, including the 1933 Act and the rules and regulations promulgated thereunder (although the Buyer shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release and shall be provided with a copy thereof).

     (o) Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

     (p) Notices. Attached hereto as ANNEX H are the notices required to be delivered by the Company and/or the Buyer pursuant to the Certificate of Designations.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     In Witness Whereof, the parties have caused this Agreement to be duly executed by their respective officers or other representatives thereunto duly authorized as of the date first set forth above.

Number of Preferred Shares:
                            ------

Price Per Share: $1,000.00

Aggregate Purchase Price:
                           ----------

Microcide Pharmaceuticals, Inc.


By:______________________________
Name:____________________________
Title:___________________________


[INVESTOR]


By:______________________________
Name:____________________________
Title:___________________________
Address:_________________________

_________________________________

_________________________________

Facsimile No.:___________________

                                   SCHEDULES

Schedule 4(c)  Securities Subject to Certain Antidilution Adjustments

                                                                      APPENDIX D

                          CERTIFICATE OF DESIGNATIONS

                                      OF

                SERIES B CONVERTIBLE REDEEMABLE PREFERRED STOCK

              (Pursuant to Section 151 of the General Corporation

                         Law of the State of Delaware)

     Microcide Pharmaceuticals, Inc., a Delaware corporation (the
"Corporation"), in accordance with the provisions of Section 103 of the General Corporation Law of the State of Delaware DOES HEREBY CERTIFY:

     That pursuant to authority vested in the Board of Directors of the Corporation (the "Board of Directors" or the "Board") by the Restated Certificate of Incorporation, as amended, of the Corporation, the Board of Directors, at a meeting held on July 19, 2001, adopted a resolution providing for the creation of a series of the Corporation's Preferred Stock, par value $0.001 per share, which series is designated "Series B Convertible Redeemable Preferred Stock," which resolution is as follows:

     Resolved, that pursuant to authority vested in the Board of Directors by the Restated Certificate of Incorporation, as amended, the Board of Directors does hereby provide for the creation of a series of the Preferred Stock, par value of $0.001 per share (hereafter called the "Preferred Stock"), of the Corporation, and to the extent that the voting powers and the designations, preferences and relative, participating, optional or other special rights thereof and the qualifications, limitations or restrictions of such rights have not been set forth in the Restated Certificate of Incorporation, as amended, of the Corporation, does hereby fix the same as follows:

                SERIES B CONVERTIBLE REDEEMABLE PREFERRED STOCK

SECTION 1.  CERTAIN DEFINED TERMS.

           (a) All the agreements or instruments defined in this Certificate of Designations shall mean such agreements or instruments as the same may from time to time be supplemented or amended, or the terms thereof waived or modified, to the extent permitted by, and in accordance with, the terms thereof and of this Certificate of Designations.

          (b) The following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          (c) "Affiliate" means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by or under common control with the subject Person. For purposes of the term "Affiliate," the term "control" (including the terms "controlling," "controlled by" and "under common control with") means the possession, direct or indirect, of the power to direct or to cause the direction of the management and policies of a Person, whether through the ownership of securities, by contract or otherwise.

          (d) "Auditors" means Ernst and Young LLP or another firm of independent public accountants of recognized national standing selected by the Corporation's Board of Directors to audit its annual financial statements.

          (e) "Board of Directors" or "Board" means the Board of Directors of the Corporation.

          (f) "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Corporation to have been duly adopted by the Board of Directors, or duly authorized committee thereof (to the extent permitted by applicable law), and to be in full force and effect on the date of such certification, and delivered to the Holders.

          (g) "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law or executive order to remain closed.

          (h) "Common Stock" includes the Common Stock, $0.001 par value, of the Corporation as authorized on the date hereof, and any other securities into which or for which the Common Stock may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise and any stock (other than the Common Stock of the Corporation) and other securities of the Corporation or any other Person which any Holder at any time shall be entitled to receive, or shall have received, on the exercise of conversion rights of the Series B Preferred Stock, in lieu of or in addition to the Common Stock of the Corporation.

          (i) "Common Stock Equivalent" means any warrant, option, subscription or purchase right with respect to shares of Common Stock, any security convertible into, exchangeable for, or otherwise entitling the holder thereof to acquire, shares of Common Stock or any warrant, option, subscription or purchase right with respect to any such convertible, exchangeable or other security.

          (j) "Conversion Date" means the date on which a Conversion Notice is given by a Holder, whether by mail, courier, personal service, telephone line facsimile transmission or other means, as provided in Section 10(a); provided, that if the Conversion Notice is given after 12:00 noon California time on any date, the Conversion Date shall mean the date following the date on which the Conversion Notice is given.

          (k) "Conversion Notice" means a Notice of Conversion of Series B Convertible Redeemable Preferred Stock substantially in the form attached to the Subscription Agreement as Annex H.

          (l) "Conversion Price" means $3.00 per share, subject to adjustment as provided in Section 10(c).

          (m) "Corporation Certificate" means a certificate of the Corporation signed by an Officer.

          (n) "Corporation Notice" means a Corporation Notice substantially in the form attached to the Subscription Agreement as Annex H.

          (o) "Corporation Redemption Date" means the Business Day on which shares of Series B Preferred Stock are to be redeemed pursuant to Section 9(a), determined in accordance with Section 9(a).

          (p) "Corporation Redemption Event" means that (1) the Market Price of the Common Stock shall be greater than $20.00 (subject to appropriate adjustment in the event of an adjustment in the Conversion Price) on each Trading Day during a period of 40 consecutive Trading Days and (2) the Registration Statement shall have been effective during the entire 40-Trading Day period.

          (q) "Corporation Redemption Price" means an amount in cash equal to the sum of (1) the Stated Value PLUS (2) an amount equal to the declared and unpaid dividends on the share of Series B Preferred Stock to be redeemed to the applicable Corporation Redemption Date.

          (r) "Current Market Price" shall mean the arithmetic average of the daily Market Prices (calculated without duplicating any adjustments referred to in the proviso of such defined term) per share of Common Stock for the ten consecutive Trading Days immediately prior to the date in question; PROVIDED, HOWEVER, that (1) if the "ex" date (as hereinafter defined) for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Conversion Price pursuant to Section 10(c)(1), (2), (3), (4),
(5), (6), or (7), occurs during such ten consecutive Trading Days, then the Market Price for each Trading Day prior to the "ex" date for such other event shall be adjusted by multiplying such Market Price by the same fraction by which the Conversion Price is so required to be adjusted as a result of such other event, (2) if the "ex" date for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Conversion Price pursuant to Section 10(c)(1), (2), (3), (4), (5), (6), or (7), occurs on or after the "ex" date for the issuance or distribution requiring such computation and prior to the day in question, the Market Price for each Trading Day on and after the "ex" date for such other event shall be adjusted by multiplying such Market Price by the reciprocal of the fraction by which the Conversion Price is so required to be adjusted as a result of such other event, and (3) if the "ex" date for the issuance or distribution requiring such computation is prior to the day in question, after taking into account any adjustment required pursuant to clause (1) or (2) of this proviso, the Market Price for each Trading Day on or after such "ex" date shall be adjusted by adding thereto the amount of any cash and the fair market value (as determined by the Board of Directors in a manner consistent with any determination of such value for purposes of Section 10(c)(4) or (6), whose determination shall be conclusive and described in a Board Resolution) of the evidences of indebtedness, shares of capital stock or assets being distributed applicable to one share of Common Stock as of the close of business on the day before such "ex" date. For purposes of any computation under Section 10(c)(6), the Current Market Price of the Common Stock on any date shall be deemed to be the arithmetic average of the daily Market Prices per share of Common Stock for such day and the next two succeeding Trading Days; PROVIDED, HOWEVER, that if the "ex" date for any event (other than the Tender Offer requiring such computation) that requires an adjustment to the Conversion Price pursuant to Section 10(c)(1), (2), (3), (4), (5), (6), or (7), occurs on or after the Expiration Time for the Tender Offer requiring such computation, the Market Price for each Trading Day on and after the "ex" date for such other event shall be adjusted by multiplying such Market Price by the reciprocal of the fraction by which the Conversion Price is so required to be adjusted as a result of such other event. For purposes of this paragraph, the term "ex" date, (1) when used with respect to any issuance or distribution, means the first date on which the Common Stock trades, regular way, on the relevant exchange or in the relevant market from which the Market Price was obtained without the right to receive such issuance or distribution, (2) when used with respect to any subdivision or combination of shares of Common Stock, means the first date on which the Common Stock trades, regular way, on such exchange or in such market after the time at which such subdivision or combination becomes effective, and (3) when used with respect to any Tender Offer means the first date on which the Common Stock trades, regular way, on such exchange or in such market after the Expiration Time of such Tender Offer. Notwithstanding the foregoing, whenever successive adjustments to the Conversion Price are called for pursuant to Section 10(c), such adjustments shall be made to the Current Market Price as may be necessary or appropriate to effectuate the intent of Section 10(c) and to avoid unjust or inequitable results as determined in good faith by the Board of Directors.

          (s) "Eligible Bank" means a corporation organized or existing under the laws of the United States or any state, having combined capital and surplus of at least $100 million and subject to supervision by United States federal or state authority and which has a branch located in New York, New York.

          (t) "Eligible Marketable Securities" of the Corporation as of any date means marketable securities which would be reflected on a consolidated balance sheet of the Corporation and its subsidiaries prepared as of such date in accordance with Generally Accepted Accounting Principles and which have been purchased pursuant to the Corporation's Investment Guidelines delivered to Buyer on or prior to the date hereof.

          (u) "Expiration Time" shall have the meaning provided in Section 10(c)(6).

          (v) "Final Mandatory Redemption Date" means [insert date six years after the Issuance Date].

          (w) "Fundamental Change" means: (1) any consolidation or merger of the Corporation or any Subsidiary with or into another entity (other than a merger or consolidation of a wholly-owned Subsidiary into the Corporation or a wholly-owned Subsidiary) where the stockholders of the Corporation immediately prior to such transaction do not collectively own at least 51% of the outstanding voting securities of the surviving corporation of such consolidation or merger immediately following such transaction; or the sale of all or substantially all of the assets of the Corporation in a single transaction or a series of related transactions; or (2) the occurrence of any transaction or event in connection with which all or substantially all the Common Stock shall be exchanged for, converted into, acquired for or constitute the right to receive consideration (whether by means of an exchange offer, liquidation, tender offer, consolidation, merger, combination, reclassification, recapitalization or otherwise) which is not all or substantially all common stock which is (or will, upon consummation of or immediately following such transaction or event, will be) listed on a national securities exchange or approved for quotation on Nasdaq or any similar United States system of automated dissemination of transaction reporting of securities prices; or (3) the acquisition by a Person or entity or group of Persons or entities acting in concert as a partnership, limited partnership, syndicate or group, as a result of a tender or exchange offer, open market purchases, privately negotiated purchases or otherwise, of beneficial ownership of securities of the Corporation representing 50% or more of the combined voting power of the outstanding voting securities of the Corporation ordinarily (and apart from rights accruing in special circumstances) having the right to vote in the election of directors; or
(4) the disposal or sale of more than 50% of the assets of the Corporation; or
(5) the liquidation, dissolution or other winding up the affairs of the Corporation; PROVIDED, HOWEVER, that in each case the Holders have not violated any provision of Section 5(k)(x) of the Subscription Agreements.

          (x) "Generally Accepted Accounting Principles" for any Person means the United States generally accepted accounting principles and practices applied by such Person from time to time in the preparation of its audited financial statements.

          (y) "Holder" means at any time with respect to any share of Series B Preferred Stock the Person shown as the holder of record of such share of Series B Preferred Stock on the records of the Corporation relating to the Series B Preferred Stock which records are maintained in accordance with applicable law.

          (z) "Holder Notice" means a Holder Notice substantially in the form attached to the Subscription Agreement as Annex H.

          (aa) "Holder Optional Repurchase Date" means the date which is five
(5) Business Days after a Holder who is entitled to repurchase rights under
Section 11(a) and 11(b) gives a Holder Notice.

          (bb) "Holder Optional Repurchase Event" means any one of the following events:

               (1) For any period of five (5) consecutive Trading Days following the Issuance Date there shall be no reported sale price of the Common Stock on any of the Nasdaq, the NYSE or the AMEX;

               (2) For any period of five (5) consecutive Trading Days following the Issuance Date the Common Stock is not listed for trading on any of the Nasdaq, the NYSE or the AMEX;

               (3)  Any Fundamental Change;

               (4) The Corporation fails to have the Registration Statement declared effective within 90 days of the Issuance Date;

               (5) On or after the SEC Effective Date and prior to the end of the Registration Period for any Holder, such Holder shall not be able for 20 Trading Days (whether or not consecutive), in any period of 365 consecutive days to sell shares of Common Stock issuable or issued upon conversion of shares of Series B Preferred Stock pursuant to the

Registration Statement (A) by reason of the requirements of the 1933 Act, the 1934 Act or any of the rules or regulations under either thereof or (B) due to the Registration Statement or the Prospectus containing any untrue statement of material fact or omitting to state a material fact required to be stated therein or necessary to make the statements therein not misleading or any other failure of the Registration Statement or the Prospectus to comply with the rules and regulations of the SEC;

               (6) The Corporation fails to issue or cause to be issued shares of Common Stock to any Holder upon exercise by such Holder of the conversion rights of such Holder within five (5) Trading Days after the due date therefor (i.e. six (6) Trading Days following the Conversion Date) in accordance with the terms of Section 10 or fails to transfer any certificate for shares of Common Stock issued to any Holder upon conversion of Series B Preferred Stock or upon exercise by such Holder of any purchase rights of such Holder as and when required by this Certificate of Designations or the Subscription Agreements; provided, that if such failure occurs due to the failure of the Transfer Agent to comply with timely instructions from the Corporation, a Holder Optional Repurchase Event shall not occur unless such failure continues for two (2) additional Trading Days;

               (7)  The Corporation (A) fails to comply with Sections 5(k)(i),
(v) or (vi) of the Subscription Agreements, or (B) fails to comply for a period of 45 days in any material respect with any of the other requirements set forth in Section 5(k) of the Subscription Agreements or other material term or provision of the Series B Preferred Stock;

               (8) Any material representation or warranty of the Corporation made herein or in any other Transaction Document shall be false or misleading in any material respect when made;

               (9) The Corporation or any Subsidiary shall (A) have received notice that it is in default in any payment with respect to any indebtedness for borrowed money which indebtedness has an outstanding principal amount in excess of $1,000,000 individually or $2,000,000 in the aggregate for the Corporation and the Subsidiaries, beyond the period of grace, if any, provided in the instrument or agreement under which such indebtedness was created or (B) have received notice that it is in default in the observance or performance of any agreement, covenant or condition relating to any such indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, any such indebtedness to become due prior to its stated maturity and such default or event shall continue beyond the period of grace, if any, provided in the instrument or agreement under which such indebtedness was created (after giving effect to any consent or waiver obtained and then in effect thereunder) and, in each case, such breach or default results in the acceleration of such indebtedness or any other indebtedness of the Corporation; PROVIDED, HOWEVER, that the events and conditions described in the preceding clauses (A) and (B) shall not constitute a Holder Optional Repurchase Event if the Corporation cures such breach or default within five days of notice of such breach or default; PROVIDED FURTHER THAT, any breach or default for non-payment of any indebtedness shall not constitute a Holder Optional Repurchase Event if (i) the Corporation (with the unanimous approval of the Board of Directors) is actively contesting such default in good faith, (ii) prior to the expiration of such five-day period no other indebtedness of the Corporation or any of its Subsidiaries shall, in accordance with its terms, be declared to be due and payable, or required to be prepaid other than by a regularly scheduled or required payment prior to the stated maturity thereof, and (iii) the aggregate amount of any non-payment does not exceed $1,000,000. The Corporation shall provide notice to the Holders of any payment defaults that it intends to contest in good faith within five (5) days of such obligation becoming due and payable.

               (cc) "Holder Optional Repurchase Price" means an amount in cash equal to the sum of (1) the Stated Value PLUS (2) an amount equal to any declared and unpaid dividends on the share of Series B Preferred Stock to be redeemed at the applicable Holder Optional Repurchase Date; PROVIDED, HOWEVER, that if a Fundamental Change has occurred, then the Holder Optional Repurchase Price means an amount in cash equal to the sum of (1) 150% of the Stated Value PLUS (2) an amount equal to any declared and unpaid dividends on the share of Series B Preferred Stock to be redeemed at the applicable Holder Optional Repurchase Date.

               (dd) "Initial Mandatory Redemption Date" means [insert date five years after the Issuance Date].

               (ee) "Issuance Date" means the first date of original issuance of any shares of Series B Preferred Stock.

               (ff) "Junior Dividend Stock" means, collectively, the Common Stock and any other class or series of capital stock of the Corporation ranking, as to dividends, junior to the Series B Preferred Stock.

               (gg) "Junior Liquidation Stock" means, collectively, the Common Stock and any other class or series of capital stock of the Corporation ranking junior as to liquidation rights to the Series B Preferred Stock.

               (hh) "LIBOR Rate" shall mean the arithmetic average of rates of interest per annum (rounded upwards, if necessary to the next 1/16 of 1%) at which Citibank, F.S.B. is offered deposits of United States Dollars in the London interbank market on or about 11:00 a.m. London time two (2) Business Days prior to the commencement of an interest period.

               (ii) "Liquidation Preference" means, for each share of Series B Preferred Stock, the sum of (1) the Stated Value PLUS (2) an amount equal to any declared and unpaid dividends thereon to the date of final distribution to the Holders in connection with the liquidation, dissolution or winding up of the Corporation.

               (jj) "Majority Holders" means at any time the Holders of outstanding shares of Series B Preferred Stock which shares constitute 75% of the outstanding shares of Series B Preferred Stock.

               (kk) "Mandatory Redemption Notice" means a Mandatory Redemption Notice substantially in the form attached to the Subscription Agreements as Annex H.

               (ll) "Mandatory Redemption Price" means an amount in cash equal to the sum of (1) the Stated Value PLUS (2) an amount equal to any declared and unpaid dividends on the share of Series B Preferred Stock to the Initial Mandatory Redemption Date or the Final Mandatory Redemption Date, as applicable.

               (mm) "Market Price" of any security on any date means the closing price of such security on such date on the Nasdaq or such other securities exchange or other market on which such security is listed for trading which constitutes the principal securities market for such security, as reported by Bloomberg, L.P.; PROVIDED, HOWEVER, that during any period the Market Price is being determined, the Market Price shall be subject to equitable adjustments from time to time on terms consistent with Section 10(c) and otherwise reasonably acceptable to the Majority Holders for (1) stock splits, (2) stock dividends, (3) combinations, (4) capital reorganizations, (5) issuance to all holders of Common Stock of rights or warrants to purchase shares of Common Stock, (6) distribution by the Corporation to all holders of Common Stock of evidences of indebtedness of the Corporation or cash (other than regular quarterly cash dividends), (7) Tender Offers by the Corporation or any Subsidiary for, or other repurchases of shares of, Common Stock in one or more transactions which, individually or in the aggregate, result in the purchase of more than ten percent of the Common Stock outstanding, and (8) similar events relating to the Common Stock, in each case which occur, or with respect to which "ex-" trading of the Common Stock begins, during such period.

               (nn) "Merger Shares" shall have the meaning set forth in the Subscription Agreements.

               (oo) "Nasdaq" means the Nasdaq National Market.

               (pp) "Nasdaq Stock Market" means The Nasdaq Stock Market, Inc.

               (qq) "1934 Act" means the Securities Exchange Act of 1934, as amended, or any successor statute thereto.

               (rr) "1933 Act" means the Securities Act of 1933, as amended, or any successor statute thereto.

               (ss) "NYSE" means the New York Stock Exchange, Inc.

               (tt) "Officer" means the Chairman of the Board, the Chief Executive Officer, the President or the Chief Financial Officer of the Corporation.

               (uu) "Parity Dividend Stock" means any class or series of the Corporation's capital stock ranking, as to dividends, on a parity with the Series B Preferred Stock.

               (vv) "Parity Liquidation Stock" means any class or series of the Corporation's capital stock ranking on a parity as to liquidation rights with the Series B Preferred Stock.

               (ww) "Permitted Indebtedness" means:

                     (1) Indebtedness not in excess of the aggregate principal amount which is outstanding on the Issuance Date and which would be reflected on a balance sheet of the Corporation as of the Issuance Date or in the notes thereto prepared in accordance with Generally Accepted Accounting Principles;

                     (2) Indebtedness of up to $5 million incurred after the Issuance Date consisting of (A) equipment lease obligations or other equipment financings for equipment used in the business of the Corporation and its Subsidiaries which obligations or financings are required to be capitalized in accordance with Generally Accepted Accounting Principles; and (B) Indebtedness incurred in connection with acquisition of furniture, fixtures and equipment used in the business of the Corporation and its Subsidiaries, in each such case in an amount not in excess of the purchase price thereof;

                     (3)  Indebtedness that is secured only by real property;
and

                     (4)  Indebtedness of up to $5 million that is unsecured.

               (xx) "Person" means any natural person, partnership, corporation, limited liability company, trust, incorporated organization, unincorporated association, joint stock company or association or similar entity or any government, governmental agency or political subdivision.

               (yy) "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

               (zz) "Record Date" shall mean, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of stockholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

               (aaa) "Redemption Notice" means a Redemption Notice substantially in the form attached to the Subscription Agreement as Annex H.

               (bbb) "Registrable Securities" means (1) the shares of Common Stock issuable or issued upon conversion of shares of Series B Preferred Stock,
(2) if the Common Stock is changed, converted or exchanged by the Corporation or its successor, as the case may be, into any other stock or other securities on or after the date this Certificate of Designations is filed with the Secretary of State of the State of Delaware, such other stock or other securities which are issued or issuable in respect of or in lieu of the shares of Common Stock issuable or issued upon conversion of shares of Series B Preferred Stock and (3) if any other securities are issued to holders of the Common Stock (or such other shares or other securities into which or for which the Common Stock is so changed, converted or exchanged as described in the immediately preceding clause
(2)) upon any reclassification, share combination, share subdivision, share dividend, merger, consolidation or similar transaction or event, such other securities which are issued or issuable in respect of or in lieu of the shares of Common Stock issuable or issued upon conversion of shares of Series B Preferred Stock.

               (ccc) "Registration Period" means the first to occur of the following time frames: (1) the date which is five years after the SEC Effective Date, (2) the date on which no Person who is entitled to the benefits of Section 8 of any Subscription Agreement and who is or was a Holder any longer owns or has any right to acquire any Registrable Securities or (3) the date on which each Person who is entitled to the benefits of Section 8 of any Subscription Agreement and who is or was a Holder may sell, pursuant to Rule 144 under the 1933 Act (or any successor or replacement rule or regulation), all Registrable Securities owned by such Person or which such Person has the right to acquire, without the filing of any notice with the SEC and without restriction on the manner of sale or amount of securities sold.

               (ddd) "Registration Statement" means the Registration Statement required to be filed by the Corporation with the SEC pursuant to Section 8 of each Subscription Agreement.

               (eee) "Rule 144A" means Rule 144A as promulgated under the 1933 Act.

               (fff) "SEC" means the United States Securities and Exchange Commission.

               (ggg) "SEC Effective Date" means the date on which the Registration Statement is first ordered effective by the SEC.

               (hhh) "Securities" shall have the meaning provided in Section 10(c).

               (iii) "Senior Dividend Stock" means any class or series of capital stock of the Corporation ranking, as to dividends, senior to the Series B Preferred Stock.

               (jjj) "Senior Liquidation Stock" means any class or series of capital stock of the Corporation ranking senior as to liquidation rights to the Series B Preferred Stock.

               (kkk) "Series B Preferred Stock" means the Series B Convertible Redeemable Preferred Stock, $0.001 par value, of the Corporation.

               (lll) "Stated Value" means $1,000 per share of Series B Preferred Stock (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to the shares of Series B Preferred Stock after the filing date hereof).

               (mmm) "Subscription Agreements" means the several Subscription Agreements, dated as of July 27, 2001, by and between the Corporation and the several original Holders pursuant to which the shares of Series B Preferred Stock were issued.

               (nnn) "Subsidiary" means any corporation or other entity of which a majority of the capital stock or other ownership interests having ordinary voting power to elect a majority of the Corporation's board of directors or other persons performing similar functions are at the time directly or indirectly owned by the Corporation.

               (ooo) "Tender Offer" means a tender offer or exchange offer.

               (ppp) "Trading Day" means a day on whichever of (1) the national securities exchange, (2) the Nasdaq or (3) such other securities market, in any such case which at the time constitutes the principal securities market for the Common Stock, is open for general trading of securities.

               (qqq) "Transaction Documents" means, individually or collectively, the Subscription Agreements, this Certificate of Designations, the Transfer Agent Instruction and each other instrument, statement or certificate given in writing in connection herewith or therewith.

               (rrr) "Transfer Agent" means Mellon Investor Services LLC, or its duly appointed successor who shall be serving as transfer agent and registrar for the Common Stock and who shall have been authorized by the Corporation to act as conversion agent for the Series B Preferred Stock in accordance with the Transfer Agent Instruction and the name, address and telephone number of which shall have been given to the Holders by notice from the Corporation.

               (sss) "Transfer Agent Instruction" means the Transfer Agent Instruction, dated [________ __, 2001], from the Corporation to the Transfer Agent for the benefit of the Holders.

SECTION 2.  DESIGNATION AND AMOUNT.

     The shares of such series shall be designated as "Series B Convertible Redeemable Preferred Stock", and the number of shares constituting the Series B Preferred Stock shall be 60,000, and shall not be subject to increase. The Corporation shall not issue any shares of Series B Preferred Stock other than pursuant to the Subscription Agreements, unless such issuance shall have been approved by the Majority Holders. Any shares of Series B Preferred Stock which are redeemed by the Corporation and retired and any shares of Series B Preferred Stock which are converted into shares of Common Stock in accordance with Section 10 shall be restored to the status of authorized, unissued and undesignated shares of the Corporation's class of Preferred Stock and shall not be subject to issuance, and shall not thereafter be outstanding, as shares of Series B Preferred Stock.

SECTION 3.  SERIES B PREFERRED STOCK CAPITAL.

     The amount to be represented in the capital account for the Series B Preferred Stock at all times for each outstanding share of Series B Preferred Stock shall be an amount equal to the sum of (a) the Stated Value PLUS (b) an amount equal to any declared and unpaid dividends on such share of Series B Preferred Stock to the date of determination.

SECTION 4.  RANK.

     The shares of Series B Preferred Stock shall rank senior to the Common Stock and any shares of any other series of Preferred Stock or any shares of any other class of preferred stock of the Corporation, now or hereafter issued, as to payment of dividends and distribution of assets upon liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, except as otherwise approved by the Majority Holders in accordance with Section 12(b). Nothing in this Section 4 shall prohibit the Corporation from issuing shares of capital stock if such issuance is made in compliance with Section 12(b) and the applicable provisions of the General Corporation Law of the State of Delaware.

SECTION 5.  DIVIDENDS.

     The holders of shares of Series B Preferred Stock shall be entitled to receive dividends only when, as, and if declared by the Board of Directors out of funds legally available for such purpose. No dividends shall be paid or declared and set apart for payment on the Common Stock unless an equivalent amount per share (based on the relative stated values) shall have been, or contemporaneously are, paid or declared and set apart for such payment on the Series B Preferred Stock.

SECTION 6.  LIQUIDATION PREFERENCE.

     In the event of a liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, the Holders shall be entitled to receive out of the assets of the Corporation, whether such assets constitute stated capital or surplus of any nature, an amount per share of Series B Preferred Stock equal to the Liquidation Preference, and no more, before any payment shall be made or any assets distributed to the holders of Junior Liquidation Stock; PROVIDED, HOWEVER, that such rights shall accrue to the Holders only in the event that the Corporation's payments with respect to the liquidation preference of the holders of Senior Liquidation Stock that has been issued consistent with this Certificate of Designations are fully met. After the liquidation preferences of such Senior Liquidation Stock are fully met, the remaining assets of the Corporation available for distribution shall be distributed ratably among the Holders and the holders of any Parity Liquidation Stock that has been issued consistent with this Certificate of Designations in proportion to the respective preferential amounts to which each is entitled up to the full extent of such preferential amounts. After payment in full of the Liquidation Preference of the shares of the Series B Preferred Stock and the liquidation preference of such Parity Liquidation Stock that has been issued consistent with this Certificate of Designations, the Holders shall not be entitled to any further participation in any distribution of assets by the Corporation.

SECTION 7.  MANDATORY REDEMPTION.

            (a) The Corporation shall give a Mandatory Redemption Notice to the Holders not less than 30 nor more than 45 Business Days prior to the Initial Mandatory Redemption Date; PROVIDED, HOWEVER, that each Holder, with respect to its Series B Preferred Stock, shall have the right but not the obligation to delay the Initial Mandatory Redemption Date by one year. Any Holder desiring to extend the Initial Mandatory Redemption Date shall provide the Corporation written notice no later than 60 days prior to the Initial Mandatory Redemption Date. The Corporation shall give a Mandatory Redemption Notice to the Holders of Series B Preferred Stock which has not been redeemed on the Initial Mandatory Redemption Date not less than 30 nor more than 45 Business Days prior to the Final Mandatory Redemption Date. On the Initial Mandatory Redemption Date, the Series B Preferred Stock outstanding on the date the Mandatory Redemption Notice is sent and held by Holders who have not requested a delay in the Initial Mandatory Redemption Date shall be redeemed at the Mandatory Redemption Price. Notwithstanding the foregoing, the number of shares of Series B Preferred Stock to be redeemed from each Holder on the Initial Mandatory Redemption Date shall be reduced (and there shall be a corresponding reduction in the total number of shares redeemed) by the number of shares with respect to which such Holder has given a Conversion

Notice (1) on or after the date the Mandatory Redemption Notice is given and (2) prior to the Initial Mandatory Redemption Date. On the Final Mandatory Redemption Date, all outstanding Series B Preferred Stock shall be redeemed at the Mandatory Redemption Price. Any failure or defect in the giving of the Mandatory Redemption Notice shall not affect the Corporation's obligation to redeem the shares of Series B Preferred Stock pursuant to this Section 7.

            (b) On the Initial Mandatory Redemption Date or the Final Mandatory Redemption Date (or such later date as a particular Holder shall surrender to the Corporation the certificate(s) for the shares of Series B Preferred Stock redeemed), the Corporation shall pay to or upon the order of each Holder by wire transfer of immediately available funds to such account as shall be specified for such purpose by such Holder an amount equal to the Mandatory Redemption Price of all of such Holder's shares of Series B Preferred Stock to be redeemed on the Initial Mandatory Redemption Date or the Final Mandatory Redemption Date, as applicable. A Holder of such shares of Series B Preferred Stock shall not be entitled to payment of the Mandatory Redemption Price of such shares of Series B Preferred Stock until such Holder shall have surrendered the certificate(s) for such shares of Series B Preferred Stock to the Corporation or, in the case of the loss, theft or destruction of any such certificate, given indemnity in accordance with Section 14(b).

            (c) The Corporation shall not be entitled to give the Mandatory Redemption Notice with respect to, or to redeem, any shares of Series B Preferred Stock with respect to which a Conversion Notice has been given providing for a Conversion Date which is on or prior to the date on which the Mandatory Redemption Notice is given or after the date on which the Mandatory Redemption Notice is given but prior to the Initial Mandatory Redemption Date. If a Mandatory Redemption Notice has been given, thereafter the proceedings for such Mandatory Redemption shall not affect the rights of the Holders to convert in accordance with Section 10 any shares of Series B Preferred Stock at any time prior to the Initial Mandatory Redemption Date or the Final Mandatory Redemption Date. If on the applicable Initial Mandatory Redemption Date or the Final Mandatory Redemption Date the Corporation fails to pay the Mandatory Redemption Price of any outstanding shares of Series B Preferred Stock to be redeemed in full to such Holder or to deposit the same with an Eligible Bank in accordance with Section 14(c), such Holder shall be entitled to convert in accordance with
Section 10 such shares of Series B Preferred Stock of such Holder so called for redemption at any time after the Initial Mandatory Redemption Date or the Final Mandatory Redemption Date and prior to the date on which the Corporation pays the Mandatory Redemption Price in full to such Holder for all shares of Series B Preferred Stock to be redeemed from such Holder (together with any amount due to such Holder pursuant to Section 14(d)) or so deposits the same (together with any amount due to such Holder pursuant to Section 14(d)) and gives notice to such Holder of such deposit and in the case of any such conversion of any share of Series B Preferred Stock, upon delivery to the converting Holder of the shares of Common Stock issuable upon such conversion the Corporation shall have no further liability in respect of the Mandatory Redemption Price of such share of Series B Preferred Stock so converted other than payment of the amount payable pursuant to Section 14(d) in respect of the period from the Initial Mandatory Redemption Date or the Final Mandatory Redemption Date to the Conversion Date for such conversion; PROVIDED, HOWEVER, that a Holder of such shares of Series B Preferred Stock shall not be entitled to convert such shares of Series B Preferred Stock if the Corporation's failure to pay the Mandatory Redemption Price is due to such Holder's failure to have surrendered the certificate(s) for such shares of Series B Preferred Stock to the Corporation or, in the case of the loss, theft or destruction of any such certificate, given indemnity in accordance with Section 14(b).

SECTION 8.  NO SINKING FUND.

     The shares of Series B Preferred Stock shall not be entitled to the benefits of any sinking fund for the redemption or repurchase of shares of Series B Preferred Stock.

SECTION 9.  REDEMPTION AT OPTION OF CORPORATION.

            (a)  Corporation Redemption.

                 (1) At any time after the second anniversary of the Issuance Date, the Corporation shall have the right, if a Corporation Redemption Event shall have occurred, on one occasion only with respect to such Corporation Redemption Event to redeem on the applicable Corporation Redemption Date all or any portion of the outstanding shares of Series B Preferred Stock so long as on the date the Corporation gives the Redemption Notice and at all times thereafter through such Corporation Redemption Date (A) the Corporation shall be in compliance in all material respects with its obligations to the Holders (including, without limitation, its obligations under the Transaction Documents), (B) if such Redemption Notice is given before the end of the Registration Period, the Registration Statement shall be effective and available for use by the selling stockholders named therein and shall reasonably be expected to remain effective and available for such use for the 30 days following such Corporation Redemption Date, (C) no Holder Optional Repurchase Event shall have occurred (i) with respect to which any Holder shall be entitled to exercise redemption rights under Section 11 or (ii) with respect to which any Holder shall have exercised such rights and the Corporation shall not have paid, or deposited in accordance with Section 14(c), the Holder Optional Repurchase Price and (D) the Corporation has sufficient funds legally available to pay the Corporation Redemption Price of the shares of Series B Preferred Stock to be redeemed. Any redemption of outstanding shares of Series B Preferred Stock pursuant to this Section 9(a) shall be made at the applicable Corporation Redemption Price. To exercise its right of redemption under this Section 9(a), the Corporation shall give a Redemption Notice to the Holders within five (5) Trading Days after such Corporation Redemption Event occurs and the Corporation Redemption Date shall be set by the Corporation at not less than 30 nor more than 35 Trading Days after the date of such Redemption Notice.

                 (2) On the Corporation Redemption Date (or such later date as a particular Holder shall surrender to the Corporation the certificate(s) for the shares of Series B Preferred Stock redeemed), the Corporation shall pay to or upon the order of each Holder by wire transfer of immediately available funds to such account as shall be specified for such purpose by such Holder an amount equal to the Corporation Redemption Price of all of such Holder's shares of Series B Preferred Stock to be redeemed on the Corporation Redemption Date. A Holder of such shares of Series B Preferred Stock shall not be entitled to payment of the Corporation Redemption Price of such shares of Series B Preferred Stock until such Holder shall have surrendered the certificate(s) for such shares of Series B Preferred Stock to the Corporation or, in the case of the loss, theft or destruction of any such certificate, given indemnity in accordance with Section 14(b).

                 (3) The Corporation shall not be entitled to give a Redemption Notice with respect to, or to redeem, any shares of Series B Preferred Stock with respect to which a Conversion Notice has been given providing for a Conversion Date which is on or prior to the date on which a Redemption Notice is given. If a Redemption Notice has been given, thereafter the proceedings for such redemption shall not affect the rights of the Holders to convert in accordance with Section 10 any shares of Series B Preferred Stock called for redemption at any time prior to the Corporation Redemption Date for such shares. If on the applicable Corporation Redemption Date the Corporation fails to pay the Corporation Redemption Price of any outstanding shares of Series B Preferred Stock to be redeemed in full to such Holder or to deposit the same with an Eligible Bank in accordance with Section 14(c), such Holder shall be entitled to convert in accordance with Section 10 the shares of Series B Preferred Stock of such Holder so called for redemption at any time after such Corporation Redemption Date and prior to the date on which the Corporation pays the Corporation Redemption Price in full to such Holder for all shares of Series B Preferred Stock to be redeemed from such Holder (together with any amount due to such Holder pursuant to Section 14(d)) or so deposits the same (together with any amount due to such Holder pursuant to Section 14(d)) and gives notice to such Holder of such deposit and in the case of any such conversion of any share of Series B Preferred Stock, upon delivery to the converting Holder of the shares of Common Stock issuable upon such conversion the Corporation shall have no further liability in respect of the Corporation Redemption Price of such share of Series B Preferred Stock so converted, other than payment of the amount payable pursuant to Section 14(d) in respect of the period from the applicable Corporation Redemption Date to the Conversion Date for such conversion; PROVIDED, HOWEVER, that a Holder of such shares of Series B Preferred Stock shall not be entitled to convert such shares of Series B Preferred Stock if the Corporation's failure to pay the Corporation Redemption Price is due to such Holder's failure to have surrendered the certificate(s) for such shares of Series B Preferred Stock to the Corporation or, in the case of the loss, theft or destruction of any such certificate, given indemnity in accordance with
Section 14(b).

            (b) No Other Redemption at the Option of the Corporation. Except as otherwise specifically provided in Section 9(a), the Corporation shall not have any right to redeem any shares of Series B Preferred Stock at the option of the Corporation.

SECTION 10. CONVERSION.

            (a) Right to Convert. Subject to and upon compliance with the provisions of this Section 10, each Holder shall have the right, at such Holder's option, at any time (except that if such Holder shall have exercised redemption rights under Section 11 or the Corporation shall have exercised its redemption rights under Section 9, such conversion right shall terminate with respect to the shares of Series B Preferred Stock to be redeemed at the close of business on the last Trading Day prior to the date the Corporation pays or deposits in accordance with Section 14(c) the applicable Holder Optional Repurchase Price or Corporation Redemption Price unless the Corporation shall default in payment due upon redemption of any share of Series B Preferred Stock (except in the case where the Corporation's failure to pay the applicable Holder Optional Repurchase Price or Corporation Redemption Price is due to such Holder's failure to have surrendered the certificate(s) for such shares of Series B Preferred Stock to the Corporation or, in the case of the loss, theft or destruction of any such certificate, given indemnity in accordance with
Section 14(b))) to convert the outstanding shares of Series B Preferred Stock held by such

Holder, or from time to time any portion of such shares, plus an amount equal to any declared and unpaid dividends on such share, into that number of fully paid and non-assessable shares of Common Stock (as such shares shall then be constituted) obtained by dividing (1) the sum of (A) the aggregate Stated Value of all shares of Series B Preferred Stock being converted by such Holder on the same Conversion Date PLUS (B) any declared and unpaid dividends on the shares of Series B Preferred Stock being converted to the applicable Conversion Date BY
(2) the Conversion Price in effect on the applicable Conversion Date, by giving a Conversion Notice in the manner provided in Section 10(b); PROVIDED, HOWEVER, that, if at any time any share of Series B Preferred Stock is converted in whole or in part pursuant to this Section 10(a), the Corporation does not have available for issuance upon such conversion as authorized and unissued shares or in its treasury at least the number of shares of Common Stock required to be issued pursuant hereto, then, at the election of such Holder made by notice from such Holder to the Corporation, such share of Series B Convertible Preferred Stock, to the extent that sufficient shares of Common Stock are not then available for issuance upon conversion, shall be converted into the right to receive from the Corporation, in lieu of the shares of Common Stock into which such share of Series B Convertible Preferred Stock would otherwise be converted and which the Corporation is unable to issue, payment in an amount equal to the product obtained by multiplying (1) the number of shares of Common Stock to which the Holder is entitled which the Corporation is unable to issue TIMES (2) the arithmetic average of the Market Price for the Common Stock during the five consecutive Trading Days immediately prior to the applicable Conversion Date. Any such payment shall, for all purposes of this Certificate of Designations, be deemed to be satisfaction in full of the Corporation's obligation to issue upon such conversion shares of Common Stock that are not then available for issuance upon such conversion. A Holder is not entitled to any rights of a holder of Common Stock until such Holder has converted one or more shares of Series B Preferred Stock to Common Stock, and only to the extent any such shares of Series B Preferred Stock are deemed to have been converted to Common Stock under this Section 10. For purposes of Sections 10(d) and 10(e), whenever a provision references the shares of Common Stock into which any share of Series B Preferred Stock is convertible or the shares of Common Stock issuable upon conversion of any share of Series B Preferred Stock or words of similar import, any determination required by such provision shall be made as if a sufficient number of shares of Common Stock were then available for issuance upon conversion in full of all outstanding shares of Series B Preferred Stock.

            (b) Exercise of Conversion Privilege; Issuance of Common Stock on Conversion; no Adjustment for Interest or Dividends.

                 (1) To exercise the conversion privilege with respect to the Series B Preferred Stock, a Holder shall give a Conversion Notice (or such other notice which is acceptable to the Corporation) to the Corporation and the Transfer Agent or to the office or agency designated by the Corporation for such purpose by notice to the Holders. A Conversion Notice may be given by telephone line facsimile transmission to the numbers set forth on the form of Conversion Notice.

                 (2) As promptly as practicable, but in no event later than three (3) Trading Days, after a Conversion Date, the Corporation shall issue and shall deliver to the Holder giving a Conversion Notice or such Holder's designee the number of full shares of Common Stock issuable upon such conversion of shares of Series B Preferred Stock in accordance with the provisions of this Section 10 and deliver a check or cash in respect of any fractional interest in respect of a share of Common Stock arising upon such conversion, as provided in Section 10(b)(7) and, if applicable, any cash payment required pursuant to the proviso to the first sentence of Section 10(a) (which payment, if any, shall be paid no later than three (3) Trading Days after the applicable Conversion Date). The Holder shall promptly surrender to the Corporation such Holder's certificates for the shares of Series B Preferred Stock to be converted.

                 (3) Each conversion of shares of Series B Preferred Stock shall be deemed to have been effected on the applicable Conversion Date, and the person in whose name any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become on such Conversion Date the holder of record of the shares represented thereby; PROVIDED, HOWEVER, that if a Conversion Date is a date on which the stock transfer books of the Corporation shall be closed such conversion shall constitute the person in whose name the certificates are to be issued as the record holder thereof for all purposes on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the Conversion Price in effect on the applicable Conversion Date.

                 (4) The Corporation shall notify a Holder of any claim by the Corporation of manifest error in a Conversion Notice within two (2) Trading Days after such Holder gives such Conversion Notice and no such claim of error shall limit or delay performance of the Corporation's obligation to issue upon such conversion the number of shares of Common Stock which are not in dispute. A Conversion Notice shall be deemed for all purposes to be in proper form unless the Corporation notifies the Holder who gives a Conversion Notice by telephone line facsimile transmission within three (3) Trading Days after the Conversion Date (which notice from the Corporation shall specify all defects in the Conversion Notice) and any Conversion Notice containing any such defect shall nonetheless be effective on the Conversion Date if such Holder promptly undertakes to correct all such defects. The Corporation shall pay all expenses related to such issuances (including any stamp taxes or issue taxes); provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares of Common Stock or other securities or property on conversion of shares of Series B Preferred Stock in a name other than that of such Holder, and the Corporation shall not be required to issue or deliver any such shares or other securities or property unless and until the person or persons requesting the issuance thereof shall have paid to the Corporation the amount of any such tax or shall have established to the satisfaction of the Corporation that such tax has been paid. The converting Holder shall be responsible for the amount of any withholding tax payable in connection with any conversion of shares of Series B Preferred Stock.

                 (5) If a Holder shall have given a Conversion Notice in accordance with the terms of this Certificate of Designations, the Corporation's obligation to issue and deliver the certificates for Common Stock shall be absolute and unconditional, irrespective of any action or inaction by such Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any person or any action to enforce the same, any failure or delay in the enforcement of any other obligation of the Corporation to any Holder, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by any Holder or any other person of any obligation to the Corporation or any violation or alleged violation of law by any Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to such Holder in connection with such conversion; PROVIDED, HOWEVER, that nothing herein shall limit or prejudice the right of the Corporation to pursue any such claim in any other manner permitted by applicable law. The occurrence of an event which requires an adjustment of the Conversion Price as contemplated by Section 10(c) shall in no way restrict or delay the right of any Holder to receive certificates for Common Stock upon conversion of shares of Series B Preferred Stock and the Corporation shall use its best efforts to implement such adjustment on terms reasonably acceptable to the Majority Holders within two (2) Trading Days after such occurrence.

                 (6) If the Corporation fails to issue and deliver the shares of Common Stock to a converting Holder in connection with a particular conversion of shares of Series B Preferred Stock within three (3) Trading Days after a Conversion Date, in addition to any other liabilities the Corporation may have hereunder and under applicable law (x) the Corporation shall pay or reimburse such Holder on demand for all out-of-pocket expenses, including, without limitation, reasonable fees and expenses of legal counsel, incurred by the Holder as a result of such failure, (y) if as a result of such failure such Holder shall suffer any direct damages or liabilities from such failure (including, without limitation, margin interest and the cost of purchasing securities to cover a sale (whether by such Holder or such Holder's securities broker) or borrowing of shares of Common Stock by such Holder for purposes of settling any trade involving a sale of shares of Common Stock made by such Holder during the period beginning on the Conversion Date and ending on the date the Corporation delivers or causes to be delivered to such Holder such shares of Common Stock), then the Corporation shall upon demand of such Holder pay to the Holder an amount equal to the actual direct, out-of-pocket damages and liabilities suffered by such Holder by reason thereof which such Holder documents to the reasonable satisfaction of the Corporation, and (z) the Holder may by written notice (which may be given by mail, courier, personal service or telephone line facsimile transmission), given at any time prior to delivery to such Holder of the shares of Common Stock issuable in connection with such exercise of the Holder's conversion right, rescind such exercise and the Conversion Notice relating thereto, in which case such Holder shall thereafter be entitled to convert, in accordance with this Section 10 that portion of such shares of Series B Preferred Stock as to which such exercise is so rescinded. Notwithstanding the foregoing, the Corporation shall not be liable to such Holder under clause (y) of the immediately preceding sentence to the extent the failure of the Corporation to deliver or to cause to be delivered such shares of Common Stock results from fire, flood, storm, earthquake, shipwreck, strike, war, acts of terrorism, crash involving facilities of a common carrier, acts of God, or any similar event outside the control of the Corporation (it being understood that the action or failure to act of the Transfer Agent shall not be deemed an event outside the control of the Corporation except to the extent resulting from fire, flood, storm, earthquake, shipwreck, strike, war, acts of terrorism, crash involving facilities of a common carrier, acts of God, the bankruptcy, liquidation or reorganization of the Transfer Agent under any bankruptcy, insolvency or other similar law or any similar event outside the control of the Transfer Agent). A converting Holder shall notify the Corporation in writing (or by telephone conversation, confirmed in writing) as promptly as practicable following the third Trading Day after the Conversion Date if such Holder becomes aware that such shares of Common Stock so issuable have not been received as provided herein, but any failure so to give such notice shall not affect the Holder's rights under this Certificate of Designations or otherwise.

                 (7) No fractional shares of Common Stock shall be issued upon conversion of any shares of Series B Preferred Stock but, in lieu of any fraction of a share of Common Stock which would otherwise be issuable in respect of such conversion, the Corporation shall pay lawful money of the United States of America for such fractional share, based on a value of one share of Common Stock being equal to the Market Price of the Common Stock on the applicable Conversion Date.

                 (8) If a portion of the shares of Series B Preferred Stock represented by a particular certificate are to be converted, upon surrender of such certificate to the Corporation, the Corporation shall execute and deliver to the Holders of such certificate without service charge, a new certificate or certificates, in such denomination or denominations as requested by such Holder.

            (c) Adjustment of Conversion Price. The Conversion Price shall be adjusted from time to time by the Corporation as follows:

                 (1) In case the Corporation shall on or after the Issuance Date pay a dividend or make a distribution to all holders of the outstanding Common Stock in shares of Common Stock, the Conversion Price in effect at the opening of business on the date following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the Record Date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day following such Record Date. If any dividend or distribution of the type described in this
Section 10(c)(1) is declared but not so paid or made, the Conversion Price shall again be adjusted to the Conversion Price which would then be in effect if such dividend or distribution had not been declared.

                 (2) In case the Corporation shall on or after the Issuance Date issue rights or warrants (other than any rights or warrants referred to in Section 10(c)(4)) to all holders of its outstanding shares of Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Conversion Price in effect on the Record Date fixed for the determination of stockholders entitled to receive such rights or warrants, the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect at the opening of business on the date after such Record Date by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the applicable Record Date plus the number of shares which the aggregate offering price of the total number of shares so offered pursuant to such rights or warrants would purchase at such current Conversion Price, and the denominator shall be the number of shares of Common Stock outstanding on the close of business on such Record Date plus the total number of additional shares of Common Stock so offered for subscription or purchase. Such adjustment shall become effective immediately after the opening of business on the day following the Record Date fixed for determination of stockholders entitled to receive such rights or warrants. To the extent that shares of Common Stock are not delivered pursuant to such rights or warrants, upon the expiration or termination of such rights or warrants, the Conversion Price shall be readjusted to the Conversion Price which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered. In the event that such rights or warrants are not so issued, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such Record Date had not been fixed. In determining whether any rights or warrants entitle the holder to subscribe for or purchase shares of Common Stock at less than such current Conversion Price, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received for such rights or warrants, and the value of such consideration, if other than cash, shall be determined by the Board of Directors.

                 (3) In case the outstanding shares of Common Stock shall on or after the Issuance Date be subdivided into a greater number of shares of Common Stock, the Conversion Price in effect at the opening of business on the earlier of the day following the day upon which such subdivision becomes effective and the day on which "ex-" trading of the Common Stock begins with respect to such subdivision shall be proportionately reduced, and conversely, in case outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Conversion Price in effect at the opening of business on the earlier of the day following the day upon which such combination becomes effective and the day on which "ex-" trading of the Common Stock with respect to such combination begins shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the earlier of the day following the day upon which such subdivision or combination becomes effective and the day on which "ex-" trading of the Common Stock begins with respect to such subdivision or combination.

                 (4) In case the Corporation shall on or after the Issuance Date, by dividend or otherwise, distribute to all holders of its Common Stock shares of any class of capital stock of the Corporation (other than any dividends or distributions to which Section 10(c)(1) applies), evidences of its indebtedness, cash or other assets (including securities, but excluding (i) any rights or warrants referred to in Section 10(c)(2), (ii) dividends and distributions paid exclusively in cash and (iii) any capital stock, evidences of indebtedness, cash or assets distributed upon a merger or consolidation to which
Section 10(d) applies) (the foregoing hereinafter in this Section 10(c)(4) called the "Securities")), then, in each such case, subject to the second paragraph of this Section 10(c)(4), the Conversion Price shall be reduced so that the same shall be equal to the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on the Record Date with respect to such distribution by a fraction the numerator of which shall be the Current Market Price on such date less the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) on such date of the portion of the Securities so distributed applicable to one share of Common Stock and the denominator shall be such Current Market Price, such reduction to become effective immediately prior to the opening of business on the day following such Record Date; PROVIDED, HOWEVER, that in the event the then fair market value (as so determined) of the portion of the Securities so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price on the Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that the Holders shall have the right to receive upon conversion of shares of Series B Preferred Stock the amount of Securities such Holder would have received had such Holder converted such Holder's shares of

Series B Preferred Stock into shares of Common Stock immediately prior to such Record Date. In the event that such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such dividend or distribution had not been declared. If the Board of Directors determines the fair market value of any distribution for purposes of this Section 10(c)(4) by reference to the actual or when issued trading market for any Securities comprising all or part of such distribution, it must in doing so consider the prices in such market over the same period used in computing the Current Market Price to the extent possible.

     Rights or warrants distributed by the Corporation to all holders of Common Stock entitling the holders thereof to subscribe for or purchase shares of the Corporation's capital stock (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events (a "Trigger Event"): (i) are deemed to be transferred with such shares of Common Stock; (ii) are not exercisable; and (iii) are also required to be issued in respect of future issuances of Common Stock, shall not be deemed to have been distributed for purposes of this Section 10(c) (and no adjustment to the Conversion Price under this Section 10(c) will be required) until the occurrence of the earliest Trigger Event; PROVIDED, HOWEVER, that the Holders have not violated any provision of Section 5(k)(x) of the Subscription Agreements. If any such rights or warrants, including any such existing rights or warrants distributed prior to the Issuance Date, are subject to Trigger Events, upon the satisfaction of each of which such rights or warrants shall become exercisable to purchase different securities, evidences of indebtedness or other assets, then the occurrence of each such Trigger Event shall be deemed to be such date of issuance and record date with respect to new rights or warrants (and a termination or expiration of the existing rights or warrants without exercise by the holder thereof) (so that, by way of illustration and not limitation, the dates of issuance of any such rights shall be deemed to be the dates on which such rights become exercisable to purchase capital stock of the Corporation, and not the date on which such rights may be issued, or may become evidenced by separate certificates, if such rights are not then so exercisable). In addition, in the event of any distribution of rights or warrants, or any Trigger Event with respect thereto, that was counted for purposes of calculating a distribution amount for which an adjustment to the Conversion Price under this
Section 10(c) was made (i) in the case of any such rights or warrants which shall all have been redeemed or repurchased without exercise by any holders thereof, the Conversion Price shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or repurchase price received by a holder or holders of Common Stock with respect to such rights or warrants (assuming such holder had retained such rights or warrants), made to all holders of Common Stock as of the date of such redemption or repurchase, and (ii) in the case of such rights or warrants which shall have expired or been terminated without exercise by any holders thereof, the Conversion Price shall be readjusted as if such rights and warrants had not been issued.

     For purposes of this Section 10(c)(4) and Sections 10(c)(1) and (2), any dividend or distribution to which this Section 10(c)(4) is applicable that also includes shares of Common Stock, or rights or warrants to subscribe for or purchase shares of Common Stock to which Section 10(c)(2) applies (or both), shall be deemed instead to be (i) a dividend or distribution of the evidences of indebtedness, assets, shares of capital stock, rights or warrants other than such shares of Common Stock or rights or warrants to which Section 10(c)(2) applies (and any

Conversion Price reduction required by this Section 10(c)(4) with respect to such dividend or distribution shall then be made) immediately followed by (ii) a dividend or distribution of such shares of Common Stock or such rights or warrants (and any further Conversion Price reduction required by Sections 10(c)(1) and (2) with respect to such dividend or distribution shall then be made), except (A) the Record Date of such dividend or distribution shall be substituted as "the date fixed for the determination of stockholders entitled to receive such dividend or other distribution", "Record Date fixed for such determination" and "Record Date" within the meaning of Section 10(c)(1) and as "the date fixed for the determination of stockholders entitled to receive such rights or warrants", "the Record Date fixed for the determination of the stockholders entitled to receive such rights or warrants" and "such Record Date" within the meaning of Section 10(c)(2) and (B) any shares of Common Stock included in such dividend or distribution shall not be deemed "outstanding at the close of business on the Record Date fixed for such determination" within the meaning of Section 10(c)(1).

                 (5) In case the Corporation shall on or after the Issuance Date, by dividend or otherwise, distribute to all holders of its Common Stock cash (excluding any cash that is distributed upon a merger or consolidation to which Section 10(d) applies or as part of a distribution referred to in Sections 10(c)(4) or 10(c)(6)) in an aggregate amount that, combined with (A) the aggregate amount of any other such distributions to all holders of its Common Stock made exclusively in cash within the 12 months preceding the date of payment of such distribution, and in respect of which no adjustment pursuant to this Section 10(c)(5) or Section 10(c)(6) has been made, and (B) the aggregate of any cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and set forth in a Board Resolution) of consideration payable in respect of any Tender Offer by the Corporation or any Subsidiary for all or any portion of the Common Stock concluded within the 12 months preceding the date of payment of such distribution, and in respect of which no adjustment pursuant to Section 10(c)(6) has been made, exceeds 10% of the product of (x) the Current Market Price on the Record Date with respect to such distribution TIMES (y) the number of shares of Common Stock outstanding on such date, then, and in each such case, immediately after the close of business on such date, unless the Corporation elects to reserve such cash for distribution to the Holders upon the conversion of shares of Series B Preferred Stock (and shall have made adequate provision) so that the Holders will receive upon such conversion, in addition to the shares of Common Stock to which the Holders are entitled, the amount of cash which the Holders would have received if the Holders had, immediately prior to the Record Date for such distribution of cash, converted their shares of Series B Preferred Stock into Common Stock, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on such Record Date by a fraction (i) the numerator of which shall be equal to the Current Market Price on such Record Date less an amount equal to the quotient of (x) the excess of such combined amount over such 10% and (y) the number of shares of Common Stock outstanding on such Record Date and (ii) the denominator of which shall be equal to the Current Market Price on such Record Date; PROVIDED, HOWEVER, that in the event the portion of the cash so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price of the Common Stock on such Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that the Holders shall have the right to receive upon conversion of shares of Series B Preferred Stock the amount of cash the Holders would have received had the Holders converted all of their shares of Series B Preferred Stock immediately prior to such Record Date. In the event that such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such dividend or distribution had not been declared.

                 (6) In case a Tender Offer on or after the Issuance Date made by the Corporation or any Subsidiary for all or any portion of the Common Stock shall expire and such Tender Offer (as amended upon the expiration thereof) shall require the payment to stockholders (based on the acceptance (up to any maximum specified in the terms of the Tender Offer) of Purchased Shares (as defined below)) of an aggregate consideration having a fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) that combined together with (A) the aggregate of the cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution), as of the expiration of such Tender Offer, of consideration payable in respect of any other Tender Offers, by the Corporation or any Subsidiary for all or any portion of the Common Stock expiring within the 12 months preceding the expiration of such Tender Offer and in respect of which no adjustment pursuant to this Section 10(c)(6) has been made and (B) the aggregate amount of any distributions to all holders of the Corporation's Common Stock made exclusively in cash within 12 months preceding the expiration of such Tender Offer and in respect of which no adjustment pursuant to Section 10(c)(5) has been made, exceeds 10% of the product of the Current Market Price as of the last time (the "Expiration Time") tenders could have been made pursuant to such Tender Offer (as it may be amended) times the number of shares of Common Stock outstanding (including any tendered shares) at the Expiration Time, then, and in each such case, immediately prior to the opening of business on the day after the date of the Expiration Time, the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to close of business on the date of the Expiration Time by a fraction of which the numerator shall be the number of shares of Common Stock outstanding (including any tendered shares) at the Expiration Time multiplied by the Current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time and the denominator shall be the sum of (x) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the Tender Offer) of all shares validly tendered and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and (y) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) at the Expiration Time and the Current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time, such reduction (if any) to become effective immediately prior to the opening of business on the day following the Expiration Time. In the event that the Corporation is obligated to purchase shares pursuant to any such Tender Offer, but the Corporation is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such Tender Offer had not been made. If the application of this Section 10(c)(6) to any Tender Offer would result in an increase in the Conversion Price, no adjustment shall be made for such Tender Offer under this Section 10(c)(6). If any Tender Offer is approved by the members of the Board of Directors elected by the Holders pursuant to
Section 12(c), no adjustment shall be made for such Tender Offer under this
Section 10(c)(6).

               (7) (i) In case at any time on or after the Issuance Date the Corporation shall issue shares of its Common Stock or Common Stock Equivalents (collectively, the "Newly Issued Shares"), other than an issuance pro rata to all holders of its outstanding Common Stock, at a price per share below the Conversion Price in effect at the time of such issuance, then following such issuance of Newly Issued Shares the Conversion Price shall be adjusted as provided in this Section 10(c)(7). The Conversion Price following any such adjustment shall be determined by multiplying the Conversion Price immediately prior to such adjustment by a fraction, of which the numerator shall be the sum of (a) the number of shares of Common Stock outstanding immediately prior to the issuance of the Newly Issued Shares (calculated on a fully-diluted basis assuming the conversion of all options, warrants, purchase rights or convertible securities which are exercisable at the time of the issuance of the Newly Issued Shares) PLUS (b) the number of shares of Common Stock which the aggregate consideration, if any, received by the Corporation for the number of Newly Issued Shares would purchase at a price per share equal to the Conversion Price in effect at the time of such issuance, and the denominator shall be the sum of
(X) the number of shares of Common Stock outstanding immediately prior to the issuance of the Newly Issued Shares (calculated on a fully-diluted basis assuming the exercise or conversion of all options, warrants, purchase rights or convertible securities which are exercisable or convertible at the time of the issuance of the Newly Issued Shares) PLUS (Y) the number of Newly Issued Shares. The adjustment provided for in this Section 10(c)(7) may be expressed as the following mathematical formula:

                NCP   =    (O +(C / CP))  *  CP
                          --------------
                               (O + N)

     where,

          C = aggregate consideration received by the Corporation for the Newly Issued Shares

          N =    number of Newly Issued Shares

          O = number of shares of Common Stock outstanding (on a fully diluted basis, as described above) immediately prior to the issuance of the Newly Issued Shares

          CP = Conversion Price immediately prior to the issuance of the Newly Issued Shares

          NCP = Conversion Price immediately after the issuance of the Newly Issued Shares

     (ii)  Notwithstanding the foregoing, no adjustment shall be made under this
Section 10(c)(7) by reason of:

          (A) the issuance by the Corporation of shares of Common Stock pro rata to all holders of the Common Stock so long as (i) any adjustment to the Conversion Price that is required by Section 10(c)(1) is made and (ii) the Corporation shall have given notice of such issuance thereof to the Holders pursuant to
          Section 10(e);

          (B) the issuance by the Corporation of shares of Common Stock upon conversion of the Series B Preferred Stock in accordance with the terms hereof;

          (C) the issuance by the Corporation of shares of Common Stock as dividends on the Series B Preferred Stock, if any, in accordance with the terms of Section 5;

          (D) the issuance by the Corporation of shares of Common Stock to any employee, officer or director of, or consultant to, the Corporation pursuant to any stock option, incentive or employee stock purchase plans or agreements approved by the Corporation's Board of Directors; PROVIDED, HOWEVER, if the Board of Directors and/or its stockholders within 12 months of the Issuance Date increase the number of shares available for grant under the Corporation's 1993 Amended Incentive Stock Option Plan, 1996 Director Stock Option Plan or 2001 Incentive Stock Plan (each a "Plan"), other than any automatic increase provided in any such Plans (so long as the calculation upon which such increase is based, if it calculates the increase based on a percentage of the outstanding capital stock of the Corporation, does not include the Preferred Stock or Common Stock issued or issuable upon conversion of the Preferred Stock), such increase shall be subject to adjustment contemplated by this Section 10(c)(7);

          (E) the issuance by the Corporation of shares of Common Stock or other securities to any bank, equipment lessor or other similar financial institution in connection with commercial credit arrangements, equipment financing or similar transactions approved by the Corporation's Board of Directors;

          (F) the issuance by the Corporation of Newly Issued Shares in an offering for cash for the account of the Corporation that is underwritten on a firm commitment basis and (i) is registered under the 1933 Act or (ii) is sold in an offering to "qualified institutional buyers" as defined in, and in a transaction under, Rule 144A under the 1933 Act;

          (G) the issuance by the Corporation for cash of Newly Issued Shares in connection with a strategic alliance, collaboration, joint venture or partnership of the Corporation with another Person which strategic alliance, collaboration, joint venture or partnership relates to the Corporation's business as conducted immediately prior thereto and which Person is engaged in a business similar or related to the business of the Corporation so long the number of shares issued in such transaction does not exceed ten percent of the outstanding capital stock of the Corporation (on a fully-diluted basis) immediately prior to the issuance and such issuance is unanimously approved by the directors of the Corporation elected pursuant to
          Section 12(c)(1);

          (H) the issuance by the Corporation of New Issued Shares in connection with any merger, consolidation, business combination, share exchange, acquisition of all or any portion of the business or assets of another Person or any similar transaction and such issuance is unanimously approved by the directors of the Corporation elected pursuant to Section 12(c)(1);

          (I)  the issuance of any Merger Shares; and

          (J) any other issuances by the Corporation that are unanimously approved by the directors of the Corporation elected pursuant to
               Section 12(c)(1).

               (8) The Corporation may make such reductions in the Conversion Price, in addition to those required by Sections 10(c)(1), (2), (3), (4), (5),
(6), or (7) as the Board of Directors considers to be advisable to avoid or diminish any income tax to holders of Common Stock or rights to purchase Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes.

               (9) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; PROVIDED, HOWEVER, that any adjustments which by reason of this
Section 10(c)(9) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 10 shall be made by the Corporation and shall be made to the nearest cent or to the nearest one hundredth of a share, as the case may be.

     No adjustment need be made for a change in the par value of the Common Stock or from par value to no par value or from no par value to par value.

               (10) Whenever the Conversion Price is adjusted as herein provided, the Corporation shall promptly, but in no event later than five (5) Business Days thereafter, give notice to the Holders setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment, but which statement shall not include any information which would be material non-public information for purposes of the 1934 Act. Failure to deliver such notice shall not affect the legality or validity of any such adjustment.

               (11) In any case in which this Section 10(c) provides that an adjustment shall become effective immediately after a Record Date for an event, the Corporation may defer until the occurrence of such event (i) issuing to the Holders in connection with any conversion of shares of Series B Preferred Stock after such Record Date and before the occurrence of such event the additional shares of Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the Common Stock issuable upon such conversion before giving effect to such adjustment and (ii) paying to such Holders any amount in cash in lieu of any fraction pursuant to Section 10(b)(6).

               (12) For purposes of this Section 10(c), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Corporation but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Corporation will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Corporation other than dividends or distributions payable only in shares of Common Stock.

               (13) Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value, if any, of the shares of Common Stock issuable upon conversion of the Series B Preferred Stock, the Corporation shall take all corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue shares of such Common Stock at such adjusted Conversion Price.

          (d)  Effect of Reclassification, Consolidation, Merger or Sale.

               (1) If any of the following events occur, namely (A) any reclassification or change of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), (B) any consolidation, merger or combination of the Corporation with another corporation or other entity as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, or (C) any sale or conveyance of the properties and assets of the Corporation as, or substantially as, an entirety to any other corporation or other entity as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, then the Corporation or the successor or purchasing corporation or other entity, as the case may be, shall prior to such transaction amend its certificate of incorporation or comparable instrument to provide that the shares of Series B Preferred Stock, to the extent such shares shall remain outstanding, shall following such transaction be convertible into the kind and amount of shares of stock and other securities or property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance by the holder of a number of shares of Common Stock issuable upon conversion of shares of Series B Preferred Stock immediately prior to such reclassification, change, consolidation, merger, combination, sale or conveyance assuming such holder of Common Stock did not exercise such holder's rights of election, if any, as to the kind or amount of securities, cash or other property receivable upon such consolidation, merger, statutory exchange, sale or conveyance (PROVIDED that, if the kind or amount of securities, cash or other property receivable upon such consolidation, merger, statutory exchange, sale or conveyance is not the same for each share of Common Stock in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purposes of this Section 10(d) the kind and amount of securities, cash or other property receivable upon such consolidation, merger, statutory exchange, sale or conveyance for each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). Such written agreement shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this
Section 10. If, in the case of any such reclassification, change, consolidation, merger, combination, sale or conveyance, the stock or other securities and assets receivable thereupon by a holder of shares of Common Stock includes shares of stock or other securities and assets of a corporation other than the successor or purchasing corporation or other entity, as the case may be, in such reclassification, change, consolidation, merger, combination, sale or conveyance, then such other corporation or other entity shall also so amend its certificate of incorporation or comparable instrument and the certificate(s) of incorporation or comparable instruments so amended shall also contain such additional provisions to protect the interests of the Holders as the Board of Directors shall reasonably consider necessary by reason of the foregoing, including, to the extent practicable, the provisions providing for the redemption rights set forth in Section 11.

               (2) The above provisions of this Section shall similarly apply to successive reclassifications, changes, consolidations, mergers, combinations, sales and conveyances .

               (3)  If this Section 10(d) applies to any event or occurrence,
Section 10(c) shall not apply.

          (e) Notice to Holder Prior to Certain Actions. In case on or after the Issuance Date:

               (1) the Corporation shall declare a dividend (or any other distribution) on its Common Stock (other than in cash out of retained earnings); or

               (2) the Corporation shall authorize the granting to the holders of its Common Stock of rights or warrants to subscribe for or purchase any share of any class or any other rights or warrants; or

               (3) the Board of Directors shall authorize any reclassification of the Common Stock (other than a subdivision or combination of its outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value), or any consolidation or merger or other business combination transaction to which the Corporation is a party and for which approval of any stockholders of the Corporation is required, or the sale or transfer of all or substantially all of the assets of the Corporation; or

               (4) there shall be pending the voluntary or involuntary dissolution, liquidation or winding-up of the Corporation;

the Corporation shall give the Holders as promptly as possible but in any event at least ten (10) Trading Days prior to the applicable date hereinafter specified, a notice stating (A) the date on which a record is to be taken for the purpose of such dividend, distribution or rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or rights are to be determined, or (B) the date on which such reclassification, consolidation, merger, other business combination transaction, sale, transfer, dissolution, liquidation or winding-up is expected to become effective or occur, and the date as of which it is expected that holders of Common Stock of record who shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, other business combination transaction, sale, transfer, dissolution, liquidation or winding-up shall be determined. Such notice shall not include any information which would be material non-public information for purposes of the 1934 Act. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such dividend, distribution, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up. In the case of any such action of which the Corporation gives such notice to the Holders or is required to give such notice to the Holders, the Holders shall be entitled to give a Conversion Notice which is contingent on the completion of such action.

SECTION 11. REPURCHASE UPON HOLDER OPTIONAL REPURCHASE EVENT.

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

          (a) Repurchase Right Upon Holder Optional Repurchase Event. If a Holder Optional Repurchase Event shall occur at any time when any shares of Series B Preferred Stock are outstanding, then, in addition to any other rights of the Holders, each Holder shall have the right, at such Holder's option, to require the Corporation to repurchase all of such Holder's shares of Series B Preferred Stock, or from time to time any portion thereof, on the date that is five (5) Business Days after the date such Holder gives a Holder Notice with respect to such Holder Optional Repurchase Event. Each share of Series B Preferred Stock required to be so repurchased shall be repurchased at a price equal to the Holder Optional Repurchase Price.

          (b)  Notices; Method Of Exercising Optional Repurchase Rights, Etc.

               (1) On or before the fifth Business Day after the occurrence of an Holder Optional Repurchase Event, the Corporation shall give to each Holder a Corporation Notice of the occurrence of such Holder Optional Repurchase Event and of the repurchase right set forth herein arising as a result thereof. The Corporation Notice shall set forth:

                   (i) the date by which the optional repurchase right must be exercised, and

                   (ii) a description of the procedure (set forth below) which each such Holder must follow to exercise such Holder's optional repurchase right. No failure of the Corporation to give a Corporation Notice or defect therein shall limit the right of any Holder to exercise the Holder Optional Repurchase right or affect the validity of the proceedings for the repurchase of such Holder's shares of Series B Preferred Stock.

              (2) To exercise its optional repurchase right, a Holder shall deliver to the Corporation on or before the thirtieth day after a Corporation Notice is given to such Holder (or if no Corporation Notice has been given to such Holder, within 40 days after such Holder first learns of the Holder Optional Repurchase Event) a Holder Notice to the Corporation setting forth the name of such Holder, and number of such Holder's shares of Series B Preferred Stock to be repurchased. A Holder Notice may be revoked by the Holder giving such Holder Notice by giving notice of such revocation to the Corporation at any time prior to the time the Corporation pays the applicable Holder Optional Repurchase Price to such Holder.

              (3) If a Holder shall have given a Holder Notice, then on the applicable Holder Optional Repurchase Date (or such later date as such Holder surrenders such Holder's certificates for the shares of Series B Preferred Stock repurchased) the Corporation shall make payment in immediately available funds of the applicable Holder Optional Repurchase Price to such account as specified by such Holder in writing to the Corporation at least one (1) Business Day prior to the applicable Holder Optional Repurchase Date. The Holder of such shares of Series B Preferred Stock shall not be entitled to payment of the Holder Optional Repurchase Price of such shares of Series B Preferred Stock until such Holder shall have surrendered the certificate(s) for such shares of Series B Preferred Stock to the Corporation or, in the case of the loss, theft or destruction of any such certificate, given indemnity in accordance with Section 14(b).

         (c)  Other.

              (1) A Holder Notice given by a Holder shall be deemed for all purposes to be in proper form unless the Corporation notifies such Holder in writing within three (3) Business Days after such Holder Notice has been given (which notice shall specify all defects in such Holder Notice), and any Holder Notice containing any such defect shall nonetheless be effective on the date given if such Holder promptly undertakes to correct all such defects. Notwithstanding the absence of any such undertaking from such Holder, no such claim of error shall limit or delay performance of the Corporation's obligation to repurchase all shares of Series B Preferred Stock not in dispute.

              (2) If on or before the applicable date for repurchase pursuant to this Section 11 the Corporation shall have failed to pay in full the Holder Optional Repurchase Price for any shares of Series B Preferred Stock to be repurchased to the holders thereof or to deposit the same with an Eligible Bank in accordance with Section 14(c), then without in any way relieving the Corporation of its obligation to pay such amount in accordance herewith (except to the extent expressly provided in this Section 11(c)(2)), the Holder of any such share of Series B Preferred Stock shall continue to have the right to convert such share of Series B Preferred Stock into Common Stock in accordance with Section 10(a) at any time prior to the date on which the Corporation pays the Holder Optional Repurchase Price, as the case may be, of such share of Series B Preferred Stock to such Holder (together with any amount due to such holder pursuant to Section 14(d)) or so deposits the same (together with any amount due to such Holder pursuant to Section 14(d)) and gives notice to such Holder of such deposit; PROVIDED, HOWEVER, that the shares of Common Stock received by such Holder upon any such conversion in certain circumstances may be subject to restrictions on resale by such Holder arising under applicable securities laws to the extent not registered for resale by such Holder pursuant to the Registration Statement. If a Holder converts all or any portion of such Holder's shares of Series B Preferred Stock as permitted by this Section 11(c)(2), the amount of the Holder Optional Repurchase Price due to such Holder with respect to the number of shares of Series B Preferred Stock so converted shall be reduced by the Stated Value for each share of Series B Preferred Stock so converted.

              (3) If a portion of the shares of Series B Preferred Stock represented by a particular certificate are to be repurchased, upon surrender of such certificate to the Corporation in accordance with the terms of this Section 11, the Corporation shall execute and deliver to the Holders of such certificate without service charge, a new certificate or certificates, in such denomination or denominations as requested by such Holder.

SECTION 12. VOTING RIGHTS; CERTAIN RESTRICTIONS AND COVENANTS.

         (a) Voting Rights. Each Holder of Series B Preferred Stock shall be entitled to the number of votes equal to the number of shares of Common Stock into which such shares of Series B Preferred Stock could be converted (pursuant to Section 10) immediately after the close of business on the record date fixed for such meeting or the effective date of such written consent and shall have voting rights and powers equal to the voting rights and powers of the Common Stock and shall be entitled to notice of any stockholders' meeting in accordance with the bylaws of the Corporation; PROVIDED, HOWEVER, that except as set forth in clause (c) below, the Holders shall have no voting rights with respect to any other seats on the Board of

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

Directors. Except as otherwise provided herein or as required by law, the Series B Preferred Stock shall vote together with the Common Stock at any annual or special meeting of the stockholders and not as a separate class, and may act by written consent in the same manner as the Common Stock.

         (b) Certificate Of Incorporation; Certain Stock. The affirmative vote or written consent of the Majority Holders, voting separately as a class, will be required for (1) any amendment, alteration, or repeal, whether by merger or consolidation or otherwise, of the Corporation's Certificate of Incorporation or this Certificate of Designations if the amendment, alteration, or repeal materially and adversely affects the powers, preferences, or special rights of the Series B Preferred Stock, or (2) the creation or issuance of any Senior Dividend Stock, Senior Liquidation Stock, Parity Dividend Stock or Parity Liquidation Stock; PROVIDED, HOWEVER, that any increase in the authorized Preferred Stock of the Corporation or the creation and issuance of any stock which is both Junior Dividend Stock and Junior Liquidation Stock shall not be deemed to affect materially and adversely such powers, preferences, or special rights and any such increase or creation and issuance may be made without any such vote by the Holders except as otherwise required by law; and PROVIDED FURTHER, HOWEVER, that no such amendment, alteration or repeal shall (i) reduce the Mandatory Redemption Price, Holder Optional Repurchase Price or Corporation Redemption Price or the amount payable, if any, to a holder of shares of Series B Preferred Stock pursuant to Section 5, (ii) change the definition of Majority Holders, (iii) change the method of calculating the Conversion Price in a manner adverse to the Holders or reduce the number of shares of Common Stock issuable upon any conversion of shares of Series B Preferred Stock (other than any reduction in the number of shares of Common Stock so issuable pursuant to an amendment of the Certificate of Incorporation which effects a combination of the outstanding shares of Common Stock and results in an adjustment in the Conversion Price pursuant to Section 10(c)(3)), or (iv) amend, modify or repeal any provision of this Section 12(b), unless in each such case referred to in the preceding clauses (i) through (iv) such amendment, modification or repeal has been approved by the affirmative vote or written consent of the Majority Holders, voting separately as a class.

         (c) Election of Directors. For so long as any shares of Series B Preferred Stock remain outstanding: (1) the Holders, voting as a separate class, shall be entitled to elect three (3) members of the Corporation's Board of Directors at each meeting or pursuant to each consent of the Corporation's stockholders for the election of directors, and to remove from office such directors and to fill any vacancy caused by the resignation, death or removal of such directors; and (2) the holders of Common Stock and the Holders, voting together as a single class on an as-converted basis, shall be entitled to elect the remaining members of the Board of Directors at each meeting or pursuant to each consent of the Corporation's stockholders for the election of directors, and to remove from office such directors and to fill any vacancy caused by the resignation, death or removal of such directors.

         (d) Repurchases of Series B Preferred Stock. The Corporation shall not repurchase or otherwise acquire any shares of Series B Preferred Stock (other than pursuant to Section 7(a), Section 9(a) or Section 11) unless the Corporation offers to repurchase or otherwise acquire simultaneously a pro rata portion of each Holder's shares of Series B Preferred Stock based on the ratio of the number of shares of Series B Preferred Stock held by such Holder to the total number of shares of Series B Preferred Stock outstanding for cash at the same price per share.

SECTION 13. OUTSTANDING SHARES.

     For purposes of this Certificate of Designations, all shares of Series B Preferred Stock shall be deemed outstanding except (a) from the date a Conversion Notice is given by a holder of Series B Preferred Stock, all shares of Series B Preferred Stock converted into Common Stock (so long as the Corporation shall issue the shares of Common Stock issuable upon such conversion as and when required by this Certificate of Designations); (b) from the date of registration of transfer, all shares of Series B Preferred Stock held of record by the Corporation or any subsidiary or Affiliate (as defined herein) of the Corporation (other than any original holder of shares of Series B Preferred Stock) and (c) from the applicable Initial Mandatory Redemption Date and Final Mandatory Redemption Date, Holder Optional Repurchase Date or Corporation Redemption Date, all shares of Series B Preferred Stock which are redeemed, so long as in each case the Mandatory Redemption Price, Holder Optional Repurchase Price or Corporation Redemption Price, as the case may be, of such shares of Series B Preferred Stock shall have been paid by the Corporation as and when due hereunder or deposited in accordance with Section 14(c).

SECTION 14. MISCELLANEOUS.

         (a) Notices. Any notices required or permitted to be given under the terms of this Certificate of Designations shall be in writing and shall be delivered by telephone line facsimile transmission or if no telephone line facsimile transmission number shall have been provided for such purpose, shall be delivered personally or by courier or by mail and shall be deemed given upon receipt, if delivered by telephone line facsimile transmission, personally or by courier or five days after being placed in the mail (certified mail, return receipt requested, in the case of any such notice to a Person at an address in the United States of America), if mailed (1) in the case of the Corporation, addressed to the Corporation at 850 Maude Avenue, Mountain View, California 94043, Attention: Chief Financial Officer (telephone line facsimile transmission number (650) 428-3545), or, (2) in the case of any Holder, at such Holder's address or telephone line facsimile transmission number or address shown on the stock books maintained by the Corporation with respect to the Series B Preferred Stock or such other telephone line facsimile transmission number or address as the Corporation shall have provided by notice to the Holders in accordance with this Section 14(a) or any Holder shall have provided to the Corporation in accordance with this Section 14(a).

         (b) Replacement of Certificates. Upon receipt by the Corporation of evidence reasonably satisfactory to the Corporation of the ownership of and the loss, theft, destruction or mutilation of any certificate for shares of Series B Preferred Stock and (1) in the case of loss, theft or destruction, of indemnity from the Holder of the certificate for such shares of Series B Preferred Stock reasonably satisfactory in form to the Corporation (and without the requirement to post any bond or other security) or (2) in the case of mutilation, upon surrender and cancellation of the certificate for such shares of Series B Preferred Stock, the Corporation will execute and deliver to such Holder a new certificate for such shares of Series B Preferred Stock without charge to such Holder.

         (c) Payment on Redemption; Deposit of Redemption Price. If any share of Series B Preferred Stock is to be redeemed and any notice required in connection therewith shall have been timely given as provided therein, the applicable redemption price of such share of Series B Preferred Stock to be so redeemed and with respect to which any such notice has been given shall become due and payable on the applicable redemption date. On and after such redemption date, provided that the Corporation shall have paid such redemption price to the respective Holders who are entitled thereto on or prior to the applicable redemption date or shall have deposited with an Eligible Bank on or prior to such redemption date, to be held in trust for the respective Holders entitled thereto, an amount sufficient to pay the applicable redemption price, then on such redemption date the dividends on such share of Series B Preferred Stock shall cease to accrue, and such share of Series B Preferred Stock shall be deemed not to be outstanding and the Holder thereof shall not be entitled to any rights of a Holder except to receive payment of the applicable redemption price and all other rights hereunder with respect to such share of Series B Preferred Stock shall cease. So long as the Corporation shall have so paid or deposited the full amount of the applicable redemption price on a timely basis, no Holder shall be entitled to interest on the amount so held by such Eligible Bank and, so long as the Corporation shall be in compliance in all material respects with its obligations to the Holders (including, without limitation, its obligations under the Transaction Documents), the Corporation shall be entitled to any interest paid by such Eligible Bank on the funds so deposited, subject to applicable abandoned property and escheat laws. On presentation and surrender of the certificate for such share of Series B Preferred Stock, such share shall be redeemed at the applicable redemption price.

         (d) Overdue Amounts. If the Corporation fails to pay when due or to deposit with an Eligible Bank in accordance with Section 14(c) the full amount of the Mandatory Redemption Price, the Holder Optional Repurchase Price or the Corporation Redemption Price on or before the respective Initial Mandatory Redemption Date and Final Mandatory Redemption Date, Holder Optional Repurchase Date, Corporation Redemption Date or the date of redemption specified in Section 11(b), in each such case for the number of shares of Series B Preferred Stock to be redeemed on such date or to pay any other amount to any Holder when due, then the amount thereof shall bear interest at a rate of 5% per annum in excess of the LIBOR Rate (or such lesser rate as shall be the maximum rate allowed by applicable law) from such date until paid or so deposited in full or until such share of Series B Preferred Stock is converted in accordance with this Certificate of Designations (in which case such interest shall remain due and payable).

         (e) Certain Changes in Law. To the extent that the 1933 Act or the 1934 Act or any statutes, rules or regulations promulgated thereunder relating to the registration for public sale of securities and/or the registration of issuers thereof are superseded, replaced or repealed, the requirements of this Certificate of Designations relating to such statutes, rules and regulations shall be applied as nearly as practicable with respect to such successor statutes, rules or regulations, if any, to achieve the purposes intended hereby.

     In Witness Whereof, Microcide Pharmaceuticals, Inc., has caused this certificate to be signed by one of its officers thereunto duly authorized as of the [__] day of [_________], 2001.

                              MICROCIDE PHARMACEUTICALS, INC.


                              By: ___________________________________________
                              Name: _________________________________________
                              Title: ________________________________________

          This Proxy is solicited on behalf of the Board of Directors

                        MICROCIDE PHARMACEUTICALS, INC.

                        SPECIAL MEETING OF STOCKHOLDERS
                            TO BE HELD       , 2001

   The undersigned stockholder of MICROCIDE PHARMACEUTICALS, INC., a Delaware corporation, hereby acknowledges receipt of the Notice of Special Meeting of
Stockholders and Proxy Statement, each dated       , 2001, and hereby appoints
John Walker and James E. Rurka, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Special Meeting of
Stockholders of MICROCIDE PHARMACEUTICALS, INC. to be held on       , 2001, at
   a.m. local time, at Microcide's offices located at 850 Maude Avenue, Mountain View, California 94043, and at any adjournment or postponement, and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

   1. APPROVAL OF THE ISSUANCE OF UP TO 5.55 MILLION SHARES OF COMMON STOCK PURSUANT TO THE MERGER AGREEMENT:

                      [_] FOR   [_] AGAINST   [_] ABSTAIN

   2. APPROVAL OF THE ISSUANCE OF UP TO 60,000 SHARES OF SERIES B CONVERTIBLE REDEEMABLE PREFERRED STOCK PURSUANT TO THE SUBSCRIPTION AGREEMENTS:

                      [_] FOR   [_] AGAINST   [_] ABSTAIN

   3. APPROVAL OF THE AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF MICROCIDE TO ESSENTIAL THERAPEUTICS, INC.:

                      [_] FOR   [_] AGAINST   [_] ABSTAIN

and, in their discretion, upon any other matter or matters that may properly come before the meeting or any adjournment or postponement.

   THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK PURSUANT TO THE MERGER AGREEMENT, "FOR" THE APPROVAL OF THE ISSUANCE OF SHARES OF PREFERRED STOCK PURSUANT TO THE SUBSCRIPTION AGREEMENTS, "FOR" APPROVAL OF THE AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION AND AS SAID PROXIES DEEM ADVISABLE ON ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT.

Dated:                   , 2001           _____________________________________
                                          Signature

                                          _____________________________________
                                          Signature

(This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)